UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/19

Item 1.	Reports to Stockholders.

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semiannual shareholder reports by mail, unless you specifically request them from the insurance company that offers your variable annuity or variable life insurance contract or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

This notice is not legally a part of the shareholder report.

Franklin Templeton Variable Insurance

Products Trust Semiannual Report

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

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Franklin Allocation VIP Fund

(Formerly, Franklin Founding Funds Allocation VIP Fund)

This semiannual report for Franklin Allocation VIP Fund covers the period ended June 30, 2019. As previously communicated, effective May 1, 2019, the Fund changed its name to Franklin Allocation VIP Fund and changed from a fund of funds that invested fixed percentages in three underlying funds to an actively managed fund that invests in a variety of equity and fixed income investments.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +12.87% total return* for the six-month period ended June 30, 2019.

*On May 1, 2019, the Fund’s investment strategies changed. Performance prior to May 1, 2019, is attributable to the Fund’s performance before the strategy change. The Fund has an expense reduction and a fee waiver associated with any investments in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among various sleeves (investment strategies).

Fund Risks

All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goals is directly related to the ability of the underlying funds to meet their investment goals. Additionally, because these underlying funds may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, one of the Fund’s benchmarks, the Standard & Poor’s® 500 Index (S&P 500®) posted a +18.54% total return. The Fund’s new benchmarks, the Bloomberg Barclays U.S. Aggregate Index posted a +6.11% total return; the MSCI World ex USA Index posted a +17.38% total return; and the Linked Allocation VIP Fund Benchmark (Blended Benchmark) posted a +12.63% total

Portfolio Composition

Based on Total Net Assets as of 6/30/19

return.1,2 One of the Fund’s old benchmarks, the MSCI World Index posted a +17.38% total return for the same period.1 The Fund changed from a fund that invested fixed percentages in three underlying funds to an actively managed fund that invests in a variety of equity and fixed income investments; its benchmarks also changed.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union,

1. Source: Morningstar.

2. Source: Factset. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 40% S&P 500, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World ex USA Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN ALLOCATION VIP FUND

geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.3 However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.3

Geographic Composition

Based on Total Net Assets as of 6/30/19

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter. However, the bloc’s annual inflation rate decreased during the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy and Templeton Global

3. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALLOCATION VIP FUND

Bond VIP Fund Strategy. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Fund’s investments. Allocation to each sleeve will generally not exceed 20% and will vary with market conditions. However, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets.

Manager’s Discussion

From January 1, 2019, through the date of the investment strategy change on May 1, 2019, the Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets. For the period after the investment strategy change through June 30, 2019, the Fund’s performance can be attributed largely to its allocation among the underlying sleeves and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets. The allocation to the sleeves did not change over the period.

Top 10 Holdings

6/30/19

Company Sector/Industry	% of Total Net Assets
Templeton Global Bond VIP Fund	4.0%
Diversified Financials
Microsoft Corp.	1.1%
Software & Services
Apple Inc.	0.7%
Technology Hardware & Equipment
Amazon.com Inc.	0.6%
Retailing
Linde PLC (United Kingdom)	0.6%
Materials
Texas Instruments Inc.	0.5%
Semiconductors & Semiconductor Equipment
Mastercard Inc.	0.5%
Software & Services
Roper Technologies Inc.	0.5%
Capital Goods
Union Pacific Corp.	0.5%
Transportation
NIKE Inc.	0.5%
Consumer Durables & Apparel

For the period before the investment strategy change, Franklin Income VIP Fund – Class 1 and Franklin Mutual

Shares VIP Fund – Class 1 underperformed the S&P 500. Templeton Growth VIP Fund – Class 1 underperformed the MSCI World Index. For the period after the investment strategy change, the Franklin Growth Strategy outperformed the S&P 500, the Franklin Rising Dividends Strategy outperformed the S&P 500, the Templeton Foreign Strategy underperformed the MSCI All Country World ex U.S.A. Index, the Franklin International Growth Strategy underperformed the MSCI EAFE Index , the U.S. Smart Beta Equity Strategy outperformed the Russell 1000® Index, the Franklin U.S. Government Securities Strategy underperformed the Bloomberg Barclays U.S. Government Index: Intermediate Component, the Investment-Grade Corporate Strategy outperformed the Bloomberg Barclays U.S. Corporate Index: Investment-Grade Component.

Thank you for your participation in Franklin Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALLOCATION VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x
$ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,128.70	$3.11	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses from 1/1/2019 to 4/30/2019 and includes acquired fees and expenses from 5/1/2019 to 6/30/2019.

Effective 5/01/2019, the expense waiver changed and the new annualized net expense ratio was 0.92%. Had such expense waiver been in effect for the full period, the expenses paid would have been $4.86 based upon the Fund’s actual performance and $4.61 based upon a hypothetical 5% return.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Allocation VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.37	$ 7.44	$ 7.13	$ 6.80	$ 7.47	$ 7.47

Income from investment operations[a]:

Net investment income[b,c]	0.05	0.23	0.21	0.21	0.26	0.22

Net realized and unrealized gains (losses)	0.77	(0.89)	0.63	0.64	(0.68)	0.02

Total from investment operations	0.82	(0.66)	0.84	0.85	(0.42)	0.24

Less distributions from:

Net investment income	(0.27)	(0.24)	(0.22)	(0.29)	(0.24)	(0.23)

Net realized gains	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)

Total distributions	(0.73)	(0.41)	(0.53)	(0.52)	(0.25)	(0.24)

Net asset value, end of period	$ 6.46	$ 6.37	$ 7.44	$ 7.13	$ 6.80	$ 7.47

Total return[d]	13.04%	(9.34)%	12.17%	13.43%	(5.93)%	3.05%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.27%	0.12%	0.12%	0.11%	0.11%	0.11%

Expenses net of waiver and payments by affiliates[f]	0.24%	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income[c]	1.36%	3.13%	2.75%	3.09%	3.51%	2.88%

Supplemental data

Net assets, end of period (000’s)	$1,139	$984	$1,047	$1,025	$1,083	$1,114

Portfolio turnover rate	130.55%	2.23%	1.28%	0.10%	0.26%	4.80%

Portfolio turnover rate excluding mortgage dollar rolls	128.50% [g]	2.23%	1.28%	0.10%	0.26%	4.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.39% for the period ended June 30, 2019.

gSee Note 1(e) regarding mortgage dollar rolls.

FFA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.32	$ 7.39	$ 7.08	$ 6.75	$ 7.42	$ 7.42

Income from investment operations[a]:

Net investment income[b,c]	0.04	0.21	0.18	0.19	0.24	0.20

Net realized and unrealized gains (losses)	0.77	(0.89)	0.64	0.64	(0.68)	0.02

Total from investment operations	0.81	(0.68)	0.82	0.83	(0.44)	0.22

Less distributions from:

Net investment income	(0.25)	(0.22)	(0.20)	(0.27)	(0.22)	(0.21)

Net realized gains	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)

Total distributions	(0.71)	(0.39)	(0.51)	(0.50)	(0.23)	(0.22)

Net asset value, end of period	$ 6.42	$ 6.32	$ 7.39	$ 7.08	$ 6.75	$ 7.42

Total return[d]	12.99%	(9.65)%	11.98%	13.18%	(6.21)%	2.85%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.52%	0.37%	0.37%	0.36%	0.36%	0.36%

Expenses net of waiver and payments by affiliates[f]	0.49%	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income[c]	1.11%	2.88%	2.50%	2.84%	3.26%	2.63%

Supplemental data

Net assets, end of period (000’s)	$415,902	$390,300	$480,402	$474,669	$480,715	$557,704

Portfolio turnover rate	130.55%	2.23%	1.28%	0.10%	0.26%	4.80%

Portfolio turnover rate excluding mortgage dollar rolls	128.50% [g]	2.23%	1.28%	0.10%	0.26%	4.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.39% for the period ended June 30, 2019.

gSee Note 1(e) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.46	$ 7.53	$ 7.21	$ 6.87	$ 7.54	$ 7.54

Income from investment operations[a]:

Net investment income[b,c]	0.03	0.20	0.18	0.19	0.23	0.20

Net realized and unrealized gains (losses)	0.79	(0.89)	0.64	0.64	(0.68)	0.02

Total from investment operations	0.82	(0.69)	0.82	0.83	(0.45)	0.22

Less distributions from:

Net investment income	(0.24)	(0.21)	(0.19)	(0.26)	(0.21)	(0.21)

Net realized gains	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)	(0.01)

Total distributions	(0.70)	(0.38)	(0.50)	(0.49)	(0.22)	(0.22)

Net asset value, end of period	$ 6.58	$ 6.46	$ 7.53	$ 7.21	$ 6.87	$ 7.54

Total return[d]	12.87%	(9.58)%	11.78%	12.92%	(6.24)%	2.75%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	0.62%	0.47%	0.47%	0.46%	0.46%	0.46%

Expenses net of waiver and payments by affiliates[f]	0.59%	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[c]	1.01%	2.78%	2.40%	2.74%	3.16%	2.53%

Supplemental data

Net assets, end of period (000’s)	$408,472	$393,385	$528,862	$530,403	$550,825	$702,324

Portfolio turnover rate	130.55%	2.23%	1.28%	0.10%	0.26%	4.80%

Portfolio turnover rate excluding mortgage dollar rolls	128.50% [g]	2.23%	1.28%	0.10%	0.26%	4.80%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.39% for the period ended June 30, 2019.

gSee Note 1(e) regarding mortgage dollar rolls.

FFA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Allocation VIP Fund

	Country	Shares	Value

Common Stocks 57.5%
Automobiles & Components 0.6%
Aptiv PLC	United States	26,000	$2,101,579
BorgWarner Inc.	United States	11,694	490,914
Cie Generale des Etablissements Michelin SCA	France	7,087	898,742
Ford Motor Co.	United States	49,009	501,362
Gentex Corp.	United States	7,242	178,226
Lear Corp.	United States	1,609	224,086
Sumitomo Rubber Industries Ltd.	Japan	56,200	649,464
Thor Industries Inc.	United States	1,287	75,225

			5,119,598

Banks 2.7%
Bangkok Bank PCL, fgn	Thailand	46,100	298,921
Bangkok Bank PCL, NVDR	Thailand	23,800	152,773
Bank of Ireland Group PLC	Ireland	184,044	961,623
Barclays PLC	United Kingdom	428,479	815,132
BNP Paribas SA	France	56,661	2,690,295
FinecoBank Banca Fineco SpA	Italy	190,000	2,118,975
Hana Financial Group Inc.	South Korea	36,260	1,172,165
HSBC Holdings PLC (GBP Traded)	United Kingdom	192,145	1,602,931
HSBC Holdings PLC (HKD Traded)	United Kingdom	16,000	132,716
ING Groep NV	Netherlands	171,468	1,987,541
Kasikornbank PCL, fgn	Thailand	100,800	622,405
KB Financial Group Inc.	South Korea	62,761	2,487,244
KBC Groep NV	Belgium	30,000	1,965,841
People’s United Financial Inc.	United States	8,691	145,835
Shinhan Financial Group Co. Ltd.	South Korea	21,953	851,980
Standard Chartered PLC	United Kingdom	299,437	2,715,888
Sumitomo Mitsui Financial Group Inc., ADR	Japan	209,200	1,476,952

			22,199,217

Capital Goods 6.2%
3M Co.	United States	12,027	2,084,760
Allegion PLC	United States	4,995	552,197
Allison Transmission Holdings Inc.	United States	965	44,728
AMETEK Inc.	United States	4,953	449,930
BAE Systems PLC	United Kingdom	158,378	996,409
The Boeing Co.	United States	9,974	3,630,636
BWX Technologies Inc.	United States	14,545	757,794
CAE Inc.	Canada	47,000	1,263,501
Carlisle Cos. Inc.	United States	3,300	463,353
Caterpillar Inc.	United States	3,957	539,300
CK Hutchison Holdings Ltd.	Hong Kong	179,500	1,769,231
Compagnie de Saint-Gobain	France	26,493	1,032,314
Cummins Inc.	United States	3,862	661,715
Deere & Co.	United States	3,589	594,733
Donaldson Co. Inc.	United States	8,800	447,568
Dover Corp.	United States	9,800	981,960
Emerson Electric Co.	United States	24,482	1,633,439

Semiannual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Capital Goods (continued)
	Fastenal Co.	United States	17,704	$576,973
	Ferguson PLC	United Kingdom	34,000	2,417,985
	Fortive Corp.	United States	3,817	311,162
	General Dynamics Corp.	United States	13,184	2,397,115
	Graco Inc.	United States	4,265	214,018
	Honeywell International Inc.	United States	13,800	2,409,342
	Huntington Ingalls Industries Inc.	United States	3,218	723,213
	Illinois Tool Works Inc.	United States	7,173	1,081,760
	Ingersoll-Rand PLC	United States	7,870	996,893
	Johnson Controls International PLC	United States	24,400	1,007,964
	Lockheed Martin Corp.	United States	7,666	2,786,898
	MSC Industrial Direct Co. Inc., A	United States	1,046	77,676
	MTU Aero Engines AG	Germany	11,000	2,619,871
	Northrop Grumman Corp.	United States	7,858	2,538,998
	nVent Electric PLC	United States	15,800	391,682
	Pentair PLC	United States	14,500	539,400
	Raytheon Co.	United States	14,005	2,435,189
	Rockwell Automation Inc.	United States	3,540	579,958
	Roper Technologies Inc.	United States	10,800	3,955,608
	Sinopec Engineering Group Co. Ltd.	China	751,500	636,820
	Snap-on Inc.	United States	402	66,587
	Stanley Black & Decker Inc.	United States	5,402	781,183
	Toro Co.	United States	3,460	231,474
	United Technologies Corp.	United States	16,377	2,132,285
	Vestas Wind Systems AS	Denmark	5,751	496,637
	W.W. Grainger Inc.	United States	3,129	839,292
a	WABCO Holdings Inc.	United States	402	53,305
	Watsco Inc.	United States	724	118,396

				51,321,252

	Commercial & Professional Services 1.1%
	Cintas Corp.	United States	6,753	1,602,419
a	Copart Inc.	United States	5,150	384,911
	Equifax Inc.	United States	3,896	526,895
	Experian PLC	United Kingdom	85,000	2,573,427
a	IHS Markit Ltd.	United States	25,509	1,625,434
	Matthews International Corp., A	United States	7,900	275,315
	Republic Services Inc.	United States	1,300	112,632
	Robert Half International Inc.	United States	4,023	229,351
	Rollins Inc.	United States	4,587	164,536
	Verisk Analytics Inc.	United States	10,757	1,575,470

				9,070,390

	Consumer Durables & Apparel 1.0%
a	Capri Holdings Ltd.	United States	4,828	167,435
	Carter’s Inc.	United States	1,207	117,731
	Garmin Ltd.	United States	3,621	288,956
	Hasbro Inc.	United States	3,299	348,638
a	Kontoor Brands Inc.	United States	1,322	37,042

FFA-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Consumer Durables & Apparel (continued)
	Leggett & Platt Inc.	United States	3,621	$138,938
a	Lululemon Athletica Inc.	United States	2,736	493,055
	NIKE Inc., B	United States	44,031	3,696,402
	Panasonic Corp., ADR	Japan	170,700	1,414,762
	Polaris Industries Inc.	United States	1,770	161,477
	Ralph Lauren Corp.	United States	643	73,038
	Tapestry Inc.	United States	8,771	278,304
	VF Corp.	United States	9,254	808,337

				8,024,115

	Consumer Services 1.3%
	Carnival Corp.	United States	17,695	823,702
	Choice Hotels International Inc.	United States	1,046	91,013
	Darden Restaurants Inc.	United States	3,862	470,121
	Domino’s Pizza Inc.	United States	1,207	335,884
	Graham Holdings Co., B	United States	568	391,937
a	Grand Canyon Education Inc.	United States	643	75,244
	H&R Block Inc.	United States	6,840	200,412
	Las Vegas Sands Corp.	United States	6,679	394,662
	McDonald’s Corp.	United States	12,318	2,557,956
	Six Flags Entertainment Corp.	United States	1,046	51,965
	Starbucks Corp.	United States	18,428	1,544,819
a	TAL Education Group, ADR	China	70,000	2,667,000
	Wyndham Destinations Inc.	United States	965	42,364
	Yum! Brands Inc.	United States	10,864	1,202,319

				10,849,398

	Diversified Financials 1.5%
	American Express Co.	United States	4,310	532,026
a	Berkshire Hathaway Inc., B	United States	1,999	426,127
	BlackRock Inc.	United States	1,610	755,573
	The Charles Schwab Corp.	United States	21,421	860,910
	Chimera Investment Corp.	United States	4,828	91,104
	Deutsche Boerse AG	Germany	18,000	2,545,635
	Evercore Inc.	United States	563	49,865
	FactSet Research Systems Inc.	United States	965	276,530
	Flow Traders	Netherlands	31,438	917,811
	Intercontinental Exchange Inc.	United States	10,030	861,978
	Invesco Ltd.	United States	3,058	62,567
	Lazard Ltd., A	United States	3,540	121,741
	MarketAxess Holdings Inc.	United States	885	284,457
	Morningstar Inc.	United States	482	69,716
	MSCI Inc.	United States	1,931	461,104
	Navient Corp.	United States	2,011	27,450
	S&P Global Inc.	United States	5,391	1,228,016
	Santander Consumer USA Holdings Inc.	United States	2,575	61,697
	SEI Investments Co.	United States	2,253	126,393
	State Street Corp.	United States	2,700	151,362
	T. Rowe Price Group Inc.	United States	6,437	706,203

Semiannual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Diversified Financials (continued)
	UBS Group AG	Switzerland	112,597	$1,337,626

				11,955,891

	Energy 2.7%
a	Apergy Corp.	United States	8,000	268,320
	BP PLC	United Kingdom	446,496	3,110,713
	Cabot Oil & Gas Corp., A	United States	24,348	559,030
	Chevron Corp.	United States	7,800	970,632
	Cimarex Energy Co.	United States	724	42,955
	Concho Resources Inc.	United States	4,340	447,801
	The Drilling Co. of 1972 AS	Denmark	1,670	129,717
	Eni SpA	Italy	124,395	2,065,558
	EOG Resources Inc.	United States	6,600	614,856
	Exxon Mobil Corp.	United States	22,451	1,720,420
	Husky Energy Inc.	Canada	80,300	760,850
	John Wood Group PLC	United Kingdom	420,000	2,410,873
	Occidental Petroleum Corp.	United States	11,700	588,276
	Phillips 66	United States	5,472	511,851
	Royal Dutch Shell PLC, B	United Kingdom	67,820	2,222,964
	SBM Offshore NV	Netherlands	64,376	1,242,696
	Schlumberger Ltd.	United States	14,700	584,178
	Tenaris SA	Italy	53,565	700,906
	Total SA	France	40,836	2,287,563
	Valero Energy Corp.	United States	10,300	881,783

				22,121,942

	Food & Staples Retailing 0.8%
	Casey’s General Stores Inc.	United States	885	138,051
	Costco Wholesale Corp.	United States	5,311	1,403,485
	The Kroger Co.	United States	6,518	141,506
	Seven & I Holdings Co. Ltd., ADR	Japan	52,600	887,362
a	Sprouts Farmers Market Inc.	United States	1,770	33,435
	Sysco Corp.	United States	13,680	967,450
	Walgreens Boots Alliance Inc.	United States	16,968	927,641
	Walmart Inc.	United States	21,154	2,337,305

				6,836,235

	Food, Beverage & Tobacco 2.0%
	Altria Group Inc.	United States	22,452	1,063,102
	Archer-Daniels-Midland Co.	United States	7,564	308,611
	Brown-Forman Corp., A	United States	1,609	88,495
	Brown-Forman Corp., B	United States	11,709	649,030
	Bunge Ltd.	United States	11,000	612,810
	The Coca-Cola Co.	United States	24,384	1,241,633
	Constellation Brands Inc., A	United States	3,910	770,035
	Ezaki Glico Co. Ltd.	Japan	5,300	235,949
	Flowers Foods Inc.	United States	4,587	106,740
	General Mills Inc.	United States	16,175	849,511
	The Hershey Co.	United States	4,667	625,518

FFA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Food, Beverage & Tobacco (continued)
	Hormel Foods Corp.	United States	8,208	$332,752
	Ingredion Inc.	United States	1,689	139,326
	The J. M. Smucker Co.	United States	1,529	176,126
	Kellogg Co.	United States	2,092	112,068
	Kirin Holdings Co. Ltd.	Japan	12,900	277,993
	Lamb Weston Holdings Inc.	United States	5,455	345,629
	McCormick & Co. Inc.	United States	6,700	1,038,567
	Mondelez International Inc., A	United States	10,656	574,358
a	Monster Beverage Corp.	United States	26,347	1,681,729
	PepsiCo Inc.	United States	22,778	2,986,879
	Philip Morris International Inc.	United States	14,163	1,112,220
	Suntory Beverage & Food Ltd.	Japan	19,800	860,351
	Tyson Foods Inc.	United States	7,323	591,259

				16,780,691

	Health Care Equipment & Services 3.8%
	Abbott Laboratories	United States	24,020	2,020,082
a	ABIOMED Inc.	United States	1,452	378,232
	Baxter International Inc.	United States	2,790	228,501
	Becton, Dickinson and Co.	United States	9,143	2,304,127
a	Centene Corp.	United States	3,807	199,639
	Cerner Corp.	United States	5,874	430,564
	Chemed Corp.	United States	241	86,962
	Cochlear Ltd.	Australia	19,000	2,758,635
	CVS Health Corp.	United States	7,300	397,777
	Danaher Corp.	United States	7,487	1,070,042
	DENTSPLY SIRONA Inc.	United States	4,900	285,964
a	Edwards Lifesciences Corp.	United States	2,887	533,344
	Encompass Health Corp.	United States	1,287	81,544
	GN Store Nord A/S	Denmark	45,000	2,099,287
a	Haemonetics Corp.	United States	7,214	868,133
	HCA Holdings Inc.	United States	3,460	467,688
a	Intuitive Surgical Inc.	United States	5,383	2,823,653
a	Laboratory Corp. of America Holdings	United States	3,613	624,688
a	LivaNova PLC	United Kingdom	36,000	2,590,560
	Medtronic PLC	United States	18,500	1,801,715
	Quest Diagnostics Inc.	United States	6,448	656,471
	ResMed Inc.	United States	3,862	471,280
	Sinopharm Group Co. Ltd., H	China	227,200	799,780
	Stryker Corp.	United States	15,274	3,140,029
	Teleflex Inc.	United States	3,587	1,187,835
	UnitedHealth Group Inc.	United States	4,345	1,060,224
	Universal Health Services Inc., B	United States	643	83,841
a	Varian Medical Systems Inc.	United States	4,659	634,230
	West Pharmaceutical Services Inc.	United States	9,400	1,176,410

				31,261,237

Semiannual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Household & Personal Products 0.9%
	Church & Dwight Co. Inc.	United States	7,081	$517,338
	Clorox Co.	United States	4,345	665,263
	Colgate-Palmolive Co.	United States	31,114	2,229,940
	Estee Lauder Cos. Inc., A	United States	6,518	1,193,511
	Kimberly-Clark Corp.	United States	2,977	396,775
	Nu Skin Enterprises Inc., A	United States	1,448	71,415
	The Procter & Gamble Co.	United States	22,756	2,495,195

				7,569,437

	Insurance 0.6%
	Aflac Inc.	United States	19,775	1,083,868
	American National Insurance Co.	United States	241	28,069
	Assured Guaranty Ltd.	United States	804	33,832
	Erie Indemnity Co., A	United States	4,343	1,104,338
	Everest Re Group Ltd.	United States	563	139,162
	Marsh & McLennan Cos. Inc.	United States	11,668	1,163,883
	Mercury General Corp.	United States	804	50,250
	The Progressive Corp.	United States	11,507	919,755

				4,523,157

	Materials 3.9%
	Air Products and Chemicals Inc.	United States	13,665	3,093,346
	Alamos Gold Inc., A	Canada	229,900	1,390,895
	Albemarle Corp.	United States	26,465	1,863,401
	Avery Dennison Corp.	United States	1,770	204,754
a	Axalta Coating Systems Ltd.	United States	24,143	718,737
	Celanese Corp.	United States	8,901	959,528
	CRH PLC	Ireland	20,944	683,114
	Eastman Chemical Co.	United States	1,850	143,985
	Ecolab Inc.	United States	11,001	2,172,037
	Huntsman Corp.	United States	1,770	36,179
	International Flavors & Fragrances Inc.	United States	2,896	420,181
	Johnson Matthey PLC	United Kingdom	36,353	1,536,882
	Koninklijke DSM NV	Netherlands	22,000	2,718,663
	Linde PLC	United Kingdom	22,735	4,565,188
	Lotte Chemical Corp.	South Korea	4,358	951,125
	LyondellBasell Industries NV, A	United States	10,622	914,873
	Martin Marietta Materials Inc.	United States	2,841	653,742
	NewMarket Corp.	United States	241	96,627
	Nucor Corp.	United States	5,500	303,050
	Packaging Corp. of America	United States	1,529	145,744
	Sealed Air Corp.	United States	2,011	86,031
	Sonoco Products Co.	United States	2,655	173,478
	Steel Dynamics Inc.	United States	1,689	51,008
	Sumitomo Metal Mining Co. Ltd.	Japan	38,700	1,155,401
	Symrise AG	Germany	22,500	2,165,017
	Taiheiyo Cement Corp.	Japan	21,900	662,159
	Umicore SA	Belgium	76,000	2,436,497

FFA-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Materials (continued)
	Wheaton Precious Metals Corp.	Canada	90,000	$2,176,217

				32,477,859

	Media & Entertainment 2.2%
a	Alphabet Inc., A	United States	2,311	2,502,351
a	AMC Networks Inc., A	United States	804	43,810
	Ascential PLC	United Kingdom	467,885	2,116,507
a	Baidu Inc., ADR	China	9,600	1,126,656
	Cable One Inc.	United States	571	668,635
	Cinemark Holdings Inc.	United States	804	29,024
	Comcast Corp., A	United States	37,203	1,572,943
	CyberAgent Inc.	Japan	70,000	2,535,244
a	Electronic Arts Inc.	United States	4,324	437,848
a	Facebook Inc., A	United States	5,408	1,043,744
a	IAC/InterActiveCorp	United States	2,167	471,388
	The Interpublic Group of Cos. Inc.	United States	5,150	116,339
	John Wiley & Sons Inc., A	United States	4,243	194,584
	Match Group Inc.	United States	885	59,534
	Omnicom Group Inc.	United States	5,552	454,986
	SES SA, IDR	Luxembourg	67,868	1,060,891
	Viacom Inc., B	United States	4,989	149,022
	The Walt Disney Co.	United States	22,974	3,208,089

				17,791,595

	Pharmaceuticals, Biotechnology & Life Sciences 5.7%
	AbbVie Inc.	United States	21,989	1,599,040
	Agilent Technologies Inc.	United States	9,233	689,428
a	Alkermes PLC	United States	70,000	1,577,800
	Amgen Inc.	United States	13,045	2,403,933
	Astellas Pharma Inc., ADR	Japan	69,600	989,712
	AstraZeneca PLC, ADR	United Kingdom	14,409	594,804
	Bayer AG	Germany	25,713	1,781,387
a	Biogen Inc.	United States	7,273	1,700,936
	Bristol-Myers Squibb Co.	United States	22,613	1,025,500
a	Catalent Inc.	United States	24,353	1,320,176
	CSL Ltd.	Australia	16,000	2,414,708
a	Elanco Animal Health Inc.	United States	10,878	367,676
	Eli Lilly & Co.	United States	19,385	2,147,664
a	Exelixis Inc.	United States	5,230	111,765
	Gilead Sciences Inc.	United States	21,747	1,469,227
a	GW Pharmaceuticals PLC, ADR	United Kingdom	600	103,434
	Hikma Pharmaceuticals PLC	United Kingdom	100,000	2,186,854
a	Illumina Inc.	United States	3,751	1,380,931
	Johnson & Johnson	United States	26,090	3,633,815
	Merck & Co. Inc.	United States	22,696	1,903,060
	Merck KGaA	Germany	10,543	1,102,215
a	Mettler-Toledo International Inc.	United States	3,689	3,098,760
a	Neurocrine Biosciences Inc.	United States	3,506	296,012
	Pfizer Inc.	United States	55,746	2,414,917

Semiannual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
	Roche Holding AG	Switzerland	10,125	$2,847,899
	Sanofi	France	26,276	2,267,574
	Santen Pharmaceutical Co. Ltd.	Japan	140,000	2,317,752
	Takeda Pharmaceutical Co. Ltd., ADR	Japan	82,400	1,458,480
a	Teva Pharmaceutical Industries Ltd., ADR	Israel	110,800	1,022,684
a	United Therapeutics Corp.	United States	1,368	106,786
a	Waters Corp.	United States	4,414	950,069

				47,284,998

	Real Estate 1.0%
	American Tower Corp.	United States	5,778	1,181,312
	CK Asset Holdings Ltd.	Hong Kong	97,800	765,534
	EPR Properties	United States	1,770	132,024
	Equinix Inc.	United States	1,434	723,152
	Gaming and Leisure Properties Inc.	United States	4,587	178,801
	Kimco Realty Corp.	United States	8,288	153,162
	Mitsui Fudosan Co. Ltd.	Japan	46,700	1,131,550
	National Retail Properties Inc.	United States	4,748	251,692
	OMEGA Healthcare Investors Inc.	United States	6,035	221,786
	Public Storage	United States	4,828	1,149,885
	Realty Income Corp.	United States	8,369	577,210
	Senior Housing Properties Trust	United States	6,518	53,904
	Simon Property Group Inc.	United States	5,633	899,928
	Spirit Realty Capital Inc.	United States	2,736	116,718
	STORE Capital Corp.	United States	4,506	149,554
	Ventas Inc.	United States	2,736	187,006
	VEREIT Inc.	United States	28,166	253,776
	WP Carey Inc.	United States	2,736	222,108

				8,349,102

	Retailing 3.7%
	Advance Auto Parts Inc.	United States	482	74,295
a	Alibaba Group Holding Ltd., ADR	China	3,443	583,416
a	Amazon.com Inc.	United States	2,506	4,745,437
a	AutoZone Inc.	United States	402	441,987
	Best Buy Co. Inc.	United States	7,323	510,633
a	boohoo Group PLC	United Kingdom	735,000	1,976,036
	Dick’s Sporting Goods Inc.	United States	2,414	83,597
	Dollar General Corp.	United States	4,828	652,552
	Expedia Group Inc.	United States	2,521	335,369
	Foot Locker Inc.	United States	4,184	175,393
	The Gap Inc.	United States	19,645	353,021
	Genuine Parts Co.	United States	4,104	425,092
	The Home Depot Inc.	United States	6,840	1,422,515
a	Just Eat PLC	United Kingdom	230,000	1,825,553
	Kingfisher PLC	United Kingdom	393,321	1,073,421
	Kohl’s Corp.	United States	5,311	252,538
	L Brands Inc.	United States	7,242	189,016
	Lowe’s Cos. Inc.	United States	13,037	1,315,564

FFA-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Retailing (continued)
	Macy’s Inc.	United States	8,128	$174,427
a	MercadoLibre Inc.	Argentina	3,900	2,385,903
a	The Michaels Cos. Inc.	United States	2,494	21,698
	Nordstrom Inc.	United States	3,460	110,236
a	O’Reilly Automotive Inc.	United States	2,414	891,539
	Penske Automotive Group Inc.	United States	563	26,630
	Pool Corp.	United States	965	184,315
	Ross Stores Inc.	United States	25,937	2,570,875
	Target Corp.	United States	19,517	1,690,367
	Tiffany & Co.	United States	10,675	999,607
	The TJX Cos. Inc.	United States	25,108	1,327,711
	Tractor Supply Co.	United States	3,540	385,152
a	Ulta Beauty Inc.	United States	1,689	585,897
a	Urban Outfitters Inc.	United States	2,092	47,593
	Williams-Sonoma Inc.	United States	2,736	177,840
	Zozo Inc.	Japan	140,000	2,621,592

				30,636,817

	Semiconductors & Semiconductor Equipment 2.6%
	Analog Devices Inc.	United States	18,400	2,076,808
	Applied Materials Inc.	United States	24,303	1,091,448
	ASML Holding NV, N.Y. shs	Netherlands	4,650	966,874
	Infineon Technologies AG	Germany	135,000	2,386,532
	Intel Corp.	United States	32,733	1,566,929
	KLA-Tencor Corp.	United States	3,701	437,458
	Lam Research Corp.	United States	3,219	604,657
	Maxim Integrated Products Inc.	United States	7,323	438,062
a	Micron Technology Inc.	United States	21,728	838,484
	Monolithic Power Systems	United States	3,188	432,867
	NVIDIA Corp.	United States	11,154	1,831,821
	NXP Semiconductors NV	Netherlands	16,300	1,591,043
	Skyworks Solutions Inc.	United States	5,713	441,443
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	187,000	1,442,734
	Texas Instruments Inc.	United States	38,842	4,457,508
	Xilinx Inc.	United States	7,323	863,528

				21,468,196

	Software & Services 6.6%
	Accenture PLC, A	United States	19,884	3,673,967
a	Adobe Inc.	United States	6,013	1,771,730
a	Adyen NV	Netherlands	2,035	1,569,934
	Amdocs Ltd.	United States	4,104	254,817
a	Aspen Technology Inc.	United States	643	79,912
a	Autodesk Inc.	United States	5,697	928,041
	Automatic Data Processing Inc.	United States	13,396	2,214,761
	Broadridge Financial Solutions Inc.	United States	3,540	451,987
	Cognizant Technology Solutions Corp., A	United States	7,484	474,411
a	Fortinet Inc.	United States	1,931	148,359
	International Business Machines Corp.	United States	9,978	1,375,966

Semiannual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Software & Services (continued)
a	InterXion Holding NV	Netherlands	37,000	$2,815,330
	Intuit Inc.	United States	12,895	3,369,850
	Jack Henry & Associates Inc.	United States	2,253	301,722
	Keywords Studios PLC	Ireland	95,000	2,201,776
	Mastercard Inc., A	United States	16,157	4,274,011
	Microsoft Corp.	United States	67,359	9,023,453
	Oracle Corp.	United States	13,300	757,701
	Paychex Inc.	United States	10,139	834,338
a	PTC Inc.	United States	5,403	484,973
	The Sage Group PLC	United Kingdom	280,000	2,853,222
a	salesforce.com Inc.	United States	3,964	601,458
	SAP SE	Germany	20,000	2,745,720
a	ServiceNow Inc.	United States	7,151	1,963,450
a	Shopify Inc., A	Canada	9,500	2,851,425
	Sophos Group PLC	United Kingdom	480,000	2,405,996
a	Twilio Inc., A	United States	2,840	387,234
a	Tyler Technologies Inc.	United States	1,229	265,489
a	VeriSign Inc.	United States	2,816	588,995
	Visa Inc., A	United States	14,954	2,595,267
	VMware Inc., A	United States	2,011	336,259
	Western Union Co.	United States	6,357	126,441

				54,727,995

	Technology Hardware & Equipment 2.2%
	Amphenol Corp., A	United States	6,508	624,378
	Apple Inc.	United States	30,685	6,073,175
	Cisco Systems Inc.	United States	46,733	2,557,697
	Cognex Corp.	United States	6,103	292,822
a	F5 Networks Inc.	United States	2,011	292,862
	HP Inc.	United States	49,170	1,022,244
a	Keysight Technologies Inc.	United States	4,588	412,048
	Motorola Solutions Inc.	United States	4,023	670,755
	NetApp Inc.	United States	5,794	357,490
	Samsung Electronics Co. Ltd.	South Korea	82,146	3,337,132
	TE Connectivity Ltd.	United States	13,418	1,285,176
a	Trimble Inc.	United States	19,388	874,593
	Ubiquiti Networks Inc.	United States	241	31,692
a	ViaSat Inc.	United States	4,982	402,645

				18,234,709

	Telecommunication Services 1.0%
	AT&T Inc.	United States	39,433	1,321,400
	China Mobile Ltd.	China	142,500	1,297,834
	Singapore Telecommunications Ltd.	Singapore	609,500	1,576,390
	Telefonica Deutschland Holding AG	Germany	248,243	693,402
	Verizon Communications Inc.	United States	20,360	1,163,167
	Vodafone Group PLC	United Kingdom	1,011,010	1,660,381

				7,712,574

FFA-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Transportation 1.9%
	A.P. Moeller-Maersk AS, B	Denmark	829	$1,028,011
	Alaska Air Group Inc.	United States	26,597	1,699,814
	C.H. Robinson Worldwide Inc.	United States	4,345	366,501
	Canadian National Railway Co.	Canada	7,104	656,978
	Canadian Pacific Railway Ltd.	Canada	3,572	840,277
	Copa Holdings SA	Panama	643	62,738
	Delta Air Lines Inc.	United States	15,209	863,111
	DSV AS	Denmark	28,000	2,748,911
	Expeditors International of Washington Inc.	United States	4,748	360,183
	J.B. Hunt Transport Services Inc.	United States	6,205	567,199
	Kansas City Southern	United States	5,340	650,519
	Landstar System Inc.	United States	1,046	112,958
a	Lyft Inc., A	United States	2,125	139,634
	Norfolk Southern Corp.	United States	1,600	318,928
a	Ryanair Holdings PLC, ADR	Ireland	1,675	107,434
	Schneider National Inc., B	United States	804	14,665
	Southwest Airlines Co.	United States	13,278	674,257
a	Uber Technologies Inc.	United States	4,838	224,386
	Union Pacific Corp.	United States	22,498	3,804,637
	United Parcel Service Inc., B	United States	5,800	598,966

				15,840,107

	Utilities 1.5%
	Alliant Energy Corp.	United States	5,391	264,590
	Ameren Corp.	United States	1,931	145,037
	American Water Works Co. Inc.	United States	5,059	586,844
	Atmos Energy Corp.	United States	2,575	271,817
	Consolidated Edison Inc.	United States	7,886	691,444
	DTE Energy Co.	United States	4,989	637,993
	E.ON SE	Germany	106,983	1,161,627
	Evergy Inc.	United States	2,092	125,834
	Eversource Energy	United States	6,116	463,348
	Exelon Corp.	United States	26,476	1,269,259
	Hawaiian Electric Industries Inc.	United States	2,655	115,625
a	Korea Electric Power Corp.	South Korea	30,261	668,288
	NextEra Energy Inc.	United States	10,360	2,122,350
	OGE Energy Corp.	United States	4,426	188,371
	Pinnacle West Capital Corp.	United States	3,138	295,254
	PPL Corp.	United States	5,794	179,672
	Public Service Enterprise Group Inc.	United States	15,209	894,593
	The Southern Co.	United States	7,806	431,516
	UGI Corp.	United States	1,287	68,739
	Veolia Environnement SA	France	46,867	1,141,274
	WEC Energy Group Inc.	United States	5,391	449,448

				12,172,923

	Total Common Stocks (Cost $475,243,276)			474,329,435

Semiannual Report	FFA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Shares		Value

	Management Investment Companies 4.5%
	Diversified Financials 4.5%
a	Altaba Inc.	United States	12,169		$844,164
	Invesco Senior Loan ETF	United States	125,000		2,832,500
b	Templeton Global Bond VIP Fund, Class 1	United States	1,978,020		33,329,645

	Total Management Investment Companies (Cost $39,550,794)				37,006,309

			Principal Amount	*

	Corporate Bonds 12.7%
	Banks 2.5%
c	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	200,000		184,936
	Bank of America Corp., sub. bond, 4.183%, 11/25/27	United States	2,600,000		2,760,307
	Barclays PLC, senior note, 3.932% to 5/07/24, FRN thereafter, 5/07/25	United Kingdom	1,100,000		1,120,977
	BB&T Corp., sub. bond, 3.875%, 3/19/29	United States	2,000,000		2,139,893
c	BPCE SA, sub. note, 144A, 5.15%, 7/21/24	France	1,400,000		1,510,852
	Citigroup Inc., senior note, 3.352% to 4/24/24, FRN thereafter, 4/24/25	United States	2,300,000		2,376,437
	Credit Suisse Group Funding Guernsey Ltd., senior note, 3.80%, 9/15/22	Switzerland	2,300,000		2,385,548
	HSBC Holdings PLC, senior note, 4.30%, 3/08/26	United Kingdom	2,100,000		2,249,783
	JPMorgan Chase & Co., senior bond, 3.54% to 5/01/27, FRN thereafter, 5/01/28	United States	1,350,000		1,405,747
	Regions Financial Corp., senior note, 3.80%, 8/14/23	United States	2,200,000		2,302,350
c	Standard Chartered PLC, senior note, 144A, 4.05%, 4/12/26	United Kingdom	1,800,000		1,865,214

					20,302,044

	Capital Goods 0.8%
c	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	200,000		198,750
	Caterpillar Financial Services Corp., senior note, I, 2.65%, 5/17/21	United States	1,800,000		1,816,252
	General Electric Co., senior bond, 4.125%, 10/09/42	United States	1,300,000		1,198,635
c	Harsco Corp., senior note, 144A, 5.75%, 7/31/27	United States	200,000		208,772
	Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	1,800,000		1,914,299
	United Technologies Corp., senior bond, 4.50%, 6/01/42	United States	800,000		904,815
c	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	200,000		192,500

					6,434,023

	Commercial & Professional Services 0.0%†
c	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	300,000		264,000

	Consumer Services 0.3%
c	Ascend Learning LLC, senior note, 144A, 6.875%, 8/01/25	United States	300,000		306,750
	Marriott International Inc., senior note, 3.60%, 4/15/24	United States	1,100,000		1,146,746
c	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	300,000		318,000
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	300,000		301,500

					2,072,996

	Diversified Financials 1.2%
c	Ashtead Capital Inc., second lien, 144A, 4.125%, 8/15/25	United Kingdom	850,000		860,359
	Capital One Financial Corp., senior note, 3.75%, 3/09/27	United States	1,100,000		1,136,059
	DY9 Leasing LLC, secured bond, 2.372%, 3/19/27	United States	773,055		780,672

FFA-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount	*	Value

	Corporate Bonds (continued)
	Diversified Financials (continued)
c	FirstCash Inc., senior note, 144A, 5.375%, 6/01/24	United States	200,000		$206,500
	The Goldman Sachs Group Inc., senior note, 3.50%, 1/23/25	United States	1,900,000		1,965,975
	Morgan Stanley, senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	2,300,000		2,395,720
	Private Export Funding Corp., secured bond, 2.80%, 5/15/22	United States	1,600,000		1,645,460
	Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	100,000		105,250
c	UBS Group Funding Switzerland AG, senior note, 144A, 4.125%, 9/24/25	Switzerland	950,000		1,017,768

					10,113,763

	Energy 1.4%
c	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	200,000		206,000
	Baker Hughes a GE Co. LLC/Baker Hughes Co-obligator Inc., senior bond, 4.08%, 12/15/47	United States	900,000		872,768
c	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	200,000		151,750
	Canadian Natural Resources Ltd., senior bond, 3.90%, 2/01/25	Canada	1,350,000		1,409,027
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	200,000		223,250
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	200,000		207,500
	Energy Transfer Operating LP, senior bond, 6.05%, 6/01/41	United States	700,000		784,444
	Enterprise Products Operating LLC, senior bond, 6.125%, 10/15/39	United States	700,000		863,969
	Kinder Morgan Inc., senior bond, 5.55%, 6/01/45	United States	800,000		926,394
	MPLX LP, senior bond, 5.50%, 2/15/49	United States	425,000		481,555
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	200,000		197,000
	Reliance Industries Ltd., senior note, 2.06%, 1/15/26	United States	875,000		875,976
c	Schlumberger Holdings Corp., senior note, 144A, 3.75%, 5/01/24	United States	1,800,000		1,878,982
	Valero Energy Corp., senior bond, 4.00%, 4/01/29	United States	1,000,000		1,047,338
	The Williams Cos. Inc., senior note, 4.125%, 11/15/20	United States	1,350,000		1,374,624

					11,500,577

	Food & Staples Retailing 0.3%
c	Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	300,000		309,375
c	CK Hutchison International 19 Ltd., senior note, 144A, 3.25%, 4/11/24	Hong Kong	1,275,000		1,307,863
	The Kroger Co., senior bond, 5.40%, 1/15/49	United States	550,000		611,546

					2,228,784

	Food, Beverage & Tobacco 0.8%
	Anheuser-Busch InBev Worldwide Inc., senior bond, 5.80%, 1/23/59	Belgium	1,400,000		1,755,082
	Bunge Ltd. Finance Corp., senior note, 4.35%, 3/15/24	United States	700,000		730,421
	Coca-Cola Femsa SAB de CV, senior note, 3.875%, 11/26/23	Mexico	1,500,000		1,574,475
c	Imperial Brands Finance PLC, senior note, 144A, 4.25%, 7/21/25	United Kingdom	585,000		612,934
	Kraft Heinz Foods Co., senior bond, 6.50%, 2/09/40	United States	700,000		819,399
	Reynolds American Inc., senior bond, 5.85%, 8/15/45	United Kingdom	650,000		701,234
	Tyson Foods Inc., senior bond, 5.10%, 9/28/48	United States	690,000		779,392

					6,972,937

Semiannual Report	FFA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Health Care Equipment & Services 0.6%
	Abbott Laboratories, senior bond, 3.75%, 11/30/26	United States	1,200,000	$1,297,972
	Anthem Inc., senior bond, 5.10%, 1/15/44	United States	600,000	690,076
c	Centene Corp., senior note, 144A, 5.375%, 6/01/26	United States	300,000	316,125
	CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	100,000	96,625
	Cigna Corp., senior bond, 3.05%, 10/15/27	United States	850,000	841,568
	CVS Health Corp., senior bond, 5.30%, 12/05/43	United States	1,050,000	1,138,764
c	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	200,000	197,250

				4,578,380

	Insurance 0.8%
	Aflac Inc., senior bond, 4.75%, 1/15/49	United States	700,000	827,895
	The Allstate Corp., senior bond, 4.20%, 12/15/46	United States	700,000	783,556
	Marsh & McLennan Cos. Inc., senior note, 3.875%, 3/15/24	United States	2,000,000	2,121,938
	MetLife Inc., junior sub. bond, 6.40%, 12/15/66	United States	700,000	801,500
c	Metropolitan Life Global Funding I, secured note, 144A, 3.60%, 1/11/24	United States	1,800,000	1,897,914

				6,432,803

	Materials 0.6%
c	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	200,000	207,750
c	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	200,000	193,500
c	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	200,000	207,743
	The Chemours Co., senior note, 5.375%, 5/15/27	United States	200,000	191,500
c	First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	300,000	293,250
c	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	200,000	208,188
	Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	200,000	200,500
c	Glencore Funding LLC, senior note, 144A, 4.625%, 4/29/24	Switzerland	1,350,000	1,428,328
	International Paper Co., senior bond, 3.80%, 1/15/26	United States	1,100,000	1,148,330
c	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	200,000	167,000
c	Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	100,000	69,250
c	OI European Group BV, senior note, 144A, 4.00%, 3/15/23	United States	300,000	302,625
c	Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	200,000	182,000
c	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	300,000	306,375
c	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	200,000	196,000

				5,302,339

	Media & Entertainment 0.5%
c	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.00%, 2/01/28	United States	300,000	307,110
	Charter Communications Operating LLC / Charter Communications Operating Capital, senior secured note, first lien, 4.50%, 2/01/24	United States	700,000	745,560
	Comcast Corp., senior bond, 4.049%, 11/01/52	United States	1,350,000	1,433,848
c	CSC Holdings LLC, senior bond, 144A, 5.375%, 2/01/28	United States	300,000	312,375

FFA-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Media & Entertainment (continued)
c	Tencent Holdings Ltd., senior note, 144A, 3.595%, 1/19/28	China	1,200,000	$1,225,098

				4,023,991

	Pharmaceuticals, Biotechnology & Life Sciences 0.5%
	Allergan Funding SCS, senior bond, 4.85%, 6/15/44	United States	550,000	571,453
	AstraZeneca PLC, senior bond, 4.375%, 11/16/45	United Kingdom	1,000,000	1,115,335
c	Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	200,000	204,500
	Biogen Inc., senior bond, 5.20%, 9/15/45	United States	700,000	787,137
	Celgene Corp., senior bond, 4.625%, 5/15/44	United States	600,000	684,304
	Gilead Sciences Inc., senior bond, 4.80%, 4/01/44	United States	700,000	797,956

				4,160,685

	Real Estate 0.0%†
	American Tower Corp., senior bond, 3.60%, 1/15/28	United States	200,000	203,678

	Retailing 0.3%
	Alibaba Group Holding Ltd., senior bond, 4.20%, 12/06/47	China	1,100,000	1,148,708
	AutoZone Inc., senior note, 3.75%, 4/18/29	United States	500,000	520,126
	Dollar Tree Inc., senior note, 4.00%, 5/15/25	United States	450,000	469,204
c	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	200,000	194,500
c	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	100,000	94,250

				2,426,788

	Semiconductors & Semiconductor Equipment 0.0%†
	Qorvo Inc., senior note, 5.50%, 7/15/26	United States	300,000	318,240

	Software & Services 0.3%
	Microsoft Corp., senior note, 2.65%, 11/03/22	United States	2,700,000	2,759,972

	Technology Hardware & Equipment 0.2%
c	Dell International LLC/EMC Corp., senior secured bond, first lien, 144A, 6.02%, 6/15/26	United States	700,000	772,551
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	700,000	732,880
c	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A, 6.75%, 6/01/25	United States	300,000	310,500

				1,815,931

	Telecommunication Services 0.2%
	AT&T Inc., senior bond, 4.85%, 7/15/45	United States	300,000	320,674
	Telefonica Emisiones SA, senior bond, 5.52%, 3/01/49	Spain	800,000	924,704

				1,245,378

	Transportation 0.2%
	CSX Corp., senior bond, 4.75%, 11/15/48	United States	800,000	932,083
	Fedex Corp., senior bond, 5.10%, 1/15/44	United States	550,000	605,361
c	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	250,000	310,701
c	Mexico City Airport Trust, secured bond, 144A, 5.50%, 7/31/47	Mexico	200,000	199,594

				2,047,739

Semiannual Report	FFA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Utilities 1.2%
	Dominion Energy Inc., senior note, 4.25%, 6/01/28	United States	1,750,000	$1,905,399
	Duke Energy Corp., senior bond, 3.75%, 4/15/24	United States	1,350,000	1,425,454
c	Electricite de France SA, senior note, 144A, 4.50%, 9/21/28	France	1,600,000	1,755,408
c	Enel Finance International NV, senior note, 144A, 4.25%, 9/14/23	Italy	1,400,000	1,471,344
	Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	1,400,000	1,485,032
	Public Service Enterprise Group Inc., senior note, 2.875%, 6/15/24	United States	1,000,000	1,010,483
c	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	400,000	414,246
c	Talen Energy Supply LLC, senior secured note, 144A, 7.25%, 5/15/27	United States	300,000	308,250

				9,775,616

	Total Corporate Bonds (Cost $101,651,625)			104,980,664

d,e	Senior Floating Rate Interests 0.7%
	Automobiles & Components 0.0%†
f,g	Adient US LLC, Initial Term Loans, TBD, 5/06/24	United States	40,000	39,067
	Allison Transmission Inc., Initial Term Loans, 4.475%, (2-month USD LIBOR + 2.00%), 3/29/26	United States	200,000	200,833

				239,900

	Capital Goods 0.2%
f	AECOM, Term B Loans, 4.152%, (1-month USD LIBOR + 1.75%), 3/13/25	United States	199,448	198,900
f	Delos Finance S.A.R.L. (AerCap), New Loans, 4.08%, (3-month USD LIBOR + 1.75%), 10/06/23	Luxembourg	166,667	166,736
f	Flying Fortress Holdings LLC (ILFC), New Loan, 4.08%, (3-month USD LIBOR + 1.75%), 10/30/22	United States	200,000	200,107
	Navistar Inc., Tranche B Term Loan, 5.91%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	300,000	300,125
f	RBS Global Inc. (Rexnord), Term B Loan, 4.402%, (1-month USD LIBOR + 2.00%), 8/21/24	United States	300,000	300,063
	Resideo Funding Inc., Tranche B Term Loans, 4.330%, (3-month USD LIBOR + 2.00%), 10/25/25	United States	200,000	200,165

				1,366,096

	Commercial & Professional Services 0.0%†
	Nielsen Finance LLC, Class B-4 Term Loans, 4.411%, (1-month USD LIBOR + 2.00%), 10/04/23	United States	200,000	198,357
f	United Rentals North America Inc., Initial Term Loans, 4.152%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	199,497	199,729

				398,086

	Consumer Services 0.1%
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.41%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	200,000	199,813
f,g	Hilton Worldwide Finance LLC, Series B-2 Term Loans, TBD, 10/25/23	United States	200,000	200,337
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (Yum Brands), Term Loan B, 4.132%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	200,000	199,890

FFA-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*	Value

d,e	Senior Floating Rate Interests (continued)
	Consumer Services (continued)
f	Las Vegas Sands LLC, Term B Loans, 4.152%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	200,000	$198,841

				798,881

	Food & Staples Retailing 0.0%†
	Aramark Corp., U.S. Term B-3 Loan, 4.08%, (3-month USD LIBOR + 1.75%), 3/11/25	United States	200,000	199,687
f	U.S. Foods Inc., Initial Term Loans, 4.402%, (1-month USD LIBOR + 2.00%), 6/27/23	United States	200,000	198,964

				398,651

	Food, Beverage & Tobacco 0.0%†
f	JBS USA Lux SA, Term Loan, 4.902%, (1-month USD LIBOR + 2.50%), 5/01/26	United States	221,515	221,408

	Health Care Equipment & Services 0.1%
	DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.135%, (1-week USD LIBOR + 2.75%), 6/24/21	United States	200,000	200,125
f	HCA Inc., Term Loan B11, 4.08%, (3-month USD LIBOR + 1.75%), 3/18/23	United States	199,495	199,786

				399,911

	Materials 0.1%
f	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.08%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	199,495	197,438
f	Crown Americas LLC, Dollar Term B Loan, 4.401%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	200,000	201,363

				398,801

	Media & Entertainment 0.1%
	Charter Communications Operating LLC, Term B Loan, 4.33%, (3-month USD LIBOR + 2.00%), 4/30/25	United States	200,000	200,000
	Gray Television Inc., Term C Loan, 4.931%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	300,000	300,075
f,g	Nexstar Broadcasting Inc., Term B-4 Loan, TBD, 7/31/26	United States	12,226	12,198

				512,273

	Software & Services 0.0%†
f	Carbonite Inc., Initial Term Loan, 6.152%, (1-month USD LIBOR + 3.75%), 3/26/26	United States	11,765	11,811

	Technology Hardware & Equipment 0.1%
f	CDW LLC, Term B Loan, 4.16%, (1-month USD LIBOR + 1.75%), 8/17/23	United States	199,486	199,673
	CommScope Inc., Initial Term Loans, 5.652%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	300,000	300,038
	Western Digital Corp., U.S. Term B-4 Loan, 4.152%, (1-month USD LIBOR + 1.75%), 4/29/23	United States	200,000	196,050

				695,761

Semiannual Report	FFA-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*		Value

d,e	Senior Floating Rate Interests (continued)
	Telecommunication Services 0.0%†
f	Global Tel*Link Corp., First Lien Term Loan, 6.652%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	39,900		$38,613
f	Securus Technologies Holdings Inc., Initial Term Loan, 6.83%, (3-month USD LIBOR + 4.50%), 11/01/24	United States	29,924		27,929

					66,542

	Transportation 0.0%†
	Air Canada, Term Loan, 4.428%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	200,000		200,000
f	XPO Logistics Inc., Refinanced Term Loan, 4.40%, (1-month USD LIBOR + 2.00%), 2/24/25	United States	200,000		198,682

					398,682

	Utilities 0.0%†
f,g	NRG Energy Inc., Term Loan B, TBD, 6/30/23	United States	200,000		200,146

	Total Senior Floating Rate Interests (Cost $6,125,691)				6,106,949

	Foreign Government and Agency Securities 0.5%
c	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	300,000		321,762
h	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	300,000	EUR	339,844
c	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	14,600,000	DOP	288,262
	Government of Colombia,
	senior bond, 9.85%, 6/28/27	Colombia	1,000,000,000	COP	392,753
	senior bond, 5.00%, 6/15/45	Colombia	300,000		331,971
c	Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	400,000		396,842
c	Government of Indonesia, senior bond, 144A, 4.35%, 1/08/27	Indonesia	300,000		320,762
c	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	400,000		395,282
	Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	200,000		209,700
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	5,500,000	ZAR	334,511
c	Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	400,000		393,594
i	Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	9,963,196	UYU	281,654

	Total Foreign Government and Agency Securities (Cost $3,894,913)				4,006,937

	U.S. Government and Agency Securities 4.9%
	Federal Agricultural Mortgage Corp., 2.90%, 1/03/22	United States	800,000		821,383
	FFCB,
	3.17%, 3/07/28	United States	800,000		854,825
	senior bond, 2.86%, 7/11/28	United States	800,000		835,607
	FHLB, 2.625%, 9/12/25	United States	1,600,000		1,655,154
	Hashemite Kingdom of Jordan Government AID Bond, senior note, 2.578%, 6/30/22	United States	800,000		818,095
	Israel Government Agency for International Development Bond, 5.50%, 9/18/23	United States	1,110,000		1,268,934
	TVA, 5.88%, 4/01/36	United States	630,000		868,671

FFA-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*	Value

	U.S. Government and Agency Securities (continued)
	U.S. Treasury Bond,
	3.125%, 2/15/42	United States	6,450,000	$7,207,749
	2.50%, 2/15/46	United States	840,000	834,652
	3.00%, 2/15/49	United States	3,060,000	3,356,557
	[i] Index Linked, 2.00%, 1/15/26	United States	514,926	573,195
	[i] Index Linked, 1.75%, 1/15/28	United States	792,744	889,206
	[i] Index Linked, 3.625%, 4/15/28	United States	710,872	913,079
	U.S. Treasury Note,
	1.125%, 6/30/21	United States	4,400,000	4,345,687
	2.375%, 8/15/24	United States	1,680,000	1,728,562
	2.25%, 8/15/27	United States	420,000	429,975
	2.625%, 2/15/29	United States	8,100,000	8,538,064
	[i] Index Linked, 0.125%, 7/15/24	United States	1,721,676	1,719,392
	[i] Index Linked, 0.375%, 7/15/25	United States	2,909,032	2,942,275

	Total U.S. Government and Agency Securities (Cost $39,061,770)			40,601,062

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 5.4%
	Diversified Financials 5.4%
c,j	Atrium XII, 12A, CR, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 4/22/27	United States	1,240,000	1,224,773
c,k	Atrium XIII, 2017-13A, A1, 144A, FRN, 3.772%, 11/21/30	United States	1,410,000	1,404,684
c,k	BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 4.283%, 7/30/30	United States	1,200,000	1,197,564
c,k	BlueMountain CLO XXIII Ltd., 2018-23A, D, 144A, FRN, 5.492%, 10/20/31	United States	800,000	776,000
c,j	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 3.747%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	1,000,000	973,800
c	BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	948,573	969,386
c	BWAY Mortgage Trust, 2013-1515, C, 144A, 3.454%, 3/10/33	United States	750,000	787,224
c,j	Carlyle Global Market Strategies CLO Ltd.,
	2014-4RA, C, 144A, FRN, 5.497%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	440,000	420,732
	2015-2A, A1R, 144A, FRN, 3.362%, (3-month USD LIBOR + 0.78%), 4/27/27	United States	1,000,000	997,260
c,k	CARLYLE US CLO Ltd., 2017-4A, A1, 144A, FRN, 3.777%, 1/15/30	United States	1,000,000	998,780
c,k	Cent CLO, 2018-28A, C, 144A, FRN, 5.985%, 11/07/30	United States	750,000	738,750
c,k	CIM Trust, 2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	723,910	740,991
c,k	COMM Mortgage Trust, 2014-277P, A, 144A, FRN, 3.611%, 8/10/49	United States	1,000,000	1,061,606
c,j	Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.567%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	1,000,000	989,530
c,j	Dryden 42 Senior Loan Fund, 2016-42A, CR, 144A, FRN, 4.647%, (3-month USD LIBOR + 2.05%), 7/15/30	United States	900,000	879,345
c,j	Dryden 50 Senior Loan Fund, 2017-50A, A1, 144A, FRN, 3.817%, (3-month USD LIBOR + 1.22%), 7/15/30	United States	1,880,000	1,876,372

Semiannual Report	FFA-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FHLMC Structured Agency Credit Risk Debt Notes,
	[j] 2016-DNA2, M3, FRN, 7.054%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	1,000,000		$1,080,950
	[k] 2017-DNA2, M2, FRN, 5.854%, 10/25/29	United States	1,000,000		1,070,460
	[j] 2017-DNA3, M2, FRN, 4.904%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	1,000,000		1,023,610
	FNMA Connecticut Avenue Securities,
	[j] 2013-C01, M2, FRN, 7.654%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	863,390		959,832
	[j] 2014-C01, M2, FRN, 6.804%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	1,000,000		1,093,893
	[j] 2014-C03, 1M2, FRN, 5.404%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	1,446,690		1,518,150
	[j] 2014-C04, 2M2, FRN, 7.404%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	1,242,541		1,361,168
	[k] 2016-C02, 1M2, FRN, 8.404%, 9/25/28	United States	948,333		1,049,068
	[k] 2016-C04, 1M2, FRN, 6.654%, 1/25/29	United States	1,000,000		1,074,795
	[j] 2017-C01, 1M2, FRN, 5.954%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,000,000		1,059,460
	[k] 2017-C03, 1M2, FRN, 5.404%, 10/25/29	United States	1,000,000		1,044,765
	[k] 2017-C05, 1M2, FRN, 4.604%, 1/25/30	United States	1,000,000		1,010,418
c,j	LCM XXV Ltd., 25A, B2, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	1,200,000		1,194,624
c,l,m	Madison Park Euro Funding XIV DAC, 14A, A1N, 144A, FRN, 7/15/32	Ireland	250,000	EUR	284,213
c,j	Madison Park Funding XI Ltd., 2013-11, CR, 144A, FRN, 4.792%, (3-month USD LIBOR + 2.20%), 7/23/29	United States	1,000,000		993,730
c,k	Madison Park Funding XXIX Ltd., 2018-29A, B, 144A, FRN, 4.351%, 10/18/30	United States	1,500,000		1,499,970
c,j	Madison Park Funding XXVI Ltd., 2017-26A, AR, 144A, FRN, 3.782%, (3-month USD LIBOR + 1.20%), 7/29/30	United States	2,350,000		2,352,068
c,k	Mill City Mortgage Loan Trust, 2018-2, A1, 144A, FRN, 3.50%, 5/25/58	United States	1,247,021		1,277,763
c,k	Neuberger Berman CLO XVIII Ltd., 2014-18A, CR2, 144A, FRN, 5.592%, 10/21/30	United States	800,000		778,576
c,k	Octagon Investment Partners 18-R Ltd., 2018-18A, A1A, 144A, FRN, 3.561%, 4/16/31	United States	1,000,000		989,500
c,k	Octagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN, 4.381%, 10/24/30	United States	1,200,000		1,201,764
c,j	Octagon Investment Partners XVI Ltd., 2013-1A, CR, 144A, FRN, 4.438%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	850,000		823,540
c,k	Towd Point Mortgage Trust,
	2015-5, A1B, 144A, FRN, 2.75%, 5/25/55	United States	785,540		789,071
	2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	1,429,085		1,447,577
	2018-3, A1, 144A, FRN, 3.75%, 5/25/58	United States	1,070,337		1,116,239

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $44,296,777)				44,132,001

FFA-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country	Principal Amount*	Value

	Mortgage-Backed Securities 12.0%
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.5%
n	FHLMC Gold 30 Year, 3.00%, 6/01/49	United States	5,700,000	$5,746,467
	FHLMC Gold 30 Year, 3.50%, 5/01/49	United States	6,519,759	6,669,322

				12,415,789

	Federal National Mortgage Association (FNMA) Fixed Rate 4.7%
	FNMA 30 Year, 3.00%, 5/01/49	United States	6,247,012	6,303,406
	FNMA 30 Year, 3.50%, 6/01/49	United States	7,269,727	7,442,321
n	FNMA 30 Year, 3.50%, 7/01/49	United States	2,050,000	2,095,324
n	FNMA 30 Year, 4.00%, 6/01/49	United States	3,100,000	3,203,475
	FNMA 30 Year, 4.00%, 6/01/49	United States	11,440,668	11,848,369
	FNMA 30 Year, 4.50%, 1/01/49	United States	7,303,322	7,651,879

				38,544,774

	Government National Mortgage Association (GNMA) Fixed Rate 5.8%
	GNMA II SF 30 Year, 3.00%, 9/20/47	United States	2,960,894	3,028,842
	GNMA II SF 30 Year, 3.00%, 11/20/47 - 5/20/49	United States	1,786,080	1,827,068
	GNMA II SF 30 Year, 3.50%, 4/20/49	United States	12,733,895	13,159,184
	GNMA II SF 30 Year, 3.50%, 5/20/49	United States	12,973,706	13,407,005
	GNMA II SF 30 Year, 4.00%, 5/20/49	United States	7,783,595	8,104,889
	GNMA II SF 30 Year, 4.50%, 5/20/49	United States	5,187,832	5,439,513
	GNMA II SF 30 Year, 5.00%, 3/20/49	United States	2,976,941	3,127,345

				48,093,846

	Total Mortgage-Backed Securities (Cost $98,201,518)			99,054,409

	Total Investments before Short Term Investments (Cost $808,026,364)			810,217,766

			Shares

	Short Term Investments (Cost $23,981,648) 2.9%

	Money Market Funds 2.9%
b,o	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	23,981,648	23,981,648

	Total Investments (Cost $832,008,012) 101.1%			834,199,414
	Other Assets, less Liabilities (1.1)%			(8,686,335)

	Net Assets 100.0%			$825,513,079

Semiannual Report	FFA-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $58,858,466, representing 7.1% of net assets.

dThe coupon rate shown represents the rate at period end.

eSee Note 1(f) regarding senior floating rate interests.

fSecurity purchased on a delayed delivery basis. See Note 1(c).

gA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the value of this security was $339,844, representing less than 0.1% of net assets.

iPrincipal amount of security is adjusted for inflation. See Note 1(h).

jThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

kAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

lSecurity purchased on a when-issued basis. See Note 1(c).

mThe coupon rate will be determined at time of issue.

nSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

oThe rate shown is the annualized seven-day effective yield at period end.

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Equity Contracts
S&P 500 E-Mini	Long	9	$ 1,324,890	9/20/19	$ 14,172

Interest Rate Contracts
Australian 3 Yr. Bond	Long	67	5,408,413	9/16/19	6,064
Australian 10 Yr. Bond	Long	19	1,915,869	9/16/19	9,326
Canada 10 Yr. Bond	Long	11	1,200,405	9/19/19	(4,970)
CME Ultra Long Term U.S. Treasury Bond	Long	7	1,242,938	9/19/19	14,646
U.S. Treasury 2 Yr. Note	Long	5	1,075,898	9/30/19	892
U.S. Treasury 5 Yr. Note	Long	163	19,259,469	9/30/19	218,824
U.S. Treasury 10 Yr. Note	Long	7	895,781	9/19/19	7,567
U.S. Treasury 10 Yr. Note	Short	28	3,583,125	9/19/19	(77,913)
U.S. Treasury 30 Yr. Bond	Long	11	1,711,531	9/19/19	23,359

			$36,293,429		$197,795

Total Futures Contracts			$37,618,319		$211,967

*As of period end.

FFA-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Mexican Peso	JPHQ	Buy	6,950,000	$360,384	8/08/19	$ —	$ (1,006)
Canadian Dollar	JPHQ	Sell	830,000	620,670	9/18/19	—	(13,983)
Euro	JPHQ	Sell	588,336	666,978	9/18/19	—	(6,276)
Norwegian Krone	JPHQ	Buy	5,110,000	585,835	9/18/19	14,343	—
Swedish Krona	JPHQ	Sell	5,530,000	583,580	9/18/19	—	(15,493)
Chinese Yuan Renminbi	JPHQ	Sell	1,845,000	273,637	9/27/19	5,305	—
Chinese Yuan Renminbi	JPHQ	Sell	3,250,000	470,074	9/27/19	—	(2,598)
South Korean Won	JPHQ	Sell	467,500,000	403,243	9/27/19	—	(1,865)
Australian Dollar	JPHQ	Sell	530,000	365,218	10/11/19	—	(7,940)
Australian Dollar	JPHQ	Sell	570,000	403,325	10/11/19	2,004	—
Turkish Lira	JPHQ	Buy	1,380,000	221,633	10/18/19	3,140	—
Indonesian Rupiah	JPHQ	Buy	4,950,000,000	337,953	12/16/19	4,885	—

Total Forward Exchange Contracts						$ 29,677	$ (49,161)

Net unrealized appreciation (depreciation)							$ (19,484)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

Semiannual Report	FFA-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

At June 30, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Sell Protection[c,d]
Traded Index
CDX.NA.HY.32	5.00%	Quarterly		6/20/24	$2,160,000	$165,667	$ 159,371	$ 6,296	Non- Investment Grade
CDX.NA.IG.32	1.00%	Quarterly		6/20/24	1,200,000	25,999	23,474	2,525	Investment Grade

Total Centrally Cleared Swap Contracts						$191,666	$ 182,845	$ 8,821

OTC Swap Contracts
Contracts to Sell Protection[c,d]
Single Name
Government of Argentina	5.00%	Quarterly	JPHQ	6/20/23	$ 550,000	$ (79,486)	$(116,349)	$36,863	B
Government of Russia	1.00%	Quarterly	CITI	6/20/24	300,000	(1,857)	(4,085)	2,228	BBB-
Traded Index
[e]Citibank Bespoke Phoenix, 5-7% Tranche	2.90%	Quarterly	CITI	12/20/21	250,000	2,606	—	2,606	Non- Investment Grade

Total OTC Swap Contracts						$ (78,737)	$(120,434)	$41,697

Total Credit Default Swap Contracts						$112,929	$ 62,411	$50,518

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

At June 30, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	12/20/19	$4,500,000	$(41,475)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 7 regarding other derivative information.

See Abbreviations on page FFA-49.

FFA-32	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$772,265,729
Cost - Non-controlled affiliates (Note 3e)	59,742,283

Value - Unaffiliated issuers	$776,888,121
Value - Non-controlled affiliates (Note 3e)	57,311,293
Cash	48,778
Foreign currency, at value (cost $1,693,138)	1,693,353
Receivables:
Investment securities sold	6,084,633
Capital shares sold	121,970
Dividends and interest	2,672,361
Deposits with brokers for:
Futures contracts	278,158
Centrally cleared swap contracts	141,789
Variation margin on futures contracts	7,458
Variation margin on centrally cleared swap contracts	4,555
Unrealized appreciation on OTC forward exchange contracts	29,677
Unrealized appreciation on OTC swap contracts	41,697
Other assets	38,662

Total assets	845,362,505

Liabilities:
Payables:
Investment securities purchased	18,336,405
Capital shares redeemed	552,856
Management fees	328,014
Distribution fees	408,628
Trustees’ fees and expenses	1,191
OTC swap contracts (upfront receipts $125,215)	120,434
Unrealized depreciation on OTC forward exchange contracts	49,161
Unrealized depreciation on OTC swap contracts	41,475
Deferred tax	309
Accrued expenses and other liabilities	10,953

Total liabilities	19,849,426

Net assets, at value	$825,513,079

Net assets consist of:
Paid-in capital	$621,568,623
Total distributable earnings (loss)	203,944,456

Net assets, at value	$825,513,079

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Allocation VIP Fund

Class 1:
Net assets, at value	$ 1,138,635

Shares outstanding	176,153

Net asset value and maximum offering price per share	$6.46

Class 2:
Net assets, at value	$415,902,294

Shares outstanding	64,791,246

Net asset value and maximum offering price per share	$6.42

Class 4:
Net assets, at value	$408,472,150

Shares outstanding	62,104,869

Net asset value and maximum offering price per share	$6.58

FFA-34	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Allocation VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,474,960
Non-controlled affiliates (Note 3e)	2,528,859
Interest: (net of foreign taxes)~
Unaffiliated issuers	1,554,491

Total investment income	6,558,310

Expenses:
Management fees (Note 3a)	748,057
Administrative fees (Note 3b)	272,591
Distribution fees: (Note 3c)
Class 2	512,155
Class 4	712,082
Custodian fees (Note 4)	359
Reports to shareholders	36,502
Professional fees	46,763
Trustees’ fees and expenses	3,701
Other	9,590

Total expenses	2,341,800
Expenses waived/paid by affiliates (Note 3e and 3f)	(138,572)

Net expenses	2,203,228

Net investment income	4,355,082

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	302,456
Controlled affiliates (Note 3e)	82,811,056
Non-controlled affiliates (Note 3e)	153,335,293
Foreign currency transactions	(57,395)
Forward exchange contracts	1,333
Futures contracts	44,513
Swap contracts	(46,642)

Net realized gain (loss)	236,390,614

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	4,622,392
Controlled affiliates (Note 3e)	(56,876,879)
Non-controlled affiliates (Note 3e)	(89,551,617)
Translation of other assets and liabilities denominated in foreign currencies	(929)
Forward exchange contracts	(19,484)
Futures contracts	211,967
Swap contracts	9,043
Change in deferred taxes on unrealized appreciation	(309)

Net change in unrealized appreciation (depreciation)	(141,605,816)

Net realized and unrealized gain (loss)	94,784,798

Net increase (decrease) in net assets resulting from operations	$99,139,880

*Foreign taxes withheld on dividends	$151,060
~Foreign taxes withheld on interest	$4,313

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Allocation VIP Fund
	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 4,355,082	$ 26,188,755
Net realized gain (loss)	236,390,614	57,368,194
Net change in unrealized appreciation (depreciation)	(141,605,816)	(166,306,372)

Net increase (decrease) in net assets resulting from operations	99,139,880	(82,749,423)

Distributions to shareholders:
Class 1	(114,944)	(60,348)
Class 2	(41,503,915)	(24,442,861)
Class 4	(39,405,922)	(24,951,975)

Total distributions to shareholders	(81,024,781)	(49,455,184)

Capital share transactions: (Note 2)
Class 1	140,911	99,087
Class 2	17,474,659	(25,472,556)
Class 4	5,113,540	(68,063,868)

Total capital share transactions	22,729,110	(93,437,337)

Net increase (decrease) in net assets	40,844,209	(225,641,944)
Net assets:
Beginning of period	784,668,870	1,010,310,814

End of period	$ 825,513,079	$ 784,668,870

FFA-36	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Allocation VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Allocation VIP Fund (Fund) is included in this report. The Fund invests in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov. The Underlying Funds’ shareholder reports are not covered by this report.

Effective May 1, 2019, the Fund repositioned to a direct investment fund with an actively managed dynamic allocation strategy, which involved modifying the Fund’s principal investment strategies and changing the name of the Fund from Franklin Founding Funds Allocation VIP Fund to Franklin Allocation VIP Fund.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional

Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day. Exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Semiannual Report	FFA-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FFA-38	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

c.  Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Semiannual Report	FFA-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments (continued)

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and other market risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

e.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its

FFA-40	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income, capital gain distributions by Underlying Funds and ETFs are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

i.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is

Semiannual Report	FFA-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

j.  Guarantees and Indemnifications (continued)

unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	8,946	$62,501	17,451	$125,360
Shares issued in reinvestment of distributions	18,101	114,944	8,536	60,348
Shares redeemed	(5,329)	(36,534)	(12,205)	(86,621)

Net increase (decrease)	21,718	$140,911	13,782	$99,087

Class 2 Shares:
Shares sold	1,098,654	$7,545,389	4,193,705	$28,329,864
Shares issued in reinvestment of distributions	6,577,483	41,503,915	3,476,936	24,442,861
Shares redeemed	(4,614,006)	(31,574,645)	(10,985,773)	(78,245,281)

Net increase (decrease)	3,062,131	$17,474,659	(3,315,132)	$(25,472,556)

Class 4 Shares:
Shares sold	434,567	$3,007,997	1,130,901	$8,277,821
Shares issued in reinvestment of distributions	6,099,988	39,405,922	3,475,205	24,951,975
Shares redeemed	(5,352,130)	(37,300,379)	(13,897,304)	(101,293,664)

Net increase (decrease)	1,182,425	$5,113,540	(9,291,198)	$(68,063,868)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and/or trustees of the Fund are also officers and directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment Manager
Templeton Global Advisors Limited (Global Advisors)	Investment Manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment Manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFA-42	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

a.  Management Fees

Effective May 1, 2019, the Fund pays an investment management fee to Advisers of 0.55% per year of the average daily net assets of the Fund.

Effective May 1, 2019, under a subadvisory agreement, Global Advisors and FT Institutional, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Effective May 1, 2019, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2019, the Fund paid FT Services for administrative services. The Fund paid administrative fees of 0.10% per year of the average daily net assets of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Controlled Affiliates

Templeton Growth VIP Fund, Class 1	$259,507,605	$—	$(285,441,782)	$82,811,056	$(56,876,879)	$—	—	$—

Non-Controlled Affiliates

Franklin Income VIP Fund, Class 1	260,563,549	700,000	(290,767,442)	62,950,179	(33,446,286)	—	—	—

Franklin Mutual Shares VIP Fund, Class 1	262,865,813	600,000	(300,176,586)	90,385,114	(53,674,341)	—	—	—

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	—	292,991,384	(269,009,736)	—	—	23,981,648	23,981,648	212,257

Semiannual Report	FFA-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates (continued)

Templeton Global Bond VIP Fund, Class 1	$—	$35,760,635	$—	$—	$(2,430,990)	$33,329,645	1,978,020	$2,316,602

Total Non-Controlled Affiliates	$523,429,362	$330,052,019	$(859,953,764)	$153,335,293	$(89,551,617)	$57,311,293		$2,528,859

Total Affiliated Securities	$782,936,967	$330,052,019	$(1,145,395,546)	$236,146,349	$(146,428,496)	$57,311,293		$2,528,859

f.  Waiver and Expense Reimbursements

Effective May 1, 2019, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (including acquired fund fees and expenses but excluding distribution fees, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.57%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for the Fund was limited to 0.10% based on the average net assets of the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$871,304,931

Unrealized appreciation	$ 21,265,916
Unrealized depreciation	(58,102,744)

Net unrealized appreciation (depreciation)	$ (36,836,828)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of short term capital gains distributions from Underlying Funds and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $1,065,348,430 and $1,135,012,871, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

7.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$280,678	[a]	Variation margin on futures contracts	$ 82,883	[a]

	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	41,475

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	29,677		Unrealized depreciation on OTC forward exchange contracts	49,161

Credit contracts	Variation margin on centrally cleared swap contracts	8,821	[a]	Variation margin on centrally cleared swap contracts	—

	OTC swap contracts (upfront payments)	—		OTC swap contracts (upfront receipts)	120,434

	Unrealized appreciation on OTC swap contracts	41,697		Unrealized depreciation on OTC swap contracts	—

Equity contracts	Variation margin on futures contracts	14,172	[a]	Variation margin on futures contracts	—

Totals		$375,045			$293,953

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$ 44,513	Futures contracts	$197,795

	Swap contracts	—	Swap contracts	(41,475)

Foreign exchange contracts	Forward exchange contracts	1,333	Forward exchange contracts	(19,484)

Credit contracts	Swap contracts	(46,642)	Swap contracts	50,518

Equity contracts	Futures contracts	—	Futures contracts	14,172
Totals		$ (796)		$201,526

For the period ended June 30, 2019, the average month end notional amount of futures contracts and swap contracts represented $9,987,637 and $8,347,143, respectively. The average month end contract value of forward exchange contracts was $1,586,381.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

7. Other Derivative Information (continued)

At June 30, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives

Forward exchange contracts	$29,677	$ 49,161

Swap contracts	41,697	161,909

Total	$71,374	$211,070

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty

CITI	$ 4,834	$ (4,085)	$ —	$ —	$ 749

JPHQ	66,540	(66,540)	—	—	—

Total	$71,374	$(70,625)	$ —	$ —	$ 749

At June 30, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty

CITI	$ 4,085	$ (4,085)	$ —	$ —	$ —

JPHQ	206,985	(66,540)	—	—	140,445

Total	$211,070	$(70,625)	$ —	$ —	$140,445

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FFA-49.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

9. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments[b]	$511,335,744	$—	$—	$511,335,744
Corporate Bonds	—	104,980,664	—	104,980,664
Senior Floating Rate Interests	—	6,106,949	—	6,106,949
Foreign Government and Agency Securities	—	4,006,937	—	4,006,937
U.S. Government and Agency Securities	—	40,601,062	—	40,601,062
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	44,132,001	—	44,132,001
Mortgage-Backed Securities	—	99,054,409	—	99,054,409
Short Term Investments	23,981,648	—	—	23,981,648

Total Investments in Securities	$535,317,392	$298,882,022	$—	$834,199,414

Other Financial Instruments:
Futures Contracts	$294,850	$—	$—	$294,850
Forward Exchange Contracts	—	29,677	—	29,677
Swap Contracts	—	50,518	—	50,518

Total Other Financial Instruments	$294,850	$80,195	$—	$375,045

Liabilities:
Other Financial Instruments:
Futures Contracts	$82,883	$—	$—	$82,883
Forward Exchange Contracts	—	49,161	—	49,161
Swap Contracts	—	41,475	—	41,475

Total Other Financial Instruments	$82,883	$90,636	$—	$173,519

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks and management investment companies.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

CITI	Citigroup, Inc.	COP	Colombian Peso	ADR	American Depositary Receipt

JPHQ	JP Morgan Chase & Co.	DOP	Dominican Peso	CLO	Collateralized Loan Obligations

		EUR	Euro	ETF	Exchange Traded Fund

		GBP	British Pound	FFCB	Federal Farm Credit Bank

		HKD	Hong Kong Dollar	FHLB	Federal Home Loan Bank

		USD	United States Dollar	FRN	Floating Rate Note

		UYU	Uruguayan Peso	IDR	International Depository Receipt

		ZAR	South African Rand	LIBOR	London InterBank Offered Rate

				SF	Single Family

Index

CDX.NA.HY.Series number	CDX North America High Yield Index

CDX.NA.IG.Series number	CDX North America Investment Grade Index

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin Allocation VIP Fund

During the fiscal year ended December 31, 2018, the Fund, a qualified fund of funds under Section 852(g)(2) of Internal Revenue Code, received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 13, 2019, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share

Class 1	$0.0054	$0.0526

Class 2	$0.0054	$0.0526

Class 4	$0.0054	$0.0526

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

FFA-50	Semiannual Report

Franklin Flex Cap Growth VIP Fund

This semiannual report for Franklin Flex Cap Growth VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +24.91% total return* for the six-month period ended June 30, 2019.

*The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 3000® Growth Index posted a +21.41% total return, the Russell 1000® Growth Index posted a +21.49% total return, and the Standard & Poor’s® 500 Index (S&P 500®) posted a +18.54% total return for the same period.1

Economic and Market Overview

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and

Portfolio Composition

Based on Total Net Assets as of 6/30/19

local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The U.S. Federal Reserve (Fed) held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated in 2019’s first four months by easing trade tensions and optimism about a potential U.S.-China trade deal. Furthermore, markets benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the S&P 500, rallied in 2019’s first four months, reaching a new all-time high in April 2019. After declining in May due to escalating trade tensions, stocks reached another all-time high in June amid investor optimism about potential interest-rate cuts. Overall, the S&P 500 posted a +18.54% total return for the six-month period.1

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Top 10 Holdings
6/30/19

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Retailing	7.6%
Microsoft Corp. Software & Services	7.3%
Mastercard Inc. Software & Services	7.2%
ServiceNow Inc. Software & Services	5.3%
Alphabet Inc. Media & Entertainment	5.0%
salesforce.com Inc. Software & Services	4.3%
The Boeing Co. Capital Goods	3.7%
Visa Inc. Software & Services	3.5%
Xilinx Inc. Semiconductors & Semiconductor Equipment	3.2%
American Tower Corp. Real Estate	3.2%

Manager’s Discussion

During the six months ended June 30, 2019, all sectors represented in the Fund’s portfolio posted positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, stock selection and an overweighting in the information technology (IT) sector contributed significantly to the Fund’s performance.3 Stock selection and an underweighting in the health care sector, as well as stock selection in the consumer staples sector, also contributed to relative performance.4

Within the IT sector, our investments in cloud-based enterprise workflow management provider ServiceNow, financial technology company Mastercard and programmable chipmaker Xilinx contributed to relative results. ServiceNow, which enables companies to become more automated and efficient, continues to execute well in its large addressable market. A leader in enabling digital transformation, the company is becoming a multi-platform growth business with a strong product line, in our analysis. The recently introduced pro version of a core offering comes at a

3. The IT sector comprises semiconductors and semiconductor equipment and software and services in the SOI.

4. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer staples sector comprises food and staples retailing; food, beverage and tobacco; and household and personal products in the SOI.

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FRANKLIN FLEX CAP GROWTH VIP FUND

price premium we believe could drive revenue and billings growth. Mastercard continues to perform very well, exceeding expectations and announcing several growth initiatives, partnerships, acquisition of capabilities that expand its global network, investment in emerging regions and expansion into new payment flows. The company has shown an ability to both invest for the long term and deliver solid quarter-to-quarter execution, which we believe is supported by a strong organic growth profile. Xilinx has benefited from its deployment of wireless 5G technology and the growth of its data center business. We like Xilinx’s competitive position and business model, and we believe that data center and artificial intelligence trends can drive growth for years to come.

In the health care sector, our positions in veterinary products and services provider IDEXX Laboratories and medical equipment and services company Danaher (not part of the index) aided relative results.

In the consumer staples sector, our holding in Estee Lauder, a manufacturer of skin care, makeup, fragrance and hair care products, supported relative results.

Other notable contributors to relative results included our positions in streaming subscription service company Netflix and software and engineered products company Roper Technologies.

In contrast, stock selection in the energy and communication services sectors, as well as a lack of exposure to the materials sector, detracted from the Fund’s relative performance.5

Most of the Fund’s investments posted positive returns during the six-month period. However, positive returns from several holdings lagged the benchmark index, and our overweighted positions hurt relative performance. These holdings included oil and natural gas company Concho Resources in the energy sector and Google-parent Alphabet in the communication services sector. Alphabet continued to benefit from the shift toward online spending, Google’s innovation in its advertising businesses and Google Cloud’s strong growth momentum.

Other key detractors with positive returns that lagged the benchmark index included cloud-based customer relationship management company salesforce.com, pharmaceuticals firm Elanco Animal Health, robotic surgery systems manufacturer Intuitive Surgical and medical technology company Becton, Dickinson and Co. The only key detractor that posted negative returns for the period was electric automobile manufacturer Tesla. Salesforce.com continued to drive digital transformations, aided by its 2018 acquisition of Mulesoft, which has been key to unlocking data from legacy systems to make digital transformation easier. Elanco benefited from robust growth in companion animal therapeutics and the performance of the new products it launched over the past few years. In our analysis, the company is well-positioned in the animal health industry, which is seeing increased demand for animal protein and growth in companion animal demand and spending.

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The communication services sector comprises media and entertainment in the SOI.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,249.10	$5.91	$1,019.54	$5.31	1.06%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.46	$ 7.46	$ 5.89	$ 7.09	$ 16.61	$18.11

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.02)	(0.01)	(0.03)	(0.06)	(0.08)

Net realized and unrealized gains (losses)	1.62	0.42	1.60	(0.20)	1.00	1.09

Total from investment operations	1.61	0.40	1.59	(0.23)	0.94	1.01

Less distributions from:

Net realized gains	(0.38)	(1.40)	(0.02)	(0.97)	(10.46)	(2.51)

Net asset value, end of period	$ 7.69	$ 6.46	$ 7.46	$ 5.89	$ 7.09	$16.61

Total return[c]	24.98%	3.14%	26.94%	(2.89)%	4.37%	6.11%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.32%	1.30%	1.35%	1.36%	1.33%	1.20%

Expenses net of waiver and payments by affiliates	0.96%	0.96% [e]	0.96%	0.96%	0.96%	0.95%

Net investment income (loss)	(0.17)%	(0.20)%	(0.20)%	(0.44)%	(0.62)%	(0.46)%

Supplemental data

Net assets, end of period (000’s)	$95,382	$69,233	$81,084	$73,337	$82,901	$93,354

Portfolio turnover rate	6.82%	15.17%	52.12%	17.76%	88.15%	52.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FFC-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 6.20	$ 7.21	$ 5.70	$ 6.90	$ 16.44	$17.96

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.02)	(0.02)	(0.03)	(0.07)	(0.10)

Net realized and unrealized gains (losses)	1.54	0.41	1.55	(0.20)	0.99	1.09

Total from investment operations	1.53	0.39	1.53	(0.23)	0.92	0.99

Less distributions from:

Net realized gains	(0.38)	(1.40)	(0.02)	(0.97)	(10.46)	(2.51)

Net asset value, end of period	$ 7.35	$ 6.20	$ 7.21	$ 5.70	$ 6.90	$16.44

Total return[c]	24.91%	3.10%	26.78%	(2.98)%	4.32%	5.98%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.42%	1.40%	1.45%	1.46%	1.43%	1.30%

Expenses net of waiver and payments by affiliates	1.06%	1.06% [e]	1.06%	1.06%	1.06%	1.05%

Net investment income (loss)	(0.27)%	(0.30)%	(0.30)%	(0.54)%	(0.72)%	(0.56)%

Supplemental data

Net assets, end of period (000’s)	$32,498	$29,681	$30,112	$27,163	$34,479	$31,355

Portfolio turnover rate	6.82%	15.17%	52.12%	17.76%	88.15%	52.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Flex Cap Growth VIP Fund
		Shares	Value
	Common Stocks 99.3%
	Automobiles & Components 0.3%
a	Tesla Inc.	1,980	$442,451

	Capital Goods 9.6%
	The Boeing Co.	12,870	4,684,809
	Fortive Corp.	39,590	3,227,377
	Raytheon Co.	12,860	2,236,097
	Roper Technologies Inc.	5,940	2,175,584

			12,323,867

	Consumer Durables & Apparel 1.3%
	NIKE Inc., B	19,800	1,662,210

	Consumer Services 0.0%†
a	Luckin Coffee Inc., ADR (China)	200	3,898

	Diversified Financials 2.9%
	CME Group Inc.	9,900	1,921,689
	Intercontinental Exchange Inc.	19,790	1,700,752
	Tradeweb Markets Inc.	2,870	125,735

			3,748,176

	Energy 0.8%
	Concho Resources Inc.	9,890	1,020,450

	Food & Staples Retailing 3.4%
	Costco Wholesale Corp.	14,850	3,924,261
a	Grocery Outlet Holding Corp.	12,420	408,370

			4,332,631

	Food, Beverage & Tobacco 1.7%
a,b	Beyond Meat Inc.	1,390	223,345
	Constellation Brands Inc., A	9,910	1,951,676

			2,175,021

	Health Care Equipment & Services 9.1%
a	Alcon Inc. (Switzerland)	24,750	1,535,737
	Becton, Dickinson and Co.	9,900	2,494,899
	Danaher Corp.	19,790	2,828,387
a	IDEXX Laboratories Inc.	9,890	2,723,014
a	Intuitive Surgical Inc.	3,960	2,077,218

			11,659,255

	Household & Personal Products 2.8%
	Estee Lauder Cos. Inc., A	19,800	3,625,578

	Media & Entertainment 10.6%
a	Alphabet Inc., C	5,940	6,420,605
a	Charter Communications Inc., A	4,956	1,958,512
a	Electronic Arts Inc.	12,860	1,302,204
a	Netflix Inc.	9,880	3,629,121
a	Pinterest Inc., A	8,030	218,577

			13,529,019

FFC-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Pharmaceuticals, Biotechnology & Life Sciences 2.0%
a	Elanco Animal Health Inc.	74,250	$2,509,650

	Real Estate 3.2%
	American Tower Corp.	19,790	4,046,065

	Retailing 10.0%
a	Alibaba Group Holding Ltd., ADR (China)	9,890	1,675,860
a	Amazon.com Inc.	5,120	9,695,386
a	Booking Holdings Inc.	590	1,106,079
a	Chewy Inc., A	590	20,650
a	The RealReal Inc.	4,310	124,559
a,b	Revolve Group Inc.	2,870	99,015

			12,721,549

	Semiconductors & Semiconductor Equipment 7.5%
	Analog Devices Inc.	34,640	3,909,817
	NVIDIA Corp.	9,890	1,624,234
	Xilinx Inc.	34,640	4,084,749

			9,618,800

	Software & Services 33.7%
a	Adobe Inc.	9,890	2,914,089
a	Crowdstrike Holdings Inc., A	3,170	216,479
a	Elastic NV	1,570	117,216
a	Fastly Inc.	400	8,112
	Mastercard Inc., A	34,600	9,152,738
	Microsoft Corp.	69,290	9,282,089
a,b	Pagerduty Inc.	1,180	55,519
a	PayPal Holdings Inc.	19,790	2,265,163
a	salesforce.com Inc.	36,630	5,557,870
a	ServiceNow Inc.	24,740	6,792,862
	Visa Inc., A	26,200	4,547,011
a	Workday Inc., A	9,900	2,035,242
a,b	Zoom Video Communications Inc., A	1,390	123,418

			43,067,808

	Transportation 0.4%
a,b	Lyft Inc., A	2,480	162,961
a	Uber Technologies Inc.	7,550	350,169

			513,130

	Total Common Stocks (Cost $65,676,016)		126,999,558

	Short Term Investments 0.5%

	Money Market Funds (Cost $686) 0.0%†
c,d	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	686	686

Semiannual Report	FFC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Short Term Investments (continued)

e	Investments from Cash Collateral Received for Loaned Securities 0.5%

	Money Market Funds (Cost $637,700) 0.5%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	637,700	$637,700

	Total Investments (Cost $66,314,402) 99.8%		127,637,944

	Other Assets, less Liabilities 0.2%.		242,041

	Net Assets 100.0%		$127,879,985

See Abbreviations on page FFC-19.

† Rounds to less than 0.1% of net assets.

a Non-income producing.

b A portion or all of the security is on loan at June 30, 2019. See Note 1(b).

c See Note 3(e) regarding investments in affiliated management investment companies.

d The rate shown is the annualized seven-day effective yield at period end.

e See Note 1(b) regarding securities on loan.

FFC-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$65,676,016
Cost - Non-controlled affiliates (Note 3e)	638,386

Value - Unaffiliated issuers+	$126,999,558
Value - Non-controlled affiliates (Note 3e)	638,386
Cash	1,135,122
Receivables:
Investment securities sold	5,374
Capital shares sold	1,189
Dividends	37,140
Other assets	75

Total assets	128,816,844

Liabilities:
Payables:
Investment securities purchased	90,000
Capital shares redeemed	52,389
Management fees	64,802
Distribution fees	57,549
Trustees’ fees and expenses	67
Payable upon return of securities loaned	637,700
Accrued expenses and other liabilities	34,352

Total liabilities	936,859

Net assets, at value	$127,879,985

Net assets consist of:
Paid-in capital	$64,770,665
Total distributable earnings (loss)	63,109,320

Net assets, at value	$127,879,985

Class 2:
Net assets, at value	$95,381,928

Shares outstanding	12,409,286

Net asset value and maximum offering price per share	$7.69

Class 4:
Net assets, at value	$32,498,057

Shares outstanding	4,419,229

Net asset value and maximum offering price per share	$7.35

+Includes securities loaned	$620,349

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$378,138
Non-controlled affiliates (Note 3e)	58,193
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	24,330
Non-controlled affiliates (Note 3e)	7,489

Total investment income	468,150

Expenses:
Management fees (Note 3a)	581,802
Distribution fees: (Note 3c)
Class 2	108,648
Class 4	55,232
Custodian fees (Note 4)	1,367
Reports to shareholders	23,477
Professional fees	20,267
Trustees’ fees and expenses	452
Other	4,629

Total expenses	795,874
Expenses waived/paid by affiliates (Note 3e and 3f)	(212,142)

Net expenses	583,732

Net investment income (loss)	(115,582)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers.	1,921,559

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	23,283,920

Net realized and unrealized gain (loss)	25,205,479

Net increase (decrease) in net assets resulting from operations	$25,089,897

FFC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(115,582)	$(278,068)
Net realized gain (loss)	1,921,559	6,194,237
Net change in unrealized appreciation (depreciation)	23,283,920	(2,119,037)

Net increase (decrease) in net assets resulting from operations	25,089,897	3,797,132

Distributions to shareholders:
Class 2	(4,527,604)	(15,220,091)
Class 4	(1,613,765)	(5,742,189)

Total distributions to shareholders	(6,141,369)	(20,962,280)

Capital share transactions: (Note 2)
Class 2	12,618,948	414,873
Class 4	(2,602,278)	4,469,506

Total capital share transactions	10,016,670	4,884,379

Net increase (decrease) in net assets	28,965,198	(12,280,769)
Net assets:
Beginning of period	98,914,787	111,195,556

End of period	$127,879,985	$98,914,787

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FFC-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of

Semiannual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Security Transactions, Investment Income, Expenses and Distributions (continued)

net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	2,714,443	$20,070,664	2,321,138	$17,811,401
Shares issued in reinvestment of distributions	606,105	4,527,604	2,079,248	15,220,091
Shares redeemed	(1,625,580)	(11,979,320)	(4,549,773)	(32,616,619)

Net increase (decrease)	1,694,968	$12,618,948	(149,387)	$414,873

Class 4 Shares:
Shares sold	232,995	$1,678,368	1,392,557	$10,306,262
Shares issued in reinvestment of distributions	226,018	1,613,765	816,812	5,742,189
Shares redeemed	(827,911)	(5,894,411)	(1,595,007)	(11,578,945)

Net increase (decrease)	(368,898)	$(2,602,278)	614,362	$4,469,506

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.982% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$ 639	$22,071,025	$(22,070,978)	$ —	$ —	$ 686	686	$58,193

Semiannual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates (continued)
									Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$107,250	$ 6,404,390		$(5,873,940)	$ —	$ —	$637,700	637,700	$ 7,489

Total Affiliated Securities	$107,889	$28,475,415		$(27,944,918)	$ —	$ —	$638,386		$65,682

f.  Waiver and Expense Reimbursements

Advisers have contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund does not exceed 0.71% based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$66,333,636

Unrealized appreciation	$61,856,322
Unrealized depreciation	(552,014)

Net unrealized appreciation (depreciation)	$61,304,308

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $13,682,051 and $7,710,514, respectively.

FFC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

At June 30, 2019, in connection with securities lending transactions, the Fund loaned equity investments and received $637,700 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

8.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

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Franklin Income VIP Fund

This semiannual report for Franklin Income VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +11.07% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Fund Risks

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted an +18.54% total return.1 The Fund’s new secondary benchmark, the Blended 50% MSCI USA High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays US Aggregate Index posted a +10.58% total return (Blended Benchmark).2 The Fund’s old secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +6.11% total return.1 We believe the new second benchmark’s composition more accurately reflects the Fund’s holdings.

Portfolio Composition

6/30/19

% of Total Net Assets

Equity*	46.5%
Financials	7.6%
Health Care	6.1%
Information Technology	5.9%
Energy	5.5%
Utilities	5.5%
Communication Services	3.7%
Consumer Discretionary	3.6%
Materials	3.4%
Consumer Staples	3.2%
Industrials	1.5%
Real Estate	0.5%
Fixed Income**	48.5%
Health Care	14.6%
Financials	12.9%
Energy	6.5%
Communication Services	5.0%
Consumer Discretionary	2.7%
Materials	1.7%
Industrials	1.6%
Utilities	1.1%
Consumer Staples	1.1%
Information Technology	0.7%
Real Estate	0.6%
Short-Term Investments & Other Net Assets	5.0%

*Includes convertible bonds.

**Includes senior floating rate interests and index-linked notes.

Economic and Market Overview

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in

1. Source: Morningstar.

2. Source: Factset. The Fund’s blended benchmark was calculated internally and rebalanced monthly. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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inventory investment, exports, business investment and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.3

The U.S. Federal Reserve (Fed) held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose at some points during 2019’s first quarter amid several better-than-expected U.S. economic reports and optimism about a potential U.S.-China trade deal. However, concerns about political uncertainties in the U.S., slower domestic and global economic growth, and the Fed’s patient approach to its monetary policy decisions weighed on the Treasury yield. Near period-end, the 10-year yield reached multi-year lows and fell below certain short-term yields, due to weaker economic data and escalating U.S. trade tensions with China and Mexico. Overall, the 10-year Treasury yield declined from 2.69% at the beginning of the period to 2.00% at period-end.

Investment Strategy

In analyzing debt and equity securities, we consider such factors as a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings. When choosing investments for the Fund, we apply a bottom-up, value oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.

Top Five Equity Holdings

6/30/19

Company Sector/Industry	% of Total Net Assets

Wells Fargo & Co. Financials	2.1%
The Southern Co. Utilities	1.7%
JPMorgan Chase & Co. Banks	1.6%
Dominion Energy Inc. Utilities	1.6%
Verizon Communications Inc. Communication Services	1.3%

Manager’s Discussion

The Fund outperformed during the six-month period driven by strong performance across both equity and fixed income holdings. Asset allocation was relatively stable during the six-month period and ended with 48.5% in fixed income, 46.5% in equity and 5.0% in cash.

Fixed income holdings benefited from the sharp decline in interest rates during the period as well as the stabilization and then decline in credit spreads following the turbulence experienced at the end of 2018. This was true across most credit ratings categories and corporate sectors.

Health care bonds were significant positive contributors, especially those in the hospital services sector including Tenet Healthcare and Community Health Systems, where improvements in operations and focus on balance sheet improvements drove total return.

Energy sector corporate bond holdings were weak, especially Weatherford International as the company seeks a broader recapitalization of its balance sheet necessitated at least in part by the deteriorating upstream oil and gas fundamental outlook.

While our Treasury holdings benefited performance during periods of elevated market volatility, the generally shorter duration of our positioning lagged the broader market move amid the sharp decline in longer-term interest rates.

The Fund had positive performance from all sectors across the equity asset class with top contributors to performance in utilities, consumer discretionary and information technology.

3. Source: Bureau of Labor Statistics.

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FRANKLIN INCOME VIP FUND

Top Five Fixed Income Holdings

and Senior Floating Rate Interests*

6/30/19

Company Sector/Industry	% of Total Net Assets

U.S. Treasury Note Financials	7.0%
CHS/Community Health Systems Inc. Health Care	4.8%
Tenet Healthcare Corp. Health Care	2.8%
Chesapeake Energy Corp. Energy	2.6%
Bausch Health Cos. Inc. Health Care	1.8%

*Does not include convertible bonds.

Utilities including Southern Co. and Sempra Energy benefited from the decline in interest rates and heightened investor interest in stable businesses amid prospects for weakening economic growth and uncertainty related to trade tensions.

Consumer discretionary holdings, including Target and Ford Motor, had better-than-expected earnings as the macro backdrop improved due in part to the dovish pivot by the Federal Reserve.

Technology and financial sector exposures round out the list of top contributors, especially JP Morgan Chase, Bank of America, Apple and Texas Instruments.

Energy sector equity positions were the leading detractors, including the convertible securities of Weatherford International and the common equity investments in Occidental Petroleum and Halliburton.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INCOME VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,110.70	$4.24	$1,020.78	$4.06	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.26	$16.72	$15.87	$14.64	$16.48	$16.53

Income from investment operations[a]:

Net investment income[b]	0.39	0.71	0.69	0.67	0.71	0.72

Net realized and unrealized gains (losses)	1.31	(1.35)	0.87	1.34	(1.78)	0.11

Total from investment operations	1.70	(0.64)	1.56	2.01	(1.07)	0.83

Less distributions from:

Net investment income	(0.91)	(0.82)	(0.71)	(0.78)	(0.77)	(0.88)

Net realized gains	(0.26)	—	—	—	—	—

Total distributions	(1.17)	(0.82)	(0.71)	(0.78)	(0.77)	(0.88)

Net asset value, end of period	$15.79	$15.26	$16.72	$15.87	$14.64	$16.48

Total return[c]	11.28%	(4.09)%	9.94%	14.33%	(6.84)%	4.92%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.47%	0.47%	0.47%	0.47%	0.46%	0.47%

Expenses net of waiver and payments by affiliates[e]	0.46%	0.45%	0.45%	0.44%	0.46%[f]	0.47%

Net investment income	4.55%	4.33%	4.22%	4.47%	4.47%	4.26%

Supplemental data

Net assets, end of period (000’s)	$384,807	$612,657	$735,149	$696,227	$604,228	$714,664

Portfolio turnover rate	10.42%	43.22%	20.96%	39.03%	31.53%	24.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.74	$16.17	$15.38	$14.20	$16.00	$16.07

Income from investment operations[a]:

Net investment income[b]	0.34	0.65	0.63	0.61	0.65	0.66

Net realized and unrealized gains (losses)	1.28	(1.30)	0.83	1.31	(1.73)	0.11

Total from investment operations	1.62	(0.65)	1.46	1.92	(1.08)	0.77

Less distributions from:

Net investment income	(0.87)	(0.78)	(0.67)	(0.74)	(0.72)	(0.84)

Net realized gains	(0.26)	—	—	—	—	—

Total distributions	(1.13)	(0.78)	(0.67)	(0.74)	(0.72)	(0.84)

Net asset value, end of period	$15.23	$14.74	$16.17	$15.38	$14.20	$16.00

Total return[c]	11.10%	(4.30)%	9.67%	14.02%	(7.05)%	4.62%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.72%	0.72%	0.72%	0.72%	0.71%	0.72%

Expenses net of waiver and payments by affiliates[e]	0.71%	0.70%	0.70%	0.69%	0.71%[f]	0.72%

Net investment income	4.30%	4.08%	3.97%	4.22%	4.22%	4.01%

Supplemental data

Net assets, end of period (000’s)	$4,366,594	$4,086,652	$5,041,498	$5,088,556	$4,907,599	$6,022,804

Portfolio turnover rate	10.42%	43.22%	20.96%	39.03%	31.53%	24.77%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.08	$16.53	$15.71	$14.49	$16.31	$16.36

Income from investment operations[a]:

Net investment income[b]	0.33	0.64	0.62	0.61	0.65	0.66

Net realized and unrealized gains (losses)	1.32	(1.33)	0.85	1.33	(1.76)	0.11

Total from investment operations	1.65	(0.69)	1.47	1.94	(1.11)	0.77

Less distributions from:

Net investment income	(0.85)	(0.76)	(0.65)	(0.72)	(0.71)	(0.82)

Net realized gains	(0.26)	—	—	—	—	—

Total distributions	(1.11)	(0.76)	(0.65)	(0.72)	(0.71)	(0.82)

Net asset value, end of period	$15.62	$15.08	$16.53	$15.71	$14.49	$16.31

Total return[c]	11.07%	(4.42)%	9.55%	13.87%	(7.15)%	4.52%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.82%	0.82%	0.82%	0.82%	0.81%	0.82%

Expenses net of waiver and payments by affiliates[e]	0.81%	0.80%	0.80%	0.79%	0.81%[f]	0.82%

Net investment income	4.20%	3.98%	3.87%	4.12%	4.12%	3.91%

Supplemental data

Net assets, end of period (000’s)	$317,776	$294,700	$335,217	$309,935	$306,023	$378,545

Portfolio turnover rate	10.42%	43.22%	20.96%	39.03%	31.53%	24.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Income VIP Fund

	Country	Shares	Value

Common Stocks 39.0%
Communication Services 1.8%
BCE Inc.	Canada	466,000	$21,198,152
Verizon Communications Inc.	United States	1,200,000	68,556,000

			89,754,152

Consumer Discretionary 2.7%
Ford Motor Co.	United States	3,903,000	39,927,690
General Motors Co.	United States	1,425,000	54,905,250
Target Corp.	United States	500,000	43,305,000

			138,137,940

Consumer Staples 3.2%
Anheuser-Busch InBev SA/NV, ADR	Belgium	300,000	26,553,000
The Coca-Cola Co.	United States	245,600	12,505,952
PepsiCo Inc.	United States	300,000	39,339,000
Philip Morris International Inc.	United States	350,000	27,485,500
The Procter & Gamble Co.	United States	500,000	54,825,000

			160,708,452

Energy 5.0%
Baker Hughes a GE Co., A	United States	795,000	19,580,850
Chevron Corp.	United States	400,000	49,776,000
Exxon Mobil Corp.	United States	500,000	38,315,000
Halliburton Co.	United States	839,165	19,082,612
Occidental Petroleum Corp.	United States	500,000	25,140,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	900,000	58,563,000
Schlumberger Ltd.	United States	225,000	8,941,500
TC Energy Corp.	Canada	350,000	17,332,000
The Williams Cos. Inc.	United States	600,000	16,824,000

			253,554,962

Financials 5.6%
Bank of America Corp.	United States	715,000	20,735,000
Barclays PLC	United Kingdom	12,500,000	23,779,813
JPMorgan Chase & Co.	United States	600,000	67,080,000
MetLife Inc.	United States	1,095,108	54,394,015
Morgan Stanley	United States	250,000	10,952,500
Wells Fargo & Co.	United States	2,200,000	104,104,000

			281,045,328

Health Care 5.7%
AstraZeneca PLC	United Kingdom	700,000	57,231,565
Bristol-Myers Squibb Co.	United States	1,000,000	45,350,000
CVS Health Corp.	United States	750,000	40,867,500
Johnson & Johnson	United States	230,000	32,034,400
Merck & Co. Inc.	United States	700,000	58,695,000
Pfizer Inc.	United States	1,300,000	56,316,000

			290,494,465

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Industrials 1.5%
	3M Co.	United States	250,000	$43,335,000
a	Cummins Inc.	United States	200,000	34,268,000

				77,603,000

	Information Technology 5.3%
	Apple Inc.	United States	309,783	61,312,251
a	Applied Materials Inc.	United States	286,000	12,844,260
	Intel Corp.	United States	1,099,307	52,623,826
	International Business Machines Corp.	United States	109,976	15,165,691
	Lam Research Corp.	United States	70,000	13,148,800
	Microchip Technology Inc.	United States	150,000	13,005,000
a	Microsoft Corp.	United States	285,500	38,245,580
	Texas Instruments Inc.	United States	520,000	59,675,200

				266,020,608

	Materials 2.2%
	BASF SE	Germany	700,000	50,867,218
	Dow Inc.	United States	249,166	12,286,375
	Rio Tinto PLC, ADR	Australia	800,000	49,872,000

				113,025,593

	Real Estate 0.5%
	Host Hotels & Resorts Inc.	United States	1,500,000	27,330,000

	Utilities 5.5%
	Dominion Energy Inc.	United States	1,036,638	80,152,850
	Duke Energy Corp.	United States	577,500	50,958,600
	Sempra Energy	United States	275,000	37,796,000
	The Southern Co.	United States	1,560,000	86,236,800
	Xcel Energy Inc.	United States	400,000	23,796,000

				278,940,250

	Total Common Stocks (Cost $1,657,780,113)			1,976,614,750

b	Equity-Linked Securities 5.0%
	Communication Services 1.9%
c	Goldman Sachs International into Alphabet Inc., 7.00%, A, 144A	United States	35,000	38,594,008
c	Royal Bank of Canada into Alphabet Inc., 6.00%, A, 144A	Belgium	10,000	10,984,473
c	Royal Bank of Canada into Comcast Corp., 7.00%, A, 144A	United States	1,270,000	49,641,984

				99,220,465

	Consumer Discretionary 0.9%
c	JP Morgan Chase Financial Co. LLC into Amazon.com Inc., 9.00%, 144A	United States	25,000	45,196,215

	Financials 0.4%
c	Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	750,000	22,157,759

	Information Technology 0.6%
c	Credit Suisse AG London into Analog Devices Inc., 7.50%, 144A	United States	260,000	28,541,434

FI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares		Value

b	Equity-Linked Securities (continued)
	Materials 1.2%
c	UBS AG London into DowDuPont Inc., 6.50%, 144A	United States	850,000		$44,215,481
c	UBS AG London into Newmont Goldcorp Corp., 8.00%, cvt. pfd., 144A	United States	435,000		16,231,323

					60,446,804

	Total Equity-Linked Securities (Cost $255,253,648)				255,562,677

	Convertible Preferred Stocks 1.3%
	Financials 1.3%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	34,600		47,471,200
d	FNMA, 5.375%, cvt. pfd.	United States	475		19,237,500

	Total Convertible Preferred Stocks (Cost $65,397,102)				66,708,700

	Preferred Stocks (Cost $15,000,000) 0.3%
	Financials 0.3%
	JPMorgan Chase & Co., 6.00%, pfd., EE	United States	600,000		16,290,000

			Units

e	Index-Linked Notes (Cost $14,054,540) 0.3%
	Financials 0.3%
c,f	Morgan Stanley Finance LLC, senior note, 144A, 6.98%, 10/03/19	United States	106,000		14,167,960

			Principal Amount*

	Convertible Bonds 0.9%
	Energy 0.5%
	Chesapeake Energy Corp., cvt., senior note, 5.50%, 9/15/26	United States	10,000,000		8,006,785
g	Weatherford International Ltd., cvt., senior note, 5.875%, 7/01/21	United States	35,000,000		18,112,500

					26,119,285

	Health Care 0.4%
c	Bayer Capital Corp. BV, cvt., junior sub. note, 144A, 5.625%, 11/22/19	Germany	25,000,000	EUR	21,845,356

	Total Convertible Bonds (Cost $67,852,716)				47,964,641

	Corporate Bonds 38.5%
	Communication Services 4.9%
	AMC Entertainment Holdings Inc., senior sub. note, 5.875%, 11/15/26	United States	5,600,000		5,040,000
	AT&T Inc., senior bond, 4.125%, 2/17/26	United States	12,000,000		12,770,319
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.125%, 2/15/23	United States	10,000,000		10,183,000
	senior bond, 5.75%, 1/15/24	United States	9,000,000		9,223,875
	[c] senior bond, 144A, 5.50%, 5/01/26	United States	10,000,000		10,490,500
	DISH DBS Corp.,
	senior bond, 5.875%, 7/15/22	United States	27,000,000		27,506,250
	senior bond, 5.00%, 3/15/23	United States	21,000,000		20,370,000
	senior note, 5.875%, 11/15/24	United States	9,400,000		8,930,000

Semiannual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Communication Services (continued)
	Netflix Inc., senior bond, 4.875%, 4/15/28	United States	24,000,000	$24,870,000
c	Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	4,000,000	4,126,000
	Sprint Communications Inc.,
	senior bond, 11.50%, 11/15/21	United States	30,000,000	34,800,000
	senior note, 7.00%, 8/15/20	United States	7,500,000	7,790,625
	senior note, 6.00%, 11/15/22	United States	6,300,000	6,583,500
	Sprint Corp.,
	senior bond, 7.875%, 9/15/23	United States	12,500,000	13,625,000
	senior bond, 7.125%, 6/15/24	United States	8,200,000	8,714,960
	senior note, 7.625%, 3/01/26	United States	7,500,000	8,013,750
c	Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	16,000,000	16,520,000
c	Univision Communications Inc.,
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	15,000,000	14,737,500
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000	6,818,700

				251,113,979

	Consumer Discretionary 1.8%
c	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	6,300,000	6,237,000
	Ford Motor Co., senior note, 4.346%, 12/08/26	United States	18,500,000	18,663,740
	General Motors Co., senior bond, 5.15%, 4/01/38	United States	16,000,000	15,824,682
c	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	5,000,000	5,162,500
c	Shea Homes LP/Shea Homes Funding Corp.,
	senior bond, 144A, 6.125%, 4/01/25	United States	10,000,000	10,144,900
	senior note, 144A, 5.875%, 4/01/23	United States	10,000,000	10,250,000
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
	senior bond, 144A, 5.50%, 3/01/25	United States	13,200,000	13,665,960
	senior bond, 144A, 5.25%, 5/15/27	United States	10,000,000	10,050,000

				89,998,782

	Consumer Staples 1.1%
	BAT Capital Corp.,
	senior note, 3.222%, 8/15/24	United Kingdom	10,000,000	10,088,195
	senior note, 3.557%, 8/15/27	United Kingdom	20,000,000	19,920,216
	Kraft Heinz Foods Co., senior bond, 4.625%, 1/30/29	United States	13,000,000	13,992,901
c	Post Holdings Inc.,
	senior bond, 144A, 5.00%, 8/15/26	United States	7,500,000	7,631,250
	senior bond, 144A, 5.625%, 1/15/28	United States	2,500,000	2,578,125

				54,210,687

	Energy 6.5%
c	Ascent Resources Utica Holdings LLC/ARU Finance Corp., senior note, 144A, 10.00%, 4/01/22	United States	3,200,000	3,403,680
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
	senior note, 6.50%, 4/15/21	United States	34,000,000	33,915,000
	senior note, 7.625%, 1/15/22	United States	8,000,000	7,780,000
	senior note, 7.75%, 4/15/23	United States	2,000,000	1,920,000

FI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Chesapeake Energy Corp.,
	senior bond, 8.00%, 6/15/27	United States	26,000,000	$22,863,880
	senior note, 4.875%, 4/15/22	United States	5,000,000	4,750,000
	senior note, 5.75%, 3/15/23	United States	5,000,000	4,712,500
	senior note, 7.00%, 10/01/24	United States	20,000,000	18,025,000
	senior note, 8.00%, 1/15/25	United States	47,500,000	44,056,250
	senior note, 7.50%, 10/01/26	United States	10,000,000	8,950,000
	[c] senior note, 144A, 8.00%, 3/15/26	United States	29,715,000	27,114,937
c	CNX Resources Corp., senior note, 144A, 7.25%, 3/14/27	United States	8,000,000	6,880,000
	HighPoint Operating Corp.,
	senior bond, 7.00%, 10/15/22	United States	17,937,000	17,398,890
	senior note, 8.75%, 6/15/25	United States	26,600,000	25,669,000
	Kinder Morgan Inc.,
	senior bond, 7.75%, 1/15/32	United States	22,000,000	30,142,870
	[c] senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	6,400,000	7,088,520
g	Weatherford International Ltd.,
	senior bond, 4.50%, 4/15/22	United States	11,900,000	6,158,250
	senior note, 5.125%, 9/15/20	United States	22,500,000	11,643,750
	senior note, 7.75%, 6/15/21	United States	47,500,000	25,293,750
	senior note, 8.25%, 6/15/23	United States	37,500,000	19,781,250

				327,547,527

	Financials 5.0%
	Bank of America Corp.,
	[h] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	8,645,720
	[h] junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	6,000,000	6,532,500
	senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	10,000,000	10,306,413
	Capital One Financial Corp., senior sub. note, 4.20%, 10/29/25	United States	15,500,000	16,286,742
	Citigroup Inc.,
	[h] junior sub. bond, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	12,500,000	12,964,425
	[h] junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	4,500,000	4,601,250
	[h] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	15,800,000	16,423,547
	[h] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual	United States	25,000,000	25,227,375
	[h] junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	10,000,000	10,285,350
	sub. bond, 4.125%, 7/25/28	United States	18,500,000	19,561,907
	The Goldman Sachs Group Inc., senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	15,500,000	15,865,862
	HSBC Holdings PLC, senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	28,500,000	30,315,593
h	JPMorgan Chase & Co.,
	[i] junior sub. bond, FRN, 6.053%, (3-month USD LIBOR + 3.47%), Perpetual	United States	28,692,000	28,672,776
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,366,288
	junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	10,000,000	9,980,500

Semiannual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Financials (continued)
h	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	7,300,000	$7,381,979
	Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	17,000,000	18,291,660
h	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	6,600,000	6,909,969

				251,619,856

	Health Care 14.1%
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	17,000,000	17,637,152
c	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	9,611,500
	senior note, 144A, 5.50%, 3/01/23	United States	15,000,000	15,176,250
	senior note, 144A, 5.875%, 5/15/23	United States	14,500,000	14,722,865
	senior note, 144A, 9.00%, 12/15/25	United States	5,000,000	5,605,250
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,500,000	4,792,950
	senior secured note, first lien, 144A, 6.50%, 3/15/22	United States	3,000,000	3,112,500
	senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	35,000,000	36,618,750
c	Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	15,000,000	15,874,447
c	Bristol-Myers Squibb Co.,
	senior bond, 144A, 3.40%, 7/26/29	United States	8,000,000	8,374,348
	senior bond, 144A, 4.25%, 10/26/49	United States	8,000,000	8,818,573
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	130,000,000	88,400,000
	[c] senior note, 144A, 8.125%, 6/30/24	United States	42,388,000	31,896,970
	[c] senior note, 144A, 11.00% to 6/22/19, 9.875% thereafter, 6/30/23	United States	101,596,000	83,144,134
	senior secured note, first lien, 6.25%, 3/31/23	United States	39,000,000	37,683,750
c	Cigna Corp., senior secured note, 144A, 3.75%, 7/15/23	United States	20,000,000	20,825,639
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	8,000,000	8,438,637
	senior bond, 5.05%, 3/25/48	United States	3,900,000	4,154,286
	senior note, 4.10%, 3/25/25	United States	5,100,000	5,379,654
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	5,000,000	5,014,000
	senior bond, 5.00%, 5/01/25	United States	4,000,000	3,964,000
c	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	7,600,000	5,130,000
	senior note, 144A, 6.00%, 7/15/23	United States	15,000,000	10,875,000
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	8,174,100
	senior note, 7.50%, 2/15/22	United States	25,000,000	27,625,000
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	11,336,955
	Horizon Pharma USA Inc., senior note, 6.625%, 5/01/23	United States	2,842,000	2,929,036
	Mallinckrodt International Finance SA, senior bond, 4.75%, 4/15/23	United States	1,000,000	710,000
c	Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
	senior note, 144A, 4.875%, 4/15/20	United States	20,200,000	19,568,750
	senior note, 144A, 5.75%, 8/01/22	United States	24,000,000	20,520,000
	senior note, 144A, 5.625%, 10/15/23	United States	14,300,000	10,850,125
	senior note, 144A, 5.50%, 4/15/25	United States	10,000,000	6,750,000

FI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care (continued)
	Mylan NV, senior note, 3.95%, 6/15/26	United States	13,600,000	$13,136,240
c	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	8,500,000	8,372,500
	Tenet Healthcare Corp.,
	secured note, second lien, 5.125%, 5/01/25	United States	2,500,000	2,518,750
	senior note, 8.125%, 4/01/22	United States	27,600,000	29,083,500
	senior note, 6.75%, 6/15/23	United States	58,200,000	58,636,500
	senior note, 7.00%, 8/01/25	United States	12,175,000	12,197,280
	[c] senior note, second lien, 144A, 6.25%, 2/01/27	United States	29,000,000	29,906,250
	senior secured note, first lien, 4.50%, 4/01/21	United States	7,000,000	7,131,250

				714,696,891

	Industrials 1.0%
c	TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	14,000,000	14,682,500
	United Rentals North America Inc., senior bond, 4.875%, 1/15/28	United States	20,000,000	20,450,000
	United Technologies Corp., senior note, 3.95%, 8/16/25	United States	15,000,000	16,181,635

				51,314,135

	Information Technology 0.7%
c	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	9,512,500
c	Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 5.45%, 6/15/23	United States	21,100,000	22,756,092
	NCR Corp., senior note, 6.375%, 12/15/23	United States	4,212,000	4,354,155

				36,622,747

	Materials 1.7%
c	BWAY Holding Co.,
	secured note, 144A, 5.50%, 4/15/24	United States	10,000,000	10,043,750
	senior note, 144A, 7.25%, 4/15/25	United States	23,000,000	22,252,500
c	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	14,700,000	15,167,680
	DuPont de Nemours Inc. senior note, 4.493%, 11/15/25	United States	15,000,000	16,601,333
c	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	6,700,000	6,974,298
c	Syngenta Finance NV, senior note, 144A, 4.441%, 4/24/23	Switzerland	16,500,000	17,112,315

				88,151,876

	Real Estate 0.6%
	Equinix Inc., senior bond, 5.375%, 5/15/27	United States	11,000,000	11,819,170
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	18,000,000	18,227,520

				30,046,690

	Utilities 1.1%
	Calpine Corp.,
	senior note, 5.375%, 1/15/23	United States	20,000,000	20,275,000
	senior note, 5.50%, 2/01/24	United States	16,375,000	16,272,656
	Ferrellgas LP/Ferrellgas Finance Corp.,
	senior note, 6.50%, 5/01/21	United States	9,500,000	8,668,750
	senior note, 6.75%, 6/15/23	United States	5,000,000	4,412,500
	Vistra Energy Corp., senior note, 5.875%, 6/01/23	United States	8,000,000	8,210,000

				57,838,906

	Total Corporate Bonds (Cost $1,980,284,294)			1,953,162,076

Semiannual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value
i,j	Senior Floating Rate Interests 2.1%
	Communication Services 0.1%
	Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.58%, (3-month USD LIBOR + 8.25%), 11/01/25	United States	6,000,000	$5,560,002

	Consumer Discretionary 0.9%
	24 Hour Fitness Worldwide Inc., Term Loan, 5.902%, (1-month USD LIBOR + 3.50%), 5/30/25	United States	13,860,000	13,820,153
	Belk Inc., Closing Date Term Loan, 7.285%, (3-month USD LIBOR + 4.75%), 12/12/22	United States	19,082,783	15,480,907
	Stars Group Holdings BV, Stars Group (US), USD Term Loan, 5.83%, (3-month USD LIBOR + 3.50%), 7/10/25	United States	17,841,958	17,868,007

				47,169,067

	Health Care 0.5%
	Amneal Pharmaceuticals LLC, Initial Term Loans, 5.938%, (1-month USD LIBOR + 3.50%), 5/04/25	United States	24,744,222	24,630,894

	Industrials 0.6%
	Commercial Barge Line Co., Initial Term Loan, 11.152%, (1-month USD LIBOR + 8.75%), 11/12/20	United States	4,433,823	3,070,423
	Vertiv Group Corp., Term B Loans, 6.33%, (3-month USD LIBOR + 4.00%), 11/30/23	United States	8,574,569	8,161,815
	West Corp., Term B Loans, 6.522%, (3-month USD LIBOR + 4.00%), 10/10/24	United States	17,373,104	16,240,238

				27,472,476

	Total Senior Floating Rate Interests (Cost $109,804,793)			104,832,439

	U.S. Government and Agency Securities 7.6%
	U.S. Treasury Bond, 3.00%, 2/15/49	United States	25,000,000	27,422,852
	U.S. Treasury Note,
	2.25%, 3/31/20	United States	50,000,000	50,085,937
	2.50%, 5/31/20	United States	75,000,000	75,338,379
	2.50%, 6/30/20	United States	50,000,000	50,258,789
	2.375%, 3/15/21	United States	75,000,000	75,722,168
	2.75%, 4/30/23	United States	25,000,000	25,930,176
	2.75%, 5/31/23	United States	50,000,000	51,898,437
	2.875%, 5/31/25	United States	25,000,000	26,461,426

	Total U.S. Government and Agency Securities (Cost $375,256,437)			383,118,164

			Shares

	Escrows and Litigation Trusts (Cost $62,602) 0.0%
d,k	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

	Total Investments before Short Term Investments (Cost $4,540,746,245)			4,818,421,407

FI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value

	Short Term Investments (Cost $175,824,178) 3.5%

	Money Market Funds 3.5%
l,m	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	175,824,178	$175,824,178

	Total Investments (Cost $4,716,570,423) 98.5%			4,994,245,585

	Options Written (0.0)%†			(1,245,510)

	Other Assets, less Liabilities 1.5%			76,177,821

	Net Assets 100.0%			$5,069,177,896

		Number of Contracts	Notional Amount*

n	Options Written (0.0)%†
	Calls - Exchange-Traded
	Applied Materials Inc., September Strike Price $52.50, Expires 9/20/19	2,860	286,000	(188,760)
	Cummins Inc., August Strike Price $180.00, Expires 8/16/19	1,000	100,000	(225,000)
	Microsoft Corp., July Strike Price $135.00, Expires 7/19/19	2,855	285,500	(713,750)

				(1,127,510)

	Puts - Exchange-Traded
	CVS Health Corp., July Strike Price $52.50, Expires 7/19/19	2,000	200,000	(118,000)

	Total Options Written (Premiums received $1,273,962)			$(1,245,510)

See Abbreviations on page FI-30.

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is held in connection with written option contracts open at period end.

bSee Note 1(e) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $943,524,001, representing 18.7% of net assets.

dNon-income producing.

eSee Note 1(d) regarding index-linked notes.

fSecurity pays a fixed 2.00% coupon rate and a variable coupon based on the distribution of the Morgan Stanley Custom Enhanced SPX B DT Index 20 Delta. The coupon rate shown represents the combined rate at period end. Cash payment at maturity or upon early redemption is based on the performance of the Morgan Stanley Custom Enhanced SPX B Index 20 Delta.

gSee Note 7 regarding defaulted securities.

hPerpetual security with no stated maturity date.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(g) regarding senior floating rate interests.

kFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

lSee Note 3(e) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day effective yield at period end.

nSee Note 1(c) regarding written options.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Income VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,540,746,245
Cost - Non-controlled affiliates (Note 3e)	175,824,178

Value - Unaffiliated issuers	$4,818,421,407
Value - Non-controlled affiliates (Note 3e)	175,824,178
Cash	802,666
Receivables:
Investment securities sold	35,399,357
Capital shares sold	2,258,191
Dividends and interest	44,890,050
Other assets	3,693

Total assets	5,077,599,542

Liabilities:
Payables:
Capital shares redeemed	2,898,404
Management fees	1,823,829
Distribution fees	1,994,439
Trustees’ fees and expenses	6,072
Options written, at value (premiums received $1,273,962)	1,245,510
Accrued expenses and other liabilities	453,392

Total liabilities	8,421,646

Net assets, at value	$5,069,177,896

Net assets consist of:
Paid-in capital	$4,652,292,846
Total distributable earnings (loss)	416,885,050

Net assets, at value	$5,069,177,896

Class 1:
Net assets, at value	$384,806,951

Shares outstanding	24,365,461

Net asset value and maximum offering price per share	$15.79

Class 2:
Net assets, at value	$4,366,594,448

Shares outstanding	286,708,752

Net asset value and maximum offering price per share	$15.23

Class 4:
Net assets, at value	$317,776,497

Shares outstanding	20,339,646

Net asset value and maximum offering price per share	$15.62

FI-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Income VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 41,689,831
Non-controlled affiliates (Note 3e)	1,403,664
Interest:
Unaffiliated issuers	86,550,126
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	5,933
Non-controlled affiliates (Note 3e)	15,410

Total investment income	129,664,964

Expenses:
Management fees (Note 3a)	11,773,668
Distribution fees: (Note 3c)
Class 2	5,396,749
Class 4	538,362
Custodian fees (Note 4)	30,264
Reports to shareholders	235,139
Professional fees	63,455
Trustees’ fees and expenses	21,773
Other	55,668

Total expenses	18,115,078
Expense reductions (Note 4)	(25,029)
Expenses waived/paid by affiliates (Note 3e)	(238,706)

Net expenses	17,851,343

Net investment income	111,813,621

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	32,330,998
Realized gain distributions from REITs	3,984
Foreign currency transactions	(158,710)

Net realized gain (loss)	32,176,272

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	407,169,707
Translation of other assets and liabilities denominated in foreign currencies	(19,451)
Written options	28,452

Net change in unrealized appreciation (depreciation)	407,178,708

Net realized and unrealized gain (loss)	439,354,980

Net increase (decrease) in net assets resulting from operations	$551,168,601

*Foreign taxes withheld on dividends	$ 957,292

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Statements of Changes in Net Assets

	Franklin Income VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$111,813,621	$235,338,694
Net realized gain (loss)	32,176,272	351,140,755
Net change in unrealized appreciation (depreciation)	407,178,708	(809,608,127)

Net increase (decrease) in net assets resulting from operations	551,168,601	(223,128,678)

Distributions to shareholders:
Class 1	(26,604,329)	(34,377,723)
Class 2	(301,656,285)	(227,495,537)
Class 4	(21,101,452)	(14,948,805)

Total distributions to shareholders	(349,362,066)	(276,822,065)

Capital share transactions: (Note 2)
Class 1	(270,269,053)	(62,663,457)
Class 2	131,519,747	(543,422,123)
Class 4	12,111,032	(11,817,756)

Total capital share transactions	(126,638,274)	(617,903,336)

Net increase (decrease) in net assets	75,168,261	(1,117,854,079)
Net assets:
Beginning of period	4,994,009,635	6,111,863,714

End of period	$5,069,177,896	$4,994,009,635

FI-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Income VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign

Semiannual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional

FI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d.  Index-Linked Notes

The Fund invests in index-linked notes. Index-linked notes are senior, unsecured, subordinated debt securities issued by a financial institution, and the value is based on the price movements of the underlying index. Index-linked notes are designed to provide investors access to the returns of various market benchmarks and intended to replicate the economic effects that would apply had the Fund directly purchased the underlying referenced asset or basket of assets. The risks of investing in index-linked notes include unfavorable price movements in the underlying index and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with index-linked notes and the appreciation potential may be limited. Index-linked notes may be more volatile and less liquid than other investments held by the Fund.

e.  Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

g.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its

Semiannual Report	FI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

h. Income and Deferred Taxes (continued)

taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

k.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	806,551	$13,154,961	1,947,322	$31,806,598
Shares issued in reinvestment of distributions	1,709,790	26,604,329	2,128,651	34,377,723
Shares redeemed	(18,292,504)	(310,028,343)	(7,908,010)	(128,847,778)

Net increase (decrease)	(15,776,163)	$(270,269,053)	(3,832,037)	$(62,663,457)

Class 2 Shares:
Shares sold	11,147,845	$175,850,953	11,659,052	$185,115,657
Shares issued in reinvestment of distributions	20,097,021	301,656,285	14,573,705	227,495,537
Shares redeemed	(21,839,655)	(345,987,491)	(60,726,257)	(956,033,317)

Net increase (decrease)	9,405,211	$131,519,747	(34,493,500)	$(543,422,123)

Class 4 Shares:
Shares sold	1,437,622	$23,391,101	2,953,880	$48,028,259
Shares issued in reinvestment of distributions	1,370,224	21,101,452	934,885	14,948,805
Shares redeemed	(2,005,393)	(32,381,521)	(4,625,977)	(74,794,820)

Net increase (decrease)	802,453	$12,111,032	(737,212)	$(11,817,756)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.455% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

FI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$157,193,174	$716,743,287	$(698,112,283)	$ —	$ —	$175,824,178	175,824,178	$1,403,664
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	1,099,000	38,311,000	(39,410,000)	—	—	—	—	15,410

Total Affiliated Securities	$158,292,174	$755,054,287	$(737,522,283)	$ —	$ —	$175,824,178		$1,419,074

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$4,719,657,003

Unrealized appreciation	$582,809,046
Unrealized depreciation	(309,465,974)

Net unrealized appreciation (depreciation)	$273,343,072

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and equity-linked securities.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $521,769,403 and $936,269,985 respectively.

7.  Credit Risk and Defaulted Securities

At June 30, 2019, the Fund had 33.6% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Semiannual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

7.  Credit Risk and Defaulted Securities (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2019, the aggregate value of these securities was $80,989,500, representing 1.6% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$ —	Options written, at value	$1,245,510

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Written options	$ —	Written options	$28,452

For the period ended June 30, 2019, the average month end notional amount of options represented 124,500 shares.

See Note 1(c) regarding derivative financial instruments.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

FI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Financials	$344,806,528	$19,237,500	$—		$364,044,028
All Other Equity Investments	1,695,569,422	—	—		1,695,569,422
Equity-Linked Securities	—	255,562,677	—		255,562,677
Index-Linked Notes	—	14,167,960	—		14,167,960
Convertible Bonds	—	47,964,641	—		47,964,641
Corporate Bonds	—	1,953,162,076	—		1,953,162,076
Senior Floating Rate Interests	—	104,832,439	—		104,832,439
U.S. Government and Agency Securities	—	383,118,164	—		383,118,164
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	175,824,178	—	—		175,824,178

Total Investments in Securities	$2,216,200,128	$2,778,045,457	$—		$4,994,245,585

Liabilities:
Other Financial Instruments:
Options Written	$1,245,510	$—	$—		$1,245,510

a For detailed categories, see the accompanying Statement of Investments.

b Includes common, preferred and convertible preferred stocks.

c Includes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

Abbreviations

Currency		Selected Portfolio

EUR	Euro	ADR	American Depositary Receipt

USD	United States Dollar	FNMA	Federal National Mortgage Association

		FRN	Floating Rate Note

		LIBOR	London InterBank Offered Rate

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Franklin Mutual Global Discovery VIP Fund

This semiannual report for Franklin Mutual Global Discovery VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +14.51% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve more risks than U.S. securities, including political and economic developments, trading practices, availability of information, limited markets, and currency exchange fluctuations and policies. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index posted a +17.38% total return for the same period.1

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union,

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter. However, the bloc’s annual inflation rate decreased during the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive

2. Source: U.S. Bureau of Labor Statistics.

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in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there are disagreements about which things should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Top 10 Sectors/Industries
6/30/19

% of Total Net Assets
Oil, Gas & Consumable Fuels	11.9%
Banks	11.5%
Insurance	9.2%
Pharmaceuticals	7.8%
Media	5.0%
Technology Hardware, Storage & Peripherals	4.2%
Software	4.2%
Entertainment	3.4%
Automobiles	3.3%
Health Care Equipment & Supplies	3.2%

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (not a Fund holding), each worth almost $90 billion, exemplify this strength. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises.

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We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain strong, as has been the historical pattern.

Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, Cumulus Media and iHeartMedia, two long-term distressed credit positions, emerged from bankruptcy or had reached a confirmable restructuring agreement in 2018, reducing further the purely distressed portion of the credit holdings within the Funds. PG&E, which recently filed for bankruptcy, became a new distressed credit position. We are hopeful more opportunities may emerge as the business and economic cycles elongate amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Fund Performance

Turning to Fund performance, top positive contributors included Walt Disney, Novartis and Kinder Morgan.

The stock of U.S.-based diversified international family entertainment and media enterprise Walt Disney surged following an investor event outlining the strategy and expectations for its new streaming service. The breadth and depth of content, the price point, and the technology and user interface supporting it have increased optimism about the service. Market expectations for the service’s growth and profitability rose significantly on the back of this event.

In March, Switzerland-based drug maker Novartis announced the official process and dates for its tax-free spinoff of the eye care device and consumer products business of Alcon (not a Fund holding), and the U.S. Food and Drug Administration approved Mayzent, the first oral drug to treat secondary progressive multiple sclerosis. In May, Novartis won U.S. regulatory approval for gene therapy that treats spinal muscular atrophy and announced the

Top 10 Holdings
6/30/19
Company Sector/Industry, Country	% of Total Net Assets

The Walt Disney Co. Entertainment, U.S.	3.4%
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.2%
Novartis AG Pharmaceuticals, Switzerland	3.2%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.4%
Charter Communications Inc. Media, U.S.	2.4%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.4%
Citizens Financial Group Inc. Banks, U.S.	2.1%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.1%
Citigroup Inc. Banks, U.S.	2.1%
Kinder Morgan Inc. Oil, Gas & Consumable Fuels, U.S.	2.1%

purchase of a dry eye drug from a Japanese drug company. We believe Novartis is continuing to position itself as a more focused and innovation-driven drug company, and that the market does not fully appreciate the many innovative products it has in development.

Shares of U.S.-based energy company Kinder Morgan rose in early 2019, as the energy sector rebounded from weak performance in the fourth quarter of 2018. In addition, U.S. pipeline companies have benefited from increased volumes of U.S. crude oil, natural gas and natural gas liquids, along with limited pipeline supply. We believe conditions are likely to remain favorable for the energy sector if commodity prices hold up, most notably if crude oil prices remain above US$50 per barrel.

During the period under review, Fund investments that detracted from performance included Walgreens Boots Alliance, CVS Health and Imperial Brands.

Shares of U.S.-based Walgreens Boots Alliance did not keep up with the market rebound in January and February. In March, the stock price fell when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates, as well as the company’s limited success offsetting those challenges by

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increasing its volume of drug sales or renegotiating with PBMs. These pressures and weakness in both its U.S. and U.K. stores resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and within the front end of the store, it is attempting to reduce exposure to lower margin categories, which we believe can help boost growth and profitability over the longer term.

In January, the chief executive officer of U.S.-based CVS Health, an integrated pharmacy health care provider, highlighted probable headwinds for 2019, and in February the company detailed the financial drag from those headwinds. Possible negative factors included: higher costs from increased investments in its workforce, which could have a year-over-year drag on earnings through the first half of 2019; greater price competition in nursing care; and lower-than-expected branded drug price increases.

Shares of U.K. tobacco company Imperial Brands traded lower after the company reported below-expected first-half fiscal 2019 revenues amid concerns about stricter U.S. regulation and waning tobacco product distribution at large U.S. drugstores. The U.S. has considered banning menthol cigarettes and enacting stricter regulation of e-cigarettes and vaping products, particularly flavors more prone to attract underaged consumers. Tobacco companies were pressured by recent Nielsen industry data suggesting deteriorating U.S. industry volumes. The industry urged investors to use more reliable data sources, as Nielsen does not measure a number of tobacco distribution channels.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,145.10	$6.81	$1,018.45	$6.41	1.28%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.47		$20.38	$20.22	$19.85	$22.61	$23.31

Income from investment operations[a]:

Net investment income[b]	0.27		0.36	0.47	0.41	0.37	0.68 [c]

Net realized and unrealized gains (losses)	2.30		(2.50)	1.29	1.92	(1.17)	0.76

Total from investment operations	2.57		(2.14)	1.76	2.33	(0.80)	1.44

Less distributions from:

Net investment income	—		(0.52)	(0.42)	(0.39)	(0.69)	(0.57)

Net realized gains	—		(0.25)	(1.18)	(1.57)	(1.27)	(1.57)

Total distributions	—		(0.77)	(1.60)	(1.96)	(1.96)	(2.14)

Net asset value, end of period	$20.04		$17.47	$20.38	$20.22	$19.85	$22.61

Total return[d]	14.71%		(11.01)%	8.99%	12.32%	(3.39)%	5.98%

Ratios to average net assets[e]

Expenses[f,g]	0.93%	[h]	0.96% [h]	1.01% [h]	1.01% [h]	1.02% [h]	1.00%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.02%	0.03%

Net investment income	2.76%		1.81%	2.29%	2.10%	1.71%	2.85% [c]

Supplemental data

Net assets, end of period (000’s)	$3,729		$3,282	$3,189	$3,084	$2,632	$2,313

Portfolio turnover rate	10.94%		29.84%	17.49%	17.54%	21.88%	22.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.96		$19.80	$19.69	$19.37	$22.11	$22.84

Income from investment operations[a]:

Net investment income[b]	0.23		0.30	0.41	0.35	0.32	0.60 [c]

Net realized and unrealized gains (losses)	2.24		(2.42)	1.25	1.87	(1.16)	0.75

Total from investment operations	2.47		(2.12)	1.66	2.22	(0.84)	1.35

Less distributions from:

Net investment income	—		(0.47)	(0.37)	(0.33)	(0.63)	(0.51)

Net realized gains	—		(0.25)	(1.18)	(1.57)	(1.27)	(1.57)

Total distributions	—		(0.72)	(1.55)	(1.90)	(1.90)	(2.08)

Net asset value, end of period	$19.43		$16.96	$19.80	$19.69	$19.37	$22.11

Total return[d]	14.56%		(11.22)%	8.71%	12.06%	(3.65)%	5.71%

Ratios to average net assets[e]

Expenses[f,g]	1.18%	[h]	1.21% [h]	1.26% [h]	1.26% [h]	1.27% [h]	1.25%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.02%	0.03%

Net investment income	2.51%		1.56%	2.04%	1.85%	1.46%	2.60% [c]

Supplemental data

Net assets, end of period (000’s)	$535,270		$500,607	$631,179	$630,397	$629,366	$685,711

Portfolio turnover rate	10.94%		29.84%	17.49%	17.54%	21.88%	22.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.30		$20.17	$20.02	$19.66	$22.39	$23.10

Income from investment operations[a]:

Net investment income[b]	0.23		0.29	0.40	0.34	0.30	0.61 [c]

Net realized and unrealized gains (losses)	2.28		(2.47)	1.27	1.89	(1.17)	0.73

Total from investment operations	2.51		(2.18)	1.67	2.23	(0.87)	1.34

Less distributions from:

Net investment income	—		(0.44)	(0.34)	(0.30)	(0.59)	(0.48)

Net realized gains	—		(0.25)	(1.18)	(1.57)	(1.27)	(1.57)

Total distributions	—		(0.69)	(1.52)	(1.87)	(1.86)	(2.05)

Net asset value, end of period	$19.81		$17.30	$20.17	$20.02	$19.66	$22.39

Total return[d]	14.51%		(11.31)%	8.61%	11.91%	(3.74)%	5.60%

Ratios to average net assets[e]

Expenses[f,g]	1.28%	[h]	1.31% [h]	1.36% [h]	1.36% [h]	1.37% [h]	1.35%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.02%	0.03%

Net investment income	2.41%		1.46%	1.94%	1.75%	1.36%	2.50% [c]

Supplemental data

Net assets, end of period (000’s)	$31,288		$30,094	$41,713	$45,262	$49,054	$59,961

Portfolio turnover rate	10.94%		29.84%	17.49%	17.54%	21.88%	22.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

MGD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual Global Discovery VIP Fund

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 91.8%
	Aerospace & Defense 0.9%
	BAE Systems PLC	United Kingdom	847,691	$5,333,106

	Auto Components 0.3%
a,b,c	International Automotive Components Group Brazil LLC	Brazil	424,073	10,890
	Toyo Tire Corp.	Japan	138,565	1,821,059

				1,831,949

	Automobiles 1.3%
	General Motors Co.	United States	198,100	7,632,793

	Banks 11.5%
	Barclays PLC	United Kingdom	18,505	35,204
	CIT Group Inc.	United States	108,969	5,725,231
	Citigroup Inc.	United States	170,950	11,971,629
	Citizens Financial Group Inc.	United States	345,523	12,217,693
	First Horizon National Corp.	United States	353,473	5,277,352
	ING Groep NV	Netherlands	440,135	5,101,747
	JPMorgan Chase & Co.	United States	72,586	8,115,115
	Standard Chartered PLC	United Kingdom	827,197	7,502,662
	Wells Fargo & Co.	United States	209,020	9,890,826

				65,837,459

	Biotechnology 1.4%
a	Celgene Corp.	United States	83,100	7,681,764

	Building Products 1.5%
	Johnson Controls International PLC	United States	206,500	8,530,515

	Capital Markets 1.7%
	Credit Suisse Group AG	Switzerland	499,643	5,989,371
	Deutsche Bank AG	Germany	207,029	1,595,747
	Guotai Junan Securities Co. Ltd.	China	1,275,797	2,273,266

				9,858,384

	Chemicals 1.4%
	BASF SE	Germany	113,111	8,219,488

	Communications Equipment 1.0%
	Cisco Systems Inc.	United States	100,180	5,482,851

	Construction Materials 1.0%
	LafargeHolcim Ltd., B	Switzerland	121,811	5,946,777

	Consumer Finance 1.4%
	Ally Financial Inc.	United States	32,830	1,017,402
	Capital One Financial Corp.	United States	76,488	6,940,521

				7,957,923

	Containers & Packaging 1.0%
	International Paper Co.	United States	134,900	5,843,868

	Diversified Financial Services 1.0%
	Voya Financial Inc.	United States	101,650	5,621,245

Semiannual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Telecommunication Services 1.0%
	Koninklijke KPN NV	Netherlands	1,862,967	$5,718,368

	Electric Utilities 1.8%
	Enel SpA	Italy	1,435,057	10,017,070

	Energy Equipment & Services 1.2%
	Baker Hughes a GE Co., A	United States	274,264	6,755,122

	Entertainment 3.4%
	The Walt Disney Co.	United States	137,500	19,200,500

	Food & Staples Retailing 1.0%
	Walgreens Boots Alliance Inc.	United States	102,904	5,625,762

	Food Products 0.9%
	The Kraft Heinz Co.	United States	165,900	5,149,536

	Health Care Equipment & Supplies 3.2%
	Medtronic PLC	United States	190,110	18,514,813

	Health Care Providers & Services 1.4%
	CVS Health Corp.	United States	148,791	8,107,622

	Hotels, Restaurants & Leisure 2.2%
	Accor SA	France	186,049	7,984,495
	Sands China Ltd.	China	916,400	4,381,322

				12,365,817

	Independent Power & Renewable Electricity Producers 0.5%
	Vistra Energy Corp.	United States	117,933	2,670,003

	Industrial Conglomerates 1.2%
	General Electric Co.	United States	624,350	6,555,675

	Insurance 9.2%
a	Alleghany Corp.	United States	2,730	1,859,430
	American International Group Inc.	United States	177,333	9,448,302
	China Pacific Insurance Group Co. Ltd., H	China	1,523,508	5,957,793
	Chubb Ltd.	United States	49,566	7,300,576
	The Hartford Financial Services Group Inc.	United States	192,796	10,742,593
	NN Group NV	Netherlands	280,241	11,278,157
	RSA Insurance Group PLC	United Kingdom	501,149	3,670,952
	T&D Holdings Inc.	Japan	199,721	2,166,330

				52,424,133

	IT Services 1.4%
	Cognizant Technology Solutions Corp., A	United States	126,860	8,041,655

	Machinery 0.4%
	CNH Industrial NV	United Kingdom	239,035	2,450,614

	Media 5.0%
a	Charter Communications Inc., A	United States	34,286	13,549,141
a	Clear Channel Outdoor Holdings Inc.	United States	206,569	975,006
a	Cumulus Media Inc., A	United States	8,189	151,906
a	Cumulus Media Inc., B	United States	13,384	248,273

MGD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Media (continued)
a	DISH Network Corp., A	United States	139,003	$5,339,105
a,b,c	iHeartMedia Inc., A	United States	95,199	1,381,841
a,b,c	iHeartMedia Inc., B	United States	1,606	23,312
a	Liberty Global PLC, C	United Kingdom	263,900	7,001,267

				28,669,851

	Metals & Mining 0.0%†
	Warrior Met Coal Inc.	United States	3,221	84,132

	Oil, Gas & Consumable Fuels 11.9%
	Anadarko Petroleum Corp.	United States	92,025	6,493,284
	BP PLC	United Kingdom	884,587	6,162,869
	Caltex Australia Ltd.	Australia	33,324	578,947
	Canadian Natural Resources Ltd.	Canada	287,800	7,758,899
	Crescent Point Energy Corp.	Canada	670,900	2,217,978
	JXTG Holdings Inc.	Japan	897,639	4,449,066
	Kinder Morgan Inc.	United States	571,770	11,938,558
	Occidental Petroleum Corp.	United States	61,000	3,067,080
	Plains All American Pipeline LP	United States	195,500	4,760,425
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	237,549	7,753,353
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	179,410	5,861,228
	The Williams Cos. Inc.	United States	234,501	6,575,408

				67,617,095

	Pharmaceuticals 7.8%
	Eli Lilly & Co.	United States	54,384	6,025,203
	GlaxoSmithKline PLC	United Kingdom	670,728	13,429,337
	Merck & Co. Inc.	United States	83,452	6,997,450
	Novartis AG, ADR	Switzerland	199,302	18,198,266

				44,650,256

	Semiconductors & Semiconductor Equipment 0.7%
a	Renesas Electronics Corp.	Japan	791,797	3,928,876

	Software 4.2%
a	Avaya Holdings Corp., wts., 12/15/22	United States	5,179	5,179
a	Check Point Software Technologies Ltd.	Israel	85,267	9,857,718
a	Red Hat Inc.	United States	34,900	6,552,824
	Symantec Corp.	United States	334,461	7,277,871

				23,693,592

	Specialty Retail 0.7%
	Dufry AG	Switzerland	44,773	3,791,112

	Technology Hardware, Storage & Peripherals 4.2%
	Hewlett Packard Enterprise Co.	United States	376,580	5,629,871
	Samsung Electronics Co. Ltd.	South Korea	297,113	12,070,039
	Western Digital Corp.	United States	132,012	6,277,171

				23,977,081

Semiannual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Tobacco 3.1%
	Altria Group Inc.	United States	107,584	$5,094,102
	British American Tobacco PLC	United Kingdom	224,633	7,842,146
	British American Tobacco PLC, ADR	United Kingdom	83,985	2,928,557
	Imperial Brands PLC	United Kingdom	66,232	1,553,368

				17,418,173

	Total Common Stocks and Other Equity Interests (Cost $447,606,420)			523,204,980

	Preferred Stocks (Cost $12,172,905) 2.0%
	Automobiles 2.0%
d	Volkswagen AG, 3.279%, pfd.	Germany	67,454	11,366,263

			Principal Amount

	Corporate Notes 0.9%
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	$3,610,000	2,463,825
	senior note, 11.00%, 9/15/25	United States	4,065,000	2,540,625

	Total Corporate Notes (Cost $7,070,694)			5,004,450

	Corporate Bonds and Notes in Reorganization 0.1%
b,c,e	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	595	—
e	Pacific Gas & Electric Co.,
	senior bond, 3.75%, 8/15/42	United States	225,000	204,750
	senior bond, 4.45%, 4/15/42	United States	167,000	160,738
	senior bond, 4.00%, 12/01/46	United States	295,000	269,187
	senior bond, 3.95%, 12/01/47	United States	151,000	136,466

	Total Corporate Bonds and Notes in Reorganization (Cost $631,884)			771,141

			Shares

	Companies in Liquidation 0.0%†
a,b,f	Avaya Holdings Corp., Contingent Distribution	United States	1,270,000	—
a,b,f	Avaya Inc., Contingent Distribution	United States	1,668,000	—
a,b,f	iHeartCommunications Inc., Contingent Distribution	United States	9,103,035	—
a,b	NewPage Corp., Litigation Trust	United States	4,854,000	—
a,b,f	Tribune Media, Litigation Trust, Contingent Distribution	United States	57,569	—
a,f	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	5,912,263	8,869

	Total Companies in Liquidation (Cost $185,917)			8,869

	Total Investments before Short Term Investments (Cost $467,667,820)			540,355,703

MGD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount	Value
	Short Term Investments 4.6%

	U.S. Government and Agency Securities 4.6%
g	FHLB, 7/01/19	United States	$4,400,000	$4,400,000
g	U.S. Treasury Bill, 7/02/19 - 9/12/19	United States	18,000,000	17,975,601
	[h] 10/17/19 - 10/31/19	United States	4,000,000	3,974,625

	Total U.S. Government and Agency Securities (Cost $26,339,194)			26,350,226

	Total Investments (Cost $494,007,014) 99.4%			566,705,929

	Securities Sold Short (0.3)%			(1,428,525)

	Other Assets, less Liabilities 0.9%			5,009,872

	Net Assets 100.0%			$570,287,276

			Shares

i	Securities Sold Short (Proceeds $1,511,775) (0.3)%
	Common Stocks (0.3)%
	Pharmaceuticals (0.3)%
	Bristol-Myers Squibb Co.	United States	31,500	(1,428,525)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eSee Note 7 regarding credit risk and defaulted securities.

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

gThe security was issued on a discount basis with no stated coupon rate.

hA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At June 30, 2019, the aggregate value of these securities pledged amounted to $1,734,754, representing 0.3% of net assets.

iSee Note 1(d) regarding securities sold short.

Semiannual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	181	$25,897,706	9/16/19	$(80,476)
GBP/USD	Short	139	11,075,694	9/16/19	10,422

Total Futures Contracts					$(70,054)

*As of period end.

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Buy	586,727	$658,750	7/15/19	$9,246	$—
Euro	BOFA	Sell	273,866	311,079	7/15/19	—	(721)
Euro	HSBK	Buy	1,687,916	1,894,824	7/15/19	26,888	—
Euro	HSBK	Sell	38,373,289	43,092,627	7/15/19	—	(595,786)
Euro	UBSW	Buy	845,118	950,349	7/15/19	11,827	—
Euro	UBSW	Sell	1,873,932	2,116,358	7/15/19	—	(17,135)
Swiss Franc	HSBK	Buy	71,836	71,600	7/15/19	2,090	—
Swiss Franc	HSBK	Sell	86,420	87,178	7/15/19	—	(1,473)
Swiss Franc	UBSW	Sell	5,708,155	5,705,187	7/15/19	—	(150,338)
British Pound	BOFA	Buy	853,441	1,081,763	7/16/19	3,073	—
British Pound	HSBK	Buy	220,557	277,911	7/16/19	2,447	—
British Pound	SSBT	Sell	10,987,586	13,914,843	7/16/19	—	(51,843)
British Pound	UBSW	Buy	67,858	86,346	7/16/19	—	(89)
British Pound	UBSW	Buy	1,324,792	1,673,923	7/16/19	10,064	—
British Pound	UBSW	Sell	311,205	396,023	7/16/19	440	—
South Korean Won	HSBK	Sell	13,162,454,649	11,165,537	7/19/19	—	(218,237)
South Korean Won	UBSW	Sell	356,186,851	301,649	7/19/19	—	(6,406)
Australian Dollar	HSBK	Sell	711,357	495,172	8/26/19	—	(5,130)
Japanese Yen	UBSW	Sell	226,566,498	2,113,822	8/26/19	2,993	—

Total Forward Exchange Contracts						$69,068	$(1,047,158)

Net unrealized appreciation (depreciation)							$(978,090)

a May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page MGD-30.

MGD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$494,007,014

Value - Unaffiliated issuers	$566,705,929
Cash	90,379
Foreign currency, at value (cost $311,989)	312,108
Receivables:
Investment securities sold	2,603,324
Capital shares sold	62,434
Dividends and interest	1,713,820
European Union tax reclaims	322,621
Deposits with brokers for:
Securities sold short	1,605,165
Futures contracts	688,050
Unrealized appreciation on OTC forward exchange contracts	69,068
Other assets	403

Total assets	574,173,301

Liabilities:
Payables:
Investment securities purchased	138,517
Capital shares redeemed	418,662
Management fees	402,967
Distribution fees	239,462
Trustees’ fees and expenses	649
Variation margin on futures contracts	45,275
Securities sold short, at value (proceeds $1,511,775)	1,428,525
Unrealized depreciation on OTC forward exchange contracts	1,047,158
Accrued expenses and other liabilities	164,810

Total liabilities	3,886,025

Net assets, at value	$570,287,276

Net assets consist of:
Paid-in capital	$422,378,765
Total distributable earnings (loss)	147,908,511

Net assets, at value	$570,287,276

Class 1:
Net assets, at value	$3,729,349

Shares outstanding	186,084

Net asset value and maximum offering price per share	$20.04

Class 2:
Net assets, at value	$535,270,286

Shares outstanding	27,546,874

Net asset value and maximum offering price per share	$19.43

Class 4:
Net assets, at value	$31,287,641

Shares outstanding	1,579,268

Net asset value and maximum offering price per share	$19.81

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$9,364,286
Interest:
Unaffiliated issuers	931,676
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	98,044
Non-controlled affiliates (Note 3e)	19,652

Total investment income	10,413,658

Expenses:
Management fees (Note 3a)	2,468,235
Distribution fees: (Note 3c)
Class 2	661,084
Class 4	54,711
Custodian fees (Note 4)	19,358
Reports to shareholders	63,233
Professional fees	42,197
Trustees’ fees and expenses	2,390
Dividends on securities sold short	12,915
Other	12,415

Total expenses	3,336,538
Expense reductions (Note 4)	(1,671)
Expenses waived/paid by affiliates (Note 3e)	(3,346)

Net expenses	3,331,521

Net investment income	7,082,137

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,703,290
Foreign currency transactions	78,183
Forward exchange contracts	1,799,809
Futures contracts	825,508
Securities sold short	92,578

Net realized gain (loss)	5,499,368

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	64,894,263
Translation of other assets and liabilities denominated in foreign currencies	(12,639)
Forward exchange contracts	198,721
Futures contracts	(97,085)
Securities sold short	(995,825)

Net change in unrealized appreciation (depreciation)	63,987,435

Net realized and unrealized gain (loss)	69,486,803

Net increase (decrease) in net assets resulting from operations	$76,568,940

*Foreign taxes withheld on dividends	$566,017

MGD-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$7,082,137	$9,851,636
Net realized gain (loss)	5,499,368	54,878,424
Net change in unrealized appreciation (depreciation)	63,987,435	(132,139,062)

Net increase (decrease) in net assets resulting from operations	76,568,940	(67,409,002)

Distributions to shareholders:
Class 1	—	(139,418)
Class 2	—	(21,021,401)
Class 4	—	(1,188,087)

Total distributions to shareholders	—	(22,348,906)

Capital share transactions: (Note 2)
Class 1	(37,599)	642,511
Class 2	(37,165,968)	(46,304,313)
Class 4	(3,061,109)	(6,678,610)

Total capital share transactions	(40,264,676)	(52,340,412)

Net increase (decrease) in net assets	36,304,264	(142,098,320)
Net assets:
Beginning of period	533,983,012	676,081,332

End of period	$570,287,276	$533,983,012

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery VIP Fund

1.   Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2019, 44.8% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

MGD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

Semiannual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c.   Derivative Financial Instruments (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $989,688 and the aggregate value of collateral pledged for such contracts was $879,972.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

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FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

e.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined

Semiannual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

g.   Security Transactions, Investment Income, Expenses and Distributions (continued)

according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	16,009	$302,324	45,098	$915,165
Shares issued in reinvestment of distributions	—	—	6,995	139,418
Shares redeemed	(17,849)	(339,923)	(20,687)	(412,072)

Net increase (decrease)	(1,840)	$(37,599)	31,406	$642,511

Class 2 Shares:
Shares sold	385,494	$7,069,719	1,060,981	$20,521,165
Shares issued in reinvestment of distributions	—	—	1,085,816	21,021,401
Shares redeemed	(2,363,724)	(44,235,687)	(4,500,413)	(87,846,879)

Net increase (decrease)	(1,978,230)	$(37,165,968)	(2,353,616)	$(46,304,313)

MGD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	17,902	$339,554	49,992	$917,196
Shares issued in reinvestment of distributions	—	—	60,157	1,188,087
Shares redeemed	(178,614)	(3,400,663)	(438,307)	(8,783,893)

Net increase (decrease)	(160,712)	$(3,061,109)	(328,158)	$(6,678,610)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:.

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Semiannual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3.   Transactions with Affiliates (continued)

c.   Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.   Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$ —	$53,814,000	$(53,814,000)	$ —	$ —	$ —	—	$19,652

f.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2019, these purchase and sale transactions aggregated $0 and $790,777, respectively.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

MGD-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

5.   Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$494,081,707

Unrealized appreciation	$115,048,792
Unrealized depreciation	(44,900,449)

Net unrealized appreciation (depreciation)	$70,148,343

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2019, aggregated $58,116,128 and $88,995,715, respectively.

7.   Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $771,141, representing 0.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Semiannual Report	MGD-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

9. Restricted Securities (continued)

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
595	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$595	$—
95,199	iHeartMedia Inc., A	3/28/11 - 12/19/13	2,253,730	1,381,841
1,606	iHeartMedia Inc., B	3/28/11 - 12/19/13	38,020	23,312
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	10,890

	Total Restricted Securities (Value is 0.2% of Net Assets)		$2,573,974	$1,416,043

10.   Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$10,422	[a]	Variation margin on futures contracts	$80,476	[a]
	Unrealized appreciation on OTC forward exchange contracts	69,068		Unrealized depreciation on OTC forward exchange contracts	1,047,158

Totals		$79,490			$1,127,634

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$1,799,809	Forward exchange contracts	$198,721

	Futures contracts	825,508	Futures contracts	(97,085)

Totals		$2,625,317		$101,636

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $ 37,798,371. The average month end contract value of forward exchange contracts was $89,235,299.

See Note 1(c) regarding derivative financial instruments.

MGD-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$1,821,059	$—	$10,890		$1,831,949
Media	27,264,698	—	1,405,153		28,669,851
All Other Equity Investments	504,069,443	—	—		504,069,443
Corporate Notes	—	5,004,450	—		5,004,450
Corporate Bonds and Notes in Reorganization	—	771,141	—	[c]	771,141
Companies in Liquidation	—	8,869	—	[c]	8,869
Short Term Investments	21,950,226	4,400,000	—		26,350,226

Total Investments in Securities	$555,105,426	$10,184,460	$1,416,043		$566,705,929

Other Financial Instruments:
Futures Contracts	$10,422	$—	$—		$10,422
Forward Exchange Contracts	—	69,068	—		69,068

Total Other Financial Instruments	$10,422	$69,068	$—		$79,490

Semiannual Report	MGD-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

12.   Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Securities Sold Short	$1,428,525	$—	$—	$1,428,525
Futures Contracts	80,476	—	—	80,476
Forward Exchange Contracts	—	1,047,158	—	1,047,158

Total Other Financial Instruments	$1,509,001	$1 ,047,158	$—	$2,556,159

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar

UBSW	UBS AG

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Franklin Mutual Shares VIP Fund

This semiannual report for Franklin Mutual Shares VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +13.28% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in equity securities of companies the Fund’s investment manager believes are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve more risks than investing in U.S. securities, including currency exchange rates and policies, country or government specific issues, less favorable trading practices regulation and greater price volatility. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a +18.54% total return for the period under review.1

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter. However, the bloc’s annual inflation rate decreased during the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve

Top 10 Sectors/Industries
6/30/19

% of Total Net Assets
Banks	10.6%
Oil, Gas & Consumable Fuels	9.9%
Insurance	8.1%
Pharmaceuticals	6.9%
Media	6.7%
Health Care Equipment & Supplies	3.8%
Technology Hardware, Storage & Peripherals	3.5%
Entertainment	2.8%
Tobacco	2.6%
Software	2.6%

financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

2. Source: U.S. Bureau of Labor Statistics.

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The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Franklin Mutual Series has long analyzed companies in many ways beyond just looking at the numbers. We analyze the way a company is run and how decisions are made at the executive and board levels. We look at the sustainability of a company, including the relationships with employees and customers, as well as the environmental impacts of a company’s business. In many ways this is common sense. A company that takes advantage of customers and unsustainably produces environmental waste is worth less than one that does not do these things. Similarly, a company that is well-run and responsive to shareholders is worth more than one whose executives manage the company for their private benefit. However, disclosure has been limited on many relevant issues, and there are disagreements about which things should be measured and how they should be measured.

This type of analysis is labeled ESG analysis, where ESG stands for environmental, social, and governance factors. Many firms, including Franklin Templeton, are incorporating ESG factors in their investment research. In addition, there are other bodies such as the Sustainable Accounting Standards Board that are working on standardizing metrics for companies and industries to improve their reporting on these factors, particularly in the environmental and social areas. As a result, ESG analysis is improving across the market, and Franklin Mutual Series analysts are better able to analyze non-traditional factors, including greenhouse gas emissions, water consumption, energy usage, talent management, diversity and inclusion, executive compensation, and enterprise risk management, to name a few. ESG investing should not be confused with social or exclusionary types of investing, but should rather be viewed as an additional tool analysts and portfolio managers use in the investment process to identify and measure non-traditional, potential business risks and opportunities at a company.

Today, Franklin Mutual Series analysts review and analyze ESG reports produced by third parties or the companies themselves to assess potential risks that could have an impact on shareholder value. In addition, we have discussions with management teams around ESG risks, how they deal with them and the potential impact on stakeholders. Our discussions have included issues such as water consumption in mining, the impact of changing carbon dioxide emission standards on the automotive industry and discussions with boards and management teams around management pay. Although more work needs to be done to standardize data from companies within industries so that comparisons can be relevant, the identification and discussion of ESG risk factors is an input we consider in helping frame the potential negative events individual companies or industries may face. In our view, solid ESG ratings are an output of fundamentally good business practices, not an input. As the data and information regarding ESG risk factors continue to evolve, we believe the increased information will highlight additional risk factors to enterprises and help us make more informed investment decisions going forward.

Mergers and Acquisitions

Merger and acquisition (M&A) activity remained healthy in the first half of 2019. The health care sector led the way, with pharmaceuticals megamergers among the biggest transactions. The pending acquisitions of Celgene and Allergan (not a Fund holding), each worth almost $90 billion, exemplify this strength. Large deals have also been announced in the defense, oil and gas exploration and production, and diversified financial services industries, underlying the broad strength of the M&A boom. In addition, U.S. and foreign regulators appear to be more amenable to deals, leading markets to expect fewer regulatory surprises. We are closely monitoring the U.S.-China trade conflict, because flare-ups could potentially impact pending and future deals. We expect M&A activity to remain strong for as long as the equity markets remain strong, as has been the historical pattern.

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Credit Markets

Opportunities to invest in mispriced risk across global fixed income markets remained limited in the first half of 2019. The low interest-rate environment kept credit widely available, and default rates are still at historically low levels. Debt covenant terms, which include restrictions on the borrower’s financial activities, remain loose or nonexistent. In such an environment, we believe it is prudent to focus our efforts on investing in short-term mispriced risk and catalyst-driven credit opportunities.

On the restructuring side, Cumulus Media and iHeartMedia, two long-term distressed credit positions, emerged from bankruptcy or had reached a confirmable restructuring agreement in 2018, reducing further the purely distressed portion of the credit holdings within the Funds. PG&E, which recently filed for bankruptcy, became a new distressed credit position. Furthermore, Windstream Services became a new distressed credit position after parent company Windstream Holdings and its subsidiaries filed for bankruptcy. We are hopeful more opportunities may emerge as the business and economic cycles elongate amid persistent uncertainties. We will continue to seek to invest across the capital structures of companies that avail themselves of opportunities to bolster liquidity through internally generated free cash flow and corporate actions, including asset sales and debt refinancing.

Fund Performance

Turning to Fund performance, top positive contributors included Charter Communications, American International Group and Walt Disney.

In late January, U.S.-based Charter Communications, a telecommunications and mass media company, reported quarterly earnings, revenues and free cash flow that topped market expectations. Charter also estimated that 2019 capital spending and operating costs per customer could likely be lower than 2018, providing a boost to operating margins. In our view, Charter’s integration plan following the 2016 acquisition of Time Warner Cable is starting to produce positive results.

Shares of American International Group (AIG), a U.S.-based insurer, rose following its fiscal first-quarter 2019 earnings release in May, which indicated a stabilization in its business. AIG has been repositioning itself to focus on writing more profitable business and reducing its overall risk exposure. As a result, the insurer expects to report an underwriting profit for its full fiscal year.

Top 10 Holdings
6/30/19

Company Sector/Industry, Country	% of Total Net Assets
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.8%
The Walt Disney Co. Entertainment, U.S.	2.8%
Novartis AG Pharmaceuticals, Switzerland	2.6%
Charter Communications Inc. Media, U.S.	2.6%
JPMorgan Chase & Co. Banks, U.S.	2.4%
American International Group Inc. Insurance, U.S.	2.3%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.0%
Alleghany Corp. Insurance, U.S.	1.9%
Citigroup Inc. Banks, U.S.	1.9%
Wells Fargo & Co. Banks, U.S.	1.8%

The stock of U.S.-based diversified international family entertainment and media enterprise Walt Disney surged following an investor event outlining the strategy and expectations for its new streaming service. The breadth and depth of content, the price point, and the technology and user interface supporting it have increased optimism about the service. Market expectations for the service’s growth and profitability rose significantly on the back of this event.

During the period under review, Fund investments that detracted from performance included Kroger, Walgreens Boots Alliance and CVS Health.

U.S.-based grocery retailer Kroger reported weaker-than-expected quarterly revenues and earnings per share (EPS), and its 2019 EPS guidance was below the consensus estimate. Investments, stronger growth in its lower-margin specialty pharmacy business and the opening of a new warehouse caused a decline in Kroger’s gross margin. In our view, the immediate stock price decline was an over-reaction, but earnings announcements can be high volatility events, as a small change in the margin has a significant effect on earnings.

Shares of U.S.-based Walgreens Boots Alliance did not keep up with the market rebound in January and February. In

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March, the stock price fell when the chief financial officer cited negative industry trends in drug prices and pharmacy benefit manager (PBM) reimbursement rates, as well as the company’s limited success offsetting those challenges by increasing its volume of drug sales or renegotiating with PBMs. These pressures and weakness in both its U.S. and U.K. stores resulted in a cut to full-year guidance in April. However, Walgreens is reducing costs throughout the enterprise, and within the front end of the store, it is attempting to reduce exposure to lower margin categories, which we believe can help boost growth and profitability over the longer term.

In January, the chief executive officer of U.S.-based CVS Health, an integrated pharmacy health care provider, highlighted probable headwinds for 2019, and in February the company detailed the financial drag from those headwinds. Possible negative factors included: higher costs from increased investments in its workforce, which could have a year-over-year drag on earnings through the first half of 2019; greater price competition in nursing care; and lower-than-expected branded drug price increases.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance because of the appreciation of the U.S. dollar versus the hedged currencies.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,132.80	$5.55	$1,019.59	$5.26	1.05%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.71		$20.71	$20.40	$19.48	$22.91	$21.92

Income from investment operations[a]:

Net investment income[b]	0.23		0.36	0.49	0.50	0.44	0.62 [c]

Net realized and unrealized gains (losses)	2.16		(2.04)	1.22	2.56	(1.54)	1.01

Total from investment operations	2.39		(1.68)	1.71	3.06	(1.10)	1.63

Less distributions from:

Net investment income	—		(0.55)	(0.53)	(0.46)	(0.77)	(0.52)

Net realized gains	—		(0.77)	(0.87)	(1.68)	(1.56)	(0.12)

Total distributions	—		(1.32)	(1.40)	(2.14)	(2.33)	(0.64)

Net asset value, end of period	$20.10		$17.71	$20.71	$20.40	$19.48	$22.91

Total return[d]	13.50%		(8.86)%	8.64%	16.35%	(4.69)%	7.38%

Ratios to average net assets[e]

Expenses[f,g]	0.70%	[h]	0.71% [h]	0.72% [h]	0.72% [h]	0.73% [h]	0.73%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.02%	0.03%

Net investment income	2.39%		1.77%	2.34%	2.57%	2.00%	2.83% [c]

Supplemental data

Net assets, end of period (000’s)	$304,684		$537,324	$653,700	$610,395	$643,438	$656,463

Portfolio turnover rate	20.04%		24.67%	18.32%	24.45%	19.88%	21.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.40		$20.36	$20.08	$19.20	$22.60	$21.63

Income from investment operations[a]:

Net investment income[b]	0.20		0.31	0.43	0.45	0.38	0.58 [c]

Net realized and unrealized gains (losses)	2.12		(2.00)	1.20	2.52	(1.51)	0.97

Total from investment operations	2.32		(1.69)	1.63	2.97	(1.13)	1.55

Less distributions from:

Net investment income	—		(0.50)	(0.48)	(0.41)	(0.71)	(0.46)

Net realized gains	—		(0.77)	(0.87)	(1.68)	(1.56)	(0.12)

Total distributions	—		(1.27)	(1.35)	(2.09)	(2.27)	(0.58)

Net asset value, end of period	$19.72		$17.40	$20.36	$20.08	$19.20	$22.60

Total return[d]	13.33%		(9.07)%	8.35%	16.06%	(4.94)%	7.12%

Ratios to average net assets[e]

Expenses[f,g]	0.95%	[h]	0.96% [h]	0.97% [h]	0.97% [h]	0.98% [h]	0.98%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.02%	0.03%

Net investment income	2.14%		1.52%	2.09%	2.32%	1.75%	2.58%[c]

Supplemental data

Net assets, end of period (000’s)	$2,863,648		$2,516,834	$3,476,913	$3,621,358	$3,353,505	$4,218,342

Portfolio turnover rate	20.04%		24.67%	18.32%	24.45%	19.88%	21.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.55		$20.53	$20.23	$19.32	$22.72	$21.74

Income from investment operations[a]:

Net investment income[b]	0.19		0.29	0.41	0.44	0.36	0.57 [c]

Net realized and unrealized gains (losses)	2.14		(2.02)	1.21	2.53	(1.52)	0.96

Total from investment operations	2.33		(1.73)	1.62	2.97	(1.16)	1.53

Less distributions from:

Net investment income	—		(0.48)	(0.45)	(0.38)	(0.68)	(0.43)

Net realized gains	—		(0.77)	(0.87)	(1.68)	(1.56)	(0.12)

Total distributions	—		(1.25)	(1.32)	(2.06)	(2.24)	(0.55)

Net asset value, end of period	$19.88		$17.55	$20.53	$20.23	$19.32	$22.72

Total return[d]	13.28%		(9.16)%	8.25%	15.94%	(5.05)%	7.04%

Ratios to average net assets[e]

Expenses[f,g]	1.05%	[h]	1.06% [h]	1.07% [h]	1.07% [h]	1.08% [h]	1.08%

Expenses incurred in connection with securities sold short	0.01%		0.01%	—%	0.01%	0.02%	0.03%

Net investment income	2.04%		1.42%	1.99%	2.22%	1.65%	2.48%[c]

Supplemental data

Net assets, end of period (000’s)	$116,018		$105,047	$122,942	$122,476	$130,978	$158,020

Portfolio turnover rate	20.04%		24.67%	18.32%	24.45%	19.88%	21.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.23 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

MS-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Mutual Shares VIP Fund
		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests 89.5%
	Aerospace & Defense 1.9%
	BAE Systems PLC	United Kingdom	4,569,485	$28,748,147
	Huntington Ingalls Industries Inc.	United States	143,247	32,193,331

				60,941,478

	Auto Components 0.1%
	The Goodyear Tire & Rubber Co.	United States	314,543	4,812,508
a,b,c	International Automotive Components Group Brazil LLC	Brazil	1,730,515	44,436

				4,856,944

	Automobiles 1.3%
	General Motors Co.	United States	1,118,830	43,108,520

	Banks 10.6%
	Barclays PLC	United Kingdom	9,360,305	17,806,904
	Cadence Bancorp	United States	447,646	9,311,037
	CIT Group Inc.	United States	705,826	37,084,098
	Citigroup Inc.	United States	876,719	61,396,632
	Citizens Financial Group Inc.	United States	1,649,366	58,321,582
	Independent Bank Group Inc.	United States	133,712	7,348,811
	JPMorgan Chase & Co.	United States	712,520	79,659,736
	Synovus Financial Corp.	United States	451,377	15,798,195
	Wells Fargo & Co.	United States	1,265,060	59,862,639

				346,589,634

	Biotechnology 1.1%
a	Celgene Corp.	United States	401,188	37,085,819

	Building Products 1.5%
	Johnson Controls International PLC	United States	1,171,600	48,398,796

	Chemicals 0.0%†
a,b,d	Dow Corning Corp., Contingent Distribution	United States	100,000	53,346

	Communications Equipment 1.0%
	Cisco Systems Inc.	United States	611,364	33,459,952

	Construction & Engineering 0.6%
	Fluor Corp.	United States	584,682	19,697,937

	Consumer Finance 1.6%
	Ally Financial Inc.	United States	268,286	8,314,183
	Capital One Financial Corp.	United States	492,885	44,724,385

				53,038,568

	Containers & Packaging 1.5%
	International Paper Co.	United States	924,175	40,035,261
	WestRock Co.	United States	283,171	10,327,246

				50,362,507

	Diversified Financial Services 1.4%
	Voya Financial Inc.	United States	831,410	45,976,973

	Diversified Telecommunication Services 0.7%
	Koninklijke KPN NV	Netherlands	7,402,182	22,720,961

Semiannual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Electrical Equipment 1.6%
a	Sensata Technologies Holding PLC	United States	1,069,230	$52,392,270

	Electronic Equipment, Instruments & Components 0.5%
	Corning Inc.	United States	493,869	16,411,267

	Energy Equipment & Services 1.3%
	Baker Hughes a GE Co., A	United States	1,412,585	34,791,968
a	McDermott International Inc.	United States	699,157	6,753,857

				41,545,825

	Entertainment 2.8%
	The Walt Disney Co.	United States	665,400	92,916,456

	Equity Real Estate Investment Trusts (REITs) 1.4%
	Alexander’s Inc.	United States	36,970	13,689,991
	Vornado Realty Trust	United States	499,096	31,992,054

				45,682,045

	Food & Staples Retailing 2.2%
	The Kroger Co.	United States	1,835,560	39,850,007
	Walgreens Boots Alliance Inc.	United States	600,658	32,837,973

				72,687,980

	Food Products 1.6%
	Archer-Daniels-Midland Co.	United States	412,167	16,816,414
	The Kraft Heinz Co.	United States	1,105,600	34,317,824

				51,134,238

	Health Care Equipment & Supplies 3.8%
	Medtronic PLC	United States	1,278,912	124,553,240

	Health Care Providers & Services 1.2%
	CVS Health Corp.	United States	739,861	40,315,026

	Household Durables 2.5%
	Lennar Corp., A	United States	567,800	27,515,588
	Newell Brands Inc.	United States	2,363,717	36,448,516
	Toll Brothers Inc.	United States	486,000	17,797,320

				81,761,424

	Household Products 0.5%
	Energizer Holdings Inc.	United States	458,300	17,708,712

	Independent Power & Renewable Electricity Producers 0.6%
	Vistra Energy Corp.	United States	805,295	18,231,879

	Industrial Conglomerates 1.1%
	General Electric Co.	United States	3,334,300	35,010,150

	Insurance 8.1%
a	Alleghany Corp.	United States	92,388	62,933,350
	American International Group Inc.	United States	1,385,096	73,797,915
a	Brighthouse Financial Inc.	United States	190,912	7,004,561
	Chubb Ltd.	United States	264,699	38,987,516

MS-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Insurance (continued)
	The Hartford Financial Services Group Inc.	United States	914,578	$50,960,286
	MetLife Inc.	United States	680,203	33,785,683

				267,469,311

	IT Services 1.6%
	Cognizant Technology Solutions Corp., A	United States	816,570	51,762,372

	Machinery 0.8%
	CNH Industrial NV	United Kingdom	663,594	6,803,241
	CNH Industrial NV, special voting	United Kingdom	1,844,814	18,913,243

				25,716,484

	Media 6.7%
a	Charter Communications Inc., A	United States	213,013	84,178,477
a	Clear Channel Outdoor Holdings Inc.	United States	1,644,649	7,762,743
	Comcast Corp., A	United States	1,246,900	52,718,932
a	Cumulus Media Inc., A	United States	51,866	962,114
a	Cumulus Media Inc., B	United States	84,765	1,572,391
a	Discovery Inc., C	United States	1,137,473	32,361,107
a	DISH Network Corp., A	United States	725,783	27,877,325
a,b,c	iHeartMedia Inc., A	United States	757,945	11,001,789
a,b,c	iHeartMedia Inc., B	United States	12,783	185,549

				218,620,427

	Metals & Mining 0.0%†
	Warrior Met Coal Inc.	United States	21,563	563,226

	Oil, Gas & Consumable Fuels 9.9%
	Anadarko Petroleum Corp.	United States	783,170	55,260,475
	BP PLC	United Kingdom	3,608,739	25,141,888
	Kinder Morgan Inc.	United States	2,817,440	58,828,147
	Marathon Oil Corp.	United States	2,720,801	38,662,582
	Occidental Petroleum Corp.	United States	300,300	15,099,084
	Plains All American Pipeline LP	United States	976,100	23,768,035
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,247,949	40,731,763
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	735,364	24,023,947
	The Williams Cos. Inc.	United States	1,573,698	44,126,492

				325,642,413

	Pharmaceuticals 6.9%
	Eli Lilly & Co.	United States	381,286	42,242,676
	GlaxoSmithKline PLC	United Kingdom	2,872,766	57,518,610
	Merck & Co. Inc.	United States	510,912	42,839,971
	Novartis AG, ADR	Switzerland	932,181	85,117,447

				227,718,704

Semiannual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Units/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Software 2.6%
a	Avaya Holdings Corp., wts., 12/15/22	United States	91,551	$91,551
a	Red Hat Inc.	United States	187,800	35,261,328
	Symantec Corp.	United States	2,301,161	50,073,263

				85,426,142

	Specialty Retail 0.2%
a,b	TRU Kids Parent LLC	United States	2,039	7,444,425

	Technology Hardware, Storage & Peripherals 3.5%
	Hewlett Packard Enterprise Co.	United States	1,835,967	27,447,707
	Samsung Electronics Co. Ltd.	South Korea	1,351,118	54,888,366
a,b	Wayne Services Legacy Inc.	United States	2,040	713,354
	Western Digital Corp.	United States	672,700	31,986,885

				115,036,312

	Textiles, Apparel & Luxury Goods 1.1%
	PVH Corp.	United States	371,600	35,168,224

	Tobacco 2.6%
	Altria Group Inc.	United States	561,788	26,600,662
	British American Tobacco PLC	United Kingdom	1,124,087	39,242,916
	British American Tobacco PLC, ADR	United Kingdom	328,733	11,462,920
	Imperial Brands PLC	United Kingdom	415,920	9,754,753

				87,061,251

	Wireless Telecommunication Services 1.1%
a	T-Mobile U.S. Inc.	United States	475,280	35,237,259

	Total Common Stocks and Other Equity Interests (Cost $2,280,498,565)			2,939,508,497

			Principal Amount

	Corporate Notes and Senior Floating Rate Interests 3.8%
e	Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	$18,444,000	16,092,390
	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	22,633,000	15,447,022
	senior note, 11.00%, 9/15/25	United States	25,535,000	15,959,375
	[e] senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	6,148,000	6,409,290
e	McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	United States	9,797,000	9,184,687
f	Veritas U.S. Inc.,
	Term Loan B1, 6.902%, (1-month USD LIBOR + 4.50%), 1/27/23	United States	14,529,546	13,221,887
	Term Loan B1, 6.83%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	2,883,961	2,624,405
e	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	2,856,000	2,684,640
	senior note, 144A, 10.50%, 2/01/24	United States	23,445,000	20,162,700

MS-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Principal Amount	Value

	Corporate Notes and Senior Floating Rate Interests (continued)
f,g	Windstream Services LLC,
	[h] Revolving Commitment, 8.50%, (Prime + 3.00%), 4/24/20	United States	$17,758,664	$17,855,805
	[i] Term Loan B6, TBD, 3/30/21	United States	3,575,000	3,686,719

	Total Corporate Notes and Senior Floating Rate Interests (Cost $138,839,979)			123,328,920

	Corporate Bonds and Notes in Reorganization 0.1%
b,c,j	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,754	—
j	Pacific Gas & Electric Co.,
	senior bond, 4.45%, 4/15/42	United States	991,000	953,837
	senior bond, 3.75%, 8/15/42	United States	1,549,000	1,409,590
	senior bond, 4.00%, 12/01/46	United States	1,755,000	1,601,437
	senior bond, 3.95%, 12/01/47	United States	822,000	742,883

	Total Corporate Bonds and Notes in Reorganization (Cost $3,873,477)			4,707,747

			Shares

	Companies in Liquidation 0.0%†
a,b,d	Avaya Holdings Corp., Contingent Distribution	United States	30,319,000	—
a,b,d	Avaya Inc., Contingent Distribution	United States	34,518,267	—
a,b,d	Clear Channel Communications Inc., Contingent Distribution	United States	26,449,000	—
a,b,d	iHeartCommunications Inc., Contingent Distribution	United States	45,914,872	—
a,b,d	Tribune Media, Litigation Trust, Contingent Distribution	United States	398,509	—
a,d	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	90,618,406	135,928

	Total Companies in Liquidation (Cost $2,836,069)			135,928

	Total Investments before Short Term Investments (Cost $2,426,048,090)			3,067,681,092

			Principal Amount

	Short Term Investments 5.6%

	U.S. Government and Agency Securities 5.6%
k	FHLB, 7/01/19	United States	$47,300,000	47,300,000
k	U.S. Treasury Bill,
	7/02/19 - 9/05/19	United States	111,300,000	111,072,182
	[l] 9/12/19 - 10/31/19	United States	25,000,000	24,862,728

	Total U.S. Government and Agency Securities (Cost $183,158,534)			183,234,910

	Total Investments (Cost $2,609,206,624) 99.0%			3,250,916,002

	Securities Sold Short (0.3)%			(8,471,380)

	Other Assets, less Liabilities 1.3%			41,905,290

	Net Assets 100.0%			$3,284,349,912

Semiannual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value

m	Securities Sold Short (Proceeds $8,965,066) (0.3)%
	Common Stocks (0.3)%
	Pharmaceuticals (0.3)%
	Bristol-Myers Squibb Co.	United States	186,800	$(8,471,380)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 8 regarding restricted securities.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

Shares represent total underlying principal of debt securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $54,533,707, representing 1.7% of net assets.

fSee Note 1(g) regarding senior floating rate interests.

gA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

hSee Note 9 regarding unfunded loan commitments.

iA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

jSee Note 7 regarding credit risk and defaulted securities.

kThe security was issued on a discount basis with no stated coupon rate.

lA portion or all of the security has been segregated as collateral for securities sold short and open forward exchange contracts. At June 30, 2019, the aggregate value of these securities pledged amounted to $5,380,364, representing 0.2% of net assets.

mSee Note 1(e) regarding securities sold short.

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	229	$32,765,606	9/16/19	$(109,142)
GBP/USD	Short	765	60,956,157	9/16/19	56,407

Total Futures Contracts					$ (52,735)

* As of period end.

MS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Sell	587,466	$ 667,291	7/15/19	$ —	$ (1,546)
Euro	HSBK	Sell	21,658,181	24,323,489	7/15/19	—	(334,589)
British Pound	BOFA	Buy	157,956	200,354	7/16/19	430	—
British Pound	BOFA	Sell	63,991	81,600	7/16/19	258	—
British Pound	HSBK	Buy	187,200	237,914	7/16/19	42	—
British Pound	HSBK	Sell	178,615	227,578	7/16/19	534	—
British Pound	SSBT	Sell	17,334,745	21,952,981	7/16/19	—	(81,792)
South Korean Won	HSBK	Sell	31,925,416,946	27,095,037	7/19/19	—	(516,206)
South Korean Won	UBSW	Sell	29,550,452,054	25,025,789	7/19/19	—	(531,425)

Total Forward Exchange Contracts						$ 1,264	$ (1,465,558)

Net unrealized appreciation (depreciation)							$ (1,464,294)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page MS-32.

The accompanying notes are an integral part of these financial statements.	Semiannual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,609,206,624

Value - Unaffiliated issuers	$3,250,916,002
Cash	830,663
Foreign currency, at value (cost $1,718,543)	1,720,665
Receivables:
Investment securities sold	25,916,323
Capital shares sold	6,955,157
Dividends and interest	8,765,960
European Union tax reclaims	1,574,871
Deposits with brokers for:
Securities sold short	8,730,761
Futures contracts	2,184,290
Unrealized appreciation on OTC forward exchange contracts	1,264
Unrealized appreciation on unfunded loan commitments (Note 9)	8,701
Other assets	2,382

Total assets.	3,307,607,039

Liabilities:
Payables:
Investment securities purchased	8,418,647
Capital shares redeemed	1,204,757
Management fees	1,783,043
Distribution fees	1,259,915
Trustees’ fees and expenses	3,364
Variation margin on futures contracts	215,612
Securities sold short, at value (proceeds $8,965,066)	8,471,380
Unrealized depreciation on OTC forward exchange contracts	1,465,558
Accrued expenses and other liabilities	434,851

Total liabilities	23,257,127

Net assets, at value	$3,284,349,912

Net assets consist of:
Paid-in capital	$2,200,881,043
Total distributable earnings (loss)	1,083,468,869

Net assets, at value	$3,284,349,912

Class 1:
Net assets, at value	$304,683,946

Shares outstanding	15,161,453

Net asset value and maximum offering price per share	$20.10

Class 2:
Net assets, at value	$2,863,648,283

Shares outstanding	145,232,742

Net asset value and maximum offering price per share	$19.72

Class 4:
Net assets, at value	$116,017,683

Shares outstanding	5,836,603

Net asset value and maximum offering price per share	$19.88

MS-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Mutual Shares VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$40,366,610
Interest:
Unaffiliated issuers	11,635,806
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	255,136
Non-controlled affiliates (Note 3e)	41,390

Total investment income	52,298,942

Expenses:
Management fees (Note 3a)	11,401,780
Distribution fees: (Note 3c)
Class 2	3,482,244
Class 4	199,138
Custodian fees (Note 4)	45,773
Reports to shareholders	213,878
Professional fees	44,144
Trustees’ fees and expenses	13,682
Dividends and interest on securities sold short	111,132
Other	38,041

Total expenses	15,549,812
Expense reductions (Note 4)	(8,338)
Expenses waived/paid by affiliates (Note 3e)	(7,025)

Net expenses	15,534,449

Net investment income	36,764,493

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	46,873,629
Realized gain distributions from REITs	74,381
Foreign currency transactions	421,427
Forward exchange contracts	3,892,295
Futures contracts	1,483,344
Securities sold short	(3,542,060)

Net realized gain (loss)	49,203,016

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	339,610,302
Translation of other assets and liabilities denominated in foreign currencies	(71,322)
Forward exchange contracts	(513,176)
Futures contracts	(216,727)
Securities sold short	(6,441,444)

Net change in unrealized appreciation (depreciation)	332,367,633

Net realized and unrealized gain (loss)	381,570,649

Net increase (decrease) in net assets resulting from operations	$418,335,142

*Foreign taxes withheld on dividends	$956,323

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$36,764,493	$60,982,102
Net realized gain (loss)	49,203,016	308,792,402
Net change in unrealized appreciation (depreciation)	332,367,633	(689,920,400)

Net increase (decrease) in net assets resulting from operations	418,335,142	(320,145,896)

Distributions to shareholders:
Class 1	—	(37,929,843)
Class 2	—	(194,310,469)
Class 4	—	(7,177,027)

Total distributions to shareholders	—	(239,417,339)

Capital share transactions: (Note 2)
Class 1	(306,195,412)	(27,996,947)
Class 2	15,995,262	(506,425,142)
Class 4	(2,989,597)	(365,846)

Total capital share transactions	(293,189,747)	(534,787,935)

Net increase (decrease) in net assets	125,145,395	(1,094,351,170)
Net assets:
Beginning of period	3,159,204,517	4,253,555,687

End of period	$3,284,349,912	$3,159,204,517

MS-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Shares VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Semiannual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to

MS-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $1,463,436 and the aggregate value of collateral pledged for such contracts was $1,213,907.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

e.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any

Semiannual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

e.  Securities Sold Short (continued)

dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

g.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

h.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on

MS-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	403,550	$7,789,101	1,228,202	$23,646,682
Shares issued in reinvestment of distributions	—	—	1,881,441	37,929,843
Shares redeemed	(15,582,604)	(313,984,513)	(4,336,171)	(89,573,472)

Net increase (decrease)	(15,179,054)	$(306,195,412)	(1,226,528)	$(27,996,947)

Class 2 Shares:
Shares sold	18,294,534	$353,687,491	14,955,793	$302,887,079
Shares issued in reinvestment of distributions	—	—	9,803,757	194,310,469
Shares redeemed	(17,700,611)	(337,692,229)	(50,860,562)	(1,003,622,690)

Net increase (decrease)	593,923	$15,995,262	(26,101,012)	$(506,425,142)

Class 4 Shares:
Shares sold	378,174	$7,137,753	743,333	$14,855,135
Shares issued in reinvestment of distributions	—	—	358,852	7,177,027
Shares redeemed	(526,970)	(10,127,350)	(1,104,232)	(22,398,008)

Net increase (decrease)	(148,796)	$(2,989,597)	(2,047)	$(365,846)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

MS-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$ —	$90,240,000	$(90,240,000)	$ —	$ —	$ —	—	$41,390

Semiannual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,623,509,388

Unrealized appreciation	$789,047,411
Unrealized depreciation	(171,626,751)

Net unrealized appreciation (depreciation)	$617,420,660

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2019, aggregated $617,730,214 and $707,904,303, respectively.

7.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2019, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $4,707,747, representing 0.2% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

MS-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
1,754	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$1,754	$—
757,945	iHeartMedia Inc., A	1/03/11 - 12/19/13	17,769,776	11,001,789
12,783	iHeartMedia Inc., B	1/03/11 - 12/19/13	298,947	185,549
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	44,436

	Total Restricted Securities (Value is 0.3% of Net Assets)		$19,219,718	$11,231,774

9.  Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

At June 30, 2019, unfunded commitments were as follows:

Borrower	Unfunded Commitment

Windstream Services LLC, Revolving Commitment	$53,481

10.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$56,407[a]	Variation margin on futures contracts	$109,142[a]

	Unrealized appreciation on OTC forward exchange contracts	1,264	Unrealized depreciation on OTC forward exchange contracts	1,465,558

Totals		$57,671		$1,574,700

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Semiannual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

10.  Other Derivative Information (continued)

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$3,892,295	Forward exchange contracts	$(513,176)

	Futures contracts	1,483,344	Futures contracts	(216,727)

Totals		$5,375,639		$(729,903)

For the period ended June 30, 2019, the average month end notional amount of futures contracts represented $105,304,246. The average month end contract value of forward exchange contracts was $117,526,716.

See Note 1(d) regarding derivative financial instruments.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

MS-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Auto Components	$4,812,508	$—	$44,436		$4,856,944
Chemicals	—	—	53,346		53,346
Machinery	6,803,241	18,913,243	—		25,716,484
Media	207,433,089	—	11,187,338		218,620,427
Specialty Retail	—	—	7,444,425		7,444,425
Technology Hardware, Storage & Peripherals	114,322,958	—	713,354		115,036,312
All Other Equity Investments	2,567,780,559	—	—		2,567,780,559
Corporate Notes and Senior Floating Rate Interests	—	123,328,920	—		123,328,920
Corporate Bonds and Notes in Reorganization	—	4,707,747	—	[c]	4,707,747
Companies in Liquidation	—	135,928	—	[c]	135,928
Short Term Investments	135,934,910	47,300,000	—		183,234,910

Total Investments in Securities	$3,037,087,265	$194,385,838	$19,442,899		$3,250,916,002

Other Financial Instruments:
Futures Contracts	$56,407	$—	$—		$56,407
Forward Exchange Contracts	—	1,264	—		1,264
Unfunded Loan Commitments	—	8,701	—		8,701

Total Other Financial Instruments	$56,407	$9,965	$—		$66,372

Liabilities:
Other Financial Instruments:
Securities Sold Short	$8,471,380	$—	$—		$8,471,380
Futures Contracts	109,142	—	—		109,142
Forward Exchange Contracts	—	1,465,558	—		1,465,558

Total Other Financial Instruments	$8,580,522	$1,465,558	$—		$10,046,080

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

HSBK	HSBC Bank PLC	GBP	British Pound	FHLB	Federal Home Loan Bank

SSBT	State Street Bank and Trust Co., N.A.	USD	United States Dollar	LIBOR	London InterBank Offered Rate

UBSW	UBS AG

MS-32	Semiannual Report

Franklin Rising Dividends VIP Fund

This semiannual report for Franklin Rising Dividends VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +20.29% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) posted a +18.54% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The U.S. Federal Reserve (Fed) held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated in 2019’s first four months by easing trade tensions and optimism about a potential U.S.-China trade deal. Furthermore, markets benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the S&P 500, rallied in 2019’s first four months, reaching a new all-time high in April 2019. After declining in May due to escalating trade tensions, stocks reached another all-time high in June amid investor optimism about potential interest-rate cuts. Overall, the S&P 500 posted a +18.54% total return for the six-month period.1

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the six-month period ended June 30, 2019, some holdings that contributed to absolute performance included Roper Technologies, Erie Indemnity and Air Products and Chemicals.

Roper Technologies, a diversified industrial company, enjoyed solid stock price performance during the period as the company continued to post strong revenue and earnings growth, as well as robust cash flow generation. Roper expects to continue achieving strong operating results in 2019, with moderate organic revenue growth and continued strong profitability. The company has increased its dividend for 26 consecutive years.

Erie Indemnity, a property-casualty insurer, contributed to relative performance based on steady earnings growth and margin expansion in recent quarters. Rate growth led to an increase in Erie’s premium growth during the recent period. The company has increased its dividend for 39 consecutive years.

Industrial gases company Air Products and Chemicals supported relative returns following a solid quarterly earnings report and what we considered promising guidance. We believe the overall fundamentals for the industrial gases industry remains robust. The industry has consolidated, competitive pressures remain stable, pricing power has improved and project backlogs look to be increasing. Moreover, we believe Air Products has what we consider a significant long-term opportunity in gasification projects. The company has increased its dividend for 36 consecutive years.

Conversely, some holdings that detracted from absolute performance included Albemarle, Occidental Petroleum and Medtronic.

Shares of Albemarle, a specialty chemicals producer, declined despite ongoing strong fundamental performance. Investor concerns about the possibility of lithium oversupply and pricing implications continued to weigh on the industry despite the company’s outlook for balanced supply and demand. Albemarle’s long-term contracts and low-cost position could provide insulation from spot price fluctuations,

Portfolio Composition

Based on Total Net Assets as of 6/30/19

in our view. The company has increased its dividend for 25 consecutive years.

Oil and gas producer Occidental Petroleum announced a $38 billion acquisition of oil and gas exploration and production firm Anadarko Petroleum. We believe the transaction will give Occidental Petroleum a greater presence in the U.S. shale producing Permian Basin and allow it to cut costs, but investor concerns about the

Semiannual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

financing needed to complete the deal weighed on Occidental’s share price. The company has increased its dividend for 16 consecutive years.

Shares of Medtronic, a developer of medical products, was a relative detractor during the period, despite reporting strong financial results in recent quarters. We believe that Medtronic is positioned well going forward, based on good organic growth prospects driven by a strong pipeline, as well as improving margins and cash flow generation. The stock also trades at an undemanding valuation relative to the opportunity, in our view. The company has increased its dividend for 41 years.

During the period, the Fund initiated a new position in Norfolk Southern, a freight railroad (17 consecutive years of dividend increases). We added to existing positions including The Boeing Company, an aerospace company (eight consecutive years of dividend increases); Raytheon, a defense contractor and weapons, military and commercial electronics manufacturer (15 consecutive years of dividend increases); and Honeywell International, a diversified industrial company (nine consecutive years of dividend increases)

We did not liquidate any positions during the period. We also reduced several holdings including ABM Industries, Aflac and the aforementioned Roper Technologies.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
6/30/19

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Software & Services	6.4%
Roper Technologies Inc. Industrial Conglomerates	5.9%
Linde PLC (United Kingdom) Materials	3.9%
Honeywell International Inc. Industrial Conglomerates	3.9%
Stryker Corp. Health Care Equipment & Services	3.8%
Accenture PLC Software & Services	3.4%
Becton, Dickinson and Co. Health Care Equipment & Services	3.4%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	3.4%
Analog Devices Inc. Semiconductors & Semiconductor Equipment	3.3%
Air Products and Chemicals Inc. Materials	3.3%

FRD-4	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191,[2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191,[2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,202.90	$5.35	$1,019.93	$4.91	0.98%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.75	$29.21	$25.51	$25.26	$29.63	$28.14

Income from investment operations[a]:

Net investment income[b]	0.19	0.39	0.40	0.42	0.45	0.45

Net realized and unrealized gains (losses)	4.99	(1.65)	4.76	3.45	(1.33)	2.03

Total from investment operations	5.18	(1.26)	5.16	3.87	(0.88)	2.48

Less distributions from:

Net investment income	(0.45)	(0.44)	(0.48)	(0.44)	(0.48)	(0.44)

Net realized gains	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)

Total distributions	(4.99)	(2.20)	(1.46)	(3.62)	(3.49)	(0.99)

Net asset value, end of period	$25.94	$25.75	$29.21	$25.51	$25.26	$29.63

Total return[c]	20.48%	(4.84)%	20.85%	16.33%	(3.42)%	9.01%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.64%	0.62%	0.62%	0.63%	0.63%	0.62%

Expenses net of waiver and payments by affiliates	0.63% [e]	0.62% [e,f]	0.62% [e,f]	0.62% [e]	0.63% [f]	0.62% [f]

Net investment income	1.37%	1.38%	1.49%	1.67%	1.65%	1.58%

Supplemental data

Net assets, end of period (000’s)	$179,169	$157,838	$216,015	$181,072	$143,376	$160,480

Portfolio turnover rate	3.13%	3.09% [g]	3.36%	6.66%	4.74%	8.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

FRD-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.04	$28.46	$24.89	$24.72	$29.06	$27.62

Income from investment operations[a]:

Net investment income[b]	0.15	0.31	0.33	0.35	0.37	0.37

Net realized and unrealized gains (losses)	4.85	(1.61)	4.63	3.37	(1.29)	1.99

Total from investment operations	5.00	(1.30)	4.96	3.72	(0.92)	2.36

Less distributions from:

Net investment income	(0.37)	(0.36)	(0.41)	(0.37)	(0.41)	(0.37)

Net realized gains	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)

Total distributions	(4.91)	(2.12)	(1.39)	(3.55)	(3.42)	(0.92)

Net asset value, end of period	$25.13	$25.04	$28.46	$24.89	$24.72	$29.06

Total return[c]	20.33%	(5.07)%	20.56%	16.04%	(3.65)%	8.72%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.89%	0.87%	0.87%	0.88%	0.88%	0.87%

Expenses net of waiver and payments by affiliates	0.88% [e]	0.87% [e,f]	0.87% [e,f]	0.87% [e]	0.88% [f]	0.87% [f]

Net investment income	1.12%	1.13%	1.24%	1.42%	1.40%	1.33%

Supplemental data

Net assets, end of period (000’s)	$1,393,720	$1,106,334	$1,640,883	$1,530,374	$1,310,783	$1,667,816

Portfolio turnover rate	3.13%	3.09% [g]	3.36%	6.66%	4.74%	8.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.11	$28.54	$24.98	$24.81	$29.19	$27.76

Income from investment operations[a]:

Net investment income[b]	0.14	0.29	0.30	0.32	0.35	0.35

Net realized and unrealized gains (losses)	4.86	(1.62)	4.65	3.39	(1.31)	2.00

Total from investment operations	5.00	(1.33)	4.95	3.71	(0.96)	2.35

Less distributions from:

Net investment income	(0.35)	(0.34)	(0.41)	(0.36)	(0.41)	(0.37)

Net realized gains	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)	(0.55)

Total distributions	(4.89)	(2.10)	(1.39)	(3.54)	(3.42)	(0.92)

Net asset value, end of period	$25.22	$25.11	$28.54	$24.98	$24.81	$29.19

Total return[c]	20.29%	(5.16)%	20.40%	15.93%	(3.75)%	8.62%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.99%	0.97%	0.97%	0.98%	0.98%	0.97%
Expenses net of waiver and payments by affiliates	0.98% [e]	0.97% [e,f]	0.97% [e,f]	0.97% [e]	0.98% [f]	0.97% [f]

Net investment income	1.02%	1.03%	1.14%	1.32%	1.30%	1.23%

Supplemental data

Net assets, end of period (000’s)	$39,184	$32,825	$36,407	$28,579	$20,453	$15,503

Portfolio turnover rate	3.13%	3.09% [g]	3.36%	6.66%	4.74%	8.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

FRD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Rising Dividends VIP Fund
		Shares	Value

	Common Stocks 98.6%
	Aerospace & Defense 6.3%
	The Boeing Co.	49,152	$17,891,820
	General Dynamics Corp.	179,400	32,618,508
	Raytheon Co.	118,028	20,522,709
	United Technologies Corp.	227,897	29,672,189

			100,705,226

	Building Products 1.6%
	Johnson Controls International PLC	598,852	24,738,576
a	Resideo Technologies Inc.	51,681	1,132,848

			25,871,424

	Commercial & Professional Services 2.9%
	ABM Industries Inc.	325,036	13,001,440
	Cintas Corp.	113,399	26,908,449
	Matthews International Corp., A	212,992	7,422,771

			47,332,660

	Consumer Durables & Apparel 1.7%
	NIKE Inc., B	333,499	27,997,241

	Consumer Services 2.2%
	McDonald’s Corp.	139,412	28,950,296
	Yum! Brands Inc.	55,463	6,138,090

			35,088,386

	Diversified Financials 0.2%
	State Street Corp.	58,384	3,273,007

	Electrical Equipment 0.6%
	nVent Electric PLC	414,613	10,278,256

	Energy 5.6%
a	Apergy Corp.	190,719	6,396,715
	Chevron Corp.	177,152	22,044,795
	EOG Resources Inc.	197,458	18,395,187
	Exxon Mobil Corp.	163,217	12,507,319
	Occidental Petroleum Corp.	321,212	16,150,539
	Schlumberger Ltd.	363,947	14,463,254

			89,957,809

	Food & Staples Retailing 1.8%
	Walgreens Boots Alliance Inc.	137,088	7,494,601
	Walmart Inc.	199,488	22,041,429

			29,536,030

	Food, Beverage & Tobacco 4.2%
	Bunge Ltd.	304,273	16,951,049
	McCormick & Co. Inc.	155,999	24,181,405
	PepsiCo Inc.	198,800	26,068,645

			67,201,099

Semiannual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Services 14.7%
Abbott Laboratories	372,879	$31,359,124
Becton, Dickinson and Co.	215,303	54,258,509
CVS Health Corp.	170,555	9,293,542
DENTSPLY SIRONA Inc.	60,262	3,516,890
Medtronic PLC	497,861	48,486,683
Stryker Corp.	300,281	61,731,768
West Pharmaceutical Services Inc.	228,602	28,609,540

		237,256,056

Household & Personal Products 2.8%
Colgate-Palmolive Co.	278,562	19,964,539
The Procter & Gamble Co.	226,565	24,842,852

		44,807,391

Industrial Conglomerates 10.4%
Carlisle Cos. Inc.	70,317	9,873,210
Honeywell International Inc.	359,587	62,780,294
Roper Technologies Inc.	258,599	94,714,470

		167,367,974

Insurance 2.7%
Aflac Inc.	260,871	14,298,340
Arthur J. Gallagher & Co.	51,643	4,523,410
Erie Indemnity Co., A	94,349	23,991,064

		42,812,814

Machinery 3.4%
Donaldson Co. Inc.	211,247	10,744,022
Dover Corp.	301,849	30,245,270
Pentair PLC	377,850	14,056,020

		55,045,312

Materials 11.8%
Air Products and Chemicals Inc.	235,264	53,256,712
Albemarle Corp.	614,330	43,254,975
Ecolab Inc.	104,010	20,535,734
Linde PLC (United Kingdom)	317,828	63,819,863
Nucor Corp.	177,494	9,779,919

		190,647,203

Media & Entertainment 0.3%
John Wiley & Sons Inc., A	95,317	4,371,238

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
AbbVie Inc.	137,521	10,000,527
Johnson & Johnson	228,731	31,857,654
Perrigo Co. PLC	121,314	5,776,973
Pfizer Inc.	210,251	9,108,073

		56,743,227

FRD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Retailing 3.0%
	The Gap Inc.	328,296	$5,899,479
	Ross Stores Inc.	169,172	16,768,329
	Target Corp.	130,217	11,278,094
	Tiffany & Co.	155,069	14,520,661

			48,466,563

	Semiconductors & Semiconductor Equipment 7.1%
	Analog Devices Inc.	472,704	53,354,100
	Texas Instruments Inc.	467,889	53,694,942
	Versum Materials Inc.	131,028	6,758,424

			113,807,466

	Software & Services 10.6%
	Accenture PLC, A	293,820	54,289,121
	Microsoft Corp.	769,540	103,087,578
	Visa Inc., A	81,843	14,203,853

			171,580,552

	Trading Companies & Distributors 0.4%
	W.W. Grainger Inc.	25,696	6,892,438

	Transportation 0.8%
	Norfolk Southern Corp.	22,500	4,484,925
	United Parcel Service Inc., B	78,756	8,133,132

			12,618,057

	Total Common Stocks (Cost $829,540,777)		1,589,657,429

	Short Term Investments (Cost $22,048,750) 1.4%

	Money Market Funds 1.4%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	22,048,750	22,048,750

	Total Investments (Cost $851,589,527) 100.0%		1,611,706,179

	Other Assets, less Liabilities 0.0%†		366,694

	Net Assets 100.0%		$1,612,072,873

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$829,540,777
Cost - Non-controlled affiliates (Note 3e)	22,048,750

Value - Unaffiliated issuers	$1,589,657,429
Value - Non-controlled affiliates (Note 3e)	22,048,750
Receivables:
Investment securities sold	1,460,617
Capital shares sold	323,944
Dividends	1,557,904
Other assets	956

Total assets	1,615,049,600

Liabilities:
Payables:
Capital shares redeemed	1,438,681
Management fees	786,456
Distribution fees	589,905
Trustees’ fees and expenses	2,110
Accrued expenses and other liabilities	159,575

Total liabilities	2,976,727

Net assets, at value	$1,612,072,873

Net assets consist of:
Paid-in capital	$822,674,149
Total distributable earnings (loss)	789,398,724

Net assets, at value	$1,612,072,873

Class 1:
Net assets, at value	$179,169,008

Shares outstanding	6,907,347

Net asset value and maximum offering price per share	$25.94

Class 2:
Net assets, at value	$1,393,719,957

Shares outstanding	55,462,850

Net asset value and maximum offering price per share	$25.13

Class 4:
Net assets, at value	$39,183,908

Shares outstanding	1,553,696

Net asset value and maximum offering price per share	$25.22

FRD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Rising Dividends VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$14,462,123
Non-controlled affiliates (Note 3e)	486,228

Total investment income	14,948,351

Expenses:
Management fees (Note 3a)	4,664,904
Distribution fees: (Note 3c)
Class 2	1,611,521
Class 4	63,372
Custodian fees (Note 4)	9,000
Reports to shareholders	88,314
Professional fees	30,429
Trustees’ fees and expenses	6,653
Other	18,311

Total expenses	6,492,504
Expense reductions (Note 4)	(955)
Expenses waived/paid by affiliates (Note 3e)	(82,105)

Net expenses	6,409,444

Net investment income	8,538,907

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	23,882,379

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	235,045,693

Net realized and unrealized gain (loss)	258,928,072

Net increase (decrease) in net assets resulting from operations	$267,466,979

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$8,538,907	$20,055,601
Net realized gain (loss)	23,882,379	314,858,432
Net change in unrealized appreciation (depreciation)	235,045,693	(398,447,639)

Net increase (decrease) in net assets resulting from operations	267,466,979	(63,533,606)

Distributions to shareholders:
Class 1	(28,799,833)	(13,329,516)
Class 2	(227,983,493)	(115,786,937)
Class 4	(6,300,776)	(2,574,964)

Total distributions to shareholders	(263,084,102)	(131,691,417)

Capital share transactions: (Note 2)
Class 1	18,533,840	(37,447,873)
Class 2	286,135,359	(364,402,663)
Class 4	6,024,024	766,328

Total capital share transactions	310,693,223	(401,084,208)

Net increase (decrease) in net assets	315,076,100	(596,309,231)
Net assets:
Beginning of period	1,296,996,773	1,893,306,004

End of period	$1,612,072,873	$1,296,996,773

FRD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Semiannual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

FRD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	103,609	$2,877,106	296,177	$8,482,359
Shares issued in reinvestment of distributions	1,132,514	28,799,833	481,211	13,329,516
Shares redeemed	(458,204)	(13,143,099)	(2,043,710)	(59,259,748)

Net increase (decrease)	777,919	$18,533,840	(1,266,322)	$(37,447,873)

Class 2 Shares:
Shares sold	6,310,410	$174,923,723	3,479,467	$95,894,196
Shares issued in reinvestment of distributions	9,252,577	227,983,493	4,293,174	115,786,937
Shares redeemed in-kind (Note 8)	—	—	(5,455,397)	(147,395,561)
Shares redeemed	(4,284,464)	(116,771,857)	(15,794,114)	(428,688,235)

Net increase (decrease)	11,278,523	$286,135,359	(13,476,870)	$(364,402,663)

Class 4 Shares:
Shares sold	120,629	$3,314,382	206,879	$5,727,225
Shares issued in reinvestment of distributions	254,783	6,300,776	95,123	2,574,964
Shares redeemed	(128,731)	(3,591,134)	(270,440)	(7,535,861)

Net increase (decrease)	246,681	$6,024,024	31,562	$766,328

Semiannual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.624% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$8,504,577	$135,744,610	$(122,200,437)	$ —	$ —	$22,048,750	22,048,750	$486,228

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$854,656,620

Unrealized appreciation	$820,900,111
Unrealized depreciation	(63,850,552)

Net unrealized appreciation (depreciation)	$757,049,559

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $81,707,375 and $45,789,777, respectively.

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Semiannual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

7. Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

8.  Redemption In-Kind

During the year ended December 31, 2018, the Fund realized $70,642,118 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FRD-20	Semiannual Report

Franklin Small Cap Value VIP Fund

This semiannual report for Franklin Small Cap Value VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +11.99% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000® Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued at the time of purchase and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 2000® Value Index posted a +13.47% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The U.S. Federal Reserve (Fed) held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated in 2019’s first four months by easing trade tensions and optimism about a potential U.S.-China trade deal. Furthermore, markets benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), rallied in 2019’s first four months, reaching a new all-time high in April 2019. After declining in May due to escalating trade tensions, stocks reached another all-time high in June amid investor optimism about potential interest-rate cuts. Overall, the S&P 500 posted a +18.54% total return for the six-month period.1

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-2	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs).

The Fund may invest up to 25% of its total assets in foreign securities.

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Dairy Crest Group (sold at period-end), Versum Materials (sold at period-end) and Carpenter Technologies.

Dairy Crest, a U.K.-based dairy products company, benefited in mid-February 2019 from the company agreeing to a takeover offer from Saputo (not a Fund holding) for a 30% premium to the share price before the announcement of the agreement and any unusual preannouncement price changes based on speculation. As a result of the takeover offer and subsequent increase in the stock price, we exited the position at period-end.

Versum Materials is a specialty materials and equipment company that primarily supplies the semiconductor end market. The company agreed to be acquired by Merck KGaA (not a Fund holding) for $53 per share at period-end. The revised offer was higher than Merck KGaA’s initial offer of $48 and substantially higher than Entegris’s (not a Fund holding) competing offer of approximately $41. Merck’s offer represented a 68% premium to Versum’s share price on the day prior to the announcement of the Entegris merger. We exited the position prior to period-end.

Shares of Carpenter Technologies delivered strong performance during the six-month reporting period driven by favorable quarterly results. Specifically, the company’s revenue and profits continue to expand due to demand for their commercial aerospace specialty metals. Revenue derived from the aerospace end-market has increased for 10 consecutive quarters and profit margins continued to

Portfolio Composition

Based on Total Net Assets as of 6/30/19

improve as a result of improving product mix and operational improvement. Although recent delays in Boeing’s 737 Max launch represents a risk, in our opinion, we continue to like the prospects for Carpenter due to the large commercial aerospace backlogs at Boeing and Airbus and their respective jet engine suppliers.

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FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings
6/30/19

Company Sector/Industry	% of Total Net Assets
The Hanover Insurance Group Inc. Insurance	3.7%
Old Republic International Corp. Insurance	3.1%
Gibraltar Industries Inc. Building Products	2.9%
Mueller Water Products Inc. Machinery	2.8%
Maple Leaf Foods Inc. Food, Beverage & Tobacco	2.8%
Eagle Materials Inc. Materials	2.7%
First Horizon National Corp. Banks	2.6%
Horace Mann Educators Corp. Insurance	2.6%
McGrath RentCorp Commercial & Professional Services	2.5%
Regal Beloit Corp. Electrical Equipment	2.5%

Detractors from Fund performance included OceanaGold, Caleres and Synaptics.

Despite a 10% increase in the price of gold during the period, shares of OceanaGold meaningfully declined due to concerns over the company’s ability to renew its production permit for the Didipio mine located in the Philippines as environmental groups placed pressure on the government. The company maintains that it exceeds all environmental requirements and it continues to operate the mine while its permit is under review. Although we think most of the risk is already factored into the share price, we slightly reduced our position.

Caleres, a designer and retailer of women’s and family footwear, reported quarterly results that fell short of investor expectations due to price discounting in its Famous Footwear and Allen Edmonds businesses, as well as higher operating expenses related to e-commerce sales. Management expects these challenges to continue in the near term as it prepares for the important back-to-school season, and is relying on the strength of its women’s shoe brand portfolio to help it achieve its projected modest growth for the year.

Synaptics, a developer and seller of intuitive human interface solutions for electronic devices, fell during the period primarily due to the weakness in the smartphone market and news of potential market share loss for some of its products. In addition to the weakness in operations, the company also experienced top-level executive turnover as both the chief executive officer and chief financial officer (with the latter leaving to join another public company) departed from the company. We retained a position, albeit substantially reduced, as historically the company has been the leading innovator in its markets and therefore we believe the intrinsic value to be higher than current market value.

During the reporting period, we added some new positions with the largest purchases including Eagle Materials, a producer of building materials; Cinemark, a movie theater chain; and Wyndham Hotels and Resorts, a hotel and resort chain. We added to existing positions in Kennametal, a supplier of tooling and industrial materials; Universal Forest Products, a manufacturer and distributer of wood and wood-alternative products; and Coherent, a laser manufacturer. Conversely, we exited some positions including AAR and the aforementioned Versum Materials and Dairy Crest Group. We also reduced our positions in Brinker International, Heartland Express and the aforementioned Synaptics.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP VALUE VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,119.90	$5.36	$1,019.74	$5.11	1.02%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.14	$20.43	$19.93	$18.12	$22.81	$24.54

Income from investment operations[a]:

Net investment income[b]	0.12	0.21	0.21[c]	0.15	0.21	0.19

Net realized and unrealized gains (losses)	1.66	(2.29)	1.82	4.79	(1.53)	0.06

Total from investment operations	1.78	(2.08)	2.03	4.94	(1.32)	0.25

Less distributions from:

Net investment income	(0.22)	(0.23)	(0.15)	(0.21)	(0.20)	(0.20)

Net realized gains	(2.78)	(2.98)	(1.38)	(2.92)	(3.17)	(1.78)

Total distributions	(3.00)	(3.21)	(1.53)	(3.13)	(3.37)	(1.98)

Net asset value, end of period	$13.92	$15.14	$20.43	$19.93	$18.12	$22.81

Total return[d]	12.14%	(12.69)%	10.92%	30.54%	(7.18)%	0.88%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.68%	0.66%	0.66%	0.66%	0.65%	0.63%

Expenses net of waiver and payments by affiliates[f]	0.67%	0.65%	0.65%	0.64%	0.64%	0.63% [g]

Net investment income	1.51%	1.13%	1.06% [c]	0.84%	1.04%	0.82%

Supplemental data

Net assets, end of period (000’s)	$43,554	$40,644	$51,245	$47,831	$45,897	$57,843

Portfolio turnover rate	29.33%	47.82%	33.36%	34.60%	27.05%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017		2016	2015	2014

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.60	$19.80	$19.36		$17.68	$22.32	$24.07

Income from investment operations[a]:

Net investment income[b]	0.10	0.16	0.15	[c]	0.10	0.16	0.13

Net realized and unrealized gains (losses)	1.59	(2.20)	1.77		4.66	(1.49)	0.05

Total from investment operations	1.69	(2.04)	1.92		4.76	(1.33)	0.18

Less distributions from:

Net investment income	(0.17)	(0.18)	(0.10)		(0.16)	(0.14)	(0.15)

Net realized gains	(2.78)	(2.98)	(1.38)		(2.92)	(3.17)	(1.78)

Total distributions	(2.95)	(3.16)	(1.48)		(3.08)	(3.31)	(1.93)

Net asset value, end of period	$13.34	$14.60	$19.80		$19.36	$17.68	$22.32

Total return[d]	11.99%	(12.88)%	10.65%		30.19%	(7.39)%	0.57%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.93%	0.91%	0.91%		0.91%	0.90%	0.88%

Expenses net of waiver and payments by affiliates[f]	0.92%	0.90%	0.90%		0.89%	0.89%	0.88% [g]

Net investment income	1.26%	0.88%	0.81%	[c]	0.59%	0.79%	0.57%

Supplemental data

Net assets, end of period (000’s)	$1,047,855	$978,675	$1,302,055		$1,366,807	$1,172,173	$1,445,325

Portfolio turnover rate	29.33%	47.82%	33.36%		34.60%	27.05%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.96	$20.22	$19.74	$17.96	$22.63	$24.37

Income from investment operations[a]:

Net investment income[b]	0.09	0.15	0.14 [c]	0.09	0.14	0.11

Net realized and unrealized gains (losses)	1.65	(2.28)	1.81	4.75	(1.52)	0.05

Total from investment operations	1.74	(2.13)	1.95	4.84	(1.38)	0.16

Less distributions from:

Net investment income	(0.16)	(0.15)	(0.09)	(0.14)	(0.12)	(0.12)

Net realized gains	(2.78)	(2.98)	(1.38)	(2.92)	(3.17)	(1.78)

Total distributions	(2.94)	(3.13)	(1.47)	(3.06)	(3.29)	(1.90)

Net asset value, end of period	$13.76	$14.96	$20.22	$19.74	$17.96	$22.63

Total return[d]	11.99%	(13.01)%	10.56%	30.12%	(7.52)%	0.48%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.03%	1.01%	1.01%	1.01%	1.00%	0.98%

Expenses net of waiver and payments by affiliates[f]	1.02%	1.00%	1.00%	0.99%	0.99%	0.98% [g]

Net investment income	1.16%	0.78%	0.71% [c]	0.49%	0.69%	0.47%

Supplemental data

Net assets, end of period (000’s)	$26,586	$24,592	$32,053	$32,751	$26,128	$30,452

Portfolio turnover rate	29.33%	47.82%	33.36%	34.60%	27.05%	19.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Small Cap Value VIP Fund

		Shares	Value
	Common Stocks 97.5%
	Automobiles & Components 2.3%
	Gentex Corp.	36,000	$885,960
	LCI Industries	280,066	25,205,940

			26,091,900

	Banks 15.2%
	Atlantic Union Bankshares Corp.	183,648	6,488,284
	Bryn Mawr Bank Corp.	455,083	16,983,698
	Chemical Financial Corp.	350,142	14,394,338
	Columbia Banking System Inc.	743,100	26,885,358
	First Horizon National Corp.	1,971,637	29,436,540
	First of Long Island Corp.	614,355	12,336,248
	German American Bancorp Inc.	163,523	4,925,313
	Glacier Bancorp Inc.	209,600	8,499,280
	Lakeland Financial Corp.	516,362	24,181,233
	Peoples Bancorp Inc.	289,712	9,346,109
	TrustCo Bank Corp. NY	782,700	6,198,984
	Washington Trust Bancorp Inc.	200,891	10,482,492

			170,157,877

	Building Products 5.4%
a	Gibraltar Industries Inc.	806,679	32,557,564
	Insteel Industries Inc.	282,352	5,878,569
	Simpson Manufacturing Co. Inc.	5,719	380,085
	Universal Forest Products Inc.	563,240	21,436,914

			60,253,132

	Commercial & Professional Services 3.5%
a	Huron Consulting Group Inc.	205,815	10,368,960
	McGrath RentCorp	458,768	28,512,431

			38,881,391

	Consumer Durables & Apparel 2.8%
	Carter’s Inc.	165,993	16,190,957
a	Crocs Inc.	156,700	3,094,825
	Toll Brothers Inc.	263,605	9,653,215
a	Unifi Inc.	121,800	2,213,106

			31,152,103

	Consumer Services 3.0%
	Brinker International Inc.	245,240	9,650,194
	Jack in the Box Inc.	68,800	5,599,632
	Wyndham Hotels and Resorts Inc.	329,700	18,377,478

			33,627,304

	Electrical Equipment 2.9%
	Encore Wire Corp.	75,262	4,408,848
	Regal Beloit Corp.	343,900	28,100,069

			32,508,917

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Energy 2.3%
	Hunting PLC (United Kingdom)	3,524,416	$22,849,122
a	Natural Gas Services Group Inc.	173,987	2,870,786

			25,719,908

	Food, Beverage & Tobacco 3.2%
a	Landec Corp.	443,589	4,156,429
	Maple Leaf Foods Inc. (Canada)	1,414,971	30,984,057

			35,140,486

	Insurance 9.4%
	The Hanover Insurance Group Inc.	320,400	41,107,320
	Horace Mann Educators Corp.	728,286	29,342,643
	Old Republic International Corp.	1,526,100	34,154,118

			104,604,081

	Machinery 10.4%
	Astec Industries Inc.	227,127	7,395,255
	Federal Signal Corp.	395,251	10,572,964
	The Greenbrier Cos. Inc.	246,440	7,491,776
	Kennametal Inc.	545,474	20,177,083
	Mueller Industries Inc.	266,662	7,805,197
	Mueller Water Products Inc., A	3,163,400	31,064,588
	Oshkosh Corp.	221,200	18,467,988
a	Rexnord Corp.	390,700	11,806,954
a	SPX Flow Inc.	45,980	1,924,723

			116,706,528

	Materials 11.6%
	Carpenter Technology Corp.	409,471	19,646,419
	Eagle Materials Inc.	327,200	30,331,440
	Minerals Technologies Inc.	421,752	22,567,949
	OceanaGold Corp. (Australia)	9,070,561	24,792,982
	PH Glatfelter Co.	887,200	14,975,936
	Reliance Steel & Aluminum Co.	188,600	17,845,332

			130,160,058

	Media & Entertainment 1.8%
	Cinemark Holdings Inc.	558,900	20,176,290

	Pharmaceuticals, Biotechnology & Life Sciences 1.3%
a	Cambrex Corp.	310,547	14,536,705

	Real Estate 7.9%
	Brandywine Realty Trust	1,064,700	15,246,504
	Highwoods Properties Inc.	478,400	19,757,920
	LTC Properties Inc.	293,155	13,385,457
	Retail Properties of America Inc., A	1,898,611	22,327,665
	Sunstone Hotel Investors Inc.	1,308,797	17,943,607

			88,661,153

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Retailing 0.7%
	Caleres Inc.	384,841	$7,666,033

	Semiconductors & Semiconductor Equipment 3.3%
a	Advanced Energy Industries Inc.	398,076	22,399,736
	MKS Instruments Inc.	132,894	10,351,114
a	Synaptics Inc.	130,481	3,802,216

			36,553,066

	Software & Services 0.2%
	LogMeIn Inc.	36,172	2,665,153

	Technology Hardware & Equipment 6.1%
a	Coherent Inc.	197,808	26,975,077
a	FARO Technologies Inc.	68,500	3,601,730
a	Finisar Corp.	502,300	11,487,601
a	Plexus Corp.	444,800	25,962,976

			68,027,384

	Transportation 0.1%
	Heartland Express Inc.	85,838	1,551,093

	Utilities 4.1%
	Black Hills Corp.	253,900	19,847,363
	IDACORP Inc.	61,189	6,145,211
	Spire Inc.	229,755	19,281,040

			45,273,614

	Total Common Stocks (Cost $988,461,325)		1,090,114,176

		Principal Amount

	Corporate Bonds 0.5%
	Energy 0.3%
	Unit Corp., senior sub. note, 6.625%, 5/15/21	$2,836,000	2,573,670

	Machinery 0.2%
	Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	2,378,000	2,395,835

	Total Corporate Bonds (Cost $5,063,286)		4,969,505

	Total Investments before Short Term Investments (Cost $993,524,611)		1,095,083,681

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value

	Short Term Investments (Cost $13,865,812) 1.2%

	Money Market Funds 1.2%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	13,865,812	$13,865,812

	Total Investments (Cost $1,007,390,423) 99.2%		1,108,949,493

	Other Assets, less Liabilities 0.8%		9,044,775

	Net Assets 100.0%		$1,117,994,268

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

FSV-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$993,524,611
Cost - Non-controlled affiliates (Note 3e)	13,865,812

Value - Unaffiliated issuers	$1,095,083,681
Value - Non-controlled affiliates (Note 3e)	13,865,812
Receivables:
Investment securities sold	11,232,101
Capital shares sold	333,719
Dividends and interest	1,186,308
Other assets	803

Total assets	1,121,702,424

Liabilities:
Payables:
Investment securities purchased	1,543,476
Capital shares redeemed	949,020
Management fees	563,468
Distribution fees	451,074
Trustees’ fees and expenses	1,460
Accrued expenses and other liabilities	199,658

Total liabilities	3,708,156

Net assets, at value	$1,117,994,268

Net assets consist of:
Paid-in capital	$977,634,649
Total distributable earnings (loss)	140,359,619

Net assets, at value	$1,117,994,268

Class 1:
Net assets, at value	$43,553,629

Shares outstanding	3,128,083

Net asset value and maximum offering price per share	$13.92

Class 2:
Net assets, at value	$1,047,854,657

Shares outstanding	78,535,478

Net asset value and maximum offering price per share	$13.34

Class 4:
Net assets, at value	$26,585,982

Shares outstanding	1,932,263

Net asset value and maximum offering price per share	$13.76

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Small Cap Value VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$11,570,898
Non-controlled affiliates (Note 3e)	314,268
Interest:
Unaffiliated issuers	339,080

Total investment income	12,224,246

Expenses:
Management fees (Note 3a)	3,598,108
Distribution fees: (Note 3c)
Class 2	1,316,065
Class 4	46,755
Custodian fees (Note 4)	7,717
Reports to shareholders	135,407
Professional fees	27,049
Trustees’ fees and expenses	4,931
Other	16,553

Total expenses	5,152,585
Expense reductions (Note 4)	(208)
Expenses waived/paid by affiliates (Note 3e)	(53,687)

Net expenses	5,098,690

Net investment income	7,125,556

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	31,878,173
Realized gain distributions from REITs	757,889
Foreign currency transactions	(118,872)

Net realized gain (loss)	32,517,190

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	85,190,270
Translation of other assets and liabilities denominated in foreign currencies	1,720

Net change in unrealized appreciation (depreciation)	85,191,990

Net realized and unrealized gain (loss)	117,709,180

Net increase (decrease) in net assets resulting from operations	$124,834,736

*Foreign taxes withheld on dividends	$57,129

FSV-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$7,125,556	$ 11,431,886
Net realized gain (loss)	32,517,190	192,518,890
Net change in unrealized appreciation (depreciation)	85,191,990	(356,985,491)

Net increase (decrease) in net assets resulting from operations	124,834,736	(153,034,715)

Distributions to shareholders:
Class 1	(7,896,338)	(7,555,429)
Class 2	(189,976,242)	(194,090,505)
Class 4	(4,683,798)	(4,574,106)

Total distributions to shareholders	(202,556,378)	(206,220,040)

Capital share transactions: (Note 2)
Class 1	5,852,753	2,769,926
Class 2	142,231,285	14,343,221
Class 4	3,721,349	698,981

Total capital share transactions	151,805,387	17,812,128

Net increase (decrease) in net assets	74,083,745	(341,442,627)
Net assets:
Beginning of period	1,043,910,523	1,385,353,150

End of period	$1,117,994,268	$1,043,910,523

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small Cap Value VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at

FSV-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of

Semiannual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Security Transactions, Investment Income, Expenses and Distributions (continued)

premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	126,514	$2,078,679	140,744	$2,624,857
Shares issued in reinvestment of distributions	578,063	7,896,338	419,746	7,555,429
Shares redeemed	(261,103)	(4,122,264)	(384,144)	(7,410,360)

Net increase (decrease)	443,474	$5,852,753	176,346	$2,769,926

Class 2 Shares:
Shares sold	2,436,409	$39,190,494	3,241,202	$57,622,650
Shares issued in reinvestment of distributions	14,513,082	189,976,242	11,167,463	194,090,505
Shares redeemed	(5,461,873)	(86,935,451)	(13,111,818)	(237,369,934)

Net increase (decrease)	11,487,618	$142,231,285	1,296,847	$14,343,221

FSV-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	102,833	$1,623,500	142,312	$2,499,385
Shares issued in reinvestment of distributions	346,948	4,683,798	256,684	4,574,106
Shares redeemed	(161,332)	(2,585,949)	(340,602)	(6,374,510)

Net increase (decrease)	288,449	$3,721,349	58,394	$698,981

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.642% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

Semiannual Report	FSV-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

3. Transactions with Affiliates (continued)

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$45,444,842	$140,817,135	$(172,396,165)	$—	$—	$13,865,812	13,865,812	$314,268

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,008,223,398

Unrealized appreciation	$140,598,525
Unrealized depreciation	(39,872,430)

Net unrealized appreciation (depreciation)	$100,726,095

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $317,584,251 and $337,659,609, respectively.

FSV-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

7.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

8.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$1,090,114,176	$—	$—	$1,090,114,176
Corporate Bonds	—	4,969,505	—	4,969,505
Short Term Investments	13,865,812	—	—	13,865,812

Total Investments in Securities	$1,103,979,988	$4,969,505	$—	$1,108,949,493

aFor detailed categories, see the accompanying Statement of Investments.

9.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FSV-21

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Franklin Small-Mid Cap Growth VIP Fund

This semiannual report for Franklin Small-Mid Cap Growth VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +26.61% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSC-1

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small-cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap® Growth Index, posted a +26.08% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®) posted a +18.54% total return for the same period.2

Portfolio Composition

Based on Total Net Assets as of 6/30/19

Economic and Market Overview

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.3

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

The U.S. Federal Reserve (Fed) held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated in 2019’s first four months by easing trade tensions and optimism about a potential U.S.-China trade deal. Furthermore, markets benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the S&P 500, rallied in 2019’s first four months, reaching a new all-time high in April 2019. After declining in May due to escalating trade tensions, stocks reached another all-time high in June amid investor optimism about potential interest-rate cuts. Overall, the S&P 500 posted a +18.54% total return for the six-month period.2

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the period under review, all sectors represented in the Fund’s portfolio posted positive returns and contributed to

Top 10 Holdings
6/30/19

Company Sector/Industry	% of Total Net Assets
SBA Communications Corp. Real Estate	1.9%
Verisk Analytics Inc. Industrials	1.7%
CoStar Group Inc. Industrials	1.7%
Microchip Technology Inc. Information Technology	1.7%
Mettler-Toledo International Inc. Health Care	1.6%
IDEX Corp. Industrials	1.6%
MSCI Inc. Financials	1.5%
Fortive Corp. Industrials	1.5%
MarketAxess Holdings Inc. Financials	1.4%
Amphenol Corp. Information Technology	1.4%

absolute performance. Relative to the Russell Midcap® Growth Index, key contributors to the Fund’s performance included stock selection in the industrials, information technology (IT) and health care sectors.

In the industrials sector, commercial real estate information, analytics and marketing services company CoStar Group performed well as all business segments exhibited strong growth. We expect CoStar to continue to achieve robust growth with the help of its Apartments.com and LoopNet.com businesses, which concentrate on apartment rental listings and commercial property marketplaces, respectively.

In the IT sector, our investments in cloud-based internet security platform firm Zscaler (not part of the index), Canada-based e-commerce platform operator Shopify (not part of the index) and Israel-based web development and management solutions provider Wix.com (not part of the index) contributed to relative results. Zscaler generated strong revenue and billings growth for its fiscal-year 2019 second and third quarters. We believe Zscaler’s user-centric approach to cybersecurity provides lower costs, better user experience and more effective security than traditional network-centric solutions.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

In the health care sector, cancer specialist Array BioPharma’s (not part of the index; not held at period-end) share price surged higher after the firm received a buyout offer from a pharmaceuticals competitor.

Other notable contributors to relative results included our positions in index and portfolio risk and performance analytics provider MSCI and electronic trading platform MarketAxess Holdings.

In contrast, stock selection in the consumer discretionary sector detracted from the Fund’s relative performance. Within the sector, apparel and home products retailer Burlington Stores posted positive returns that lagged the benchmark index, and our overweighted position hurt relative results. Fast-casual restaurant operator Chipotle Mexican Grill performed well, and our underweighted position hindered relative results.

Other key individual detractors included our positions in education technology company 2U, medical devices manufacturer ABIOMED, frozen potato products company Lamb Weston Holdings (not part of the index), biotechnology firm Heron Therapeutics (not part of the index) and software-as-a-service provider New Relic (not part of the index). 2U’s share price declined after the company reduced near-term guidance for revenue growth. ABIOMED’s shares declined after an investigation by the U.S. Food and Drug Administration suggested higher mortality rates of patients using the firm’s Impella RP heart pump. ABIOMED is beginning a launch of Impella CP, its most widely used pump model, in Japan, which could support growth. Lamb Weston’s shares declined due to investor concerns about modestly higher capacity coming online. However, the company continued to see strong growth, driven by robust sales trends and strong pricing power.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,266.10	$6.63	$1,018.94	$5.91	1.18%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015		2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.04	$19.71	$17.77	$19.09		$24.95		$28.38

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.05)	(0.04)	(0.03)		—	[c,d]	(0.07)

Net realized and unrealized gains (losses)	4.55	(0.70)	3.74	0.77		(0.03)		2.04

Total from investment operations	4.53	(0.75)	3.70	0.74		(0.03)		1.97

Less distributions from:

Net realized gains	(2.57)	(1.92)	(1.76)	(2.06)		(5.83)		(5.40)

Net asset value, end of period	$19.00	$17.04	$19.71	$17.77		$19.09		$24.95

Total return[e]	26.86%	(5.15)%	21.75%	4.40%		(2.44)%		7.78%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.84%	0.86%	0.85%	0.84%		0.81%		0.80%

Expenses net of waiver and payments by affiliates	0.83% [g]	0.85% [g]	0.84% [g]	0.82%	[g]	0.81%	[h]	0.80% [h]

Net investment income (loss)	(0.17)%	(0.24)%	(0.24)%	(0.16)%		0.01%	[d]	(0.29)%

Supplemental data

Net assets, end of period (000’s)	$42,625	$33,518	$36,864	$31,756		$87,866		$99,803

Portfolio turnover rate	31.38%	44.78%	40.49%	32.23%	[i]	37.85%		48.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FSC-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.22	$17.83	$16.27	$17.69		$23.56	$27.16

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.09)	(0.08)	(0.07)		(0.05)[c]	(0.13)

Net realized and unrealized gains (losses)	4.06	(0.60)	3.40	0.71		0.01	1.93

Total from investment operations	4.02	(0.69)	3.32	0.64		(0.04)	1.80

Less distributions from:

Net realized gains	(2.57)	(1.92)	(1.76)	(2.06)		(5.83)	(5.40)

Net asset value, end of period	$16.67	$15.22	$17.83	$16.27		$17.69	$23.56

Total return[d]	26.65%	(5.37)%	21.40%	4.17%		(2.66)%	7.47%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.09%	1.11%	1.10%	1.09%		1.06%	1.05%

Expenses net of waiver and payments by affiliates	1.08% [f]	1.10% [f]	1.09% [f]	1.07%	[f]	1.06% [g]	1.05% [g]

Net investment income (loss)	(0.42)%	(0.49)%	(0.49)%	(0.41)%		(0.24)%[c]	(0.54)%

Supplemental data

Net assets, end of period (000’s)	$386,369	$310,300	$390,094	$392,777		$478,649	$582,772

Portfolio turnover rate	31.38%	44.78%	40.49%	32.23%	[h]	37.85%	48.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016		2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.81	$18.47	$16.81	$18.23		$24.14	$27.72

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.11)	(0.10)	(0.09)		(0.07)[c]	(0.16)

Net realized and unrealized gains (losses)	4.21	(0.63)	3.52	0.73		(0.01)	1.98

Total from investment operations	4.16	(0.74)	3.42	0.64		(0.08)	1.82

Less distributions from:

Net realized gains	(2.57)	(1.92)	(1.76)	(2.06)		(5.83)	(5.40)

Net asset value, end of period	$17.40	$15.81	$18.47	$16.81		$18.23	$24.14

Total return[d]	26.61%	(5.46)%	21.30%	4.04%		(2.77)%	7.39%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.19%	1.21%	1.20%	1.19%		1.16%	1.15%

Expenses net of waiver and payments by affiliates	1.18% [f]	1.20% [f]	1.19% [f]	1.17%	[f]	1.16% [g]	1.15% [g]

Net investment income (loss)	(0.52)%	(0.59)%	(0.59)%	(0.51)%		(0.34)% [c]	(0.64)%

Supplemental data

Net assets, end of period (000’s)	$17,322	$13,759	$15,829	$13,825		$15,105	$16,384

Portfolio turnover rate	31.38%	44.78%	40.49%	32.23%	[h]	37.85%	48.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FSC-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

		Shares	Value
	Common Stocks 96.3%
	Communication Services 2.1%
a	IAC/InterActiveCorp.	20,500	$4,459,365
a	Pinterest Inc., A	85,500	2,327,310
a	Spotify Technology SA	17,000	2,485,740

			9,272,415

	Consumer Discretionary 16.3%
	Aptiv PLC	59,777	4,831,775
a	Burlington Stores Inc.	35,500	6,040,325
a	Chipotle Mexican Grill Inc.	2,200	1,612,336
a	Dollar Tree Inc.	28,411	3,051,057
	Domino’s Pizza Inc.	18,800	5,231,664
a,b,c	DraftKings Inc.	733,541	1,930,710
	Expedia Group Inc.	44,000	5,853,320
a	Five Below Inc.	19,000	2,280,380
a	Grand Canyon Education Inc.	47,057	5,506,610
a	Levi Strauss & Co., A	104,000	2,171,520
	MGM Resorts International	126,000	3,599,820
a	NVR Inc.	1,282	4,320,661
a	O’Reilly Automotive Inc.	11,107	4,102,037
a,d	Revolve Group Inc.	10,200	351,900
	Tractor Supply Co.	46,237	5,030,586
a	Ulta Beauty Inc.	10,700	3,711,723
a	Under Armour Inc., A	64,000	1,622,400
	Vail Resorts Inc.	17,000	3,794,060
	VF Corp.	51,500	4,498,525
	Wingstop Inc.	30,500	2,889,875

			72,431,284

	Consumer Staples 2.5%
	Brown-Forman Corp., B	58,500	3,242,655
	Church & Dwight Co. Inc.	34,000	2,484,040
	Lamb Weston Holdings Inc.	47,000	2,977,920
	McCormick & Co. Inc.	14,200	2,201,142

			10,905,757

	Energy 1.1%
	Concho Resources Inc.	23,000	2,373,140
	Diamondback Energy Inc.	24,000	2,615,280

			4,988,420

	Financials 7.5%
	Ares Management Corp., A	80,000	2,093,600
	CBOE Global Markets Inc.	42,000	4,352,460
	Chemical Financial Corp.	50,000	2,055,500
	MarketAxess Holdings Inc.	20,296	6,523,540
	MSCI Inc.	28,000	6,686,120
	SEI Investments Co.	62,000	3,478,200
a	SVB Financial Group	12,878	2,892,270
	Tradeweb Markets Inc.	61,000	2,672,410

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Financials (continued)
a	Western Alliance Bancorp	61,000	$2,727,920

			33,482,020

	Health Care 13.4%
a	ABIOMED Inc.	20,300	5,287,947
a	Align Technology Inc.	13,000	3,558,100
a	Argenx SE, ADR (Netherlands)	5,000	707,900
a	Avantor Inc.	95,000	1,813,550
a	BioMarin Pharmaceutical Inc.	24,308	2,081,980
a	DexCom Inc.	25,288	3,789,154
a	GW Pharmaceuticals PLC, ADR (United Kingdom)	14,000	2,413,460
a	HealthEquity Inc.	46,500	3,041,100
a	Heron Therapeutics Inc.	123,000	2,286,570
a	IDEXX Laboratories Inc.	22,000	6,057,260
a	Incyte Corp.	24,469	2,078,886
a	iRhythm Technologies Inc.	25,500	2,016,540
a	Masimo Corp.	4,500	669,690
a	Mettler-Toledo International Inc.	8,455	7,102,200
a	Neurocrine Biosciences Inc.	20,644	1,742,973
a	Penumbra Inc.	26,748	4,279,680
a	Precision BioSciences Inc.	37,000	490,250
a	PTC Therapeutics Inc.	31,500	1,417,500
a	Reata Pharmaceuticals Inc.	18,894	1,782,649
a	Revance Therapeutics Inc.	70,801	918,289
a	Sage Therapeutics Inc.	7,500	1,373,175
a	Sarepta Therapeutics Inc.	9,000	1,367,550
a	Veeva Systems Inc.	22,500	3,647,475

			59,923,878

	Industrials 17.5%
	BWX Technologies Inc.	86,000	4,480,600
a	CoStar Group Inc.	13,535	7,499,202
	Fortive Corp.	81,000	6,603,120
	IDEX Corp.	41,000	7,057,740
a	IHS Markit Ltd.	44,915	2,861,984
	L3Harris Technologies Inc.	30,500	5,768,465
a,d	Lyft Inc., A	34,000	2,234,140
a	Mercury Systems Inc.	30,500	2,145,675
	Old Dominion Freight Line Inc.	27,500	4,104,650
	Republic Services Inc.	51,000	4,418,640
	Rockwell Automation Inc.	34,000	5,570,220
	Roper Technologies Inc.	12,243	4,484,121
a	Spirit Airlines Inc.	22,500	1,073,925
	Stanley Black & Decker Inc.	25,296	3,658,055
	TransUnion	44,000	3,234,440
a	Univar Inc.	137,800	3,037,112
a	Upwork Inc.	150,000	2,412,000

FSC-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	Verisk Analytics Inc.	51,361	$7,522,332

			78,166,421

	Information Technology 32.3%
a	2U Inc.	74,547	2,805,949
a	Advanced Micro Devices Inc.	82,000	2,490,340
a	Adyen NV (Netherlands)	3,500	2,700,133
a	Alteryx Inc.	9,500	1,036,640
	Amphenol Corp., A	66,000	6,332,040
a	Arista Networks Inc.	13,700	3,556,794
a	Atlassian Corp. PLC	39,500	5,168,180
a	Black Knight Inc.	82,500	4,962,375
	Cognex Corp.	32,996	1,583,148
a	Cree Inc.	19,500	1,095,510
a	Crowdstrike Holdings Inc., A	11,100	758,019
a	DocuSign Inc.	87,000	4,324,770
a	Elastic NV	40,500	3,023,730
a	EPAM Systems Inc.	24,000	4,154,400
	Global Payments Inc.	36,000	5,764,680
a	GoDaddy Inc., A	88,617	6,216,483
a	Guidewire Software Inc.	41,000	4,156,580
	KLA-Tencor Corp.	30,187	3,568,103
	Lam Research Corp.	12,616	2,369,789
a	Lattice Semiconductor Corp.	78,195	1,140,865
	Microchip Technology Inc.	86,127	7,467,211
	Monolithic Power Systems	34,000	4,616,520
a	New Relic Inc.	37,500	3,244,125
a	Nutanix Inc., A	40,000	1,037,600
a,d	Pagerduty Inc.	31,100	1,463,255
a	Paylocity Holding Corp.	29,000	2,720,780
a	Pluralsight Inc., A	88,000	2,668,160
a	PTC Inc.	62,500	5,610,000
a	Q2 Holdings Inc.	48,196	3,680,247
a	Semtech Corp.	4,600	221,030
a	Shopify Inc., A (Canada)	5,300	1,590,795
a	Silicon Laboratories Inc.	37,500	3,877,500
a,d	Slack Technologies Inc.	23,980	899,250
a	Square Inc., A	82,500	5,983,725
a	Synopsys Inc.	36,500	4,697,185
a	Trimble Inc.	66,500	2,999,815
a	Twilio Inc., A	34,500	4,704,075
a	ViaSat Inc.	43,866	3,545,250
a	WEX Inc.	17,500	3,641,750
a	Wix.com Ltd. (Israel)	18,800	2,671,480
a	Workday Inc., A	19,843	4,079,324
	Xilinx Inc.	28,500	3,360,720

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Information Technology (continued)
a	Zscaler Inc.	28,000	$2,145,920

			144,134,245

	Materials 1.7%
a	Ingevity Corp.	40,341	4,242,663
	Martin Marietta Materials Inc.	15,000	3,451,650

			7,694,313

	Real Estate 1.9%
a	SBA Communications Corp., A	38,057	8,556,736

	Total Common Stocks (Cost $317,240,492)		429,555,489

	Preferred Stocks (Cost $799,998) 0.2%
	Financials 0.2%
a,b,c	Bill.com, pfd., H	96,296	902,942

	Total Investments before Short Term Investments (Cost $318,040,490)		430,458,431

	Short Term Investments 4.2%
	Money Market Funds (Cost $15,958,950) 3.6%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	15,958,950	15,958,950

g	Investments from Cash Collateral Received for Loaned Securities 0.6%
	Money Market Funds (Cost $2,916,125) 0.6%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	2,916,125	2,916,125

	Total Investments (Cost $336,915,565) 100.7%		449,333,506

	Other Assets, less Liabilities (0.7)%		(3,017,431)

	Net Assets 100.0%		$446,316,075

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at June 30, 2019. See Note 1(c).

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 1(c) regarding securities on loan.

FSC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$318,040,490
Cost - Non-controlled affiliates (Note 3e)	18,875,075

Value - Unaffiliated issuers+	$430,458,431
Value - Non-controlled affiliates (Note 3e)	18,875,075
Receivables:
Capital shares sold	494,872
Dividends and interest	154,740
Due from custodian	1,863,720
Other assets	278

Total assets	451,847,116

Liabilities:
Payables:
Capital shares redeemed	182,224
Management fees	280,628
Distribution fees	168,144
Trustees’ fees and expenses	274
Payable upon return of securities loaned	4,779,845
Accrued expenses and other liabilities	119,926

Total liabilities	5,531,041

Net assets, at value	$446,316,075

Net assets consist of:
Paid-in capital	$289,246,959
Total distributable earnings (loss)	157,069,116

Net assets, at value	$446,316,075

Class 1:
Net assets, at value	$42,625,314

Shares outstanding	2,243,327

Net asset value and maximum offering price per share	$19.00

Class 2:
Net assets, at value	$386,369,085

Shares outstanding	23,184,310

Net asset value and maximum offering price per share	$16.67

Class 4:
Net assets, at value	$17,321,676

Shares outstanding	995,474

Net asset value and maximum offering price per share	$17.40

+Includes securities loaned	$4,727,537

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 1,205,566
Non-controlled affiliates (Note 3e)	141,303
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	18,364
Non-controlled affiliates (Note 3e)	16,954

Total investment income	1,382,187

Expenses:
Management fees (Note 3a)	1,673,806
Distribution fees: (Note 3c)
Class 2	454,581
Class 4	27,941
Custodian fees (Note 4)	1,684
Reports to shareholders	66,437
Professional fees	22,794
Trustees’ fees and expenses	1,515
Other	6,611

Total expenses	2,255,369
Expense reductions (Note 4)	(52)
Expenses waived/paid by affiliates (Note 3e)	(26,516)

Net expenses	2,228,801

Net investment income (loss)	(846,614)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	45,965,449
Foreign currency transactions	(740)

Net realized gain (loss)	45,964,709

Net change in unrealized appreciation (depreciation) on:
Investments:

Unaffiliated issuers	49,984,210

Net realized and unrealized gain (loss)	95,948,919

Net increase (decrease) in net assets resulting from operations	$95,102,305

*Foreign taxes withheld on dividends	$ 25

FSC-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(846,614)	$(2,030,124)
Net realized gain (loss)	45,964,709	59,101,775
Net change in unrealized appreciation (depreciation)	49,984,210	(74,199,939)

Net increase (decrease) in net assets resulting from operations	95,102,305	(17,128,288)

Distributions to shareholders:
Class 1	(5,113,428)	(3,540,738)
Class 2	(51,808,967)	(39,501,499)
Class 4	(2,209,122)	(1,517,449)

Total distributions to shareholders	(59,131,517)	(44,559,686)

Capital share transactions: (Note 2)
Class 1	5,162,668	1,966,782
Class 2	45,439,605	(25,664,064)
Class 4	2,165,936	175,962

Total capital share transactions	52,768,209	(23,521,320)

Net increase (decrease) in net assets	88,738,997	(85,209,294)
Net assets:
Beginning of period	357,577,078	442,786,372

End of period	$446,316,075	$357,577,078

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2019, 44.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FSC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	167,375	$3,360,009	148,944	$2,929,602
Shares issued in reinvestment of distributions	273,885	5,113,428	179,278	3,540,738
Shares redeemed	(164,444)	(3,310,769)	(231,919)	(4,503,558)

Net increase (decrease)	276,816	$5,162,668	96,303	$1,966,782

Class 2 Shares:
Shares sold	1,402,075	$24,991,042	706,305	$12,308,866
Shares issued in reinvestment of distributions	3,162,941	51,808,967	2,236,778	39,501,499
Shares redeemed	(1,768,694)	(31,360,404)	(4,433,380)	(77,474,429)

Net increase (decrease)	2,796,322	$45,439,605	(1,490,297)	$(25,664,064)

Class 4 Shares:
Shares sold	82,090	$1,530,261	136,649	$2,474,956
Shares issued in reinvestment of distributions	129,188	2,209,122	82,695	1,517,449
Shares redeemed	(86,166)	(1,573,447)	(205,969)	(3,816,443)

Net increase (decrease)	125,112	$2,165,936	13,375	$175,962

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FSC-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$12,085,918	$59,649,353	$(55,776,321)	$ —	$ —	$15,958,950	15,958,950	$141,303
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	—	23,271,023	(20,354,898)	—	—	2,916,125	2,916,125	16,954

Total Affiliated Securities	$12,085,918	$82,920,376	$(76,131,219)	$ —	$ —	$18,875,075		$158,257

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$337,358,579

Unrealized appreciation	$118,994,886
Unrealized depreciation	(7,019,959)

Net unrealized appreciation (depreciation)	$111,974,927

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $127,243,150 and $139,600,415, respectively.

Semiannual Report	FSC-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

6. Investment Transactions (continued)

At June 30, 2019, in connection with securities lending transactions, the Fund loaned equity investments and received $4,779,845 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
96,296	Bill.com, pfd., H	12/21/18	$ 799,998	$ 902,942
733,541	DraftKings Inc.	8/07/15	2,800,003	1,930,710

	Total Restricted Securities (Value is 0.6% of Net Assets)		$3,600,001	$2,833,652

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$70,500,574	$—	$1,930,710	$72,431,284
Financials	33,482,020	—	902,942	34,384,962
All Other Equity Investments	323,642,185	—	—	323,642,185
Short Term Investments	18,875,075	—	—	18,875,075

Total Investments in Securities	$446,499,854	$—	$2,833,652	$449,333,506

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Strategic Income VIP Fund

This semiannual report for Franklin Strategic Income VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +6.74% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSI-1

FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index, posted a +6.11% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, posted a +6.96% return.2

Economic and Market Overview

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.3

The U.S. Federal Reserve (Fed) held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose at some points during 2019’s first quarter amid several better-than-expected U.S. economic reports and optimism about a potential U.S.-China trade deal. However, concerns about political uncertainties in the U.S., slower domestic and global economic growth, and the Fed’s patient approach to its monetary policy decisions weighed on the Treasury yield. Near period-end, the 10-year yield reached multi-year lows and fell below certain short-term yields, due to weaker economic data and escalating U.S. trade tensions with China and Mexico. Overall, the 10-year Treasury yield declined from 2.69% at the beginning of the period to 2.00% at period-end.

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSI-2	Semiannual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets with an emphasis on spread sectors, both corporate and securitized. Our largest allocation was in corporate credit (inclusive of high-yield and investment-grade corporate credit, senior secured floating-rate bank loans and collateralized loan obligations (CLOs)), with a majority of credit exposure in below investment-grade corporate securities. Over the period we pared exposure to high-yield and investment-grade corporate credit as well as senior secured floating-rate loans, while we increased our CLO exposure. The Fund added to non-agency residential mortgage-backed securities (RMBS) over the period. For our RMBS exposure we preferred to remain allocated to the seasoned credit risk transfer where fundamental and technical forces remained positive. Our foreign-currency exposure was held through a basket of developed-market shorts with major positions in the Australian dollar, Canadian dollar, Swedish Krona and South Korean won versus a basket of emerging-market longs with major positions in the Norwegian krone, Indonesian rupiah, Brazilian real, Colombian and Mexican peso.

The Fund’s U.S. dollar yield curve positioning was the most significant contributor to performance. Allocations across corporate credit provided sizable contributions to results over the period, including high yield and investment-grade corporate bonds, senior secured floating-rate bank loans and CLOs. Foreign currency exposure contributed overall to

Portfolio Composition*
Based on Consolidated Net Assets

6/30/19

High-Yield Corporate Bonds	24.39%
Floating Rate Loans	16.92%

Residential Mortgage-Backed Securities	12.34%
Interest-Rate Derivatives	12.21%
International Government & Agency Bonds	11.13%
Investment-Grade Corporate Bonds	10.80%
Collateralized Loan Obligations	10.46%
Agency Mortgage-Backed Securities	9.58%
Treasury Inflation-Protected Securities	2.63%
U.S. Treasury Securities	2.61%
Municipal Bonds	2.46%
Commercial Mortgage-Backed Securities	1.81%
Asset-Backed Securities	1.69%
Other	0.33%
Covered Bonds	0.12%
Short-Term Investments & Other Net Assets	-1.54%

*Notional exposure figures are intended to estimate the portfolio’s exposure, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets). Portfolio breakdown percentages may not total 100% and may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-rate derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management.

returns with performance gains mainly from our Mexican peso and Norwegian krone exposures, which more than offset negative returns from short Swedish krona and Canadian dollar positions. In contrast, the Fund’s exposure to fixed-rate agency MBS and non-dollar emerging market securities detracted from performance.

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, primarily as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

What is a currency forward?

A currency forward is a direct agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

Semiannual Report	FSI-3

FRANKLIN STRATEGIC INCOME VIP FUND

What is a credit derivative?

A credit derivative is a contract agreement between the Fund and a counterparty that is principally used by the Fund to gain or increase exposure to certain financial assets and/or to hedge against credit risk

What is meant by “hedge”? To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-4	Semiannual Report

FRANKLIN STRATEGIC INCOME VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,067.40	$5.23	$1,019.74	$5.11	1.02%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FSI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.65		$11.15	$11.01	$10.55	$11.90	$12.64

Income from investment operations[a]:

Net investment income[b]	0.24		0.47	0.45	0.48	0.53	0.54

Net realized and unrealized gains (losses)	0.49		(0.65)	0.04	0.37	(0.91)	(0.25)

Total from investment operations	0.73		(0.18)	0.49	0.85	(0.38)	0.29

Less distributions from:

Net investment income and net foreign currency gains	(0.60)		(0.32)	(0.35)	(0.39)	(0.77)	(0.78)

Net realized gains	—		—	—	—	(0.20)	(0.25)

Total distributions	(0.60)		(0.32)	(0.35)	(0.39)	(0.97)	(1.03)

Net asset value, end of period	$10.78		$10.65	$11.15	$11.01	$10.55	$11.90

Total return[c]	6.92%		(1.65)%	4.46%	8.25%	(3.62)%	2.12%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.70%		0.67%	0.68%	0.67%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[e]	0.67%		0.63%	0.63%	0.60%	0.62%	0.62%

Net investment income	4.33%		4.28%	4.00%	4.42%	4.71%	4.34%

Supplemental data

Net assets, end of period (000’s)	$302,061		$302,610	$361,465	$396,170	$441,658	$574,850

Portfolio turnover rate	66.30%	[f]	107.90% [g]	108.73%	128.51%	85.85%	55.64%

Portfolio turnover rate excluding mortgage dollar rolls[h]	37.89%	[f]	40.38% [g]	48.11%	77.93%	51.47%	48.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

hSee Note 1(h) regarding mortgage dollar rolls.

FSI-6	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.28		$10.76	$10.64	$10.21	$11.55	$12.30

Income from investment operations[a]:

Net investment income[b]	0.22		0.42	0.40	0.43	0.49	0.49

Net realized and unrealized gains (losses)	0.47		(0.61)	0.04	0.36	(0.89)	(0.24)

Total from investment operations	0.69		(0.19)	0.44	0.79	(0.40)	0.25

Less distributions from:

Net investment income and net foreign currency gains	(0.55)		(0.29)	(0.32)	(0.36)	(0.74)	(0.75)

Net realized gains	—		—	—	—	(0.20)	(0.25)

Total distributions	(0.55)		(0.29)	(0.32)	(0.36)	(0.94)	(1.00)

Net asset value, end of period	$10.42		$10.28	$10.76	$10.64	$10.21	$11.55

Total return[c]	6.72%		(1.77)%	4.17%	7.94%	(3.87)%	1.86%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.95%		0.92%	0.93%	0.92%	0.88%	0.88%

Expenses net of waiver and payments by affiliates[e]	0.92%		0.88%	0.88%	0.85%	0.87%	0.87%

Net investment income	4.08%		4.03%	3.75%	4.17%	4.46%	4.09%

Supplemental data

Net assets, end of period (000’s)	$92,191		$89,264	$214,271	$203,418	$202,192	$206,571

Portfolio turnover rate	66.30%	[f]	107.90% [g]	108.73%	128.51%	85.85%	55.64%

Portfolio turnover rate excluding mortgage dollar rolls[h]	37.89%	[f]	40.38% [g]	48.11%	77.93%	51.47%	48.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

hSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)		Year Ended December 31,
			2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.56		$11.04	$10.90	$10.44	$11.78	$12.51

Income from investment operations[a]:

Net investment income[b]	0.22		0.43	0.40	0.43	0.49	0.49

Net realized and unrealized gains (losses)	0.49		(0.64)	0.04	0.38	(0.91)	(0.25)

Total from investment operations	0.71		(0.21)	0.44	0.81	(0.42)	0.24

Less distributions from:

Net investment income and net foreign currency gains	(0.56)		(0.27)	(0.30)	(0.35)	(0.72)	(0.72)

Net realized gains	—		—	—	—	(0.20)	(0.25)

Total distributions	(0.56)		(0.27)	(0.30)	(0.35)	(0.92)	(0.97)

Net asset value, end of period	$10.71		$10.56	$11.04	$10.90	$10.44	$11.78

Total return[c]	6.74%		(1.88)%	4.08%	7.86%	(3.98)%	1.75%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.05%		1.02%	1.03%	1.02%	0.98%	0.98%

Expenses net of waiver and payments by affiliates[e]	1.02%		0.98%	0.98%	0.95%	0.97%	0.97%

Net investment income	3.98%		3.93%	3.65%	4.07%	4.36%	3.99%

Supplemental data

Net assets, end of period (000’s)	$59,274		$60,763	$74,013	$80,175	$92,965	$113,986

Portfolio turnover rate	66.30%	[f]	107.90% [g]	108.73%	128.51%	85.85%	55.64%

Portfolio turnover rate excluding mortgage dollar rolls[h]	37.89%	[f]	40.38% [g]	48.11%	77.93%	51.47%	48.86%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activitiy as a result of in-kind transactions. See Note 6.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 11.

hSee Note 1(h) regarding mortgage dollar rolls.

FSI-8	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, June 30, 2019 (unaudited)

Franklin Strategic Income VIP Fund

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 0.3%
	Commercial & Professional Services 0.0%†
a	Remington Outdoor Co. Inc.	United States	74,576	$111,864

	Consumer Services 0.0%†
a,b,c	Turtle Bay Resort	United States	1,901,449	41,832

	Energy 0.1%
a	Birch Permian Holdings Inc.	United States	39,385	438,158
a	Halcon Resources Corp.	United States	78,920	13,953
a	Halcon Resources Corp., wts., 9/09/20	United States	6,591	53
a	Midstates Petroleum Co. Inc.	United States	415	2,444
a,c	Midstates Petroleum Co. Inc., wts., 4/21/20	United States	4,005	9
a	Riviera Resources Inc.	United States	6,922	87,910
a	Roan Resources Inc.	United States	6,922	12,044

				554,571

	Materials 0.1%
a,c,d	Appvion Operations Inc.	United States	18,684	287,369
a	Verso Corp., A	United States	5,620	107,061
a	Verso Corp., wts., 7/25/23	United States	592	2,368

				396,798

	Media & Entertainment 0.1%
a	Clear Channel Outdoor Holdings Inc.	United States	20,804	98,195
a,c,d	iHeartMedia Inc., A	United States	8,384	121,696
a,c,d	iHeartMedia Inc., B	United States	142	2,061

				221,952

	Retailing 0.0%†
a,c,d	K2016470219 South Africa Ltd., A	South Africa	14,792,309	10,500
a,c,d	K2016470219 South Africa Ltd., B	South Africa	1,472,041	1,045

				11,545

	Total Common Stocks and Other Equity Interests (Cost $6,779,510)			1,338,562

	Management Investment Companies (Cost $13,450,545) 2.6%
	Diversified Financials 2.6%
e	Franklin Floating Rate Income Fund	United States	1,358,951	11,727,751

			Principal Amount*
	Corporate Bonds 35.4%
	Automobiles & Components 0.2%
	Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	970,000	1,025,324

	Banks 3.4%
f	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	800,000	739,744
	Bank of America Corp.,
	senior bond, 3.248%, 10/21/27	United States	647,000	663,171
	senior note, 3.50%, 4/19/26	United States	2,480,000	2,598,197

Semiannual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Banks (continued)
	CIT Group Inc., senior bond, 5.00%, 8/15/22	United States	809,000		$857,540
	Citigroup Inc.,
	senior note, 3.30%, 4/27/25	United States	243,000		251,476
	senior note, 3.40%, 5/01/26	United States	1,106,000		1,145,474
	senior note, 3.20%, 10/21/26	United States	2,425,000		2,476,494
	sub. bond, 5.50%, 9/13/25	United States	405,000		458,831
	sub. note, 4.05%, 7/30/22	United States	243,000		253,561
f	Intesa Sanpaolo SpA, senior note, 144A, 6.50%, 2/24/21	Italy	200,000		210,269
	JPMorgan Chase & Co.,
	[g] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	213,000		224,069
	senior bond, 3.20%, 6/15/26	United States	1,213,000		1,248,869
	sub. note, 3.375%, 5/01/23	United States	809,000		832,031
	sub. note, 3.875%, 9/10/24	United States	809,000		850,679
h	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	500,000	EUR	563,812
	Wells Fargo & Co., senior note, 3.00%, 4/22/26	United States	2,021,000		2,045,409

					15,419,626

	Capital Goods 1.3%
f	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	1,294,000		1,285,912
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	566,000		569,206
f,i	Herc Holdings Inc., senior note, 144A, 5.50%, 7/15/27	United States	500,000		504,375
	Legrand France SA, senior bond, 8.50%, 2/15/25	France	100,000		129,927
j	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	262,519		203,452
	Tennant Co., senior note, 5.625%, 5/01/25	United States	809,000		839,338
f	Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	1,617,000		1,639,234
f	Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	994,000		956,725

					6,128,169

	Commercial & Professional Services 0.7%
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	1,294,000		1,382,962
f	West Corp., senior note, 144A, 8.50%, 10/15/25	United States	1,821,000		1,602,480

					2,985,442

	Consumer Durables & Apparel 0.9%
f	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	1,682,000		1,753,300
	KB Home, senior note, 7.00%, 12/15/21	United States	970,000		1,044,690
	PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	309,000		325,163
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	889,000		959,009

					4,082,162

	Consumer Services 1.7%
f	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 5.00%, 10/15/25	Canada	970,000		979,991
	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	728,000		737,038

FSI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Services (continued)
f	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	1,132,000	$1,168,790
f	International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	1,051,000	1,154,787
f	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	728,000	753,480
	senior note, 144A, 5.25%, 6/01/26	United States	851,000	894,605
f	Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26.	Canada	566,000	599,960
f	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
	senior bond, 144A, 5.50%, 3/01/25	United States	970,000	1,004,241
	senior bond, 144A, 5.25%, 5/15/27	United States	200,000	201,000

				7,493,892

	Diversified Financials 2.2%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	1,617,000	1,649,084
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	1,725,000	1,784,898
	senior note, 3.75%, 2/25/26	United States	1,213,000	1,266,693
	Morgan Stanley,
	senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	809,000	842,669
	senior note, 3.875%, 1/27/26	United States	2,395,000	2,547,030
	Navient Corp., senior note, 7.25%, 9/25/23	United States	921,000	986,621
	Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	1,000,000	1,052,500

				10,129,495

	Energy 3.5%
f	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	600,000	618,000
f	California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	579,000	439,316
	Cheniere Corpus Christi Holdings LLC,
	senior secured note, first lien, 7.00%, 6/30/24	United States	647,000	745,732
	senior secured note, first lien, 5.875%, 3/31/25	United States	566,000	631,797
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	970,000	1,006,375
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	1,317,000	1,284,075
	Energy Transfer Operating LP,
	senior bond, 4.05%, 3/15/25	United States	200,000	208,581
	senior note, 7.50%, 10/15/20	United States	1,536,000	1,629,569
f,j	EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	1,020,556	832,498
	Exxon Mobil Corp., senior note, 2.222%, 3/01/21	United States	324,000	324,821
f,k	Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	1,213,000	1,220,029
	Kinder Morgan Inc.,
	senior bond, 4.30%, 6/01/25	United States	1,617,000	1,728,433
	senior note, 3.15%, 1/15/23	United States	1,213,000	1,234,318

Semiannual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,617,000	$1,610,855
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	200,000	197,000
	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	243,000	12,150
	Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	485,000	496,519
l	Weatherford International Ltd.,
	senior note, 7.75%, 6/15/21	United States	647,000	344,528
	senior note, 8.25%, 6/15/23	United States	809,000	426,748
f	Woodside Finance Ltd.,
	senior bond, 144A, 3.70%, 3/15/28	Australia	647,000	647,708
	senior note, 144A, 3.70%, 9/15/26	Australia	405,000	411,394

				16,050,446

	Food & Staples Retailing 0.8%
f	Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	1,247,000	1,285,969
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	2,087,000	2,171,414

				3,457,383

	Food, Beverage & Tobacco 1.1%
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	200,000	193,445
f	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	1,698,000	1,729,867
f	Lamb Weston Holdings Inc.,
	senior note, 144A, 4.625%, 11/01/24	United States	485,000	505,006
	senior note, 144A, 4.875%, 11/01/26	United States	1,132,000	1,182,940
f	Post Holdings Inc.,
	senior bond, 144A, 5.625%, 1/15/28	United States	405,000	417,656
	senior note, 144A, 5.50%, 3/01/25	United States	809,000	838,326
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	200,000	212,131

				5,079,371

	Health Care Equipment & Services 1.6%
	Centene Corp.,
	senior note, 4.75%, 5/15/22	United States	1,374,000	1,408,350
	[f] senior note, 144A, 5.375%, 6/01/26	United States	324,000	341,415
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	183,000	124,440
	senior secured note, first lien, 6.25%, 3/31/23	United States	405,000	391,331
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	405,000	406,134
	senior bond, 5.00%, 5/01/25	United States	728,000	721,448
	senior note, 5.75%, 8/15/22	United States	309,000	312,863
	Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	243,000	262,547
	HCA Inc., senior bond, 5.875%, 5/01/23	United States	1,213,000	1,322,024
f	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	1,100,000	1,084,875
f,j	Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22	United States	500,000	443,750
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	405,000	423,967

				7,243,144

FSI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Materials 4.9%
	ArcelorMittal, senior note, 6.125%, 6/01/25	France	243,000	$275,349
f	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	900,000	934,875
f	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	1,278,000	1,236,465
f	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	500,000	515,907
f	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	1,213,000	1,259,961
	Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	566,000	582,980
f	First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23	Zambia	1,294,000	1,264,885
f	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 5.125%, 3/15/23	Australia	324,000	335,745
	senior note, 144A, 5.125%, 5/15/24	Australia	647,000	673,488
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	1,217,000	1,247,121
f	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	485,000	504,585
	senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000	264,505
f	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	1,536,000	1,552,444
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	1,698,000	1,789,633
f	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	566,000	472,610
f	Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	324,000	224,370
f	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	1,359,000	1,379,385
f	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	1,132,000	1,164,545
	senior note, 144A, 5.875%, 8/15/23	United States	566,000	612,582
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	[f] senior note, 144A, 7.00%, 7/15/24	United States	105,000	108,769
	senior secured note, first lien, 5.75%, 10/15/20	United States	548,375	550,432
	[f] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	566,000	578,027
f	SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	600,000	643,809
f	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	809,000	853,495
	senior bond, 144A, 5.50%, 9/15/25	United States	124,000	132,370
	senior note, 144A, 4.875%, 12/01/22	United States	485,000	510,463
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	809,000	840,349
	senior note, 5.125%, 10/01/21	United States	609,000	616,107
f	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,100,000	1,078,000

				22,203,256

Semiannual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Media & Entertainment 3.0%
f	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	200,000		$201,500
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	889,000		904,091
	[f] senior bond, 144A, 5.375%, 5/01/25	United States	728,000		754,390
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	809,000		827,202
	[f] senior sub. note, 144A, 9.25%, 2/15/24	United States	300,000		326,250
f	CSC Holdings LLC, senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,378,000		1,448,554
	DISH DBS Corp.,
	senior bond, 6.75%, 6/01/21	United States	405,000		426,262
	senior note, 5.875%, 11/15/24	United States	970,000		921,500
	iHeartCommunications Inc.,
	8.375%, 5/01/27	United States	87,378		91,967
	secured note, 6.375%, 5/01/26	United States	48,209		51,403
	Netflix Inc., senior bond, 5.875%, 2/15/25	United States	1,400,000		1,547,000
f	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,417,000		1,471,498
f	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	389,000		401,253
	senior bond, 144A, 5.375%, 4/15/25	United States	647,000		669,645
	Tegna Inc.,
	[f] senior bond, 144A, 5.50%, 9/15/24	United States	405,000		417,150
	senior note, 5.125%, 7/15/20	United States	205,000		205,769
f	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	1,174,000		1,229,765
f	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	1,621,000		1,548,055

					13,443,254

	Pharmaceuticals, Biotechnology & Life Sciences 1.9%
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	1,778,000		1,844,639
f	Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	1,417,000		1,511,230
f	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	243,000		248,468
	senior note, 144A, 4.50%, 5/15/23	United States	400,000	EUR	461,761
	senior note, 144A, 8.50%, 1/31/27	United States	809,000		891,534
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	200,000		213,020
f	Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	889,000		937,454
f,j	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	566,000		570,245
f	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	970,000		654,750
	senior note, 144A, 6.00%, 7/15/23	United States	328,000		237,800
f	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	970,000		1,006,375

					8,577,276

FSI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Real Estate 1.1%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	1,940,000	$1,974,400
	Equinix Inc.,
	senior bond, 5.375%, 4/01/23	United States	1,317,000	1,346,632
	senior bond, 5.875%, 1/15/26	United States	100,000	106,125
	MPT Operating Partnership LP/MPT Finance Corp.,
	senior bond, 5.25%, 8/01/26	United States	647,000	676,924
	senior bond, 5.00%, 10/15/27	United States	889,000	917,893

				5,021,974

	Retailing 0.3%
c,d,j	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	947,792	1,185
d,j	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	278,546	8,356
f	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	1,085,000	1,055,163
f	PetSmart Inc., senior secured note, first lien, 144A, 5.875%, 6/01/25	United States	209,000	203,775

				1,268,479

	Semiconductors & Semiconductor Equipment 0.0%†
	Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	100,000	102,104

	Software & Services 0.4%
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	485,000	513,466
f	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	1,378,000	1,413,254

				1,926,720

	Technology Hardware & Equipment 0.4%
f	CommScope Technologies LLC,
	senior bond, 144A, 6.00%, 6/15/25	United States	324,000	304,560
	senior bond, 144A, 5.00%, 3/15/27	United States	1,374,000	1,202,250
	Juniper Networks Inc., senior bond, 5.95%, 3/15/41	United States	100,000	109,096
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	200,000	209,394

				1,825,300

	Telecommunication Services 1.6%
	AT&T Inc., senior note, 2.95%, 7/15/26	United States	2,021,000	2,009,224
f	Digicel Group Two Ltd., senior note, 144A, 8.25%, 9/30/22	Bermuda	486,000	122,919
f	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	1,000,000	750,000
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	994,000	1,047,427
	Sprint Communications Inc.,
	senior note, 6.00%, 11/15/22	United States	405,000	423,225
	[f] senior note, 144A, 7.00%, 3/01/20	United States	647,000	664,793
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	405,000	441,450
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	405,000	420,188
	senior bond, 6.375%, 3/01/25	United States	1,051,000	1,094,091
	senior note, 6.00%, 4/15/24	United States	200,000	209,000

				7,182,317

Semiannual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Transportation 1.0%
f	DAE Funding LLC, senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	1,294,000	$1,350,612
f	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	1,200,000	1,491,366
f	Mexico City Airport Trust, secured bond, 144A, 5.50%, 7/31/47	Mexico	1,200,000	1,197,564
h,k	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	400,000	422,332

				4,461,874

	Utilities 3.4%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	970,000	966,362
	senior note, 5.375%, 1/15/23	United States	551,000	558,576
f	Clearway Energy Operating LLC, senior note, 144A, 5.75%, 10/15/25	United States	1,132,000	1,153,225
	Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	889,000	882,068
f,g	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	2,425,000	2,491,700
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	1,455,000	1,553,984
f	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	700,000	651,438
f	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,000,000	1,044,465
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	2,410,000	2,448,606
f	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	1,051,000	1,088,431
f	Talen Energy Supply LLC, senior secured note, 144A, 7.25%, 5/15/27	United States	1,300,000	1,335,750
f	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	1,051,000	1,056,723
	Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	85,000	114,004

				15,345,332

	Total Corporate Bonds (Cost $160,497,780)			160,452,340

m,n	Senior Floating Rate Interests 13.0%
	Automobiles & Components 0.8%
o,p	Adient US LLC, Initial Term Loans, TBD, 5/06/24	United States	1,170,000	1,142,704
	Allison Transmission Inc., Initial Term Loans, 4.475%, (2-month USD LIBOR + 2.00%), 3/29/26	United States	519,785	521,950
	Thor Industries Inc., Initial USD Term Loans, 6.25%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	2,128,113	2,101,495

				3,766,149

	Capital Goods 0.2%
	Altra Industrial Motion Corp., Term Loan, 4.402%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	239,214	235,177
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 10.58%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	742,509	222,010
	Harsco Corp., Term Loan B-2, 4.688%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	229,110	229,444
	Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.904%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	192,010	188,170

				874,801

FSI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
m,n	Senior Floating Rate Interests (continued)
	Commercial & Professional Services 0.0%†
	KAR Auction Services Inc., Tranche B-5 Term Loans, 4.875%, (3-month USD LIBOR + 2.50%), 3/09/23	United States	178,651	$178,734

	Consumer Services 0.7%
	Aristocrat Technologies Inc., Term B-3 Loans, 4.342%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	838,240	831,953
	Avis Budget Car Rental LLC, Tranche B Term Loans, 4.41%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	1,013,874	1,012,926
	Eldorado Resorts Inc., Initial Term Loan, 4.688%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	345,096	344,734
	Las Vegas Sands LLC, Term B Loans, 4.152%, (1-month USD LIBOR + 1.75%), 3/27/25	United States	839,375	834,511

				3,024,124

	Diversified Financials 0.4%
	Asurion LLC, Second Lien Replacement B-2 Term Loans, 8.902%, (1-month USD LIBOR + 6.50%), 8/04/25	United States	35,919	36,499
o	Russell Investments U.S. Institutional Holdco Inc., Initial Term Loan, 5.652%, (1-month USD LIBOR + 3.25%), 6/01/23	United States	1,169,103	1,160,335
	Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.152%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	796,813	795,941

				1,992,775

	Energy 2.2%
	Fieldwood Energy LLC, Closing Date Loans, 7.652%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	5,136,631	4,789,909
	Foresight Energy LLC, Term Loans, 8.272%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	1,452,781	1,196,728
	Utex Industries Inc.,
	First Lien Initial Term Loan, 6.402%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	518,399	487,295
	Second Lien Initial Term Loan, 9.652%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	53,878	49,164
	Wolverine Fuels Holding LLC,
	First Lien Initial Term Loan, 8.272%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	1,881,662	1,850,300
	Second Lien Initial Term Loan, 13.272%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	1,571,328	1,491,779

				9,865,175

	Food & Staples Retailing 0.1%
	Aramark Corp., U.S. Term B-3 Loan, 4.08%, (3-month USD LIBOR + 1.75%), 3/11/25	United States	359,644	359,080

	Food, Beverage & Tobacco 0.1%
	CSM Bakery Supplies LLC, Second Lien Term Loan, 10.34%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	584,249	543,838

Semiannual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
m,n	Senior Floating Rate Interests (continued)
	Health Care Equipment & Services 0.8%
	DaVita Healthcare Partners Inc., Tranche B Term Loan, 5.135%, (1-week USD LIBOR + 2.75%), 6/24/21	United States	1,102,591	$1,103,280
	HCA Inc., Term Loan B11, 4.08%, (3-month USD LIBOR + 1.75%), 3/18/23	United States	486,404	487,113
	IQVIA Inc.,
	Term B-2 Dollar Loans, 4.33%, (3-month USD LIBOR + 2.00%), 1/20/25	United States	1,139,325	1,139,122
	Term B-3 Dollar Loans, 4.152%, (1-month USD LIBOR + 1.75%), 6/11/25	United States	695,054	692,509

				3,422,024

	Household & Personal Products 0.5%
c	FGI Operating Co. LLC (Freedom Group),
	[j] Term Loan, PIK, 12.518%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	811,426	780,394
	Term Loan FILO, 10.018% - 10.022%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,616,351	1,610,309

				2,390,703

	Materials 1.1%
	Appvion Operations Inc., Term Loan, 8.60%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	424,833	424,833
	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.08%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	569,571	563,699
	Chemours Co., Tranche B-2 US$ Term Loan, 4.16%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	1,329,939	1,294,473
	Crown Americas LLC, Dollar Term B Loan, 4.401%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	795,370	800,789
	Oxbow Carbon LLC,
	Second Lien Term Loan, 9.902%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	151,273	151,651
	Tranche A Term Loan, 4.902%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	1,147,500	1,141,763
	Tranche B Term Loan, 6.152%, (1-month USD LIBOR + 3.75%), 1/04/23	United States	518,000	520,590

				4,897,798

	Media & Entertainment 1.4%
	Charter Communications Operating LLC, Term A-2 Loan, 3.83%, (3-month USD LIBOR + 1.50%), 3/31/23	United States	868,965	865,489
	CSC Holdings LLC, March 2017 Incremental Term Loans, 4.644%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,209,516	1,192,696
	Gray Television Inc.,
	Term B-2 Loan, 4.681%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	843,033	840,549
	Term C Loan, 4.931%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	628,112	628,269

FSI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
m,n	Senior Floating Rate Interests (continued)
	Media & Entertainment (continued)
	iHeartCommunications Inc., Term Loan, 6.579%, (3-month USD LIBOR + 4.00%), 5/04/26	United States	210,913	$211,424
	Lions Gate Capital Holdings LLC, Term A Loan, 4.152%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	252,699	250,962
	Live Nation Entertainment Inc., Term B-3 Loans, 4.188%, (1-month USD LIBOR + 1.75%), 10/31/23	United States	571,234	571,056
	Mediacom Illinois LLC, Tranche N Term Loan, 4.14%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	1,653,773	1,645,491

				6,205,936

	Pharmaceuticals, Biotechnology & Life Sciences 0.8%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.688%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	2,215,115	2,083,593
	Valeant Pharmaceuticals International,
	First Incremental Term Loan, 5.162%, (1-month USD LIBOR + 2.75%), 11/27/25	United States	1,406,250	1,399,746
	Initial Term Loans, 5.412%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	285,199	285,377

				3,768,716

	Retailing 1.2%
[j]	99 Cents Only Stores,
	First Lien Term Loan, PIK, 8.83% - 9.022%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	154,133	141,931
	First Lien Term Loan, PIK, 9.151%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	187,199	172,379
	Ascena Retail Group Inc., Tranche B Term Loan, 6.938%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	2,103,259	1,383,765
	General Nutrition Centers Inc., FILO Term Loan (ABL), 9.41%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	152,644	154,695
	General Nutrition Centers, Inc.,
	Tranche B-2 Term Loans, 11.16%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	413,269	367,165
	Tranche B-2 Term Loans, 11.24%, (2-month USD LIBOR + 8.75%), 3/04/21	United States	410,443	364,654
	Harbor Freight Tools USA Inc., Refinancing Loans, 4.902%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	1,963,343	1,916,306
	Jo-Ann Stores Inc., Initial Loans, 7.592%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	821,178	730,849
	PETCO Animal Supplies Stores Inc., Second Amendment Term Loans, 5.833%, (3-month USD LIBOR + 3.25%), 1/26/23	United States	106,928	83,404
[o]	PetSmart Inc., Amended Loan, 6.67%, (1-month USD LIBOR + 4.25%), 3/11/22	United States	29,780	29,068

				5,344,216

	Semiconductors & Semiconductor Equipment 0.4%
	MKS Instruments Inc.,
	Tranche B-4 Term Loan, 4.402%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	224,811	225,204
	Tranche B-5 Term Loans, 4.652%, (1-month USD LIBOR + 2.25%), 2/01/26	United States	313,475	314,141

Semiannual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
m,n	Senior Floating Rate Interests (continued)
	Semiconductors & Semiconductor Equipment (continued)
	ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.152%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	1,139,956	$1,126,736

				1,666,081

	Software & Services 0.5%
o	Carbonite Inc., Initial Term Loan, 6.152%, (1-month USD LIBOR + 3.75%), 3/26/26	United States	94,118	94,490
	LegalZoom.com Inc., 2018 Term Loans, 6.902%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	184,556	185,244
[o,p]	TIBCO Software Inc., First Lien Term Loan, TBD, 6/15/26	United States	1,170,000	1,173,168
	WEX Inc., Term Loan B, 4.652%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	643,353	642,013

				2,094,915

	Technology Hardware & Equipment 0.1%
	CommScope Inc., Initial Term Loans, 5.652%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	647,567	647,648

	Telecommunication Services 0.3%
	Global Tel*Link Corp.,
	[o] First Lien Term Loan, 6.652%, (1-month USD LIBOR + 4.25%), 11/29/25.	United States	398,997	386,130
	Second Lien Term Loan, 10.652%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	183,038	178,690
	Securus Technologies Holdings Inc.,
	[o] Initial Term Loan, 6.83%, (3-month USD LIBOR + 4.50%), 11/01/24	United States	249,367	232,743
	Second Lien Initial Loan, 10.58%, (3-month USD LIBOR + 8.25%), 11/01/25	United States	597,127	553,338

				1,350,901

	Transportation 0.8%
	Allegiant Travel Co., Class B Term Loans, 7.065%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	232,708	232,999
	Hertz Corp., Tranche B-1 Term Loan, 5.16%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	1,658,930	1,655,820
	International Seaways Operating Corp., Initial Term Loans, 8.44%, (1-month USD LIBOR + 6.00%), 6/22/22	United States	722,471	722,471
	Navios Maritime Midstream Partners LP, Initial Term Loan, 6.89%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	1,252,931	1,234,137

				3,845,427

	Utilities 0.6%
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.86%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	2,769,083	2,756,622

	Total Senior Floating Rate Interests (Cost $60,911,718)			58,995,663

FSI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Foreign Government and Agency Securities 5.6%
f	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	1,600,000		$1,716,064
[h]	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	1,400,000	EUR	1,585,940
[f]	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	56,500,000	DOP	1,115,534
[f]	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	1,455,000		1,497,288
	Government of Colombia,
	senior bond, 9.85%, 6/28/27	Colombia	4,015,000,000	COP	1,576,903
	senior bond, 5.00%, 6/15/45	Colombia	1,300,000		1,438,541
[f]	Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	1,700,000		1,686,578
	Government of Indonesia,
	senior bond, FR64, 6.125%, 5/15/28	Indonesia	26,500,000,000	IDR	1,736,028
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	19,648,000,000	IDR	1,474,765
[f]	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	1,600,000		1,581,128
[f]	Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	700,000		807,362
	Government of Mexico,
	senior bond, M, 6.50%, 6/10/21	Mexico	293,000[q]	MXN	1,498,101
	senior note, 4.15%, 3/28/27	Mexico	1,100,000		1,153,350
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	24,100,000	ZAR	1,465,765
f	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	200,000		212,265
	144A, 7.75%, 9/01/23	Ukraine	369,000		391,574
	144A, 7.75%, 9/01/24	Ukraine	369,000		385,605
	[a,r] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	978,000		701,651
	senior bond, 144A, 7.375%, 9/25/32	Ukraine	500,000		491,993
[s]	Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	44,585,302	UYU	1,260,404
	Nota do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	2,900[t]	BRL	796,231
	10.00%, 1/01/23	Brazil	2,800[t]	BRL	801,273

	Total Foreign Government and Agency Securities (Cost $24,485,743)				25,374,343

	U.S. Government and Agency Securities 5.2%
	U.S. Treasury Bond,
	7.875%, 2/15/21	United States	728,000		798,155
	6.50%, 11/15/26	United States	1,940,000		2,552,237
	3.875%, 8/15/40	United States	2,800,000		3,495,078
	3.00%, 11/15/45	United States	2,041,000		2,231,427
	U.S. Treasury Note,
	2.75%, 2/15/24	United States	809,000		844,552
	3.125%, 11/15/28	United States	1,700,000		1,863,891
	[s] Index Linked, 0.125%, 7/15/24	United States	7,409,448		7,399,616
	[s] Index Linked, 0.375%, 7/15/25	United States	4,525,161		4,576,872

	Total U.S. Government and Agency Securities (Cost $23,006,727)				23,761,828

Semiannual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities 26.3%
	Banks 0.4%
u	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.83%, 7/10/38	United States	425,000	$393,829
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	740,000	777,576
u	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	723,056	733,497
v	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 2.784%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	73,795	74,174

				1,979,076

	Diversified Financials 25.9%
v	American Express Credit Account Master Trust, 2017-2, A, FRN, 2.844%, (1-month USD LIBOR + 0.45%), 9/16/24	United States	670,000	673,814
f,v	AMMC CLO XI Ltd.,
	2012-11A, BR2, 144A, FRN, 4.183%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	350,000	346,272
	2012-11A, DR2, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	300,000	284,049
f,v	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	1,455,000	1,438,937
f,v	Ares CLO Ltd., 2018-48A, D, 144A, FRN, 5.292%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	400,000	383,048
f,u	ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 4.478%, 1/15/32	United States	500,000	497,965
f,u	ARES LII CLO Ltd.,
	2019-52A, A2, 144A, FRN, 4.259%, 4/22/31	United States	250,000	250,300
	2019-52A, B, 144A, FRN, 4.459%, 4/22/31	United States	500,000	500,770
f,v	Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 3.817%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	432,000	431,348
f,u	Atrium XIV LLC, 14A, D, 144A, FRN, 5.551%, 8/23/30	United States	750,000	732,300
	Banc of America Commercial Mortgage Trust,
	2015-UBS7, A3, 3.441%, 9/15/48	United States	849,000	892,502
	2015-UBS7, A4, 3.705%, 9/15/48	United States	946,000	1,008,780
	[u] 2015-UBS7, B, FRN, 4.506%, 9/15/48	United States	615,000	666,586
f,u	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 4.961%, 5/26/35	United States	224,354	216,794
f,u	BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.742%, 10/20/30	United States	700,000	689,472
f	Betony CLO 2 Ltd.,
	[u] 2018-1A, A1, 144A, FRN, 3.663%, 4/30/31	United States	1,250,000	1,240,600
	[v] 2018-1A, C, 144A, FRN, 5.483%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	400,000	387,096
f,u	BlueMountain CLO Ltd.,
	2012-2A, BR2, 144A, FRN, 3.97%, 11/20/28	United States	510,000	507,776
	2012-2A, CR2, 144A, FRN, 4.52%, 11/20/28	United States	270,000	266,827
	2018-1A, D, 144A, FRN, 5.633%, 7/30/30	United States	1,000,000	974,520

FSI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
f,v	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.792%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	1,455,000	$1,456,280
f,v	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 3.747%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	200,000	194,760
f	BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	1,052,916	1,076,018
f	Burnham Park CLO Ltd.,
	[v] 2016-1A, A, 144A, FRN, 4.022%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	350,000	351,830
	[u] 2016-1A, BR, 144A, FRN, 4.092%, 10/20/29	United States	460,000	454,931
	[u] 2016-1A, CR, 144A, FRN, 4.742%, 10/20/29	United States	460,000	457,833
f,u	Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.697%, 10/15/31	United States	1,408,860	1,378,781
v	Capital One Multi-Asset Execution Trust,
	2016-A2, A2, FRN, 3.024%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	3,225,000	3,251,847
	2016-A7, A7, FRN, 2.904%, (1-month USD LIBOR + 0.51%), 9/16/24	United States	320,000	322,344
f,v	Carlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A, FRN, 5.497%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	300,000	286,863
f,u	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.797%, 10/15/31	United States	1,213,000	1,207,857
f,v	Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 3.812%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	1,150,000	1,148,827
f,v	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.551%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	1,253,000	1,253,514
f,u	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	704,000	740,948
f,u	CIM Trust,
	2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	1,547,541	1,590,437
	2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	2,210,859	2,263,028
u	Citibank Credit Card Issuance Trust,
	2016-A3, A3, FRN, 2.909%, 12/07/23	United States	350,000	352,533
	2017-A7, A7, FRN, 2.782%, 8/08/24	United States	2,685,000	2,694,525
f,u	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.192%, 10/20/28	United States	270,000	268,798
f	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	1,081,627	1,107,012
u	Discover Card Execution Note Trust, 2017-A7, A7, FRN, 2.754%, 4/15/25	United States	390,000	390,516
f,u	Dryden 38 Senior Loan Fund,
	2015-38A, CR, 144A, FRN, 4.597%, 7/15/30	United States	863,000	848,950
	2015-38A, DR, 144A, FRN, 5.597%, 7/15/30	United States	557,000	544,451

Semiannual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
f,v	Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 3.567%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	1,100,000	$1,088,483
f,v	Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 5.527%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	1,294,000	1,248,658
f,v	Dryden 55 CLO Ltd.,
	2018-55A, A1, 144A, FRN, 3.617%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	900,000	895,446
	2018-55A, D, 144A, FRN, 5.447%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000	288,027
f,v	Dryden 64 CLO Ltd., 2018-64A, D, 144A, FRN, 5.251%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	300,000	289,527
f,u	Eaton Vance CLO Ltd.,
	2014-1RA, C, 144A, FRN, 4.697%, 7/15/30	United States	315,610	310,680
	2014-1RA, D, 144A, FRN, 5.647%, 7/15/30	United States	462,825	455,674
f,u	Eleven Madison Trust 2015-11MD Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	1,091,000	1,156,887
	FHLMC Structured Agency Credit Risk Debt Notes,
	[v] 2013-DN2, M2, FRN, 6.654%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	1,861,193	2,012,903
	[v] 2014-DN1, M2, FRN, 4.604%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	796,894	810,740
	[v] 2014-DN2, M3, FRN, 6.004%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	2,290,000	2,437,671
	[v] 2014-DN3, M3, FRN, 6.404%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	184,376	196,889
	[v] 2014-DN4, M3, FRN, 6.954%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	1,373,225	1,479,039
	[v] 2014-HQ1, M3, FRN, 6.504%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	355,909	373,946
	[v] 2014-HQ2, M2, FRN, 4.604%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	571,769	581,014
	[v] 2014-HQ3, M3, FRN, 7.154%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	712,776	761,593
	[v] 2015-DNA1, M3, FRN, 5.704%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	250,000	269,264
	[v] 2015-DNA3, M3, FRN, 7.104%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	1,819,000	2,024,130
	[v] 2015-HQ1, M3, FRN, 6.204%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	873,900	899,839
	[v] 2015-HQA1, M3, FRN, 7.104%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	1,835,000	1,989,733
	[v] 2016-DNA2, M3, FRN, 7.054%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	1,673,000	1,808,430
	[u] 2017-DNA1, M2, FRN, 5.654%, 7/25/29	United States	990,000	1,047,496
	[u] 2017-DNA2, M2, FRN, 5.854%, 10/25/29	United States	1,340,000	1,434,417
	[v] 2017-DNA3, M2, FRN, 4.904%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	2,920,000	2,988,942
	[u] 2017-HQA1, M2, FRN, 5.954%, 8/25/29	United States	1,180,000	1,260,333

FSI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
f,v	Flagship CLO VIII Ltd.,
	2014-8A, ARR, 144A, FRN, 3.451%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	501,760	$501,258
	2014-8A, DR, 144A, FRN, 5.651%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	350,000	338,037
	FNMA Connecticut Avenue Securities,
	[v] 2013-C01, M2, FRN, 7.654%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	336,022	373,556
	[v] 2014-C01, M2, FRN, 6.804%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	498,000	544,759
	[v] 2014-C02, 1M2, FRN, 5.004%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,414,047	1,462,571
	[v] 2014-C02, 2M2, FRN, 5.004%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	727,098	745,047
	[v] 2014-C03, 1M2, FRN, 5.404%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	2,868,442	3,010,131
	[v] 2014-C03, 2M2, FRN, 5.304%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	144,781	151,054
	[v] 2015-C01, 1M2, FRN, 6.704%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	955,095	1,022,414
	[v] 2015-C01, 2M2, FRN, 6.954%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	870,071	916,168
	[v] 2015-C02, 1M2, FRN, 6.404%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	2,094,284	2,233,397
	[v] 2015-C02, 2M2, FRN, 6.404%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	1,009,199	1,050,810
	[v] 2015-C03, 1M2, FRN, 7.404%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	3,071,858	3,364,218
	[v] 2015-C03, 2M2, FRN, 7.404%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	1,478,527	1,582,395
	[u] 2016-C04, 1M2, FRN, 6.654%, 1/25/29	United States	1,590,000	1,708,924
	[v] 2017-C01, 1M2, FRN, 5.954%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,858,000	1,968,476
	[u] 2017-C03, 1M2, FRN, 5.404%, 10/25/29	United States	2,720,000	2,841,761
	[u] 2017-C03, 2M2, FRN, 5.254%, 11/25/29	United States	450,000	464,174
	[u] 2016-C02, 1M2, FRN, 8.404%, 9/25/28	United States	872,467	965,143
	[u] 2017-C05, 1M2, FRN, 4.604%, 1/25/30	United States	1,020,000	1,030,627
f	Galaxy XVIII CLO Ltd.,
	[u] 2018-28A, A2, 144A, FRN, 3.667%, 7/15/31	United States	900,000	900,198
	[v] 2018-28A, C, 144A, FRN, 4.547%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	250,000	241,555
f,u	Galaxy XXV CLO Ltd., 2018-25A, D, 144A, FRN, 5.68%, 10/25/31	United States	852,270	839,980
f,u	Galaxy XXVI CLO Ltd., 2018-26A, A, 144A, FRN, 3.723%, 11/22/31	United States	700,000	698,327
f,v	Galaxy XXVII CLO Ltd.,
	2018-27A, C, 144A, FRN, 4.325%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	400,000	386,984
	2018-27A, C, 144A, FRN, 5.275%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	600,000	565,164

Semiannual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	GS Mortgage Securities Trust,
	[u] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	728,000		$742,486
	2017-GS6, B, 3.869%, 5/10/50	United States	704,000		738,600
f,v	LCM 26 Ltd., 26A, B, 144A, FRN, 3.992%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	250,000		245,228
f,u	LCM XVI LP, 2016A, BR2, 144A, FRN, 4.347%, 10/15/31	United States	351,320		351,236
f,u	LCM XVII LP,
	2017A, BRR, 144A, FRN, 4.197%, 10/15/31	United States	350,000		347,154
	2017A, CRR, 144A, FRN, 4.697%, 10/15/31	United States	320,000		315,283
f,v	LCM XVIII LP, 2018A, DR, 144A, FRN, 5.392%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	770,000		737,660
f,v	LCM XXIV Ltd., 24A, A, 144A, FRN, 3.902%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	480,000		480,480
f,i,w	Madison Park Euro Funding XIV DAC, 14A, A1N, 144A, FRN, 7/15/32	Ireland	1,000,000	EUR	1,136,850
f,v	Madison Park Funding XXIII Ltd.,
	2017-23A, B, 144A, FRN, 4.282%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	400,000		399,300
	2017-23A, C, 144A, FRN, 4.932%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	500,000		500,725
f,u	Mill City Mortgage Loan Trust, 2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	1,470,000		1,509,700
v	MortgageIT Trust, 2004-1, A2, FRN, 3.304%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	134,695		135,582
f,u	Mountain View Funding CLO XIV Ltd.,
	2019-1A, A1, 144A, FRN, 4.058%, 4/15/29	United States	500,000		501,165
	2019-1A, C, 144A, FRN, 5.518%, 4/15/29	United States	500,000		501,535
f,v	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 4.071%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	2,182,000		2,150,186
f,u	Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 4.529%, 4/21/31	United States	390,000		390,835
f,u	Octagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN, 4.381%, 10/24/30	United States	250,000		250,368
f,v	Octagon Investment Partners 30 Ltd., 144A, FRN, 3.912%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	480,000		481,517
f,v	Octagon Investment Partners 36 Ltd., 2018-1A, A1, 144A, FRN, 3.567%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	500,000		496,725
f,v	Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 5.43%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	400,000		386,892
f,u	Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 5.542%, 7/20/30	United States	1,000,000		974,240
f,v	Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, 5.588%, (3-month USD LIBOR + 3.00%), 7/17/30	United States	400,000		387,964
f,v	Octagon Investment Partners XXIII Ltd.,
	2015-1A, BR, 144A, FRN, 3.797%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	400,000		395,764
	2015-1A, DR, 144A, FRN, 5.147%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	800,000		792,376

FSI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
v	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.714%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	160,754	$161,184
f,v	Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 3.807%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	400,000	400,064
f,u	Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 5.016%, 1/15/31	United States	1,300,000	1,308,996
v	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.94%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	142,393	143,354
u	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.616%, 4/25/45	United States	110,943	113,874
f	Voya CLO Ltd.,
	[v] 2013-2A, BR, 144A, FRN, 4.43%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	780,000	754,221
	[v] 2014-1A, CR2, 144A, FRN, 5.401%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	1,000,000	957,020
	[u] 2015-2A, BR, 144A, FRN, 4.092%, 7/23/27	United States	820,000	814,891
	[u] 2016-3A, A1R, 144A, FRN, 3.791%, 10/18/31	United States	900,000	898,425
	[v] 2017-2A, B, 144A, FRN, 4.947%, (3-month USD LIBOR + 2.35%), 6/07/30	United States	1,455,000	1,455,567
	[u] 2018-2A, A1, 144A, FRN, 3.597%, 7/15/31	United States	400,000	397,564
	[v] 2018-2A, D, 144A, FRN, 5.347%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	300,000	288,054
	Wells Fargo Mortgage Backed Securities Trust,
	[u] 2004-W, A9, FRN, 4.855%, 11/25/34	United States	252,829	263,709
	2007-3, 3A1, 5.50%, 4/25/22	United States	46,075	47,041

				117,403,343

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $120,760,595)			119,382,419

	Mortgage-Backed Securities 9.6%
x	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 4.929%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	8,697	9,007

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.6%
	FHLMC Gold 30 Year, 3.50%, 5/01/49	United States	6,519,759	6,669,322
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	193,140	210,937
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	144,030	156,469
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	91,167	101,902
	FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	United States	18,121	20,327
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	7,177	7,631
	FHLMC Gold 30 Year, 7.50%, 8/01/30 - 7/01/31	United States	903	949

				7,167,537

x	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 4.622%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/34	United States	68,028	71,697

Semiannual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal National Mortgage Association (FNMA) Fixed Rate 7.0%
	FNMA 15 Year, 2.50%, 7/01/22 - 6/01/27	United States	196,413	$198,135
	FNMA 15 Year, 4.50%, 3/01/20	United States	713	728
	FNMA 30 Year, 3.00%, 9/01/48	United States	3,509,872	3,555,004
	FNMA 30 Year, 3.00%, 11/01/48	United States	4,332,392	4,381,622
	FNMA 30 Year, 3.50%, 11/01/47	United States	2,763,193	2,846,360
	FNMA 30 Year, 3.50%, 6/01/49	United States	3,959,511	4,053,516
y	FNMA 30 Year, 3.50%, 7/01/49	United States	1,100,000	1,124,320
y	FNMA 30 Year, 4.00%, 6/01/49	United States	9,380,000	9,693,094
	FNMA 30 Year, 4.50%, 5/01/48	United States	5,519,488	5,863,947
	FNMA 30 Year, 5.00%, 4/01/30	United States	44,865	47,462
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	124,061	142,612

				31,906,800

	Government National Mortgage Association (GNMA) Fixed Rate 1.0%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	197,167	214,049
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	13,958	14,099
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,163	1,349
	GNMA II SF 30 Year, 4.50%, 5/20/49	United States	3,751,202	3,933,186
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	51,080	54,950
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	67,712	77,682
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	34,703	40,105
	GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	8,734	9,891

				4,345,311

	Total Mortgage-Backed Securities (Cost $43,011,753)			43,500,352

	Municipal Bonds 1.5%
	California State GO, Various Purpose, Refunding, 5.00%, 9/01/29	United States	1,335,000	1,643,225
	New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	405,000	446,780
	Orlando Health Obligated Group, 3.777%, 10/01/28	United States	330,000	351,823
	Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	1,205,000	1,326,283
[l]	Puerto Rico Electric Power Authority Power Revenue, Series A-RSA-1, 6.75%, 7/01/36	United States	2,805,000	2,258,025
	Series XX-RSA-1, 5.25%, 7/01/40.	United States	165,000	129,938
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	440,000	454,709

	Total Municipal Bonds (Cost $6,657,154)			6,610,783

FSI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country	Shares/ Units	Value
	Escrows and Litigation Trusts 0.0%†
a,c	Clear Channel Communications Inc., Escrow Account	United States	485,000	$—
a,c	iHeartCommunications Inc., Escrow Account	United States	324,000	—
a,c	Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	1,500,000	—
a,c	NewPage Corp., Litigation Trust	United States	2,500,000	—
a,c,d	Remington Outdoor Co. Inc., Litigation Units	United States	7,021	—
a,c	T-Mobile USA Inc., Escrow Account.	United States	1,654,665	—
a	Vistra Energy Corp., Escrow Account.	United States	3,000,000	7,500

	Total Escrows and Litigation Trusts (Cost $82,648)			7,500

	Total Investments before Short Term Investments (Cost $459,644,173)			451,151,541

			Shares

	Short Term Investments (Cost $7,294,034) 1.6%

	Money Market Funds 1.6%
e,z	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	7,294,034	7,294,034

	Total Investments (Cost $466,938,207) 101.1%			458,445,575

	Other Assets, less Liabilities (1.1)%			(4,920,351)

	Net Assets 100.0%			$453,525,224

Semiannual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(g).

cFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

dSee Note 8 regarding restricted securities.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019 , the aggregate value of these securities was $145,843,754, representing 32.2% of net assets.

gPerpetual security with no stated maturity date.

hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $2,572,084, representing 0.6% of net assets.

iSecurity purchased on a when-issued basis. See Note 1(c).

jIncome may be received in additional securities and/or cash.

kSee Note 1(f) regarding loan participation notes.

lSee Note 7 regarding defaulted securities.

mThe coupon rate shown represents the rate at period end.

nSee Note 1(i) regarding senior floating rate interests.

oSecurity purchased on a delayed delivery basis. See Note 1(c).

pA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

qPrincipal amount is stated in 100 Mexican Peso Units.

rThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

sPrincipal amount of security is adjusted for inflation. See Note 1(k).

tPrincipal amount is stated in 1,000 Brazilian Real Units.

uAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

vThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

wThe coupon rate will be determined at time of issue.

xAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

ySecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

zThe rate shown is the annualized seven-day effective yield at period end.

At June 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
U.S. Treasury 5 Yr. Note	Long	70	$8,270,937	9/30/19	$17,355
U.S. Treasury 10 Yr. Note	Long	33	4,222,969	9/19/19	48,658
Ultra 10 Yr. U.S. Treasury Note	Long	341	47,100,625	9/19/19	1,008,147

Total Futures Contracts					$1,074,160

*As of period end.

FSI-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	JPHQ	Sell	3,050,000	$2,185,432	7/26/19	$42,321	$—
Canadian Dollar	JPHQ	Sell	4,000,000	3,024,323	7/26/19	—	(31,779)
Australian Dollar	JPHQ	Sell	1,350,000	946,889	8/08/19	—	(2,075)
Canadian Dollar	JPHQ	Buy	600,000	448,229	9/18/19	10,556	—
Canadian Dollar	JPHQ	Sell	1,500,000	1,127,997	9/18/19	—	(18,966)
Euro	DBAB	Sell	650,000	733,863	9/18/19	—	(9,956)
Euro	JPHQ	Buy	2,936,600	3,341,366	9/18/19	19,092	—
Euro	JPHQ	Sell	4,242,409	4,834,384	9/18/19	—	(20,357)
Norwegian Krone	JPHQ	Buy	25,500,000	2,923,440	9/18/19	71,573	—
Swedish Krona	JPHQ	Buy	13,400,000	1,440,605	9/18/19	11,035	—
Swedish Krona	JPHQ	Sell	13,400,000	1,463,202	9/18/19	11,562	—
Swedish Krona	JPHQ	Sell	27,800,000	2,933,727	9/18/19	—	(77,884)
Swiss Franc	JPHQ	Buy	200,000	199,169	9/18/19	7,200	—
Swiss Franc	JPHQ	Sell	200,000	202,018	9/18/19	—	(4,351)
Chinese Yuan Renminbi	JPHQ	Buy	6,600,000	983,418	9/27/19	—	(23,529)
Chinese Yuan Renminbi	JPHQ	Sell	12,750,000	1,897,773	9/27/19	43,443	—
Chinese Yuan Renminbi	JPHQ	Sell	15,500,000	2,244,325	9/27/19	—	(9,959)
Australian Dollar	JPHQ	Sell	1,300,000	895,817	10/11/19	—	(19,476)
Australian Dollar	JPHQ	Sell	2,000,000	1,438,914	10/11/19	30,772	—
Turkish Lira	JPHQ	Buy	5,800,000	892,239	10/18/19	52,463	—
Indonesian Rupiah	JPHQ	Sell	7,200,000,000	491,199	12/13/19	—	(7,667)
Mexican Peso	JPHQ	Buy	1,300,000	65,853	12/16/19	—	(85)
South Korean Won	JPHQ	Sell	1,700,000,000	1,453,054	12/16/19	—	(23,994)

Total Forward Exchange Contracts						$300,017	$(250,078)

Net unrealized appreciation (depreciation)						$49,939

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index
CDX.EM.30	1.00%	Quarterly		12/20/23	$5,200,000	$(147,820)	$(199,488)	$ 51,668	Investment

									Grade

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	6/20/24	$1,810,000	$(329,739)	$(284,905)	$(44,834)

Semiannual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)

Contracts to Buy Protection[c] (continued)

Single Name (continued)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	$1,500,000	$10,721	$12,984	$(2,263)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	966,667	4,905	21,398	(16,493)

Contracts to Sell Protection[c,d]

Single Name
Government of Argentina	5.00%	Quarterly	MSCO	6/20/23	4,300,000	(621,435)	341,249	(962,684)	B
Government of Indonesia	1.00%	Quarterly	CITI	6/20/24	2,300,000	10,819	(7,458)	18,277	BBB
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	1,500,000	(42,487)	(56,937)	14,450	NR
Government of Russia	1.00%	Quarterly	BNDP	6/20/24	1,300,000	(8,045)	(16,773)	8,728	BBB-

Traded Index
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	750,000	5,132	—	5,132	Non- Investment Grade
[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	300,000	5,467	—	5,467	Non- Investment Grade
[e]Citibank Bespoke Bogota Index, Mezzanine Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	750,000	1,790	—	1,790	Non- Investment Grade
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	2,900,000	(682,788)	(112,511)	(570,277)	Non- Investment Grade
[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	620,000	3,957	—	3,957	Non- Investment Grade
[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	300,000	(49,137)	(40,828)	(8,309)	Non- Investment Grade
[e]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	450,000	(140,317)	(69,915)	(70,402)	Non- Investment Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	1,100,000	(227,784)	(52,386)	(175,398)	Non- Investment Grade

FSI-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	$3,100,000	$2,857	$—	$2,857	Non- Investment Grade
MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	2,270,000	44,185	20,573	23,612	Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	850,000	13,073	—	13,073	Non- Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	850,000	13,713	—	13,713	Non- Investment Grade

Total OTC Swap Contracts						$(1,985,113)	$(245,509)	$(1,739,604)

Total Credit Default Swap Contracts						$(2,132,933)	$(444,997)	$(1,687,936)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At June 30, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			464,800	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	400,000	EUR	$9,751

Semiannual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	12/20/19	$600,000	$824
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	MSCO	12/20/19	700,000	5,399
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	FBCO	3/20/20	750,000	3,381
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/20	1,100,000	9,385

Total Total Return Swap Contracts						$18,989

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page FSI-54.

FSI-34	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Franklin Strategic Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$446,193,628
Cost - Non-controlled affiliates (Note 3e)	20,744,579

Value - Unaffiliated issuers	$439,423,790
Value - Non-controlled affiliates (Note 3e)	19,021,785
Cash	7,697,525
Restricted cash for OTC derivative contracts (Note 1e)	110,000
Foreign currency, at value (cost $52,370)	52,370
Receivables:
Investment securities sold	173,988
Capital shares sold	173,398
Dividends and interest	3,861,100
Deposits with brokers for:
OTC derivative contracts	1,680,000
Futures contracts	524,150
Centrally cleared swap contracts	839,188
Variation margin on futures contracts	11,688
Variation margin on centrally cleared swap contracts	2,422
OTC swap contracts (upfront payments $551,403)	396,204
Unrealized appreciation on OTC forward exchange contracts	300,017
Unrealized appreciation on OTC swap contracts	139,796
FT Subsidiary deferred tax benefit (Note 1g)	181,227
Other assets	316

Total assets	474,588,964

Liabilities:
Payables:
Investment securities purchased	16,883,959
Capital shares redeemed	839,398
Management fees	224,965
Distribution fees	72,794
Trustees’ fees and expenses	857
Deposits from brokers for:
OTC derivative contracts	110,000
OTC swap contracts (upfront receipts $1,299,682)	641,713
Unrealized depreciation on OTC forward exchange contracts	250,078
Unrealized depreciation on OTC swap contracts	1,850,660
Deferred tax	22,442
Accrued expenses and other liabilities	166,874

Total liabilities	21,063,740

Net assets, at value	$453,525,224

Net assets consist of:
Paid-in capital	$487,808,916
Total distributable earnings (loss)	(34,283,692)

Net assets, at value	$453,525,224

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$302,060,958

Shares outstanding	28,008,421

Net asset value and maximum offering price per share	$10.78

Class 2:
Net assets, at value	$92,190,615

Shares outstanding	8,844,521

Net asset value and maximum offering price per share	$10.42

Class 4:
Net assets, at value	$59,273,651

Shares outstanding	5,535,613

Net asset value and maximum offering price per share	$10.71

FSI-36	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Franklin Strategic Income VIP Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$950,855
Interest: (net of foreign taxes)~
Unaffiliated issuers	10,282,607

Total investment income	11,233,462

Expenses:
Management fees (Note 3a)	1,404,208
Distribution fees: (Note 3c)
Class 2	111,460
Class 4	102,523
Custodian fees (Note 4)	5,708
Reports to shareholders	73,872
Professional fees	55,275
Trustees’ fees and expenses	2,274
Other	34,623

Total expenses	1,789,943
Expense reductions (Note 4)	(4,401)
Expenses waived/paid by affiliates (Note 3e)	(71,107)

Net expenses	1,714,435

Net investment income	9,519,027

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(424,838)
Non-controlled affiliates (Note 3e)	(1,769,646)
Foreign currency transactions	11,307
Forward exchange contracts	316,816
Futures contracts	1,609,018
Swap contracts	1,771,132

Net realized gain (loss)	1,513,789

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	17,908,048
Non-controlled affiliates (Note 3e)	586,351
Translation of other assets and liabilities denominated in foreign currencies	(20,151)
Forward exchange contracts	(212,811)
Futures contracts	382,479
Swap contracts	408,595
Change in deferred taxes on unrealized appreciation	(14,081)

Net change in unrealized appreciation (depreciation)	19,038,430

Net realized and unrealized gain (loss)	20,552,219

Net increase (decrease) in net assets resulting from operations	$30,071,246

~Foreign taxes withheld on interest	$12,493

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

for the six months ended June 30, 2019 (unaudited)

	Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 9,519,027	$24,508,744
Net realized gain (loss)	1,513,789	(9,616,538)
Net change in unrealized appreciation (depreciation)	19,038,430	(23,561,419)

Net increase (decrease) in net assets resulting from operations	30,071,246	(8,669,213)

Distributions to shareholders:
Class 1	(16,055,733)	(9,703,924)
Class 2	(4,608,498)	(5,724,625)
Class 4	(2,951,572)	(1,690,861)

Total distributions to shareholders	(23,615,803)	(17,119,410)

Capital share transactions: (Note 2)
Class 1	(4,794,924)	(43,986,518)
Class 2	1,616,075	(117,066,128)
Class 4	(2,387,529)	(10,271,574)

Total capital share transactions	(5,566,378)	(171,324,220)

Net increase (decrease) in net assets	889,065	(197,112,843)
Net assets:
Beginning of period	452,636,159	649,749,002

End of period	$453,525,224	$452,636,159

FSI-38	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Strategic Income VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2019, 80.6% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the

Semiannual Report	FSI-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an

FSI-40	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from

$100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of

Semiannual Report	FSI-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Derivative Financial Instruments (continued)

the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e.  Restricted Cash

At June 30, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f.  Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

FSI-42	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

g.  Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2019, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At June 30, 2019, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2019, the net assets of FT Subsidiary were $6,398,598, representing 1.4% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

Semiannual Report	FSI-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

k.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSI-44	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	381,210	$4,201,734	529,935	$5,819,800
Shares issued in reinvestment of distributions	1,499,135	16,055,733	904,373	9,703,924
Shares redeemed	(2,273,100)	(25,052,391)	(5,463,142)	(59,510,242)

Net increase (decrease)	(392,755)	$(4,794,924)	(4,028,834)	$(43,986,518)

Class 2 Shares:
Shares sold	859,552	$9,193,927	1,939,103	$20,473,500
Shares issued in reinvestment of distributions	445,266	4,608,498	552,570	5,724,625
Shares redeemed in-kind (Note 11)	—	—	(10,844,970)	(113,023,023)
Shares redeemed	(1,145,506)	(12,186,350)	(2,870,064)	(30,241,230)

Net increase (decrease)	159,312	$1,616,075	(11,223,361)	$(117,066,128)

Class 4 Shares:
Shares sold	282,205	$3,113,729	351,399	$3,829,733
Shares issued in reinvestment of distributions	277,403	2,951,572	158,766	1,690,861
Shares redeemed	(778,798)	(8,452,830)	(1,457,847)	(15,792,168)

Net increase (decrease)	(219,190)	$(2,387,529)	(947,682)	$(10,271,574)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates

Franklin Floating Rate Income Fund[a]	$ 12,230,563	$ —	$ —	$ —	$(502,812)	$11,727,751	1,358,951	$485,775

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Value at Beginning of Period	Purchases	Sales		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates (continued)
Franklin Lower Tier Floating Rate Fund	$ 13,000,405	$ —	$ (12,319,922)	[b]	$ (1,769,646)	$ 1,089,163	$ —	—	$359,788
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	10,265,231	78,898,452	(81,869,649)		—	$ —	7,294,034	7,294,034	105,292

Total Affiliated Securities	$ 35,496,199	$ 78,898,452	$ (94,189,571)		$ (1,769,646)	$ 586,351	$ 19,021,785		$950,855

aEffective May 31, 2019, Franklin Middle Tier Floating Rate Fund was renamed Franklin Floating Rate Income Fund.

bThe Fund sold shares of the affiliate through an in-kind transfer of common stocks and other equity interests, corporate bonds and senior floating rate interests securities and cash. See Note 6.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$3,186,035
Long term	36,761,926

Total capital loss carryforwards	$39,947,961	[a]

a Subject to certain limitations under Internal Revenue Code Section 382.

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$469,675,559

Unrealized appreciation	$9,535,735
Unrealized depreciation	(21,758,733)

Net unrealized appreciation (depreciation)	$(12,222,998)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps and financial futures transactions.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $309,092,020 and $336,241,726, respectively. Purchases and sales of investments excludes in-kind transactions of $10,271,362 and $12,319,922, respectively.

7.  Credit Risk and Defaulted Securities

At June 30, 2019, the Fund had 51.4% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2019, the aggregate value of these securities was $3,159,239, representing 0.7% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
18,684	[a] Appvion Operations Inc.	4/12/19	$252,711	$287,369
8,384	iHeartMedia Inc., A	6/09/11 - 9/05/14	194,247	121,696
142	iHeartMedia Inc., B	6/09/11 - 9/05/14	3,268	2,061
14,792,309	K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	114,768	10,500
1,472,041	K2016470219 South Africa Ltd., B	2/01/17	1,093	1,045
947,792	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 6/30/19	1,330,313	1,185
278,546	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/19	199,465	8,356
7,021	[b] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.1% of Net Assets)		$2,095,865	$432,212

a The Fund also invests in unrestricted securities of the issuer, valued at $424,833 as of June 30, 2019.

b The Fund also invests in unrestricted securities of the issuer, valued at $111,864 as of June 30, 2019.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

9.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$1,074,160	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC swap contracts	28,740		Unrealized depreciation on OTC swap contracts	—
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	300,017		Unrealized depreciation on OTC forward exchange contracts	250,078
Credit contracts	Variation margin on centrally cleared swap contracts	51,668	[a]	Variation margin on centrally cleared swap contracts	—
	OTC swap contracts (upfront payments)	396,204		OTC swap contracts (upfront receipts)	641,713
	Unrealized appreciation on OTC swap contracts	111,056		Unrealized depreciation on OTC swap contracts	1,850,660
Value recovery instruments	Investments in securities, at value	701,651	[b]

Totals		$2,663,496			$2,742,451

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the period ended June 30, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period		Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$1,609,018		Futures contracts	$382,479
	Swap contracts	925,071		Swap contracts	451,264
Foreign exchange contracts	Forward exchange contracts	316,816		Forward exchange contracts	(212,811)
Credit contracts	Swap contracts	846,061		Swap contracts	(42,669)
Value recovery instruments	Investments	98,000	[a]	Investments	65,778 [a]

Totals		$3,794,966			$644,041

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

9. Other Derivative Information (continued)

For the period ended June 30, 2019, the average month end notional amount of futures contracts and swap contracts and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Futures contracts	$32,829,607
Swap contracts	56,808,610
Forward exchange contracts	37,064,038
VRI	729,187

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$300,017	$ 250,078
Swap contracts	536,000	2,492,373

Total	$836,017	$2,742,451

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At June 30, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 19,327	$ (16,773)	$ —	$ —	$2,554
BZWS	48,832	(48,832)	—	—	—
CITI	80,817	(80,817)	—	—	—
DBAB	—	—	—	—	—
FBCO	3,381	—	—	—	3,381
GSCO	9,385	—	—	(9,385)	—
JPHQ	300,841	(300,841)	—	—	—
MSCO	373,434	(373,434)	—	—	—

Total	$836,017	$(820,697)	$ —	$(9,385)	$5,935

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 16,773	$ (16,773)	$ —	$ —	$ —
BZWS	75,693	(48,832)	—	—	26,861
CITI	1,107,484	(80,817)	—	(1,020,000)	6,667
DBAB	9,956	—	—	—	9,956
FBCO	—	—	—	—	—
GSCO	—	—	—	—	—
JPHQ	569,861	(300,841)	—	—	269,020
MSCO	962,684	(373,434)	—	(589,250)	—

Total	$2,742,451	$(820,697)	$ —	$(1,609,250)	$312,504

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-54.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

11.  Redemption In-Kind

During the year ended December 31, 2018, the Fund realized $2,963,426 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such losses are not taxable to the Fund, are not netted with capital gains that are distributed to remaining shareholders, they are reclassified from accumulated net realized losses to paid-in capital.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$111,864	$—	$111,864
Consumer Services	—	—	41,832	41,832
Energy	116,404	438,158	9	554,571
Materials	109,429	—	287,369	396,798
Media & Entertainment	98,195	—	123,757	221,952
Retailing	—	—	11,545	11,545
All Other Equity Investments	11,727,751	—	—	11,727,751
Corporate Bonds:
Retailing	—	1,267,294	1,185	1,268,479
All Other Corporate Bonds	—	159,183,861	—	159,183,861
Senior Floating Rate Interests:
Household & Personal Products	—	—	2,390,703	2,390,703
All Other Senior Floating Rate Interests	—	56,604,960	—	56,604,960
Foreign Government and Agency Securities	—	25,374,343	—	25,374,343
U.S. Government and Agency Securities	—	23,761,828	—	23,761,828
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	119,382,419	—	119,382,419
Mortgage-Backed Securities	—	43,500,352	—	43,500,352
Municipal Bonds	—	6,610,783	—	6,610,783
Escrows and Litigation Trusts	—	7,500	—[c]	7,500
Short Term Investments	7,294,034	—	—	7,294,034

Total Investments in Securities	$19,345,813	$436,243,362	$2,856,400	$458,445,575

Other Financial Instruments:
Futures Contracts	$1,074,160	$—	$—	$1,074,160
Forward Exchange Contracts	—	300,017	—	300,017
Swap Contracts	—	191,464	—	191,464

Total Other Financial Instruments	$1,074,160	$491,481	$—	$1,565,641

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$250,078	$—	$250,078
Swap Contracts	—	1,850,660	—	1,850,660

Total Other Financial Instruments	$—	$2,100,738	$—	$2,100,738

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the Consolidated financial statements and determined that no events have occurred that require disclosure

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage

BZWS	Barclays Bank PLC	COP	Colombian Peso	CLO	Collateralized Loan Obligation

CITI	Citigroup, Inc.	DOP	Dominican Peso	CMT	1 year Constant Maturity Treasury Index

DBAB	Deutsche Bank AG	EUR	Euro	FHLMC	Federal Home Loan Mortgage Corp.

FBCO	Credit Suisse International	IDR	Indonesian Rupiah	FNMA	Federal National Mortgage Association

GSCO	The Goldman Sachs Group, Inc.	MXN	Mexican Peso	FRN	Floating Rate Note

JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	GDP	Gross Domestic Product

MSCO	Morgan Stanley	UYU	Uruguayan peso	GNMA	Government National Mortgage Association

		ZAR	South African rand	HDC	Housing Development Corp.

				LIBOR	London InterBank Offered Rate

				MBS	Mortgage-Backed Security

				PIK	Payment-In-Kind

				RDA	Redevelopment Agency/Authority

				SF	Single Family

				T-Note	Treasury Note

				VRI	Value Recovery Instrument

Index

CDX.EM.Series number	CDX Emerging Markets Index

MCDX.NA.Series number	MCDX North America Index

FSI-54	Semiannual Report

Templeton Developing Markets VIP Fund

This semiannual report for Templeton Developing Markets VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a + 14.04% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index posted a +10.78% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index posted a +10.49% total return for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging market economic growth moderated during the six months ended June 30, 2019, with many countries’ growth rates dipping to multi-year lows. However, emerging market economies in general continued to grow faster than their developed market counterparts. China’s annual growth rate held steady in the first quarter of 2019 before moderating in

Geographic Composition

Based on Total Net Assets as of 6/30/19

the second quarter to its lowest level since 1992. Trade tensions with the U.S. and weak global demand hurt China’s economy, though industrial production growth and strong consumer demand, stimulated by government policies, were bright spots. Elsewhere in Asia, South Korea’s first-quarter annual growth rate was the lowest since 2009, due to weak growth in manufacturing and a contraction in construction. Taiwan’s first-quarter annual growth rate also hit a multi-year low, as the global slowdown hurt the country’s export-driven economy. In India, weak consumer demand and fixed investment drove first-quarter annual growth to its lowest level since 2014. Turning to Europe, Russia’s annual growth rate slowed in the first quarter due to weakness in information, communication, financial and insurance sectors, as well as contractions in other sectors, significantly real estate. In Latin America, Brazil’s first-quarter annual growth moderated due to weak consumer demand and fixed investment.

Monetary policies varied among emerging market central banks. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. South Korea’s and Taiwan’s central banks also held their benchmark interest rates steady, despite concerns about the negative effects of the U.S.-China trade dispute on the countries’ economies. India’s central bank unexpectedly cut its benchmark interest rate in February to

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON DEVELOPING MARKETS VIP FUND

boost a slowing economy amid low inflation, and made further cuts in April and June amid continued economic concerns. Russia’s central bank cut its key rate in June due to slowing inflation growth and weaker-than-expected economic growth. In Latin America, Brazil and Mexico’s central banks held their benchmark rates steady.

Emerging market equities rose during the six-month period, though they lagged developed and frontier market stocks. Emerging market equities, led by Asia, posted significant gains in the first quarter of 2019, aided by the U.S. Federal Reserve’s decision to halt interest rate hikes and easing U.S.-China trade tensions. In contrast, emerging market equities posted modest gains in the second quarter, as Asian emerging market equities declined due to a spike in U.S.-China tensions in May (though tensions eased again in late June) that included further tariff impositions and fears China would decrease stimulus policies. For the six-month period, all major regions posted positive returns, although Europe was the only region where emerging market equities outpaced overall developed market equites. Russia benefited from higher oil prices, an appreciating ruble and its perceived relative insulation from the U.S.-China trade dispute. Latin American equities advanced, led by Colombia and Brazil, despite concerns about Brazil’s slowing economic growth. Asian emerging market stocks lagged other regions, though Chinese equities still outpaced overall emerging market stocks. In this environment, global emerging market stocks, as measured by the MSCI EM Index, posted a +10.78% total return for the six-month period.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, key contributors to absolute performance included Naspers, Brilliance China Automotive and Samsung Electronics.

Top 10 Countries
6/30/19

% of Total Net Assets
China	24.5%
South Korea	16.0%
Russia	9.2%
Taiwan	8.5%
Brazil	8.2%
India	7.3%
South Africa	6.8%
U.K.	3.0%
U.S.	3.0%
Thailand	2.6%

Naspers is an internet and media group based in South Africa. It also has sizeable investments in some of the world’s leading technology companies, including China-based Tencent and Russia-based Mail.Ru (both Fund holdings). The first quarter of 2019 saw a broad recovery in the information technology (IT) sector driven by improved investor confidence. Sentiment in Naspers further benefited from Tencent’s above-consensus fourth quarter 2018 revenue and earnings. Investors also reacted positively to Naspers’ creation of a new company listing in Amsterdam, which management expects to unlock value and reduce the discount to net asset value.

Brilliance China manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture (JV) with German luxury car maker BMW (not a Fund holding). Brilliance China’s share price rebounded in the first half of 2019 as investors saw value emerge following a steep decline in the second half of 2018 after BMW announced plans to increase its JV stake to a majority share. The sale of part of Brilliance’s stake to BMW was approved by shareholders in early 2019, and the company is expected to distribute a special dividend from sale proceeds. However, completion of the deal is pending approval from Chinese regulators in 2022, when a change in regulations on foreign ownership comes into effect. Sentiment in the stock also benefited from Chinese government measures to support car sales.

Samsung is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode displays. Following weakness in the second half of 2018, Samsung’s share price rebounded due to improved sentiment in the technology sector in general. Although the company

Semiannual Report	TD-3

TEMPLETON DEVELOPING MARKETS VIP FUND

reported weak first-quarter operating profits, largely due to weakness in the semiconductor and display segments, management expectations for a recovery in the second half of 2019 provided investors with some comfort.

In contrast, key detractors from absolute performance included Glenmark Pharmaceuticals, Massmart and Naver.

Glenmark Pharmaceuticals is a mid-size Indian pharmaceutical company with a presence in generics and research and development. While fourth-quarter 2018 corporate results generally met market expectations, sentiment was hurt by weaker-than-expected growth in U.S. revenues along with earnings pressure from foreign exchange losses and higher research and development expenditures. A delay in U.S. approval and launch of an investigational product for the treatment of seasonal allergic rhinitis also led to shares falling sharply in June.

Massmart is a leading South African wholesaler, distributor and retailer of food products, general merchandise, alcohol, home improvement equipment and supplies. U.S.-based Walmart (not a Fund holding), the world’s largest retailer, owns a controlling stake in the company. Disappointing 2018 corporate results gave rise to a correction of Massmart’s share price. 2018 earnings declined largely due to weak sales growth and a contraction in the operating margin in two divisions. The company also released a profit decline warning for the first half of 2019. The resignation of the CEO and CFO further impacted sentiment.

Naver is South Korea’s largest web search engine, as well as a global information and communication technology brand that provides services including LINE messenger, currently with more than 200 million users around the world. Although lower marketing costs supported earnings, concerns that competition from U.S. search platforms have impacted key business areas hurt its share price. Losses at Naver’s Japanese subsidiary LINE were due to aggressive efforts to expand the service into fintech and also raised investor concerns.

During the past six months, we increased the Fund’s holdings in China, Brazil and Mexico due to their solid fundamentals. Investments in companies that are listed in the U.S. but have significant exposure to emerging markets were also increased. In terms of sectors, we undertook

Top 10 Holdings
6/30/19

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.4%
Naspers Ltd. Internet & Direct Marketing Retail, South Africa	5.9%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	5.0%
ICICI Bank Ltd. Banks, India	3.6%
Brilliance China Automotive Holdings Ltd. Automobiles, China	3.4%
Unilever PLC Personal Products, U.K.	3.0%
Tencent Holdings Ltd. Interactive Media & Services, China	2.9%
Banco Bradesco SA Banks, Brazil	2.6%
LUKOIL PJSC Oil, Gas & Consumable Fuels, Russia	2.5%

additions in IT, industrials and financials.2 New purchases included Health & Happiness H&H International, a leading family nutrition product company in China; Petroleo Brasileiro (Petrobras), Brazil’s national energy company; and Argentinian bank BBVA Argentina, which initiated the Fund’s exposure to that country. We increased existing positions in Cognizant Technology, a major global information technology services company, and China Resources Cement.

We reduced the Fund’s investments in Thailand, Peru and Taiwan in favor of stocks we deemed to be more attractively valued within our investment universe. Sectors that experienced the largest sales were materials, consumer discretionary and communication services.3 We made key reductions in the aforementioned Naspers and in Compania De Minas Buenaventura, a Peruvian precious metals company, while we liquidated the Fund’s positions in cement producer Semen Indonesia and Nigerian Breweries, which eliminated the Fund’s exposure to Nigeria.

2. The information technology sector comprises electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI. The industrials sector comprises construction and engineering, industrial conglomerates and transportation infrastructure in the SOI. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; internet and direct marketing retail; multiline retail; and textiles, apparel and luxury goods in the SOI. The communication services sector comprises entertainment, interactive media and services, media and wireless telecommunication services in the SOI.

TD-4	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,140.40	$7.96	$1,017.36	$7.50	1.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TD-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.62	$10.31	$ 7.42	$ 6.37	$ 9.27	$10.26

Income from investment operations[a]:

Net investment income[b]	0.07	0.09	0.08	0.05	0.06	0.15	[c]

Net realized and unrealized gains (losses)	1.15	(1.67)	2.92	1.08	(1.63)	(0.97)

Total from investment operations	1.22	(1.58)	3.00	1.13	(1.57)	(0.82)

Less distributions from:

Net investment income	(0.12)	(0.11)	(0.11)	(0.08)	(0.20)	(0.17)

Net realized gains	—	—	—	—	(1.13)	—

Total distributions	(0.12)	(0.11)	(0.11)	(0.08)	(1.33)	(0.17)

Redemption fees	—	—	—	—	—	—	[d]

Net asset value, end of period	$ 9.72	$ 8.62	$10.31	$ 7.42	$ 6.37	$ 9.27

Total return[e]	14.23%	(15.44)%	40.65%	17.79%	(19.42)%	(8.09)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.15%	1.24%	1.36%	1.38%	1.33%	1.36%

Expenses net of waiver and payments by affiliates	1.15% [g]	1.24% [g]	1.35% [h]	1.36%	1.32%	1.36%	[g]

Net investment income	1.42%	0.99%	0.86%	0.79%	0.74%	1.51%	[c]

Supplemental data

Net assets, end of period (000’s)	$91,732	$85,397	$105,493	$82,596	$77,000	$114,487

Portfolio turnover rate	8.56%	9.22%	10.76%	26.78%	71.69%	82.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.11%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.54	$10.23	$ 7.36	$ 6.32	$ 9.20	$10.19

Income from investment operations[a]:

Net investment income[b]	0.05	0.07	0.05	0.04	0.04	0.12	[c]

Net realized and unrealized gains (losses)	1.15	(1.68)	2.91	1.06	(1.61)	(0.96)

Total from investment operations	1.20	(1.61)	2.96	1.10	(1.57)	(0.84)

Less distributions from:

Net investment income	(0.09)	(0.08)	(0.09)	(0.06)	(0.18)	(0.15)

Net realized gains	—	—	—	—	(1.13)	—

Total distributions	(0.09)	(0.08)	(0.09)	(0.06)	(1.31)	(0.15)

Redemption fees	—	—	—	—	—	—	[d]

Net asset value, end of period	$ 9.65	$ 8.54	$10.23	$ 7.36	$ 6.32	$ 9.20

Total return[e]	14.16%	(15.79)%	40.41%	17.44%	(19.60)%	(8.39)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.40%	1.49%	1.61%	1.63%	1.58%	1.61%

Expenses net of waiver and payments by affiliates	1.40% [g]	1.49% [g]	1.60% [h]	1.61%	1.57%	1.61%	[g]

Net investment income	1.17%	0.74%	0.61%	0.54%	0.49%	1.26%	[c]

Supplemental data

Net assets, end of period (000’s)	$221,695	$195,305	$270,433	$205,151	$192,120	$250,813

Portfolio turnover rate	8.56%	9.22%	10.76%	26.78%	71.69%	82.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

TD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 8.59	$10.28	$ 7.39	$ 6.34	$ 9.22	$10.20

Income from investment operations[a]:

Net investment income[b]	0.05	0.06	0.05	0.03	0.03	0.12	[c]

Net realized and unrealized gains (losses)	1.15	(1.68)	2.92	1.06	(1.62)	(0.97)

Total from investment operations	1.20	(1.62)	2.97	1.09	(1.59)	(0.85)

Less distributions from:

Net investment income	(0.08)	(0.07)	(0.08)	(0.04)	(0.16)	(0.13)

Net realized gains	—	—	—	—	(1.13)	—

Total distributions	(0.08)	(0.07)	(0.08)	(0.04)	(1.29)	(0.13)

Redemption fees	—	—	—	—	—	—	[d]

Net asset value, end of period	$ 9.71	$ 8.59	$10.28	$ 7.39	$ 6.34	$ 9.22

Total return[e]	14.04%	(15.81)%	40.30%	17.32%	(19.70)%	(8.48)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.50%	1.59%	1.71%	1.73%	1.68%	1.71%

Expenses net of waiver and payments by affiliates	1.50% [g]	1.59% [g]	1.70% [h]	1.71%	1.67%	1.71%	[g]

Net investment income	1.07%	0.64%	0.51%	0.44%	0.39%	1.16%	[c]

Supplemental data

Net assets, end of period (000’s)	$5,574	$5,203	$7,199	$6,377	$7,109	$11,106

Portfolio turnover rate	8.56%	9.22%	10.76%	26.78%	71.69%	82.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.76%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Templeton Developing Markets VIP Fund
		Industry	Shares	Value
	Common Stocks 91.8%
	Argentina 0.2%
	Banco BBVA Argentina SA, ADR	Banks	58,700	$664,484

	Brazil 2.7%
a	B2W Cia Digital	Internet & Direct Marketing Retail	115,300	981,430
	B3 SA - Brasil Bolsa Balcao	Capital Markets	247,800	2,414,825
	Lojas Americanas SA	Multiline Retail	169,200	580,139
	M. Dias Branco SA	Food Products	136,200	1,380,425
	Mahle-Metal Leve SA	Auto Components	136,600	878,447
	Totvs SA	Software	200,000	2,287,721

				8,522,987

	Cambodia 1.1%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	2,857,800	3,515,480

	China 24.5%
a	Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	93,210	15,794,435
	BAIC Motor Corp. Ltd., H	Automobiles	1,686,100	1,057,569
a	Baidu Inc., ADR	Interactive Media & Services	9,411	1,104,475
	Brilliance China Automotive Holdings Ltd.	Automobiles	9,831,800	10,873,671
	China Construction Bank Corp., H	Banks	7,168,000	6,175,079
	China Merchants Bank Co. Ltd., A	Banks	337,500	1,768,400
	China Mobile Ltd.	Wireless Telecommunication Services	447,000	4,071,101
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	2,500,900	1,699,888
	China Resources Cement Holdings Ltd.	Construction Materials	2,338,400	2,265,918
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,000,500	3,421,168
	COSCO Shipping Ports Ltd.	Transportation Infrastructure	847,238	836,160
	Dah Chong Hong Holdings Ltd.	Distributors	1,746,100	583,363
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing	98,933	707,371
	Health & Happiness H&H International Holdings Ltd.	Food Products	335,400	1,904,084
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	603,200	1,025,389
	NetEase Inc., ADR	Entertainment	6,922	1,770,440
	Ping An Bank Co. Ltd., A	Banks	2,027,300	4,068,299
	Ping An Insurance Group Co. of China Ltd., A	Insurance	273,623	3,530,864
	Sands China Ltd.	Hotels, Restaurants & Leisure	338,600	1,618,851
	Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	161,000	1,663,140
	Tencent Holdings Ltd.	Interactive Media & Services	208,500	9,410,610
	Uni-President China Holdings Ltd.	Food Products	2,016,700	2,245,898
	Weifu High-Technology Co. Ltd., B	Auto Components	334,339	603,014

				78,199,187

	Czech Republic 0.4%
	Moneta Money Bank AS	Banks	390,403	1,336,799

	Hungary 0.9%
	Richter Gedeon Nyrt	Pharmaceuticals	161,270	2,970,562

	India 7.3%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	35,390	1,846,876
	Biocon Ltd.	Biotechnology	581,104	2,111,611
	Coal India Ltd.	Oil, Gas & Consumable Fuels	224,035	824,657
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	292,323	1,879,643

TD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	India (continued)
	ICICI Bank Ltd.	Banks	1,806,409	$11,451,506
	Infosys Ltd.	IT Services	306,365	3,252,490
	Tata Chemicals Ltd.	Chemicals	174,200	1,583,085
a	Tata Motors Ltd., A	Automobiles	394,471	455,687

				23,405,555

	Indonesia 1.3%
	Astra International Tbk PT	Automobiles	8,085,700	4,263,915

	Kenya 0.3%
	Equity Group Holdings PLC	Banks	2,127,994	810,862

	Mexico 2.5%
	Banco Santander Mexico SA Institucion de Banca Multiple
	Grupo Financiero Santander, ADR	Banks	949,761	7,265,672
	Nemak SAB de CV	Auto Components	1,686,600	791,311

				8,056,983

	Pakistan 0.3%
	Habib Bank Ltd.	Banks	1,460,000	1,002,690

	Peru 0.7%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	47,770	796,326
	Intercorp Financial Services Inc.	Banks	31,950	1,453,725

				2,250,051

	Philippines 0.3%
	BDO Unibank Inc.	Banks	327,469	894,899

	Russia 9.2%
	Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	622,000	4,556,772
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	95,250	8,041,005
a,b	Mail.Ru Group Ltd., GDR, Reg S	Interactive Media & Services	112,799	2,878,630
	MMC Norilsk Nickel PJSC, ADR	Metals & Mining	37,800	858,438
	Sberbank of Russia PJSC, ADR	Banks	498,847	7,672,267
a	Yandex NV, A	Interactive Media & Services	136,818	5,199,084

				29,206,196

	Singapore 0.2%
	DBS Group Holdings Ltd.	Banks	25,706	493,130

	South Africa 6.8%
	Massmart Holdings Ltd.	Food & Staples Retailing	465,421	2,054,831
a	MultiChoice Group Ltd.	Media	90,505	860,637
	Naspers Ltd., N	Internet & Direct Marketing Retail	77,527	18,817,330

				21,732,798

	South Korea 16.0%
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	59,210	3,925,361
	Hankook Technology Group Co. Ltd.	Diversified Financial Services	37,500	555,885
	Hankook Tire & Technology Co. Ltd.	Auto Components	21,600	655,315
	Hanon Systems	Auto Components	94,741	954,010
	HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	56,247	2,114,841
	Hite Jinro Co. Ltd.	Beverages	29,470	518,363

Semiannual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	KT Skylife Co. Ltd.	Media	166,071	$1,514,382
	LG Corp.	Industrial Conglomerates	83,455	5,547,124
	Naver Corp.	Interactive Media & Services	62,869	6,194,847
	POSCO	Metals & Mining	12,766	2,697,881
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	589,877	23,963,403
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	37,980	2,281,544

				50,922,956

	Taiwan 8.5%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	248,000	1,781,264
	CTBC Financial Holding Co. Ltd.	Banks	2,244,000	1,546,562
	FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	1,759,800	711,836
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	629,200	1,572,086
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	7,900	983,101
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,658,000	20,506,876

				27,101,725

	Thailand 2.6%
	Kasikornbank PCL, fgn	Banks	619,500	3,825,196
	Kiatnakin Bank PCL, fgn	Banks	1,009,800	2,286,774
	Thai Beverage PCL, fgn	Beverages	3,442,500	2,111,417

				8,223,387

	United Kingdom 3.0%
	Unilever PLC	Personal Products	155,816	9,685,164

	United States 3.0%
	Cognizant Technology Solutions Corp., A	IT Services	110,315	6,992,868
a	IMAX Corp.	Entertainment	125,255	2,530,151

				9,523,019

	Total Common Stocks (Cost $215,575,062)			292,782,829

	Preferred Stocks 5.5%

	Brazil 5.5%
c	Banco Bradesco SA, 3.053%, ADR, pfd.	Banks	828,715	8,137,981
c	Itau Unibanco Holding SA, 7.589%, ADR, pfd.	Banks	808,743	7,618,359
c	Petroleo Brasileiro SA, 0.599%, ADR, pfd.	Oil, Gas & Consumable Fuels	118,600	1,684,120

	Total Preferred Stocks (Cost $7,685,628)			17,440,460

	Total Investments before Short Term Investments (Cost $223,260,690)			310,223,289

TD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Shares	Value
	Short Term Investments (Cost $8,751,654) 2.7%

	Money Market Funds 2.7%

	United States 2.7%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	8,751,654	$8,751,654

	Total Investments (Cost $232,012,344) 100.0%		318,974,943

	Other Assets, less Liabilities 0.0%†		25,081

	Net Assets 100.0%		$319,000,024

See Abbreviations on page TD-23.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Regulation Sunder the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the value of this security was $2,878,630, representing 0.9% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$223,260,690
Cost - Non-controlled affiliates (Note 3e)	8,751,654

Value - Unaffiliated issuers	$310,223,289
Value - Non-controlled affiliates (Note 3e)	8,751,654
Foreign currency, at value (cost $40,969)	41,031
Receivables:
Capital shares sold	320,724
Dividends	1,630,697
Foreign tax refund	22,245
Other assets	221

Total assets	320,989,861

Liabilities:
Payables:
Investment securities purchased	442,375
Capital shares redeemed	254,788
Management fees	263,622
Distribution fees	92,834
Trustees’ fees and expenses	370
Deferred tax.	787,108
Accrued expenses and other liabilities	148,740

Total liabilities	1,989,837

Net assets, at value	$319,000,024

Net assets consist of:
Paid-in capital	$236,719,859
Total distributable earnings (loss)	82,280,165

Net assets, at value	$319,000,024

Class 1:
Net assets, at value	$ 91,731,514

Shares outstanding	9,441,896

Net asset value and maximum offering price per share	$9.72

Class 2:
Net assets, at value	$221,694,981

Shares outstanding	22,978,355

Net asset value and maximum offering price per share	$9.65

Class 4:
Net assets, at value	$ 5,573,529

Shares outstanding	574,222

Net asset value and maximum offering price per share	$9.71

TD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Templeton Developing Markets VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 3,954,387
Non-controlled affiliates (Note 3e)	62,701

Total investment income	4,017,088

Expenses:
Management fees (Note 3a)	1,638,242
Distribution fees: (Note 3c)
Class 2	269,584
Class 4	9,623
Custodian fees (Note 4)	44,519
Reports to shareholders	79,037
Professional fees	32,077
Trustees’ fees and expenses	1,304
Other	15,131

Total expenses	2,089,517
Expenses waived/paid by affiliates (Note 3e)	(10,484)

Net expenses	2,079,033

Net investment income	1,938,055

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	4,574,914
Foreign currency transactions	(17,931)

Net realized gain (loss)	4,556,983

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	33,336,434
Translation of other assets and liabilities denominated in foreign currencies	(4,828)

Change in deferred taxes on unrealized appreciation	(226,625)

Net change in unrealized appreciation (depreciation)	33,104,981

Net realized and unrealized gain (loss)	37,661,964

Net increase (decrease) in net assets resulting from operations	$39,600,019

*Foreign taxes withheld on dividends	$593,574
#Net of foreign taxes	$62,742

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$1,938,055	$2,697,670
Net realized gain (loss)	4,556,983	19,694,258
Net change in unrealized appreciation (depreciation)	33,104,981	(77,137,099)

Net increase (decrease) in net assets resulting from operations	39,600,019	(54,745,171)

Distributions to shareholders:
Class 1	(1,134,638)	(1,013,838)
Class 2	(2,113,534)	(1,947,210)
Class 4	(46,961)	(46,243)

Total distributions to shareholders	(3,295,133)	(3,007,291)

Capital share transactions: (Note 2)
Class 1	(4,446,567)	(3,414,259)
Class 2	1,537,945	(35,130,020)
Class 4	(301,194)	(923,409)

Total capital share transactions	(3,209,816)	(39,467,688)

Net increase (decrease) in net assets	33,095,070	(97,220,150)
Net assets:
Beginning of period	285,904,954	383,125,104

End of period	$319,000,024	$285,904,954

TD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Developing Markets VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Semiannual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These

TD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	326,922	$3,144,807	1,801,012	$17,302,432
Shares issued in reinvestment of distributions	121,873	1,134,638	105,170	1,013,838
Shares redeemed	(918,209)	(8,726,012)	(2,222,370)	(21,730,529)

Net increase (decrease)	(469,414)	$(4,446,567)	(316,188)	$(3,414,259)

Class 2 Shares:
Shares sold	2,954,596	$28,019,292	4,771,227	$45,978,347
Shares issued in reinvestment of distributions	228,490	2,113,534	203,470	1,947,210
Shares redeemed	(3,063,335)	(28,594,881)	(8,557,714)	(83,055,577)

Net increase (decrease)	119,751	$1,537,945	(3,583,017)	$(35,130,020)

Class 4 Shares:
Shares sold	21,672	$206,120	48,260	$471,887
Shares issued in reinvestment of distributions	5,050	46,961	4,802	46,243
Shares redeemed	(58,336)	(554,275)	(147,608)	(1,441,539)

Net increase (decrease)	(31,614)	$(301,194)	(94,546)	$(923,409)

Semiannual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion
0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion
0.850%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 1.049% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4 respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$5,427,431	$30,356,496	$(27,032,273)	$—	$—	$8,751,654	8,751,654	$62,701

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5.  Income Taxes

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$6,657,029

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$237,006,458

Unrealized appreciation	$101,238,393
Unrealized depreciation	(19,269,908)

Net unrealized appreciation (depreciation)	$81,968,485

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $26,350,921 and $35,045,781, respectively.

Semiannual Report	TD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At June 30, 2019, the Fund had 9.2% of its net assets invested in Russia.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

TD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

At June 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Semiannual Report	TD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 13, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0303	$0.1526
Class 2	$0.0303	$0.1267
Class 4	$0.0303	$0.1143

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TD-24	Semiannual Report

Templeton Foreign VIP Fund

This semiannual report for Templeton Foreign VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +6.47% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TF-1

TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the US, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, posted a +13.60% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets

Geographic Composition

Based on Total Net Assets as of 6/30/19

were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter. However, the bloc’s annual inflation rate decreased during the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing investments for the Fund, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of

Top 10 Holdings
6/30/19

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.1%
BP PLC Oil, Gas & Consumable Fuels, U.K.	3.3%
Standard Chartered PLC Banks, U.K.	3.3%
Roche Holding AG Pharmaceuticals, Switzerland	3.1%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	3.0%
BNP Paribas SA Banks, France	3.0%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.7%
KB Financial Group Inc. Banks, South Korea	2.6%
Sanofi Pharmaceuticals, France	2.4%
ING Groep NV Banks, Netherlands	2.2%

a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

During the six months under review, stock selection in materials contributed to relative performance.3 The sector’s largest contributors were Canadian precious metal firms Alamos Gold (not part of the index) and Wheaton Precious Metals. Wheaton benefited from a favorable settlement related to a Canadian tax audit that had depressed its share price for years. Shares also rallied in May after the firm’s reported earnings and gold production beat consensus expectations. The stock remains an attractive holding, trading at what we view as reasonable valuations on a variety of metrics and providing a capital-light, low-cost streaming model that offers gold exposure with superior economics compared to traditional mining companies.

In other sectors, key relative contributors included China Life Insurance (not held at period-end), a Chinese life insurer, and SBM Offshore (not part of the index), a Dutch oil

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

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TEMPLETON FOREIGN VIP FUND

services firm. SBM’s shares rallied after it announced a strong order book, raised its dividend and initiated a share buyback program. The stock continued to rally after securing contracts from Exxon Mobil and Petrobras (not Fund holdings). Other relative contributors included Dutch semiconductor manufacturer NXP Semiconductors, South Korean multinational electronics company Samsung Electronics, Swiss smart metering solutions company Landis+Gyr (not part of the index), Canadian integrated oil company Cenovus Energy (not held at period-end), British banking firm Standard Chartered and Singaporean telecommunications firm Singapore Telecommunications.

In contrast, stock selection and an overweighted allocation in the communication services sector detracted from relative results.4 Notably, our positions in Chinese internet services company Baidu, German telecommunication services provider Telefonica Deutschland, Luxembourg-based media firm SES and British telecommunications company Vodafone hurt performance. Baidu’s stock price fell amid a cyclical slowdown in China’s economy. We believe Baidu’s core search business remains undervalued, and the company has enjoyed strong growth in active daily users and a high cash position.

Stock selection in the health care and financials sectors also detracted from relative results.5 In health care, Israeli pharmaceuticals firm Teva Pharmaceutical Industries and Chinese health care provider Sinopharm were notable detractors. Teva’s share price declined due to weakness in the U.S. generic drug market and slumping sales of one of its aging flagship drugs. A surprising settlement of a U.S. opioid lawsuit, which added to the existing litigation risk surrounding an industry-wide price-fixing scandal, also hurt its share price. While these situations are unlikely to materially impact near-term cash flow—which we believe should improve amid ongoing cost-cutting—they do raise the risk profile of the investment, particularly in light of Teva’s high financial and operating leverage in the competitive, commodity-like generic drug industry. In financials, South Korean banking firm KB Financial Group was a notable relative detractor.

Key relative detractors in other sectors included Japanese food retailer Seven & i Holdings, Japanese household durables company Panasonic and South Korean electric utilities firm Korea Electric Power.

No region contributed to relative performance, but overweighting in the Netherlands and stock selection in Singapore and Canada helped relative results. In contrast, stock selection in Asia and Europe detracted from relative results. Notable individual detractors included China, Germany and Israel.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. The communication services sector comprises diversified telecommunication services, entertainment, interactive media and services, media and wireless telecommunication services in the SOI.

5. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The financials sector comprises banks and capital markets in the SOI.

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TEMPLETON FOREIGN VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,064.70	$6.04	$1,018.94	$5.91	1.18%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Foreign VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.01	$15.80	$13.89	$13.46	$15.34	$17.56

Income from investment operations[a]:

Net investment income[b]	0.33	0.29	0.30	0.33	0.31	0.53	[c]

Net realized and unrealized gains (losses)	0.52	(2.64)	2.03	0.62	(1.16)	(2.39)

Total from investment operations	0.85	(2.35)	2.33	0.95	(0.85)	(1.86)

Less distributions from:

Net investment income	(0.27)	(0.44)	(0.42)	(0.29)	(0.53)	(0.36)

Net realized gains	(0.14)	—	—	(0.23)	(0.50)	—

Total distributions	(0.41)	(0.44)	(0.42)	(0.52)	(1.03)	(0.36)

Redemption fees	—	—	—	—	—	—	[d]

Net asset value, end of period	$13.45	$13.01	$15.80	$13.89	$13.46	$15.34

Total return[e]	6.65%	(15.27)%	17.02%	7.49%	(6.31)%	(10.89)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.85%	0.83%	0.82%	0.80%	0.78%	0.77%

Expenses net of waiver and payments by affiliates	0.83%	0.81%	0.81% [g]	0.78%	0.78% [h]	0.77%	[h]

Net investment income	4.85%	1.96%	1.99%	2.38%	2.05%	3.11%	[c]

Supplemental data

Net assets, end of period (000’s)	$119,825	$114,784	$152,684	$133,218	$214,172	$248,355

Portfolio turnover rate	11.70%	21.38%	26.81%	20.93%	15.15%	25.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.13%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.74	$15.47	$13.61	$13.20	$15.05	$17.24

Income from investment operations[a]:

Net investment income[b]	0.31	0.25	0.26	0.28	0.27	0.48	[c]

Net realized and unrealized gains (losses)	0.50	(2.58)	1.98	0.62	(1.13)	(2.35)

Total from investment operations	0.81	(2.33)	2.24	0.90	(0.86)	(1.87)

Less distributions from:

Net investment income	(0.23)	(0.40)	(0.38)	(0.26)	(0.49)	(0.32)

Net realized gains	(0.14)	—	—	(0.23)	(0.50)	—

Total distributions	(0.37)	(0.40)	(0.38)	(0.49)	(0.99)	(0.32)

Redemption fees	—	—	—	—	—	—	[d]

Net asset value, end of period	$13.18	$12.74	$15.47	$13.61	$13.20	$15.05

Total return[e]	6.47%	(15.44)%	16.69%	7.18%	(6.49)%	(11.13)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.10%	1.08%	1.07%	1.05%	1.03%	1.02%

Expenses net of waiver and payments by affiliates	1.08%	1.06%	1.06% [g]	1.03%	1.03% [h]	1.02%	[h]

Net investment income	4.60%	1.71%	1.74%	2.13%	1.80%	2.86%	[c]

Supplemental data

Net assets, end of period (000’s)	$1,087,490	$1,060,101	$1,394,475	$1,436,518	$1,456,854	$1,645,571

Portfolio turnover rate	11.70%	21.38%	26.81%	20.93%	15.15%	25.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.96	$15.71	$13.71	$13.29	$15.16	$17.37

Income from investment operations[a]:

Net investment income[b]	0.30	0.24	0.23	0.26	0.25	0.46	[c]

Net realized and unrealized gains (losses)	0.53	(2.63)	2.03	0.63	(1.14)	(2.36)

Total from investment operations	0.83	(2.39)	2.26	0.89	(0.89)	(1.90)

Less distributions from:

Net investment income	(0.21)	(0.36)	(0.26)	(0.24)	(0.48)	(0.31)

Net realized gains	(0.14)	—	—	(0.23)	(0.50)	—

Total distributions	(0.35)	(0.36)	(0.26)	(0.47)	(0.98)	(0.31)

Redemption fees	—	—	—	—	—	—	[d]

Net asset value, end of period	$13.44	$12.96	$15.71	$13.71	$13.29	$15.16

Total return[e]	6.47%	(15.54)%	16.62%	7.09%	(6.65)%	(11.22)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.20%	1.18%	1.17%	1.15%	1.13%	1.12%

Expenses net of waiver and payments by affiliates	1.18%	1.16%	1.16% [g]	1.13%	1.13% [h]	1.12%	[h]

Net investment income	4.50%	1.61%	1.64%	2.03%	1.70%	2.76%	[c]

Supplemental data

Net assets, end of period (000’s)	$112,652	$125,265	$159,944	$484,763	$472,189	$503,143

Portfolio turnover rate	11.70%	21.38%	26.81%	20.93%	15.15%	25.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Templeton Foreign VIP Fund

		Country	Shares	Value

	Common Stocks 94.6%
	Aerospace & Defense 1.1%
	BAE Systems PLC	United Kingdom	2,299,513	$14,467,000

	Auto Components 1.3%
	Cie Generale des Etablissements Michelin SCA	France	67,168	8,517,953
	Sumitomo Rubber Industries Ltd.	Japan	712,200	8,230,395

				16,748,348

	Automobiles 0.4%
	Hero Motocorp Ltd.	India	154,059	5,767,996

	Banks 19.6%
	Bangkok Bank PCL, fgn	Thailand	2,290,200	14,850,108
	Bank of Ireland Group PLC	Ireland	2,346,131	12,258,447
	Barclays PLC	United Kingdom	6,423,850	12,220,636
	BNP Paribas SA	France	832,583	39,531,492
	Hana Financial Group Inc.	South Korea	494,927	15,999,334
	HSBC Holdings PLC	United Kingdom	3,012,800	24,990,488
	ING Groep NV	Netherlands	2,515,913	29,162,760
	Kasikornbank PCL, fgn	Thailand	1,860,000	11,484,848
	KB Financial Group Inc., ADR	South Korea	871,106	34,391,265
	Standard Chartered PLC	United Kingdom	4,786,838	43,416,537
	Sumitomo Mitsui Financial Group Inc.	Japan	571,800	20,184,296

				258,490,211

	Beverages 1.0%
	Suntory Beverage & Food Ltd.	Japan	293,800	12,766,212

	Building Products 1.1%
	Compagnie de Saint-Gobain	France	373,982	14,572,409

	Capital Markets 1.2%
	UBS Group AG	Switzerland	1,326,231	15,755,317

	Chemicals 2.1%
	Johnson Matthey PLC	United Kingdom	494,842	20,920,254
	Lotte Chemical Corp.	South Korea	29,003	6,329,851

				27,250,105

	Construction & Engineering 0.8%
	Sinopec Engineering Group Co. Ltd.	China	11,734,000	9,943,368

	Construction Materials 1.8%
	CRH PLC	Ireland	294,271	9,598,010
	Taiheiyo Cement Corp.	Japan	452,700	13,687,646

				23,285,656

	Diversified Telecommunication Services 4.0%
	China Telecom Corp. Ltd., H	China	40,444,357	20,346,041
	Singapore Telecommunications Ltd.	Singapore	8,893,300	23,001,330
	Telefonica Deutschland Holding AG	Germany	3,443,999	9,619,918

				52,967,289

	Electric Utilities 0.5%
a	Korea Electric Power Corp.	South Korea	267,802	5,914,171

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Electrical Equipment 0.7%
	Vestas Wind Systems AS	Denmark	110,255	$9,521,244

	Electronic Equipment, Instruments & Components 0.7%
b	Landis+Gyr Group AG	Switzerland	120,834	9,621,428

	Energy Equipment & Services 2.3%
	The Drilling Co. of 1972 AS	Denmark	10,416	809,065
	SBM Offshore NV	Netherlands	1,147,815	22,157,092
	Tenaris SA	Italy	570,849	7,469,641

				30,435,798

	Entertainment 0.9%
	NetEase Inc., ADR	China	48,100	12,302,537

	Food & Staples Retailing 0.9%
	Seven & i Holdings Co. Ltd.	Japan	360,100	12,183,684

	Food Products 0.5%
	Ezaki Glico Co. Ltd.	Japan	143,750	6,399,555

	Health Care Equipment & Supplies 0.1%
a	Alcon Inc.	Switzerland	25,784	1,591,745

	Health Care Providers & Services 0.7%
	Sinopharm Group Co. Ltd., H	China	2,794,800	9,838,137

	Household Durables 1.4%
	Panasonic Corp.	Japan	2,272,100	18,915,201

	Industrial Conglomerates 2.3%
	CK Hutchison Holdings Ltd.	Hong Kong	2,353,000	23,192,207
	Siemens AG	Germany	63,215	7,517,181

				30,709,388

	Interactive Media & Services 1.2%
a	Baidu Inc., ADR	China	138,230	16,222,673

	Marine 0.5%
	A.P. Moeller-Maersk AS, B	Denmark	5,208	6,458,244

	Media 1.0%
	SES SA, IDR	Luxembourg	809,562	12,654,820

	Metals & Mining 5.3%
	Alamos Gold Inc., A	Canada	3,063,752	18,535,700
	Sumitomo Metal Mining Co. Ltd.	Japan	553,200	16,515,960
	Wheaton Precious Metals Corp.	Canada	1,450,800	35,080,615

				70,132,275

	Multi-Utilities 2.5%
	E.ON SE	Germany	1,516,092	16,461,809
	Veolia Environnement SA	France	671,188	16,344,319

				32,806,128

	Oil, Gas & Consumable Fuels 11.5%
	BP PLC	United Kingdom	6,337,733	44,154,640
	Eni SpA	Italy	1,751,379	29,081,353
b	Husky Energy Inc.	Canada	1,163,600	11,025,216

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
	Royal Dutch Shell PLC, A	United Kingdom	16,803	$548,945
	Royal Dutch Shell PLC, B	United Kingdom	1,205,385	39,509,397
	Total SA	France	493,039	27,619,198

				151,938,749

	Pharmaceuticals 13.1%
	Astellas Pharma Inc.	Japan	1,323,300	18,839,413
	Bayer AG	Germany	314,157	21,764,684
	Merck KGaA	Germany	121,789	12,732,398
	Novartis AG	Switzerland	128,920	11,777,013
	Roche Holding AG	Switzerland	143,560	40,379,696
	Sanofi	France	370,668	31,988,013
	Takeda Pharmaceutical Co. Ltd.	Japan	565,194	20,040,221
a	Teva Pharmaceutical Industries Ltd., ADR	Israel	1,610,544	14,865,321

				172,386,759

	Real Estate Management & Development 1.9%
	CK Asset Holdings Ltd.	Hong Kong	933,100	7,303,887
	Mitsui Fudosan Co. Ltd.	Japan	604,000	14,635,040
	Swire Pacific Ltd., A	Hong Kong	201,500	2,476,143

				24,415,070

	Semiconductors & Semiconductor Equipment 3.9%
	Infineon Technologies AG	Germany	590,665	10,441,786
	NXP Semiconductors NV	Netherlands	221,300	21,601,093
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2,587,000	19,959,100

				52,001,979

	Specialty Retail 1.1%
	Kingfisher PLC	United Kingdom	5,347,092	14,592,869

	Technology Hardware, Storage & Peripherals 4.1%
	Samsung Electronics Co. Ltd.	South Korea	1,337,964	54,353,992

	Wireless Telecommunication Services 3.1%
	China Mobile Ltd.	China	1,821,000	16,584,954
	Vodafone Group PLC, ADR	United Kingdom	1,512,103	24,692,642

				41,277,596

	Total Common Stocks (Cost $1,188,489,209)			1,248,687,953

	Short Term Investments 5.6%

	Money Market Funds (Cost $63,314,322) 4.8%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	63,314,322	63,314,322

Semiannual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Short Term Investments (continued)

e	Investments from Cash Collateral Received for Loaned Securities 0.8%
	Money Market Funds (Cost $11,122,273) 0.8%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	11,122,273	$11,122,273

	Total Investments (Cost $1,262,925,804) 100.2%			1,323,124,548

	Other Assets, less Liabilities (0.2)%			(3,157,225)

	Net Assets 100.0%			$1,319,967,323

See Abbreviations on page TF-23.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2019. See Note 1(c).

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1(c) regarding securities on loan.

TF-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Templeton Foreign VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,188,489,209
Cost - Non-controlled affiliates (Note 3e)	74,436,595

Value - Unaffiliated issuers+	$1,248,687,953
Value - Non-controlled affiliates (Note 3e)	74,436,595
Cash	25,095
Receivables:
Investment securities sold	9,722
Capital shares sold	2,368,573
Dividends	8,564,960
European Union tax reclaims	159,053
Other assets	971

Total assets	1,334,252,922

Liabilities:
Payables:
Investment securities purchased	562,239
Capital shares redeemed	892,227
Management fees	826,384
Distribution fees	512,222
Trustees’ fees and expenses	1,925
Payable upon return of securities loaned	11,122,273
Accrued expenses and other liabilities	368,329

Total liabilities	14,285,599

Net assets, at value	$1,319,967,323

Net assets consist of:
Paid-in capital	$1,239,440,919
Total distributable earnings (loss)	80,526,404

Net assets, at value	$1,319,967,323

Class 1:
Net assets, at value	$119,825,105

Shares outstanding	8,911,289

Net asset value and maximum offering price per share	$13.45

Class 2:
Net assets, at value	$1,087,490,226

Shares outstanding	82,500,011

Net asset value and maximum offering price per share	$13.18

Class 4:
Net assets, at value	$112,651,992

Shares outstanding	8,384,869

Net asset value and maximum offering price per share	$13.44

+Includes securities loaned	$4,912,344

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Templeton Foreign VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$37,062,615
Non-controlled affiliates (Note 3e)	454,823
Interest:
Unaffiliated issuers	3,478
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	4,816
Non-controlled affiliates (Note 3e)	234,251

Total investment income	37,759,983

Expenses:
Management fees (Note 3a)	5,329,091
Distribution fees: (Note 3c)
Class 2	1,367,445
Class 4	203,435
Custodian fees (Note 4)	71,309
Reports to shareholders	156,411
Professional fees	48,264
Trustees’ fees and expenses	6,013
Other	25,846

Total expenses	7,207,814
Expenses waived/paid by affiliates (Note 3e)	(116,436)

Net expenses	7,091,378

Net investment income	30,668,605

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(7,023,946)
Foreign currency transactions	(179,114)

Net realized gain (loss)	(7,203,060)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	60,778,948
Translation of other assets and liabilities denominated in foreign currencies	(37,118)

Net change in unrealized appreciation (depreciation)	60,741,830

Net realized and unrealized gain (loss)	53,538,770

Net increase (decrease) in net assets resulting from operations	$84,207,375

*Foreign taxes withheld on dividends	$2,795,886

TF-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$30,668,605	$26,739,957
Net realized gain (loss)	(7,203,060)	97,768,736
Net change in unrealized appreciation (depreciation)	60,741,830	(367,924,342)

Net increase (decrease) in net assets resulting from operations	84,207,375	(243,415,649)

Distributions to shareholders:
Class 1	(3,542,825)	(3,961,619)
Class 2	(29,727,357)	(33,465,356)
Class 4	(2,819,837)	(3,521,973)

Total distributions to shareholders	(36,090,019)	(40,948,948)

Capital share transactions: (Note 2)
Class 1	988,366	(12,722,479)
Class 2	(11,544,167)	(102,793,664)
Class 4	(17,744,037)	(7,072,417)

Total capital share transactions	(28,299,838)	(122,588,560)

Net increase (decrease) in net assets	19,817,518	(406,953,157)
Net assets:
Beginning of period	1,300,149,805	1,707,102,962

End of period	$1,319,967,323	$1,300,149,805

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

TF-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Semiannual Report	TF-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TF-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

2. Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	175,552	$2,431,425	438,905	$6,719,723
Shares issued in reinvestment of distributions	273,789	3,542,825	263,056	3,961,619
Shares redeemed	(361,352)	(4,985,884)	(1,543,257)	(23,403,821)

Net increase (decrease)	87,989	$988,366	(841,296)	$(12,722,479)

Class 2 Shares:
Shares sold	3,116,026	$42,274,359	7,214,702	$104,866,589
Shares issued in reinvestment of distributions	2,342,581	29,727,357	2,265,765	33,465,356
Shares redeemed	(6,178,932)	(83,545,883)	(16,372,436)	(241,125,609)

Net increase (decrease)	(720,325)	$(11,544,167)	(6,891,969)	$(102,793,664)

Class 4 Shares:
Shares sold	414,444	$5,663,852	1,564,942	$23,205,250
Shares issued in reinvestment of distributions	218,085	2,819,837	234,330	3,521,973
Shares redeemed	(1,913,741)	(26,227,726)	(2,311,503)	(33,799,640)

Net increase (decrease)	(1,281,212)	$(17,744,037)	(512,231)	$(7,072,417)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	TF-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.801% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TF-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$49,866,794	$156,280,845	$(142,833,317)	$ —	$ —	$63,314,322	63,314,322	$454,823
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	13,003,937	267,023,676	(268,905,340)	—	—	11,122,273	11,122,273	234,251

Total Affiliated Securities	$62,870,731	$423,304,521	$(411,738,657)	$ —	$ —	$74,436,595		$689,074

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,266,955,782

Unrealized appreciation	$200,220,390
Unrealized depreciation	(144,051,624)

Net unrealized appreciation (depreciation)	$56,168,766

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $149,655,770 and $208,609,412, respectively.

Semiannual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

6.  Investment Transactions (continued)

At June 30, 2019, in connection with securities lending transactions, the Fund loaned equity investments and received $11,122,273 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

TF-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

Semiannual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 13, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0348	$0.3349
Class 2	$0.0348	$0.2952
Class 4	$0.0348	$0.2701

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TF-24	Semiannual Report

Templeton Global Bond VIP Fund

This semiannual report for Templeton Global Bond VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +3.04% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the J.P.Morgan Global Government Bond Index posted a +5.37% total return and the FTSE World Government Bond Index (WGBI), posted a +5.38% total return for the same period.1

Economic and Market Overview

Global financial markets began the six-month period on a positive note, significantly recovering from the heightened volatility in December 2018. Some of the strongest rallies in January were seen across emerging markets, notably in

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

Latin America. Most global currencies initially strengthened against a broadly weaker U.S. dollar before the trends reversed in February, March, April and May. However, weakness in the U.S. dollar returned in June, resulting in positive appreciations for a number of currencies against the U.S. dollar over the full six-month period. Additionally, risk assets around the world largely rallied during the period as a whole despite intermittent periods of volatility, with credit spreads broadly tightening across much of the global fixed income markets.

The Federal Open Market Committee (FOMC) shifted its policy stance at its January 2019 meeting, keeping rates unchanged, but removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be warranted. By March, the U.S. Federal Reserve (Fed) dropped its projected rate hikes for 2019 to zero, from the previous projections for two. In June, the FOMC shifted forward guidance further into dovish territory, notably removing its prior statement on being “patient...on future adjustments” and replacing it with a declaration that it “will act as appropriate to sustain the expansion.” Fed Chair Jay Powell indicated that several FOMC members saw a strengthening case for rate cuts.

In Europe, the European Central Bank (ECB) kept its policy rate unchanged at its January, March, April and June meetings, but moved increasingly into dovish territory

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund

Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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throughout the period. ECB President Mario Draghi indicated the central bank was prepared to “use all the instruments in its toolbox” to support economic conditions and move inflation closer to its 2.0% target, specifically including the possibility for rate cuts and quantitative easing.

Trade tensions between the U.S. and China presented risks to economic continuity and market sentiment during the period. Negotiations appeared to deteriorate throughout May, but not to a point that we believed would trigger an imminent recession or require acute monetary accommodation. The impasse appeared to thaw at the end of June, as President Trump resumed trade talks with Chinese President Xi Jinping at the G20 summit in Osaka, Japan. Our baseline view was for trade agreements to be reached in the second half of 2019, though the tail risks for “no-deal” scenarios and ongoing tariff tensions remained elevated.

Sovereign bond yields around the world declined during the six-month period, with the yield on the 10-year U.S. Treasury (UST) note finishing 0.68% lower at 2.01%, its lowest level since November 2016, and the yield on the 10-year German bund dropping 0.57% to finish at 0.33%, its lowest level on record. The UST yield curve inverted with the spread between three-month and 10-year USTs reaching a low of -0.25% in early June, its lowest level since 2007. In our view, markets were overvaluing longer-term USTs during the period and overstating the probabilities for a near-term contraction in the U.S. economy. The probability for slower growth in the second half of 2019 increased during the period, but the likelihood for a recession still remained quite low, in our assessment.

On the whole, duration and credit exposures around the world rallied during the period. Additionally, a number of global currencies appreciated against a weakened U.S. dollar, with some notable exceptions including the euro, the Australian dollar, the Argentine peso and the Ghanaian cedi. Overall, long-duration exposures and select currency exposures across global fixed income markets were key drivers of investment returns during the period.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly utilize currency and cross currency forward contracts and may also use currency and currency index futures contracts and other derivative instruments.

Currency Composition*
6/30/19

% of Total Net Assets
Americas	128.4%
U.S. Dollar	93.1%
Mexican Peso	17.9%
Brazilian Real	12.1%
Argentine Peso	3.7%
Colombian Peso	1.6%
Canadian Dollar	0.0%**
Asia Pacific	10.6%
Japanese Yen	16.9%
Indonesian Rupiah	4.1%
Philippine Peso	0.7%
Indian Rupee	0.2%
South Korean Won	0.0%**
New Zealand Dollar	0.0%**
Australian Dollar	-11.3%
Middle East & Africa	1.4%
Ghanaian Cedi	1.4%
Europe	-40.4%
Polish Zloty	0.0%**
Euro	-40.4%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Manager’s Discussion

During the period, we held duration exposures in select local-currency markets, notably including Brazil, Colombia, India and Indonesia. We held short-term local-currency bonds in Mexico, Argentina and South Korea. We also continued to hold a net-negative position in the euro, through

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currency forward contracts, as a macro hedge against a broadly strengthening U.S. dollar and as a directional view on the currency. We expected the euro to weaken based on rate differentials and growth divergence between Europe and the U.S. The ECB has shifted back toward ongoing stimulus with intentions to not raise rates above the 0% main refinancing rate through at least the first half of 2020. Our short euro position was also designed to hedge against eurosceptic political risks and unresolved structural risks across Europe. We also continued to hold net-negative positioning in the Australian dollar, also through currency forward contracts, based on the Reserve Bank of Australia’s (RBA’s) continued rate accommodation, and as a partial hedge against potential trade risks and tail risks associated with China’s economy. The short Australian dollar position is intended to hedge broad-based beta risk across emerging markets. In May, we closed our net-negative position in the Japanese yen, formerly achieved through currency forward contracts, and transitioned toward a positive exposure to the yen, as our expectations shifted to a positive outlook for yen strength. We continued to hedge our exposures to the Indian rupee and South Korean won but maintained our positions in the local-currency bonds. In credit markets, we continued to see areas of value in some specific sovereign credits. However, we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. We remained positioned for rising yields by maintaining low overall portfolio duration and holding negative duration exposure to USTs through interest-rate swaps.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the strategy’s positive absolute performance was primarily attributable to currency positions. Interest-rate strategies detracted from absolute performance, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s net-negative positions in the euro and the Japanese yen contributed to absolute performance. Its position in the Mexican peso also contributed to absolute results, while its position in the Argentine peso detracted. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to USTs detracted from absolute performance. However, duration exposure in Brazil contributed to absolute results.

The strategy’s relative underperformance during the period was primarily due to interest-rate strategies. Currency positions contributed to relative results while sovereign credit exposures had a largely neutral effect. Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe and Japan. However, overweighted duration exposure in Brazil contributed to relative results. Among currencies, the Fund’s underweighted positions in the euro and the Japanese yen contributed to relative results. Its overweighted position in the Mexican peso also contributed to relative performance, while its overweighted position in the Argentine peso detracted.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,030.40	$4.03	$1,020.83	$4.01	0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.54	$17.17	$16.85	$16.34	$18.56	$19.15

Income from investment operations[a]:

Net investment income[b]	0.52	0.88	0.83	0.62	0.52	0.58

Net realized and unrealized gains (losses)	0.05	(0.51)	(0.46)	(0.10)	(1.22)	(0.16)

Total from investment operations	0.57	0.37	0.37	0.52	(0.70)	0.42

Less distributions from:

Net investment income and net foreign currency gains	(1.26)	—	—	—	(1.43)	(1.01)

Net realized gains	—	—	(0.05)	(0.01)	(0.09)	—

Total distributions	(1.26)	—	(0.05)	(0.01)	(1.52)	(1.01)

Redemption fees	—	—	—	—	—	— [c]

Net asset value, end of period	$16.85	$17.54	$17.17	$16.85	$16.34	$18.56

Total return[d]	3.24%	2.15%	2.15%	3.21%	(4.10)%	2.12%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.53%	0.56%	0.53%	0.53%	0.52%	0.51%

Expenses net of waiver and payments by affiliates	0.45%	0.47%	0.46%	0.48%	0.52% [f]	0.51%

Expenses net of waiver and payments by affiliates and expense reduction	0.45% [g]	0.45%	0.46% [g]	0.48% [g]	0.52% [f,g]	0.51% [g]

Net investment income	5.81%	5.09%	4.81%	3.88%	2.99%	3.08%

Supplemental data

Net assets, end of period (000’s)	$322,895	$285,046	$286,502	$241,792	$292,802	$323,491

Portfolio turnover rate	12.95%	18.22%	37.97%	59.00%	51.58%	39.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.83	$16.51	$16.25	$15.80	$17.99	$18.60

Income from investment operations[a]:

Net investment income[b]	0.47	0.81	0.76	0.56	0.46	0.52

Net realized and unrealized gains (losses)	0.05	(0.49)	(0.45)	(0.10)	(1.17)	(0.17)

Total from investment operations	0.52	0.32	0.31	0.46	(0.71)	0.35

Less distributions from:

Net investment income and net foreign currency gains	(1.21)	—	—	—	(1.39)	(0.96)

Net realized gains	—	—	(0.05)	(0.01)	(0.09)	—

Total distributions	(1.21)	—	(0.05)	(0.01)	(1.48)	(0.96)

Redemption fees	—	—	—	—	—	— [c]

Net asset value, end of period	$16.14	$16.83	$16.51	$16.25	$15.80	$17.99

Total return[d]	3.10%	1.94%	1.93%	2.94%	(4.30)%	1.83%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.78%	0.81%	0.78%	0.78%	0.77%	0.76%

Expenses net of waiver and payments by affiliates	0.70%	0.72%	0.71%	0.73%	0.77% [f]	0.76%

Expenses net of waiver and payments by affiliates and expense reduction	0.70% [g]	0.70%	0.71% [g]	0.73% [g]	0.77% [f,g]	0.76% [g]

Net investment income	5.56%	4.84%	4.56%	3.63%	2.74%	2.83%

Supplemental data

Net assets, end of period (000’s)	$2,506,399	$2,544,900	$2,730,081	$2,812,535	$2,971,667	$3,177,638

Portfolio turnover rate	12.95%	18.22%	37.97%	59.00%	51.58%	39.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.19	$16.88	$16.62	$16.18	$18.38	$18.97

Income from investment operations[a]:

Net investment income[b]	0.47	0.81	0.76	0.56	0.46	0.51

Net realized and unrealized gains (losses)	0.05	(0.50)	(0.45)	(0.11)	(1.21)	(0.18)

Total from investment operations	0.52	0.31	0.31	0.45	(0.75)	0.33

Less distributions from:

Net investment income and net foreign currency gains	(1.19)	—	—	—	(1.36)	(0.92)

Net realized gains	—	—	(0.05)	(0.01)	(0.09)	—

Total distributions	(1.19)	—	(0.05)	(0.01)	(1.45)	(0.92)

Redemption fees	—	—	—	—	—	— [c]

Net asset value, end of period	$16.52	$17.19	$16.88	$16.62	$16.18	$18.38

Total return[d]	3.04%	1.84%	1.76%	2.87%	(4.39)%	1.69%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.88%	0.91%	0.88%	0.88%	0.87%	0.86%

Expenses net of waiver and payments by affiliates	0.80%	0.82%	0.81%	0.83%	0.87% [f]	0.86%

Expenses net of waiver and payments by affiliates and expense reduction	0.80% [g]	0.80%	0.81% [g]	0.83% [g]	0.87% [f,g]	0.86% [g]

Net investment income	5.46%	4.74%	4.46%	3.53%	2.64%	2.73%

Supplemental data

Net assets, end of period (000’s)	$92,416	$94,312	$98,934	$96,798	$103,045	$111,199

Portfolio turnover rate	12.95%	18.22%	37.97%	59.00%	51.58%	39.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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Statement of Investments, June 30, 2019 (unaudited)

Templeton Global Bond VIP Fund
	Principal Amount*			Value
Foreign Government and Agency Securities 47.3%
Argentina 2.4%
Argentina Treasury Bill,
Strip, 4/30/20	207,735,000		ARS	$5,558,300
Strip, 7/31/20	48,339,000		ARS	1,101,897
Argentine Bonos del Tesoro,
18.20%, 10/03/21	820,823,000		ARS	13,129,701
16.00%, 10/17/23	844,288,000		ARS	14,301,850
senior note, 15.50%, 10/17/26	1,668,306,000		ARS	27,487,318
Government of Argentina,
[a] FRN, 68.466%, (ARPP7DRR), 6/21/20	10,990,000		ARS	252,144
[a] FRN, 52.006%, (ARS Badlar + 2.00%), 4/03/22	24,036,000		ARS	486,090
[b] Index Linked, 4.00%, 3/06/20	4,138,000		ARS	133,534
senior note, 4.50%, 2/13/20	9,351,000			8,088,615

				70,539,449

Brazil 10.3%
Letra Tesouro Nacional,
Strip, 7/01/19	102,840	[c]	BRL	26,746,771
Strip, 7/01/20	118,041	[c]	BRL	29,011,063
Strip, 7/01/21	24,360	[c]	BRL	5,631,006
Nota do Tesouro Nacional,
10.00%, 1/01/21	38,520	[c]	BRL	10,576,145
10.00%, 1/01/23	522,145	[c]	BRL	149,421,694
10.00%, 1/01/25	69,029	[c]	BRL	20,277,628
10.00%, 1/01/27	194,573	[c]	BRL	58,114,855

				299,779,162

Colombia 1.6%
Government of Colombia,
senior bond, 7.75%, 4/14/21	2,386,000,000		COP	777,177
senior bond, 4.375%, 3/21/23	362,000,000		COP	109,464
senior bond, 9.85%, 6/28/27	576,000,000		COP	226,226
Titulos de Tesoreria,
senior bond, B, 11.00%, 7/24/20	9,167,000,000		COP	3,048,135
senior bond, B, 7.00%, 5/04/22	10,237,000,000		COP	3,361,594
senior bond, B, 10.00%, 7/24/24	40,977,000,000		COP	15,439,515
senior bond, B, 7.50%, 8/26/26	35,134,200,000		COP	12,115,832
senior bond, B, 6.00%, 4/28/28	29,113,600,000		COP	9,100,649
senior note, B, 7.00%, 9/11/19	4,056,000,000		COP	1,268,860

				45,447,452

Ghana 1.4%
Government of Ghana,
24.75%, 3/01/21	690,000		GHS	136,680
16.25%, 5/17/21	7,250,000		GHS	1,275,199
24.50%, 6/21/21	80,000		GHS	15,977
24.75%, 7/19/21	1,190,000		GHS	239,092
18.75%, 1/24/22	26,840,000		GHS	4,872,819
17.60%, 11/28/22	370,000		GHS	66,255

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STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
19.75%, 3/25/24	26,840,000	GHS	$5,012,541
19.00%, 11/02/26	80,510,000	GHS	14,589,657
senior bond, 19.75%, 3/15/32	80,510,000	GHS	14,670,390
senior note, 21.50%, 3/09/20	1,270,000	GHS	238,727
senior note, 18.50%, 6/01/20	500,000	GHS	91,843
senior note, 18.25%, 9/21/20	480,000	GHS	87,844
senior note, 16.50%, 3/22/21	1,730,000	GHS	306,376

			41,603,400

India 8.4%
Government of India,
senior bond, 8.20%, 2/15/22	500,000,000	INR	7,549,021
senior bond, 8.35%, 5/14/22	212,700,000	INR	3,233,626
senior bond, 8.08%, 8/02/22	1,783,000,000	INR	26,951,616
senior bond, 8.13%, 9/21/22	28,000,000	INR	424,824
senior bond, 9.15%, 11/14/24	2,409,000,000	INR	38,356,381
senior note, 8.27%, 6/09/20	1,222,000,000	INR	18,064,244
senior note, 7.80%, 4/11/21	1,980,300,000	INR	29,430,934
senior note, 8.79%, 11/08/21	653,000,000	INR	9,950,508
senior note, 8.15%, 6/11/22	1,621,000,000	INR	24,542,810
senior note, 6.84%, 12/19/22	98,000,000	INR	1,432,534
senior note, 7.16%, 5/20/23	133,700,000	INR	1,967,261
senior note, 8.83%, 11/25/23	2,983,900,000	INR	46,706,799
senior note, 7.68%, 12/15/23	1,376,000,000	INR	20,741,179
senior note, 6.79%, 5/15/27	1,142,800,000	INR	16,360,789

			245,712,526

Indonesia 4.1%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	324,406,000,000	IDR	25,564,426
senior bond, FR35, 12.90%, 6/15/22	71,229,000,000	IDR	5,855,124
senior bond, FR39, 11.75%, 8/15/23	5,491,000,000	IDR	455,313
senior bond, FR40, 11.00%, 9/15/25	46,856,000,000	IDR	3,951,127
senior bond, FR43, 10.25%, 7/15/22	147,832,000,000	IDR	11,451,421
senior bond, FR44, 10.00%, 9/15/24	4,454,000,000	IDR	355,374
senior bond, FR46, 9.50%, 7/15/23	226,780,000,000	IDR	17,495,487
senior bond, FR47, 10.00%, 2/15/28	12,000,000	IDR	984
senior bond, FR52, 10.50%, 8/15/30	6,960,000,000	IDR	600,252
senior bond, FR59, 7.00%, 5/15/27	47,752,000,000	IDR	3,334,952
senior bond, FR61, 7.00%, 5/15/22	244,849,000,000	IDR	17,460,500
senior bond, FR63, 5.625%, 5/15/23	258,951,000,000	IDR	17,655,046
senior bond, FR64, 6.125%, 5/15/28	37,000,000	IDR	2,424
senior bond, FR70, 8.375%, 3/15/24	78,915,000,000	IDR	5,923,305
senior bond, FR71, 9.00%, 3/15/29	51,222,000,000	IDR	4,012,194
senior bond, FR73, 8.75%, 5/15/31	60,845,000,000	IDR	4,682,619

			118,800,548

TGB-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

			Principal Amount*			Value
	Foreign Government and Agency Securities (continued)
	Mexico 13.1%
	Government of Mexico,
	senior bond, M, 8.00%, 6/11/20		3,814,000	[d]	MXN	$19,899,575
	senior bond, M, 6.50%, 6/10/21		18,568,200	[d]	MXN	94,938,684
	senior bond, M, 6.50%, 6/09/22		16,179,100	[d]	MXN	82,219,895
	senior bond, M, 8.00%, 12/07/23		41,600	[d]	MXN	221,479
	senior note, M, 5.00%, 12/11/19		18,742,300	[d]	MXN	96,281,699
	senior note, M, 7.25%, 12/09/21		17,097,500	[d]	MXN	88,702,869
	[e] Mexican Udibonos, Index Linked, 2.50%, 12/10/20		381,661	[f]	MXN	1,963,943

						384,228,144

	Philippines 0.7%
	Government of the Philippines, senior note, 3.375%, 8/20/20		1,102,110,000		PHP	21,237,184

	South Korea 5.0%
	Korea Monetary Stabilization Bond,
	senior note, 2.06%, 12/02/19		91,389,000,000		KRW	79,158,429
	senior note, 2.14%, 6/02/20		14,858,000,000		KRW	12,912,156
	senior note, 2.05%, 10/05/20		31,280,000,000		KRW	27,206,900
	Korea Treasury Bond,
	senior note, 1.25%, 12/10/19		18,280,000,000		KRW	15,783,599
	senior note, 1.75%, 6/10/20		7,615,000,000		KRW	6,596,702
	senior note, 3.00%, 3/10/23		3,919,000,000		KRW	3,566,062

						145,223,848

g	Supranational 0.3%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24		200,000,000		MXN	10,375,132

	Total Foreign Government and Agency Securities (Cost $1,523,195,112)					1,382,946,845

		Number of Contracts	Notional Amount*
	Options Purchased 0.4%
	Calls - Over-the-Counter
	Currency Options 0.3%
	AUD/JPY, Counterparty CITI, February Strike Price 82.35 JPY, Expires 2/12/20	1	2,664,000		AUD	3,804
	AUD/JPY, Counterparty CITI, May Strike Price 84.00 JPY, Expires 5/06/20	1	11,838,000		AUD	18,447
	AUD/JPY, Counterparty CITI, May Strike Price 86.63 JPY, Expires 5/06/20	1	13,022,000		AUD	11,545
	AUD/JPY, Counterparty CITI, May Strike Price 85.50 JPY, Expires 5/07/20	1	47,352,000		AUD	51,187
	AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	8,878,000		AUD	27,813
	AUD/USD, Counterparty HSBK, April Strike Price $0.77, Expires 4/30/20	1	14,798,000		AUD	33,988
	AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/04/20	1	18,644,000		AUD	47,807
	AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/07/20	1	11,838,000		AUD	25,212
	USD/MXN, Counterparty CITI, November Strike Price 20.00 MXN, Expires 11/07/19	1	11,701,000			209,577
	USD/MXN, Counterparty CITI, December Strike Price 20.50 MXN, Expires 12/05/19	1	36,196,000			548,659
	USD/MXN, Counterparty CITI, May Strike Price 20.50 MXN, Expires 5/11/20	1	65,528,000			2,401,929

Semiannual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount*		Value
Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, May Strike Price 20.92 MXN, Expires 5/12/20	1	39,005,000		$1,176,040
USD/MXN, Counterparty CITI, May Strike Price 20.87 MXN, Expires 5/14/20	1	43,998,000		1,374,717
USD/MXN, Counterparty JPHQ, November Strike Price 20.11 MXN, Expires 11/14/19	1	21,999,000		381,551
USD/MXN, Counterparty JPHQ, November Strike Price 20.11 MXN, Expires 11/14/19	1	21,999,000		381,551
USD/MXN, Counterparty JPHQ, November Strike Price 22.35 MXN, Expires 11/14/19	1	21,999,000		77,480
USD/MXN, Counterparty JPHQ, May Strike Price 20.93 MXN, Expires 5/13/20	1	25,142,000		758,182

				7,529,489

Puts - Over-the-Counter
Currency Options 0.1%
AUD/JPY, Counterparty CITI, May Strike Price 69.54 JPY, Expires 5/06/20	1	9,470,000	AUD	72,251
AUD/JPY, Counterparty CITI, May Strike Price 70.65 JPY, Expires 5/06/20	1	5,919,000	AUD	54,096
AUD/JPY, Counterparty CITI, May Strike Price 74.48 JPY, Expires 5/06/20	1	43,800,000	AUD	753,385
AUD/JPY, Counterparty CITI, May Strike Price 75.50 JPY, Expires 5/06/20	1	17,757,000	AUD	335,695
AUD/JPY, Counterparty CITI, May Strike Price 65.55 JPY, Expires 5/07/20	1	23,676,000	AUD	96,675
AUD/JPY, Counterparty CITI, May Strike Price 73.25 JPY, Expires 5/07/20	1	23,676,000	AUD	333,085
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	4,439,000	AUD	41,180
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	2,664,000	AUD	33,331
AUD/JPY, Counterparty CITI, November Strike Price 72.78 JPY, Expires 11/12/20	1	11,098,000	AUD	219,342
AUD/JPY, Counterparty CITI, November Strike Price 74.00 JPY, Expires 11/12/20	1	7,990,000	AUD	184,416
AUD/USD, Counterparty HSBK, April Strike Price $0.66, Expires 4/30/20	1	39,460,000	AUD	174,060
AUD/USD, Counterparty HSBK, April Strike Price $0.68, Expires 4/30/20	1	19,730,000	AUD	151,389
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/04/20	1	49,720,000	AUD	130,006
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/04/20	1	24,662,000	AUD	173,877
AUD/USD, Counterparty HSBK, May Strike Price $0.66, Expires 5/05/20	1	19,730,000	AUD	106,752
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/07/20	1	23,676,000	AUD	97,157
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/07/20	1	11,838,000	AUD	86,446
AUD/USD, Counterparty MSCO, November Strike Price $0.67, Expires 11/14/19	1	43,000	AUD	122
USD/MXN, Counterparty CITI, October Strike Price 18.25 MXN, Expires 10/08/19	1	18,098,000		45,136
USD/MXN, Counterparty CITI, November Strike Price 18.28 MXN, Expires 11/07/19	1	11,701,000		40,544
USD/MXN, Counterparty CITI, May Strike Price 18.31 MXN, Expires 5/14/20	1	11,000,000		90,706

				3,219,651

Total Options Purchased (Cost $14,763,158)				10,749,140

Total Investments before Short Term Investments (Cost $1,537,958,270)				1,393,695,985

TGB-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

			Principal Amount*			Value
	Short Term Investments 39.8%

	Foreign Government and Agency Securities 9.2%

	Argentina 1.5%
h	Argentina Treasury Bill, 7/19/19 - 2/28/20		1,467,087,600		ARS	$43,469,653

	Mexico 4.4%
h	Mexico Treasury Bill,
	7/04/19		199,789,187	[i]	MXN	103,869,279
	7/18/19 - 2/27/20		50,835,660	[i]	MXN	25,388,664

						129,257,943

	South Korea 3.3%
	Korea Monetary Stabilization Bond,
	senior note, 1.85%, 10/02/19		59,950,000,000		KRW	51,856,384
	senior note, 1.87%, 11/09/19		45,390,000,000		KRW	39,276,235
	senior note, 2.16%, 2/02/20		7,615,000,000		KRW	6,605,569

						97,738,188

	Total Foreign Government and Agency Securities (Cost $278,628,187)					270,465,784

	U.S. Government and Agency Securities (Cost $51,743,504) 1.8%
	United States 1.8%
h	U.S. Treasury Bill, 7/18/19 - 12/05/19		52,062,000			51,779,602

	Total Investments before Money Market Funds (Cost $1,868,329,961)					1,715,941,371

			Shares
	Money Market Funds (Cost $840,987,190) 28.8%
	United States 28.8%
j,k	Institutional Fiduciary Trust Money Market Portfolio, 2.05%		840,987,190			840,987,190

	Total Investments (Cost $2,709,317,151) 87.5%					2,556,928,561

	Options Written (0.3)%					(8,140,326)

	Other Assets, less Liabilities 12.8%					372,921,281

	Net Assets 100.0%					$2,921,709,516

		Number of Contracts	Notional Amount*
l	Options Written (0.3)%
	Calls - Over-the-Counter
	Currency Options (0.2)%
	AUD/JPY, Counterparty CITI, November Strike Price 79.77 JPY, Expires 11/06/19	1	28,411,000		AUD	(46,248)
	AUD/JPY, Counterparty CITI, November Strike Price 80.15 JPY, Expires 11/06/19	1	11,838,000		AUD	(16,121)
	AUD/JPY, Counterparty CITI, November Strike Price 80.60 JPY, Expires 11/08/19	1	23,676,000		AUD	(26,674)
	AUD/JPY, Counterparty CITI, February Strike Price 77.28 JPY, Expires 2/12/20	1	8,878,000		AUD	(67,467)

Semiannual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Number of Contracts	Notional Amount*		Value
[l]	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	AUD/JPY, Counterparty CITI, February Strike Price 78.18 JPY, Expires 2/12/20	1	5,327,000	AUD	$(30,535)
	AUD/JPY, Counterparty CITI, February Strike Price 79.45 JPY, Expires 2/12/20	1	7,991,000	AUD	(30,161)
	AUD/JPY, Counterparty CITI, February Strike Price 80.32 JPY, Expires 2/12/20	1	8,879,000	AUD	(24,999)
	AUD/JPY, Counterparty CITI, May Strike Price 78.60 JPY, Expires 5/06/20	1	18,941,000	AUD	(127,133)
	AUD/JPY, Counterparty CITI, May Strike Price 79.10 JPY, Expires 5/06/20	1	11,838,000	AUD	(69,436)
	AUD/JPY, Counterparty CITI, May Strike Price 77.35 JPY, Expires 5/07/20	1	47,352,000	AUD	(441,776)
	AUD/USD, Counterparty HSBK, April Strike Price $0.71, Expires 4/30/20	1	14,798,000	AUD	(200,467)
	AUD/USD, Counterparty HSBK, May Strike Price $0.71, Expires 5/04/20	1	18,644,000	AUD	(278,024)
	AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	11,838,000	AUD	(211,515)
	AUD/USD, Counterparty HSBK, November Strike Price $0.80, Expires 11/05/20	1	23,676,000	AUD	(68,472)
	AUD/USD, Counterparty HSBK, April Strike Price $0.81, Expires 4/29/21	1	29,594,000	AUD	(120,943)
	AUD/USD, Counterparty HSBK, May Strike Price $0.80, Expires 5/04/21	1	37,290,000	AUD	(174,147)
	AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	19,730,000	AUD	(147,552)
	AUD/USD, Counterparty MSCO, November Strike Price $0.72, Expires 11/14/19	1	43,000	AUD	(224)
	USD/MXN, Counterparty CITI, December Strike Price 21.90 MXN, Expires 12/05/19	1	36,196,000		(209,901)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	21,843,000		(1,266,260)
	USD/MXN, Counterparty CITI, May Strike Price 22.55 MXN, Expires 5/11/20	1	21,843,000		(321,682)
	USD/MXN, Counterparty CITI, May Strike Price 19.82 MXN, Expires 5/12/20	1	15,602,000		(796,794)
	USD/MXN, Counterparty CITI, May Strike Price 23.85 MXN, Expires 5/12/20	1	15,602,000		(141,760)
	USD/MXN, Counterparty CITI, May Strike Price 22.85 MXN, Expires 5/14/20	1	21,999,000		(292,829)
	USD/MXN, Counterparty JPHQ, November Strike Price 21.00 MXN, Expires 11/14/19	1	43,999,000		(379,051)
	USD/MXN, Counterparty JPHQ, May Strike Price 23.76 MXN, Expires 5/13/20	1	12,571,000		(118,482)

					(5,608,653)

	Puts - Over-the-Counter
	Currency Options (0.1)%
	USD/MXN, Counterparty CITI, October Strike Price 18.66 MXN, Expires 10/08/19	1	18,098,000		(98,109)
	USD/MXN, Counterparty CITI, October Strike Price 19.60 MXN, Expires 10/08/19	1	13,574,000		(149,124)
	USD/MXN, Counterparty CITI, November Strike Price 18.74 MXN, Expires 11/07/19	1	23,403,000		(172,597)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	21,843,000		(567,590)
	USD/MXN, Counterparty CITI, May Strike Price 19.69 MXN, Expires 5/12/20	1	7,801,000		(226,627)
	USD/MXN, Counterparty CITI, May Strike Price 19.24 MXN, Expires 5/14/20	1	32,999,000		(661,069)
	USD/MXN, Counterparty JPHQ, November Strike Price 19.44 MXN, Expires 11/13/19	1	12,571,000		(255,933)
	USD/MXN, Counterparty JPHQ, November Strike Price 19.36 MXN, Expires 11/14/19	1	21,999,000		(400,624)

					(2,531,673)

	Total Options Written (Premiums received $11,159,153)				(8,140,326)

TGB-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(e).

cPrincipal amount is stated in 1,000 Brazilian Real Units.

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(e).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hThe security was issued on a discount basis with no stated coupon rate.

iPrincipal amount is stated in 10 Mexican Peso Units.

jSee Note 3(e) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

lSee Note 1(c) regarding written options.

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Indian Rupee	BNDP	Sell	845,797,600	12,077,733	7/05/19	$—	$(177,687)
Indian Rupee	HSBK	Buy	721,903,000	10,474,507	7/05/19	—	(14,292)
Indian Rupee	HSBK	Sell	721,903,000	10,357,288	7/05/19	—	(102,926)
South Korean Won	HSBK	Sell	42,561,000,000	37,554,265	7/10/19	754,109	—
Indian Rupee	HSBK	Sell	1,015,502,619	14,411,235	7/11/19	—	(291,456)
Japanese Yen	DBAB	Buy	770,370,000	7,001,670	7/11/19	150,713	—
Japanese Yen	DBAB	Sell	770,370,000	6,983,144	7/11/19	—	(169,239)
Australian Dollar	JPHQ	Sell	30,315,000	21,688,564	7/15/19	395,900	—
Indian Rupee	CITI	Sell	677,015,000	9,586,120	7/15/19	—	(210,665)
Japanese Yen	CITI	Buy	893,794,665	8,138,457	7/16/19	163,159	—
Japanese Yen	CITI	Sell	893,794,665	8,077,975	7/16/19	—	(223,641)
Japanese Yen	DBAB	Buy	1,825,131,000	16,595,660	7/17/19	357,616	—
Japanese Yen	DBAB	Sell	1,825,131,000	16,407,147	7/17/19	—	(546,129)
Japanese Yen	GSCO	Buy	568,759,434	5,169,177	7/17/19	113,915	—
Japanese Yen	GSCO	Sell	568,759,434	5,112,444	7/17/19	—	(170,648)
Japanese Yen	HSBK	Buy	536,380,000	4,869,886	7/17/19	112,440	—
Japanese Yen	HSBK	Sell	536,380,000	4,823,583	7/17/19	—	(158,743)
Japanese Yen	MSCO	Buy	300,000,000	2,732,415	7/17/19	54,225	—
Japanese Yen	MSCO	Sell	300,000,000	2,697,890	7/17/19	—	(88,750)
Japanese Yen	CITI	Buy	1,372,892,008	12,488,114	7/18/19	265,424	—
Japanese Yen	CITI	Sell	1,372,892,008	12,346,162	7/18/19	—	(407,376)
Japanese Yen	HSBK	Buy	1,245,390,000	11,307,983	7/18/19	261,120	—
Japanese Yen	HSBK	Sell	1,245,390,000	11,199,581	7/18/19	—	(369,522)
Japanese Yen	JPHQ	Buy	1,886,055,000	17,143,219	7/18/19	377,368	—
Japanese Yen	JPHQ	Sell	1,886,055,000	16,962,787	7/18/19	—	(557,800)
South Korean Won	HSBK	Sell	13,984,825,441	12,358,890	7/19/19	263,874	—
Indian Rupee	HSBK	Sell	833,252,000	11,585,538	7/22/19	—	(460,898)
Indian Rupee	JPHQ	Sell	1,087,029,000	15,329,700	7/22/19	—	(385,625)
Japanese Yen	HSBK	Buy	471,730,400	4,284,563	7/22/19	98,998	—
Japanese Yen	HSBK	Sell	471,730,400	4,242,180	7/22/19	—	(141,381)
Euro	DBAB	Sell	8,405,717	9,574,279	7/23/19	—	(2,307)

Semiannual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	HSBK	Sell	4,497,174,559	4,034,426		7/24/19	$144,412	$—
South Korean Won	HSBK	Sell	35,277,000,000	29,624,622		7/29/19	—	(893,794)
South Korean Won	HSBK	Sell	24,029,880,977	20,944,723		7/30/19	155,831	—
Euro	BZWS	Sell	22,495,166	25,267,020		7/31/19	—	(378,723)
Japanese Yen	BZWS	Buy	2,063,184,840	18,810,434		7/31/19	375,119	—
Japanese Yen	BZWS	Sell	2,063,184,840	18,587,921		7/31/19	—	(597,632)
Japanese Yen	CITI	Buy	1,866,452,000	16,994,566		7/31/19	361,569	—
Japanese Yen	CITI	Sell	1,866,452,000	16,814,353		7/31/19	—	(541,782)
Japanese Yen	DBAB	Buy	1,148,260,758	10,535,005		7/31/19	142,670	—
Japanese Yen	DBAB	Sell	1,148,260,758	10,345,717		7/31/19	—	(331,959)
Japanese Yen	GSCO	Buy	944,420,000	8,592,667		7/31/19	189,494	—
Japanese Yen	GSCO	Sell	944,420,000	8,509,285		7/31/19	—	(272,875)
Euro	JPHQ	Sell	32,859,900	36,939,917		8/02/19	—	(528,145)
Euro	JPHQ	Sell	6,147,005	6,963,266		8/13/19	—	(51,896)
Indian Rupee	HSBK	Sell	640,177,000	9,164,369		8/14/19	—	(61,501)
South Korean Won	DBAB	Sell	13,920,000,000	11,761,724		8/16/19	—	(285,270)
South Korean Won	HSBK	Sell	75,818,000,000	67,858,230		8/19/19	2,237,665	—
Indian Rupee	JPHQ	Sell	451,390,000	6,336,321		8/20/19	—	(163,425)
Euro	JPHQ	Sell	26,361,295	29,644,727		8/21/19	—	(458,762)
Euro	SCNY	Sell	4,975,000	5,600,507		8/21/19	—	(80,734)
Indian Rupee	SCNY	Sell	945,558,000	13,262,334		8/28/19	—	(338,120)
Indian Rupee	JPHQ	Sell	1,986,473,600	28,132,836		9/03/19	—	(417,476)
Indian Rupee	SCNY	Sell	1,135,539,000	16,082,186		9/03/19	—	(238,189)
Indian Rupee	BNDP	Sell	852,858,400	12,054,025		9/06/19	—	(198,808)
Indian Rupee	HSBK	Sell	718,737,000	10,188,348		9/06/19	—	(137,591)
Indian Rupee	SCNY	Sell	2,362,358,000	33,444,581		9/06/19	—	(494,906)
Japanese Yen	HSBK	Buy	1,385,935,670	12,894,032		9/06/19	28,184	—
Japanese Yen	JPHQ	Buy	1,190,714,470	11,089,521		9/06/19	12,487	—
South Korean Won	DBAB	Sell	13,919,000,000	11,813,784		9/10/19	—	(240,812)
Indian Rupee	HSBK	Sell	639,544,904	9,046,537		9/11/19	—	(135,731)
Australian Dollar	JPHQ	Sell	25,330,000	1,905,801,173	JPY	9/12/19	—	(45,258)
Indian Rupee	BNDP	Sell	237,955,000	3,398,435		9/12/19	—	(17,563)
Indian Rupee	CITI	Sell	516,565,000	7,360,048		9/16/19	—	(51,746)
Indian Rupee	HSBK	Sell	320,909,148	4,570,053		9/16/19	—	(34,425)
Indian Rupee	JPHQ	Sell	842,066,000	11,956,070		9/18/19	—	(122,968)
South Korean Won	CITI	Sell	4,215,000,000	3,745,102		9/20/19	93,475	—
South Korean Won	HSBK	Sell	7,007,000,000	6,209,402		9/20/19	138,951	—
Euro	GSCO	Sell	1,230,811	1,419,334		9/23/19	10,359	—
Euro	JPHQ	Sell	14,818,028	16,825,426		9/25/19	—	(140,044)
Euro	BZWS	Sell	11,247,583	12,905,420		9/30/19	22,902	—
Euro	SCNY	Sell	12,544,218	14,327,128		9/30/19	—	(40,503)
Brazilian Real	CITI	Buy	206,375,000	45,101,403	EUR	10/02/19	1,548,473	—
Indian Rupee	HSBK	Sell	721,903,000	10,344,673		10/03/19	9,100	—
Euro	GSCO	Sell	17,044,025	19,389,965		10/04/19	—	(137,601)
Euro	BOFA	Sell	17,079,724	19,447,486		10/08/19	—	(127,039)
Euro	DBAB	Sell	8,136,104	9,264,988		10/08/19	—	(59,540)

TGB-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	2,045,000	2,328,437	10/08/19	$—	$ (15,272)
Euro	UBSW	Sell	8,311,299	9,466,611	10/09/19	—	(59,440)
Australian Dollar	JPHQ	Sell	5,243,250	3,763,028	10/11/19	71,406	—
Euro	BZWS	Sell	7,003,000	8,019,030	10/11/19	—	(8,748)
Euro	HSBK	Sell	33,800,018	38,700,683	10/11/19	—	(45,433)
Euro	JPHQ	Sell	14,342,996	16,427,177	10/11/19	—	(14,690)
Australian Dollar	CITI	Sell	19,379,733	13,888,680	10/15/19	242,729	—
Australian Dollar	JPHQ	Sell	30,315,000	21,728,731	10/15/19	382,876	—
Euro	BOFA	Sell	17,769,000	20,333,067	10/15/19	—	(42,455)
Euro	DBAB	Sell	50,881,000	58,164,615	10/15/19	—	(180,081)
Euro	GSCO	Sell	1,789,884	2,046,356	10/15/19	—	(6,084)
Euro	BOFA	Sell	5,251,819	6,036,441	10/16/19	13,770	—
Euro	HSBK	Sell	8,692,000	9,979,546	10/16/19	11,751	—
Euro	SCNY	Sell	657,000	754,624	10/17/19	1,132	—
Japanese Yen	HSBK	Buy	3,480,722,080	32,447,384	10/21/19	115,972	—
Japanese Yen	JPHQ	Buy	2,192,959,130	20,427,169	10/21/19	88,721	—
Euro	GSCO	Sell	1,231,111	1,412,515	10/23/19	—	(62)
Euro	JPHQ	Sell	28,236,000	32,407,869	10/23/19	9,880	—
Euro	UBSW	Sell	1,922,305	2,208,306	10/23/19	2,653	—
Euro	DBAB	Sell	14,940,282	17,055,826	10/24/19	—	(87,984)
Euro	UBSW	Sell	11,641,500	13,369,040	10/24/19	10,547	—
Euro	DBAB	Sell	4,518,681	5,143,886	10/25/19	—	(41,653)
Euro	HSBK	Sell	19,488,000	22,175,005	10/25/19	—	(188,994)
Euro	BOFA	Sell	33,910,663	38,371,610	10/29/19	—	(555,586)
Euro	CITI	Sell	77,832,770	88,114,479	10/29/19	—	(1,232,390)
Euro	GSCO	Sell	2,855,793	3,231,615	10/29/19	—	(46,646)
Euro	JPHQ	Sell	11,263,000	12,741,607	10/29/19	—	(187,572)
Euro	SCNY	Sell	12,300,264	13,918,989	10/29/19	—	(200,900)
Euro	DBAB	Sell	14,776,110	16,726,556	10/30/19	—	(236,755)
Euro	BOFA	Sell	33,910,663	38,343,803	10/31/19	—	(589,429)
Euro	GSCO	Sell	13,037,050	14,736,625	10/31/19	—	(231,366)
Euro	HSBK	Sell	25,974,891	29,415,785	10/31/19	—	(406,295)
Euro	JPHQ	Sell	9,220,500	10,470,708	11/08/19	—	(122,028)
Australian Dollar	CITI	Sell	19,311,633	13,514,281	11/13/19	—	(92,661)
Australian Dollar	JPHQ	Sell	5,243,250	3,674,338	11/13/19	—	(20,046)
Euro	HSBK	Sell	1,800,000	2,052,882	11/14/19	—	(15,965)
Australian Dollar	CITI	Sell	19,311,633	13,527,799	11/15/19	—	(79,760)
Australian Dollar	JPHQ	Sell	50,143,500	35,128,029	11/15/19	—	(204,594)
Euro	CITI	Sell	37,063,039	42,359,347	11/15/19	—	(242,715)
Euro	JPHQ	Sell	6,894,178	7,880,597	11/15/19	—	(43,907)
Euro	BOFA	Sell	10,878,191	12,345,223	11/20/19	—	(163,554)
Euro	GSCO	Sell	1,898,500	2,153,563	11/20/19	—	(29,512)
Euro	JPHQ	Sell	30,863,836	35,046,657	11/20/19	—	(443,514)
Australian Dollar	CITI	Sell	13,307,000	9,202,456	11/21/19	—	(175,334)
Euro	BOFA	Sell	7,066,000	8,015,176	11/21/19	—	(110,613)
Euro	GSCO	Sell	1,230,811	1,395,924	11/21/19	—	(19,489)

Semiannual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	26,361,295	29,864,448		11/21/19	$—	$(450,628)
Euro	UBSW	Sell	2,600,555	2,947,313		11/21/19	—	(43,284)
Euro	BZWS	Sell	11,247,583	12,717,642		11/29/19	—	(224,943)
Euro	DBAB	Sell	14,781,916	16,715,021		11/29/19	—	(294,519)
Euro	GSCO	Sell	6,309,207	7,137,448		11/29/19	—	(122,552)
Euro	MSCO	Sell	30,744,500	34,772,644		11/29/19	—	(605,029)
Australian Dollar	GSCO	Sell	127,700,540	89,008,553		12/04/19	—	(1,011,891)
Euro	BOFA	Sell	27,627,938	31,296,237		12/04/19	—	(507,568)
Euro	GSCO	Sell	17,044,025	19,323,152		12/04/19	—	(297,019)
Euro	GSCO	Sell	8,105,300	9,213,457		12/05/19	—	(117,657)
Euro	JPHQ	Sell	6,775,311	7,694,213		12/05/19	—	(105,770)
Euro	SCNY	Sell	17,972,751	20,409,497		12/05/19	—	(281,382)
Euro	UBSW	Sell	6,231,299	7,068,599		12/05/19	—	(105,097)
Japanese Yen	JPHQ	Buy	1,151,402,090	10,790,503		12/05/19	19,623	—
Japanese Yen	HSBK	Buy	3,536,432,420	33,156,398		12/06/19	48,602	—
Japanese Yen	JPHQ	Buy	1,197,791,130	11,228,053		12/06/19	18,495	—
Euro	BOFA	Sell	17,090,572	19,557,254		12/09/19	—	(124,149)
Euro	DBAB	Sell	8,136,104	9,302,170		12/09/19	—	(67,320)
South Korean Won	GSCO	Sell	44,346,000,000	37,444,904		12/09/19	—	(1,076,192)
Euro	DBAB	Sell	13,483,000	15,477,810		12/11/19	—	(51,550)
Australian Dollar	HSBK	Sell	10,030,000	750,855,830	JPY	12/12/19	—	(18,331)
Australian Dollar	HSBK	Sell	28,650,000	2,151,328,500	JPY	12/12/19	9,270	—
Australian Dollar	JPHQ	Sell	17,540,000	1,314,694,914	JPY	12/12/19	—	(16,717)
Euro	BOFA	Sell	5,439,095	6,200,569		12/18/19	—	(67,449)
Euro	DBAB	Sell	5,008,730	5,707,949		12/18/19	—	(64,116)
Euro	GSCO	Sell	1,789,884	2,038,319		12/18/19	—	(24,344)
Japanese Yen	HSBK	Buy	3,616,471,000	33,750,629		12/19/19	240,860	—
Japanese Yen	JPHQ	Buy	1,776,469,130	16,587,881		12/20/19	110,612	—
Japanese Yen	HSBK	Buy	1,385,935,670	13,063,576		3/06/20	25,770	—
Japanese Yen	JPHQ	Buy	1,316,291,430	12,420,546		3/06/20	11,051	—
Australian Dollar	JPHQ	Sell	22,880,000	1,707,432,812	JPY	3/12/20	—	(28,888)
Australian Dollar	HSBK	Sell	9,830,000	730,865,415	JPY	3/13/20	—	(37,671)
Japanese Yen	HSBK	Buy	5,242,851,400	49,342,826		3/23/20	223,673	—
Japanese Yen	JPHQ	Buy	3,549,117,130	33,375,614		3/23/20	178,133	—
Japanese Yen	JPHQ	Buy	921,145,640	8,744,741		3/24/20	—	(35,601)
Japanese Yen	HSBK	Buy	1,385,935,690	13,139,372		6/08/20	24,791	—
Japanese Yen	JPHQ	Buy	1,316,291,430	12,493,638		6/08/20	9,016	—
Australian Dollar	HSBK	Sell	10,030,000	743,659,305	JPY	6/12/20	—	(29,809)
Australian Dollar	JPHQ	Sell	27,360,000	2,029,372,749	JPY	6/12/20	—	(73,650)
Euro	JPHQ	Sell	6,775,311	7,873,725		6/15/20	—	(29,216)
Japanese Yen	JPHQ	Buy	1,776,469,130	16,798,461		6/22/20	89,525	—

TGB-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	BNDP	Buy	4,489,315,360	42,878,248	6/24/20	$—	$(195,420)

Total Forward Exchange Contracts						$10,800,410	$(24,353,192)

Net unrealized appreciation (depreciation)							$(13,552,782)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.558%	Semi-Annual		3/04/21	$3,240,000	$(122,000)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual		10/04/23	13,090,000	(560,798)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual		10/04/23	13,090,000	(572,186)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual		10/07/23	13,090,000	(556,489)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.731%	Semi-Annual		7/07/24	34,000,000	(1,830,406)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual		1/22/25	114,670,000	(1,182,108)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.97%	Semi-Annual		1/23/25	143,340,000	(1,935,166)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual		1/27/25	84,590,000	(1,169,130)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual		1/29/25	21,150,000	(247,845)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual		1/30/25	17,910,000	(214,037)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual		2/03/25	28,210,000	(132,951)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.349%	Semi-Annual		2/25/41	7,460,000	(2,957,633)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.32%	Semi-Annual		2/28/41	5,600,000	(2,187,593)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.299%	Semi-Annual		3/01/41	1,870,000	(724,297)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual		10/04/43	6,370,000	(1,827,825)
Receive Floating 3-month USD LIBOR	Quarterly

Semiannual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Pay Fixed 3.687%	Semi-Annual		10/04/43	$6,370,000	$(1,851,049)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual		10/07/43	6,370,000	(1,836,145)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual		11/18/46	122,400,000	(4,266,750)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual		4/13/47	72,700,000	(5,051,107)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual		7/27/47	36,700,000	(3,208,437)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.98%	Semi-Annual		2/20/48	15,638,000	(2,751,703)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual		2/22/48	15,638,000	(2,829,404)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual		2/23/48	15,638,000	(2,885,783)

Total Centrally Cleared Swap Contracts					$(40,900,842)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.523%	Semi-Annual	DBAB	3/28/21	$14,630,000	$(555,316)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.347%	Semi-Annual	CITI	2/25/41	7,460,000	(2,954,052)

Total OTC Swap Contracts					$(3,509,368)

Total Interest Rate Swap Contracts					$(44,410,210)

See Note 9 regarding other derivative information.

See Abbreviations on page TGB-36.

TGB-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,868,329,961
Cost - Non-controlled affiliates (Note 3e)	840,987,190

Value - Unaffiliated issuers	$1,715,941,371
Value - Non-controlled affiliates (Note 3e)	840,987,190
Foreign currency, at value (cost $3,139,800)	3,143,810
Receivables:
Investment securities sold	306,105,949
Capital shares sold	432,766
Interest	28,017,671
Deposits with brokers for:
OTC derivative contracts	13,111,000
Centrally cleared swap contracts	43,812,453
Variation margin on centrally cleared swap contracts	1,750,564
Unrealized appreciation on OTC forward exchange contracts	10,800,410
Other assets	2,077

Total assets	2,964,105,261

Liabilities:
Payables:
Capital shares redeemed	1,873,996
Management fees	871,727
Distribution fees	1,104,022
Trustees’ fees and expenses	2,943
Options written, at value (premiums received $11,159,153)	8,140,326
Unrealized depreciation on OTC forward exchange contracts	24,353,192
Unrealized depreciation on OTC swap contracts	3,509,368
Deferred tax	1,069,598
Accrued expenses and other liabilities	1,470,573

Total liabilities	42,395,745

Net assets, at value	$2,921,709,516

Net assets consist of:
Paid-in capital	$3,013,559,830
Total distributable earnings (loss)	(91,850,314)

Net assets, at value	$2,921,709,516

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Templeton Global Bond VIP Fund
Class 1:
Net assets, at value	$322,894,936

Shares outstanding	19,159,539

Net asset value and maximum offering price per share	$16.85

Class 2:
Net assets, at value	$2,506,398,779

Shares outstanding	155,279,892

Net asset value and maximum offering price per share	$16.14

Class 4:
Net assets, at value	$92,415,801

Shares outstanding	5,594,502

Net asset value and maximum offering price per share	$16.52

TGB-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Templeton Global Bond VIP Fund
Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$7,272,536
Interest: (net of foreign taxes)~
Unaffiliated issuers	83,677,638

Total investment income	90,950,174

Expenses:
Management fees (Note 3a)	6,664,374
Distribution fees: (Note 3c)
Class 2	3,151,919
Class 4	162,031
Custodian fees (Note 4)	622,636
Reports to shareholders	200,875
Professional fees	52,053
Trustees’ fees and expenses	11,670
Other	258,393

Total expenses	11,123,951
Expense reductions (Note 4)	(99,819)
Expenses waived/paid by affiliates (Note 3e)	(1,224,809)

Net expenses	9,799,323

Net investment income	81,150,851

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(3,116,265)
Written options	(270,237)
Foreign currency transactions	59,956
Forward exchange contracts	73,887,062
Swap contracts	1,230,638

Net realized gain (loss)	71,791,154

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	14,559,126
Translation of other assets and liabilities denominated in foreign currencies	230,753
Forward exchange contracts	(18,328,568)
Written options	3,018,827
Swap contracts	(63,106,879)
Change in deferred taxes on unrealized appreciation	808,513

Net change in unrealized appreciation (depreciation)	(62,818,228)

Net realized and unrealized gain (loss)	8,972,926

Net increase (decrease) in net assets resulting from operations	$90,123,777

~Foreign taxes withheld on interest	$1,721,531
#Net of foreign taxes	$356,048

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$81,150,851	$148,925,933
Net realized gain (loss)	71,791,154	29,395,004
Net change in unrealized appreciation (depreciation)	(62,818,228)	(118,382,692)

Net increase (decrease) in net assets resulting from operations	90,123,777	59,938,245

Distributions to shareholders:
Class 1	(22,427,340)	—
Class 2	(175,601,316)	—
Class 4	(6,224,019)	—

Total distributions to shareholders	(204,252,675)	—

Capital share transactions: (Note 2)
Class 1	51,298,106	(7,760,972)
Class 2	58,771,690	(237,044,140)
Class 4	1,510,796	(6,392,585)

Total capital share transactions	111,580,592	(251,197,697)

Net increase (decrease) in net assets	(2,548,306)	(191,259,452)
Net assets:
Beginning of period	2,924,257,822	3,115,517,274

End of period	$2,921,709,516	$2,924,257,822

TGB-24	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

Semiannual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

TGB-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invested in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis)

Semiannual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Security Transactions, Investment Income, Expenses and Distributions (continued)

and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	3,257,781	$58,874,081	3,298,930	$57,215,991

Shares issued in reinvestment of distributions	1,330,210	22,427,340	—	—

Shares redeemed	(1,676,435)	(30,003,315)	(3,741,198)	(64,976,963)

Net increase (decrease)	2,911,556	$51,298,106	(442,268)	$(7,760,972)

TGB-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 2 Shares:

Shares sold	3,326,780	$57,259,173	10,132,393	$169,096,447

Shares issued in reinvestment of distributions	10,873,146	175,601,316	—	—

Shares redeemed	(10,136,099)	(174,088,799)	(24,289,543)	(406,140,587)

Net increase (decrease)	4,063,827	$58,771,690	(14,157,150)	$(237,044,140)

Class 4 Shares:

Shares sold	338,125	$5,942,275	816,409	$13,930,984

Shares issued in reinvestment of distributions	376,529	6,224,019	—	—

Shares redeemed	(607,785)	(10,655,498)	(1,191,456)	(20,323,569)

Net increase (decrease)	106,869	$1,510,796	(375,047)	$(6,392,585)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	In excess of $15 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.459% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Semiannual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$663,563,266	$364,241,589	$(186,817,665)	$—	$—	$840,987,190	840,987,190	$7,272,536

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$1,830,066

Long term	23,760,579

Total capital loss carryforwards	$25,590,645

TGB-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,712,504,045

Unrealized appreciation	$71,578,938

Unrealized depreciation	(290,382,662)

Net unrealized appreciation (depreciation)	$(218,803,724)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $210,959,199 and $431,222,785, respectively.

7.  Credit Risk

At June 30, 2019, the Fund had 15.2% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$—	Variation margin on centrally cleared swap contracts	$40,900,842	[a]

	Unrealized appreciation on OTC swap contracts	—	Unrealized depreciation on OTC swap contracts	3,509,368

Semiannual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9.  Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$10,749,140	[b]	Options written, at value	$8,140,326
	Unrealized appreciation on OTC forward exchange contracts	10,800,410		Unrealized depreciation on OTC forward exchange contracts	24,353,192

Totals		$21,549,550			$76,903,728

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$1,230,638		Swap contracts	$(63,106,879)

Foreign exchange contracts	Investments	433,153	[a]	Investments	(4,014,018)	[a]

	Written options	(270,237)		Written options	3,018,827

	Forward exchange contracts	73,887,062		Forward exchange contracts	(18,328,568)

Value recovery instruments	Investments	4,142,988	[a]	Investments	(3,416,727)	[a]

Totals		$79,423,604			$(85,847,365)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts and average month end fair value of VRI, were as follows:

Options	$343,333,182

Swap contracts	$821,224,000

Forward exchange contracts	2,993,537,783

VRI	7,181,264

See Note 1(c) regarding derivative financial instruments.

TGB-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At June 30, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$10,800,410	$24,353,192
Options purchased	10,749,140	—
Options written	—	8,140,326
Swap contracts	—	3,509,368

Total	$21,549,550	$36,002,886

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BNDP	$—	$—	$—	$—	$—
BOFA	13,770	(13,770)	—	—	—
BZWS	398,021	(398,021)	—	—	—
CITI	10,798,389	(10,798,389)	—	—	—
DBAB	650,999	(650,999)	—	—	—
GSCO	313,768	(313,768)	—	—	—
HSBK	5,932,067	(4,745,878)	(1,186,189)	—	—
JPHQ	3,373,857	(3,373,857)	—	—	—
MSCO	54,347	(54,347)	—	—	—
SCNY	1,132	(1,132)	—	—	—
UBSW	13,200	(13,200)	—	—	—

Total	$21,549,550	$(20,363,361)	$(1,186,189)	$—	$—

Semiannual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

9.  Other Derivative Information (continued)

At June 30, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Counterparty
BNDP	$589,478	$—	$—	$(520,000)	$69,478
BOFA	2,287,842	(13,770)	—	(2,274,072)	—
BZWS	1,210,046	(398,021)	—	(812,025)	—
CITI	11,997,014	(10,798,389)	—	(494,000)	704,625
DBAB	3,214,550	(650,999)	—	(2,542,000)	21,551
GSCO	3,579,210	(313,768)	—	(2,860,000)	405,442
HSBK	4,745,878	(4,745,878)	—	—	—
JPHQ	5,802,310	(3,373,857)	—	(1,260,000)	1,168,453
MSCO	694,003	(54,347)	—	(620,000)	19,656
SCNY	1,674,734	(1,132)	—	(1,405,000)	268,602
UBSW	207,821	(13,200)	—	(194,621)	—

Total	$36,002,886	$(20,363,361)	$—	$(12,981,718)	$2,657,807

aAt June 30, 2019, the Fund received U.K. Treasury Bonds as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page TGB-36.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

TGB-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Foreign Government and Agency Securities	$—	$1,382,946,845	$—	$1,382,946,845

Options Purchased	—	10,749,140	—	10,749,140

Short Term Investments	892,766,792	270,465,784	—	1,163,232,576

Total Investments in Securities	$892,766,792	$1,664,161,769	$—	$2,556,928,561

Other Financial Instruments:

Forward Exchange Contracts	$—	$10,800,410	$—	$10,800,410

Liabilities:

Other Financial Instruments:

Options Written	$—	$8,140,326	$—	$8,140,326

Forward Exchange Contracts	—	24,353,192	—	24,353,192

Swap Contracts	—	44,410,210	—	44,410,210

Total Other Financial Instruments	$—	$76,903,728	$—	$76,903,728

aFor detailed categories, see the accompanying Statement of Investments.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	ARS	Argentine Peso	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate

BOFA	Bank of America Corp.	AUD	Australian Dollar	BADLAR	Argentina Deposit Rates Badlar Private

BZWS	Barclays Bank PLC	BRL	Brazilian Real		Banks ARS

CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Floating Rate Note

DBAB	Deutsche Bank AG	EUR	Euro	LIBOR	London InterBank Offered Rate

GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi

HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah

JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee

MSCO	Morgan Stanley	JPY	Japanese Yen

SCNY	Standard Chartered Bank	KRW	South Korean Won

UBSW	UBS AG	MXN	Mexican Peso

		PHP	Philippine Peso

		USD	United States Dollar

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 13, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share

Class 1	$0.0282	$0.8543

Class 2	$0.0282	$0.8235

Class 4	$0.0282	$0.8111

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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Templeton Growth VIP Fund

This semiannual report for Templeton Growth VIP Fund covers the period ended June 30, 2019.

Class 4 Performance Summary as of June 30, 2019

The Fund’s Class 4 Shares posted a +7.18% total return* for the six-month period ended June 30, 2019.

*The Fund has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities (primarily common stocks) of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing,

including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political and financial uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), posted a +16.60% total return for the period under review.1

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a

Geographic Composition

Based on Total Net Assets as of 6/30/19

potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TG-2	Semiannual Report

TEMPLETON GROWTH VIP FUND

normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter. However, the bloc’s annual inflation rate decreased during the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing equity investments for the Fund, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Stock selection in the utilities sector, particularly in multi-utilities, contributed to relative results.3 French transnational company Veolia Environnement was the sector’s top relative contributor. Veolia’s share price continues to rally due to better-than-expected earnings, boosted by strong growth in new hazardous waste treatment and plastics recycling, favorable water tax rulings and new water contracts. The company has also increased its dividend and earnings outlook for 2019.

In other sectors, key relative contributors included multiple American companies: global beauty firm Coty, banking firm Citigroup, pharmaceutical company Allergan, computer technology firm Oracle, truckmaker Navistar International (not part of the index) and pharmaceutical company Perrigo. Swedish health care equipment and supplies firm Getinge (not part of the index, not held at period-end) and Canadian precious metals firm Wheaton Precious Metals also contributed to relative results. Wheaton benefited from a favorable settlement related to a Canadian tax audit that had depressed its share price for years. Shares also rallied in May after the firm’s reported earnings and gold production beat consensus expectations. The stock remains an attractive holding, trading at what we view as reasonable valuations on a variety of metrics and providing a capital-light, low-cost streaming model that offers gold exposure with superior economics compared to traditional mining companies.

In contrast, stock selection in the communication services sector, especially in media, detracted from relative results.4 Notable detractors included Luxembourg-based media firm SES, Chinese internet services company Baidu and British telecommunications company Vodafone. Baidu’s stock price fell amid a cyclical slowdown in China’s economy. We believe Baidu’s core search business remains undervalued, and the company has enjoyed strong growth in active daily users and a high cash position.

Stock selection in the consumer staples sector, particularly in food and staples retailing, also detracted from relative

3. The utilities sector comprises gas utilities and multi-utilities in the SOI.

4. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI.

Semiannual Report	TG-3

TEMPLETON GROWTH VIP FUND

performance.5 Key detractors included American companies such as drugstore Walgreens Boots Alliance, supermarket chain The Kroger Co. and food manufacturer Kellogg. Japanese food retailer Seven & i Holdings also hurt relative performance.

In other sectors, key relative detractors included Israeli pharmaceuticals firm Teva Pharmaceutical Industries, Chinese natural gas distributor Kunlun Energy and Japanese household durables firm Panasonic. Teva’s share price declined due to weakness in the U.S. generic drug market and slumping sales of one of its aging flagship drugs. A surprising settlement of a U.S. opioid lawsuit, which added to the existing litigation risk surrounding an industry-wide price-fixing scandal, also hurt its share price. While these situations are unlikely to materially impact near-term cash flow—which we believe should improve amid ongoing cost-cutting—they do raise the risk profile of the investment, particularly in light of Teva’s high financial and operating leverage in the competitive, commodity-like generic drug industry.

From a geographic perspective, no regions contributed to relative performance, but stock selection in Sweden and Singapore did help the Fund’s results. In contrast, stock selection in Europe, particularly in the U.K., detracted from relative performance. An overweighting in Luxembourg also hurt results. Other relative detractors included stock selection in Asia, particularly in China and Japan, and North America, notably in the U.S.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
6/30/19

Company Sector/Industry, Country	% of Total Net Assets
Allergan PLC Pharmaceuticals, U.S.	2.7%
Singapore Telecommunications Ltd. Diversified Telecommunication Services, Singapore	2.6%
Citigroup Inc. Banks, U.S.	2.6%
BP PLC Oil, Gas & Consumable Fuels, U.K.	2.4%
SES SA Media, Luxembourg	2.3%
Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.3%
BNP Paribas SA Banks, France	2.2%
Kellogg Co. Food Products, U.S.	2.1%
Takeda Pharmaceutical Co. Ltd. Pharmaceuticals, Japan	2.0%
Standard Chartered PLC Banks, U.K.	2.0%

5. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI.

TG-4	Semiannual Report

TEMPLETON GROWTH VIP FUND

Class 4 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Fund-Level Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]
Class 4	$1,000	$1,071.80	$6.16	$1,018.84	$6.01	1.20%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	TG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.44	$16.24	$13.93	$13.54	$14.85	$15.47

Income from investment operations[a]:

Net investment income[b]	0.18	0.28	0.29	0.26	0.28	0.38 [c]

Net realized and unrealized gains (losses)	0.65	(2.42)	2.30	0.96	(1.17)	(0.75)

Total from investment operations	0.83	(2.14)	2.59	1.22	(0.89)	(0.37)

Less distributions from:

Net investment income	(0.40)	(0.35)	(0.28)	(0.31)	(0.42)	(0.25)

Net realized gains	(2.49)	(1.31)	—	(0.52)	—	—

Total distributions	(2.89)	(1.66)	(0.28)	(0.83)	(0.42)	(0.25)

Net asset value, end of period	$10.38	$12.44	$16.24	$13.93	$13.54	$14.85

Total return[d]	7.46%	(14.61)%	18.77%	9.90%	(6.24)%	(2.53)%

Ratios to average net assets[e]

Expenses.	0.85% [f]	0.83% [f]	0.82% [f,g]	0.82% [f]	0.80% [f]	0.78%

Net investment income	3.24%	1.90%	1.94%	2.01%	1.96%	2.46% [c]

Supplemental data

Net assets, end of period (000’s)	$95,901	$354,164	$466,207	$453,997	$468,548	$572,860

Portfolio turnover rate	11.43%	29.25%	26.46%	22.88%	20.92%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance

Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TG-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.21	$15.97	$13.70	$13.32	$14.61	$15.23

Income from investment operations[a]:

Net investment income[b]	0.20	0.24	0.25	0.23	0.25	0.34 [c]

Net realized and unrealized gains (losses)	0.60	(2.38)	2.26	0.94	(1.16)	(0.75)

Total from investment operations	0.80	(2.14)	2.51	1.17	(0.91)	(0.41)

Less distributions from:

Net investment income	(0.36)	(0.31)	(0.24)	(0.27)	(0.38)	(0.21)

Net realized gains	(2.49)	(1.31)	—	(0.52)	—	—

Total distributions	(2.85)	(1.62)	(0.24)	(0.79)	(0.38)	(0.21)

Net asset value, end of period	$10.16	$12.21	$15.97	$13.70	$13.32	$14.61

Total return[d]	7.34%	(14.85)%	18.50%	9.62%	(6.49)%	(2.81)%

Ratios to average net assets[e]

Expenses	1.10% [f]	1.08% [f]	1.07% [f,g]	1.07% [f]	1.05% [f]	1.03%

Net investment income	2.99%	1.65%	1.69%	1.76%	1.71%	2.21% [c]

Supplemental data

Net assets, end of period (000’s)	$641,016	$625,311	$879,521	$876,128	$921,895	$1,171,896

Portfolio turnover rate	11.43%	29.25%	26.46%	22.88%	20.92%	17.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.36	$16.13	$13.83	$13.44	$14.73	$15.35

Income from investment operations[a]:

Net investment income[b]	0.20	0.23	0.24	0.22	0.23	0.33 [c]

Net realized and unrealized gains (losses)	0.60	(2.40)	2.28	0.94	(1.16)	(0.76)

Total from investment operations	0.80	(2.17)	2.52	1.16	(0.93)	(0.43)

Less distributions from:

Net investment income	(0.35)	(0.29)	(0.22)	(0.25)	(0.36)	(0.19)

Net realized gains	(2.49)	(1.31)	—	(0.52)	—	—

Total distributions	(2.84)	(1.60)	(0.22)	(0.77)	(0.36)	(0.19)

Net asset value, end of period	$10.32	$12.36	$16.13	$13.83	$13.44	$14.73

Total return[d]	7.18%	(14.88)%	18.38%	9.47%	(6.54)%	(2.88)%

Ratios to average net assets[e]

Expenses	1.20% [f]	1.18% [f]	1.17% [f,g]	1.17%[f]	1.15% [f]	1.13%

Net investment income	2.89%	1.55%	1.59%	1.66%	1.61%	2.11%[c]

Supplemental data

Net assets, end of period (000’s)	$27,768	$28,238	$38,798	$43,286	$47,777	$59,989

Portfolio turnover rate	11.43%	29.25%	26.46%	22.88%	20.92%	17.46%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.53%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TG-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2019 (unaudited)

Templeton Growth VIP Fund
		Country	Shares	Value

	Common Stocks 96.7%
	Air Freight & Logistics 1.5%
	United Parcel Service Inc., B	United States	108,330	$11,187,239

	Automobiles 0.7%
	Hero Motocorp Ltd.	India	141,930	5,313,884

	Banks 16.9%
	Bangkok Bank PCL, fgn.	Thailand	1,250,380	8,107,710
	Bank of Ireland Group PLC	Ireland	581,690	3,039,308
	BNP Paribas SA	France	349,237	16,581,962
	Citigroup Inc.	United States	282,490	19,782,775
	Credit Agricole SA	France	745,066	8,931,913
	HSBC Holdings PLC	United Kingdom	1,495,704	12,406,523
	ING Groep NV	Netherlands	1,228,286	14,237,460
	KB Financial Group Inc.	South Korea	280,494	11,116,091
	Standard Chartered PLC	United Kingdom	1,703,223	15,448,203
	Sumitomo Mitsui Financial Group Inc.	Japan	271,960	9,600,072
	Wells Fargo & Co.	United States	203,257	9,618,121

				128,870,138

	Beverages 1.2%
	Kirin Holdings Co. Ltd.	Japan	102,600	2,211,010
	Suntory Beverage & Food Ltd.	Japan	165,960	7,211,302

				9,422,312

	Biotechnology 1.8%
	Gilead Sciences Inc.	United States	207,830	14,040,995

	Building Products 0.7%
	Compagnie de Saint-Gobain	France	137,620	5,362,437

	Capital Markets 1.1%
	UBS Group AG	Switzerland	641,450	7,620,278
	Value Partners Group Ltd.	Hong Kong	1,525,640	1,017,464

				8,637,742

	Chemicals 0.2%
	Akzo Nobel NV	Netherlands	19,702	1,850,989

	Communications Equipment 0.6%
a	CommScope Holding Co. Inc.	United States	298,730	4,699,023

	Construction Materials 0.5%
	Taiheiyo Cement Corp.	Japan	136,800	4,136,227

	Consumer Finance 1.6%
	Capital One Financial Corp.	United States	137,560	12,482,194

	Diversified Telecommunication Services 4.7%
	China Telecom Corp. Ltd., ADR	China	98,965	4,951,219
	Singapore Telecommunications Ltd.	Singapore	7,759,230	20,068,210
	Telefonica SA	Spain	901,225	7,398,331
	Verizon Communications Inc.	United States	63,530	3,629,469

				36,047,229

Semiannual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Electrical Equipment 0.6%
	Vestas Wind Systems AS	Denmark	49,100	$4,240,108

	Food & Staples Retailing 4.4%
	The Kroger Co.	United States	555,660	12,063,379
	Seven & i Holdings Co. Ltd.	Japan	215,860	7,303,443
	Walgreens Boots Alliance Inc.	United States	257,879	14,098,245

				33,465,067

	Food Products 2.1%
	Kellogg Co.	United States	300,330	16,088,678

	Gas Utilities 1.2%
	Kunlun Energy Co. Ltd.	China	10,599,870	9,240,109

	Health Care Providers & Services 2.3%
	AmerisourceBergen Corp.	United States	123,640	10,541,546
	Cardinal Health Inc.	United States	151,930	7,155,903

				17,697,449

	Household Durables 1.3%
	Panasonic Corp.	Japan	1,181,830	9,838,718

	Industrial Conglomerates 3.2%
	CK Hutchison Holdings Ltd.	Hong Kong	1,127,940	11,117,475
	Siemens AG	Germany	110,732	13,167,642

				24,285,117

	Insurance 2.8%
	Aegon NV	Netherlands	1,605,016	7,988,372
	China Life Insurance Co. Ltd., H	China	5,473,120	13,479,366

				21,467,738

	Interactive Media & Services 1.4%
a	Alphabet Inc., A	United States	3,553	3,847,188
a	Baidu Inc., ADR	China	55,840	6,553,383

				10,400,571

	Leisure Products 1.2%
a	Mattel Inc.	United States	831,780	9,324,254

	Machinery 0.9%
a	Navistar International Corp.	United States	210,030	7,235,533

	Marine 1.0%
	A.P. Moeller-Maersk AS, B	Denmark	6,240	7,737,988

	Media 3.9%
	Comcast Corp., A	United States	278,447	11,772,739
	SES SA, IDR	Luxembourg	1,140,870	17,833,701

				29,606,440

	Metals & Mining 1.6%
	Wheaton Precious Metals Corp.	Canada	496,476	12,004,883

TG-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Multi-Utilities 3.2%
	E.ON SE	Germany	843,290	$9,156,489
	Veolia Environnement SA	France	616,570	15,014,298

				24,170,787

	Oil, Gas & Consumable Fuels 9.7%
	Apache Corp.	United States	369,080	10,692,248
	BP PLC	United Kingdom	2,586,571	18,020,499
	Eni SpA	Italy	674,349	11,197,452
	Exxon Mobil Corp.	United States	157,870	12,097,578
b	Husky Energy Inc.	Canada	527,660	4,999,626
	Royal Dutch Shell PLC, B	United Kingdom	529,239	17,347,083

				74,354,486

	Personal Products 1.1%
	Coty Inc., A	United States	617,051	8,268,483

	Pharmaceuticals 12.7%
	Allergan PLC	United States	122,834	20,566,097
	Bayer AG	Germany	207,926	14,405,039
	Merck KGaA	Germany	72,694	7,599,774
	Novartis AG	Switzerland	30,740	2,808,140
	Perrigo Co. PLC	United States	34,630	1,649,081
	Roche Holding AG	Switzerland	42,833	12,047,809
	Sanofi	France	177,087	15,282,304
	Takeda Pharmaceutical Co. Ltd.	Japan	440,170	15,607,215
a	Teva Pharmaceutical Industries Ltd., ADR	Israel	741,550	6,844,506

				96,809,965

	Real Estate Management & Development 1.2%
	CK Asset Holdings Ltd.	Hong Kong	59,500	465,739
	Mitsui Fudosan Co. Ltd.	Japan	365,950	8,867,041

				9,332,780

	Software 2.0%
	Oracle Corp.	United States	268,058	15,271,264

	Specialty Retail 1.1%
	Kingfisher PLC	United Kingdom	3,149,137	8,594,381

	Technology Hardware, Storage & Peripherals 2.0%
	Samsung Electronics Co. Ltd.	South Korea	373,630	15,178,497

	Wireless Telecommunication Services 4.3%
	Bharti Airtel Ltd.	India	2,608,534	13,114,551
	China Mobile Ltd.	China	1,020,100	9,290,671
	Vodafone Group PLC	United Kingdom	6,514,102	10,698,105

				33,103,327

	Total Common Stocks (Cost $706,560,370)			739,767,032

Semiannual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Principal Amount*	Value

	Short Term Investments 2.3%

	U.S. Government and Agency Securities (Cost $199,988) 0.0%†
c	FFCB, 7/01/19	United States	$200,000	$200,000

	Time Deposits (Cost $12,000,000) 1.6%
	Royal Bank of Canada, 2.35%, 7/01/19	Canada	12,000,000	12,000,000

			Shares
d	Investments from Cash Collateral Received for Loaned Securities 0.7%

	Money Market Funds (Cost $5,037,834) 0.7%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 2.05%	United States	5,037,834	5,037,834

	Total Investments (Cost $723,798,192) 99.0%			757,004,866

	Other Assets, less Liabilities 1.0%			7,680,655

	Net Assets 100.0%			$764,685,521

See Abbreviations on page TG-23.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2019. See Note 1(c).

cThe security was issued on a discount basis with no stated coupon rate.

dSee Note 1(c) regarding securities on loan.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

TG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Templeton Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$718,760,358
Cost - Non-controlled affiliates (Note 3e)	5,037,834

Value - Unaffiliated issuers+	$751,967,032
Value - Non-controlled affiliates (Note 3e)	5,037,834
Cash	1,128,814
Receivables:
Investment securities sold	10,048,278
Capital shares sold	647,726
Dividends and interest	2,689,165
European Union tax reclaims	790,686
Other assets	763

Total assets	772,310,298

Liabilities:
Payables:
Investment securities purchased	374,802
Capital shares redeemed	1,040,037
Management fees	497,399
Distribution fees	279,435
Payable upon return of securities loaned	5,037,834
Deferred tax	122,628
Accrued expenses and other liabilities	272,642

Total liabilities	7,624,777

Net assets, at value	$764,685,521

Net assets consist of:
Paid-in capital	$741,775,453
Total distributable earnings (loss)	22,910,068

Net assets, at value	$764,685,521

Class 1:
Net assets, at value	$95,901,005

Shares outstanding	9,240,966

Net asset value and maximum offering price per share	$10.38

Class 2:
Net assets, at value	$641,016,439

Shares outstanding	63,106,979

Net asset value and maximum offering price per share	$10.16

Class 4:
Net assets, at value	$27,768,077

Shares outstanding	2,690,735

Net asset value and maximum offering price per share	$10.32

+Includes securities loaned	$4,749,645

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Templeton Growth VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$19,280,114
Interest:
Unaffiliated issuers	165,380
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	58,874
Non-controlled affiliates (Note 3e)	71,351

Total investment income.	19,575,719

Expenses:
Management fees (Note 3a)	3,877,982
Distribution fees: (Note 3c)
Class 2	812,598
Class 4	50,354
Custodian fees (Note 4)	34,573
Reports to shareholders	92,511
Professional fees	45,603
Trustees’ fees and expenses	4,783
Other	20,753

Total expenses	4,939,157
Expenses waived/paid by affiliates (Note 3e)	(12,320)

Net expenses	4,926,837

Net investment income	14,648,882

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(19,850,282)
Foreign currency transactions	87,001

Net realized gain (loss)	(19,763,281)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	85,919,624
Translation of other assets and liabilities denominated in foreign currencies	(48,147)
Change in deferred taxes on unrealized appreciation	(122,628)

Net change in unrealized appreciation (depreciation)	85,748,849

Net realized and unrealized gain (loss)	65,985,568

Net increase (decrease) in net assets resulting from operations	$80,634,450

*Foreign taxes withheld on dividends.	$1,666,230

TG-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$14,648,882	$ 21,598,649
Net realized gain (loss)	(19,763,281)	145,036,204
Net change in unrealized appreciation (depreciation)	85,748,849	(344,182,476)

Net increase (decrease) in net assets resulting from operations	80,634,450	(177,547,623)

Distributions to shareholders:
Class 1	(20,901,613)	(44,508,681)
Class 2	(139,418,589)	(82,384,314)
Class 4	(6,044,047)	(3,542,055)

Total distributions to shareholders	(166,364,249)	(130,435,050)

Capital share transactions: (Note 2)
Class 1	(270,325,446)	(7,474,527)
Class 2	109,479,958	(59,234,414)
Class 4	3,547,382	(2,120,747)

Total capital share transactions	(157,298,106)	(68,829,688)

Net increase (decrease) in net assets	(243,027,905)	(376,812,361)
Net assets:
Beginning of period	1,007,713,426	1,384,525,787

End of period	$764,685,521	$1,007,713,426

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at

TG-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

Semiannual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on

TG-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	34,315	$434,886	751,581	$10,285,009

Shares issued in reinvestment of distributions	2,083,910	20,901,613	3,065,336	44,508,681

Shares redeemed	(21,347,643)	(291,661,945)	(4,049,692)	(62,268,217)

Net increase (decrease)	(19,229,418)	$(270,325,446)	(232,775)	$(7,474,527)

Class 2 Shares:

Shares sold	1,225,694	$15,071,351	2,342,753	$33,884,634

Shares issued in reinvestment of distributions	14,197,412	139,418,589	5,773,252	82,384,314

Shares redeemed	(3,511,422)	(45,009,982)	(11,984,334)	(175,503,362)

Net increase (decrease)	11,911,684	$109,479,958	(3,868,329)	$(59,234,414)

Class 4 Shares:

Shares sold	69,674	$885,651	154,144	$2,180,515

Shares issued in reinvestment of distributions	605,616	6,044,047	245,125	3,542,055

Shares redeemed	(270,028)	(3,382,316)	(518,871)	(7,843,317)

Net increase (decrease)	405,262	$3,547,382	(119,602)	$(2,120,747)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.811% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

TG-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales		Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$12,394,593	$116,707,362		$(124,064,121)	$ —	$ —	$5,037,834	5,037,834	$71,351

f.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2019, these purchase and sale transactions aggregated $0 and $7,221,547, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5.  Income Taxes

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$729,534,511

Unrealized appreciation	$112,120,064
Unrealized depreciation	(84,649,709)

Net unrealized appreciation (depreciation)	$27,470,355

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $104,839,302 and $432,628,546, respectively.

At June 30, 2019, in connection with securities lending transactions, the Fund loaned equity investments and received $5,037,834 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments	$739,767,032	$—	$—	$739,767,032

Short Term Investments	5,037,834	12,200,000	—	17,237,834

Total Investments in Securities	$744,804,866	$12,200,000	$—	$757,004,866

aFor detailed categories, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FFCB	Federal Farm Credit Bank

IDR	International Depositary Receipt

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 13, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0380	$0.3897
Class 2	$0.0380	$0.3670
Class 4	$0.0380	$0.3571

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of U.S. Treasury bills that have a remaining maturity of greater than or equal to 1 month and less than 3 months.

Bloomberg Barclays U.S. Aggregate Bond is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/ BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Corporate Index: Investment- Grade Component measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Barclays U.S. High Yield Very Liquid Index is a component of the U.S. Corporate High Yield Index that is designed to track a more liquid component of the U.S. dollar-denominated, high-yield fixed-rate corporate bond market.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

FTSE World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/19, there were 37 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/19, there were 26 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

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INDEX DESCRIPTIONS

MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large- and mid-capitalization stocks. The index is designed to reflect the performance of equities in the parent index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Flex Cap Growth VIP Fund

Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

(each a Fund)

At an in-person meeting held on April 16, 2019 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the (i) investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each of Franklin Flex Cap Growth VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Mid-Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund, Franklin VolSmart Allocation VIP Fund, and Templeton Global Bond VIP Fund; (ii) the investment sub-advisory agreement between FAI and K2/D&S Management Co., LLC (Sub-Adviser), an affiliate of FAI, on behalf of Franklin VolSmart Allocation VIP Fund; (iii) the investment management agreement between Franklin Templeton Institutional, LLC (FTIL) and the Trust, on behalf of Franklin Global Real Estate VIP Fund; (iv) the investment management agreement between Franklin Mutual Advisers, LLC (FMA) and the Trust, on behalf of each of Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund and Franklin Small Cap Value VIP Fund; (v) the

investment management agreement between Templeton Asset Management Ltd. (TAML) and the Trust, on behalf of Templeton Developing Markets VIP Fund; (vi) the investment management agreement between Templeton Investment Counsel, LLC (TICL) and the Trust, on behalf of Templeton Foreign VIP Fund; and (vii) the investment management agreement between Templeton Global Advisors Limited (TGAL) and the Trust, on behalf of Templeton Growth VIP Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI, FTIL, FMA, TAML, TICL, TGAL and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of each Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While

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SHAREHOLDER INFORMATION

attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Franklin Income VIP Fund and Franklin VolSmart Allocation VIP Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Flex Cap Growth VIP Fund - The Performance Universe for this Fund included the Fund and all large-cap growth funds underlying variable insurance products (VIPs). The Board noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, but for the three-, five- and 10-year periods was below the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting the Fund’s one-year first quintile (best) performance. The Board also noted the actions management has taken in an effort to address the Fund’s performance over the past few years, including changes to the Fund’s portfolio management team and enhancements to the team’s security selection process.

Franklin Growth and Income VIP Fund - The Performance Universe for this Fund included the Fund and all equity income funds underlying VIPs. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Income VIP Fund - The Performance Universe for this Fund included the Fund and all mixed-asset target

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SHAREHOLDER INFORMATION

allocation moderate funds underlying VIPs. The Performance Customized Peer Group for this Fund consisted of funds sorted by trailing 12-month yield and set to be top quartile (highest yield). The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the medians of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and 10-year periods was above the median of its Performance Universe, and for the five-year period was equal to the median of its Performance Universe. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Customized Peer Group. The Board concluded that the Fund’s performance was satisfactory.

Franklin Strategic Income VIP Fund - The Performance Universe for this Fund included the Fund and all general bond funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the five- and ten-year periods was below the median of its Performance Universe, but for the three-year period was above the median of its Performance Universe and for the one-year period was equal to the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s relative underperformance for the five-year period was impacted by, among other things, energy related credit investments that were affected by declining oil prices and global non-dollar long positions that were affected by broad US Dollar strength. Management then explained to the Board that it is continuing to enhance the Fund’s investment team and process, emphasizing bottom-up fundamental research, top-down macroeconomic analysis and quantitative modeling. Based on management’s explanation and the Fund’s shorter-term performance, the Board concluded that the Fund’s performance was satisfactory.

Franklin Large Cap Growth VIP Fund - The Performance Universe for this Fund included the Fund and all large-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, but for the three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund has historically maintained a higher allocation to smaller and mid-cap companies than the average fund in its Performance Universe. Management further explained that over the three- and five-year periods larger cap companies had outperformed smaller and mid-cap companies, contributing to the Fund’s below median performance. Management also explained that the Fund’s performance was impacted over the three- and five-year periods by security selection in the health care sector and general market rotation out of traditional secular growth sectors into cyclical sectors following the US presidential election in 2016. Based on management’s explanation, management’s recent actions taken to reposition certain portfolio holdings and the Fund’s above median one-year performance, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted and that the Fund’s annualized total return for the three-, five- and 10-year periods, while below the median, exceeded 14.7%, 11.1% and 13.8%, respectively.

Franklin Mutual Global Discovery VIP Fund - The Performance Universe for this Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the three- and 10-year periods was below the median of its Performance Universe, but for the one- and five-year periods was above the median and in the first quintile (the best) of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the three- and 10-year periods, while below the median, exceeded 7.5% and 9.0%, respectively.

Franklin Mutual Shares VIP Fund - The Performance Universe for this Fund included the Fund and all multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, but for the three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s underperformance in 2017 was material and continues to adversely impact the Fund’s ranking over longer-term periods. Management reminded the Board of the primary factors that impacted the 2017 performance, including, among factors, exposure to non-US equities and stock selection. Management then explained to the Board the actions it has taken in an effort to address the sources of the Fund’s underperformance, including changes to the Fund’s portfolio management team and enhancements to

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SHAREHOLDER INFORMATION

the Fund’s investment process. Based on management’s explanation and the Fund’s above median one-year performance, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods, while below the median, were equal to or exceeded 9.0%, 5.5% and 10.7%, respectively.

Franklin Small-Mid Cap Growth VIP Fund - The Performance Universe for this Fund included the Fund and all mid-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-year period was above the median of its Performance Universe, but for the three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s positioning in the healthcare, consumer, financial and industrial sectors was a primary detractor from relative performance over the three- and five-year periods. Management further explained that overweight exposure to the pharmaceutical industry was the largest detractor from performance, especially in 2016. Management then explained to the Board the actions it has taken in an effort to address the sources of the Fund’s relative underperformance, including changes to the Fund’s portfolio management team and enhancements to the Fund’s investment process. Based on management’s explanation and the Fund’s above median one-year performance, the Board concluded that the Fund’s performance was satisfactory. In doing so, the Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods, while below the median, were equal to or exceeded 13.8%, 7.4% and 14.7%, respectively.

Franklin Global Real Estate VIP Fund, Franklin Rising Dividends VIP Fund and Templeton Developing Markets VIP Fund - The Performance Universe for the Franklin Global Real Estate VIP Fund included the Fund and all global real estate funds underlying VIPs. The Performance Universe for the Franklin Rising Dividends VIP Fund included the Fund and all multi-cap core funds underlying VIPs. The Performance Universe for the Templeton Developing Markets VIP Fund included the Fund and all emerging markets funds underlying VIPs. The Board noted that the Funds’ annualized total returns for the one-, three- and five-year periods were above the medians of their respective Performance Universes, but for the ten-year period were below the medians of their respective Performance Universes. The Board concluded that the Funds’ performance was satisfactory.

Franklin Small Cap Value VIP Fund - The Performance Universe for this Fund included the Fund and a representative class/fund from each portfolio in the small-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin U.S. Government Securities VIP Fund - The Performance Universe for this Fund included the Fund and all general U.S. government funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (the best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the five- and 10-year periods was below the median of its Performance Universe, but for the one- and three-year periods was above the median and in the second quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin VolSmart Allocation VIP Fund - The Performance Universe for this Fund included the Fund and all flexible portfolio funds underlying VIPs. The Performance Customized Peer Group for this Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Fund has been in operation for less than ten years. The Board noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the medians of its Performance Universe and Performance Customized Peer Group. The Board discussed this performance with management and management explained that it is not aware of another fund in the Performance Universe that is a pure comparison to the Fund, noting the Fund’s strategy to seek to achieve its investment goal while attempting to minimize the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. Management then explained to the Board the actions it has taken in an effort to address the sources of the Fund’s relative underperformance, including changes to the Fund’s equity index short positions, and noted that the portfolio management team continues to monitor the security selection and weightings of the exchange-traded funds and active funds that comprise the Fund’s equity and fixed income sub-strategies in anticipation of future allocation shifts that may be necessary in the coming year due to ongoing market concerns. In light of this explanation, the Board concluded that the Fund’s Management Agreement should be continued for an

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SHAREHOLDER INFORMATION

additional one-year period, and the Fund’s performance should continue to be monitored.

Templeton Foreign VIP Fund - The Performance Universe for this Fund included the Fund and all international multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the five- and ten-year periods was below the median of its Performance Universe, but for the one- and three-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Templeton Global Bond VIP Fund - The Performance Universe for this Fund included the Fund and all global income funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median and in the first (best) and second quintiles of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Templeton Growth VIP Fund - The Performance Universe for this Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one- and five-year periods was below the median of its Performance Universe, but for the three- and 10-year periods was above the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s underweight position in US stocks, overweight position in European holdings and overall stock selection (including in the health care sector) were primary themes that impacted the Fund’s relative performance over the past five years, noting that the Fund’s peers have a larger exposure to US investments and smaller exposure to emerging market investments as compared to the Fund. The Board also noted a number of changes implemented/being implemented by management to address the Fund’s below median annualized total return, in particular, changes to the Fund’s portfolio management team, macroeconomic analysis and portfolio construction. In light of this explanation and the Fund’s above median three- and 10-year performance, the Board concluded that the Fund’s performance was acceptable and that the changes management is implementing will continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding

each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Flex Cap Growth VIP Fund, Franklin Mutual Shares VIP Fund and Franklin Strategic Income VIP Fund - The Expense Group for the Franklin Flex Cap Growth VIP Fund included the Fund and twelve other large-cap growth funds underlying VIPs. The Expense Group for the Franklin Mutual Shares VIP Fund included the Fund and eight other multi-cap value funds underlying VIPs. The Expense Group for the Franklin Strategic Income VIP Fund included the Fund and seven other general bond funds underlying VIPs. The Board noted that the Management Rates for these Funds were above (only slightly for Franklin Mutual Shares VIP Fund and the Franklin Strategic Income VIP Fund) the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. In doing so, the Board noted that the Franklin Flex Cap Growth Fund’s actual total expense ratio reflected a fee waiver from management. With respect to the Franklin Mutual Shares VIP Fund, the Board further noted management’s explanation that the portfolio management

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team makes investments in distressed securities and merger arbitrage that are specialist in nature and therefore require additional resources that raise management costs, whereas the Fund’s Expense Group generally does not make such investments.

Templeton Growth VIP Fund - The Expense Group for this Fund included the Fund, three other global multi-cap value fund underlying VIPs, two global multi-cap core funds underlying VIPs and three global multi-cap growth funds underlying VIPs. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group and its actual total expense ratio was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Small-Mid Cap Growth VIP Fund - The Expense Group for the Fund included this Fund and twelve other mid-cap growth funds underlying VIPs. The Board noted that the Management Rate for the Fund was below the median of its Expense Group, and the actual total expense ratio for the Fund was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Global Real Estate VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund and Templeton Developing Markets VIP Fund - The Expense Group for the Franklin Global Real Estate VIP Fund included the Fund and eight other global real estate funds underlying VIPs. The Expense Group for the Franklin Large Cap Growth VIP Fund included the Fund and ten other large-cap growth funds underlying VIPs. The Expense Group for the Franklin Mutual Global Discovery VIP Fund included the Fund, three other global multi-cap value funds underlying VIPs, two global multi-cap core funds underlying VIPs and five global multi-cap growth funds underlying VIPs. The Expense Group for the Templeton Developing Markets VIP Fund included the Fund and 12 other emerging markets funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were above the medians of their respective Expense Groups. With respect to the Franklin Mutual Global Discovery VIP Fund, the Board noted management’s explanation that the portfolio management team makes investments in distressed securities and merger arbitrage that are specialist in nature and therefore require additional resources that raise management costs, whereas the Fund’s Expense Group generally does not make such investments.

With respect to the Franklin Global Real Estate VIP Fund, the Board noted management’s explanation that the portfolio managers’ rigorous fundamental analysis and active risk controls elevate management costs. With respect to the Franklin Large Cap Growth VIP Fund and the Templeton Developing Markets VIP Fund, the Board noted that the Funds’ Management Rates and actual total expense ratios were only slightly above (approximately 5 basis points or less) the medians of each Fund’s respective Expense Group. The Board concluded that the Management Rates charged to these Funds are reasonable.

Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Small Cap Value VIP Fund, Franklin U.S. Government Securities VIP Fund, Templeton Foreign VIP Fund and Templeton Global Bond VIP Fund – The Expense Group for the Franklin Growth and Income VIP Fund included the Fund and seven other equity income funds underlying VIPs. The Expense Group for the Franklin Income VIP Fund included the Fund and seven other mixed-asset target allocation moderate funds underlying VIPs. The Expense Group for the Franklin Small Cap Value VIP Fund included the Fund and seven other small-cap value funds underlying VIPs. The Expense Group for the Franklin U.S. Government Securities VIP Fund included the Fund and ten other general U.S. government funds underlying VIPs. The Expense Group for the Templeton Foreign VIP Fund included the Fund, eight other international multi-cap value funds underlying VIPs and three international multi-cap core funds underlying VIPs. The Expense Group for the Templeton Global Bond VIP Fund included the Fund and eight other global income funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. The Board also noted that the Franklin Growth and Income VIP Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Rising Dividends VIP Fund - The Expense Group for this Fund included the Fund and 12 other multi-cap core funds underlying VIPs. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

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Franklin VolSmart Allocation VIP Fund – The Expense Group for this Fund included the Fund and four other flexible portfolio funds underlying VIPs. The Board noted the small size of the Expense Group. The Board also noted that the Management Rate for the Fund was below the median of its Expense Group and its actual total expense ratio was slightly above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by each Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by each Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints for each Fund (except for the Franklin VolSmart Allocation VIP Fund), which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by each Manager and its affiliates, each Fund’s management fee structure (except that of the Franklin VolSmart Allocation VIP Fund) provided a sharing of benefits with the Fund and its shareholders as the Fund grows. The Board recognized that there would not likely be any economies of scale for the Franklin Flex Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Growth and Income VIP Fund, Franklin Large Cap Growth VIP Fund and Franklin VolSmart Allocation VIP Fund until each Fund’s assets grow. The Board also recognized that given the decline in assets over the past three calendar years for each of the Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund and Templeton Foreign VIP Fund, these Funds are not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described

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factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report Franklin Templeton Variable Insurance Products Trust
Investment Managers	Fund Administrator	Distributor
Franklin Advisers, Inc. Franklin Mutual Advisers, LLC Templeton Asset Management Ltd. Templeton Global Advisors Limited Templeton Investment Counsel, LLC	Franklin Templeton Services, LLC	Franklin Templeton Distributors, Inc.

© 2019 Franklin Templeton Investments. All rights reserved.	VIP4 S 08/19

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Mary C. Choksi and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration
Date August 30, 2019

By	S\ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date August 30, 2019